UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: April 30, 2019

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2019
Domestic Equity Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HNSOX	HASOX	HRSOX	HISOX
VALUE FUNDS
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Small Cap Value Opportunities Fund	HSRVX	HSOVX	HSAVX	HSIVX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
U.S. equities generally had positive returns in the fiscal half year ended April 30, 2019. However, the period saw a marked reversal in stock performance, with major declines in the closing months of 2018 followed by a robust rally in the first few months of 2019.
In the beginning of the six-month period, an equity market selloff reflected investor concerns about a range of issues, including the pace of global growth, the potential for more U.S. Federal Reserve (Fed) interest rate hikes, and a potential trade war between the U.S. and China.
Global equity markets rebounded in the first quarter of 2019, led by a strong advance by U.S. equities. The Fed signaled a pause on increases in the federal funds rate, and worries about a trade conflict with China abated. Each of the eleven broad S&P 500 sectors posted gains for the first quarter of 2019, led by Information Technology, Real Estate, and Industrials. The equity markets’ positive performance continued through April, buoyed by better-than-expected economic and earnings numbers.
The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 9.71% for the fiscal half year ended April 30, 2019. Growth stocks outperformed value stocks by a significant margin during the period. Mid cap stocks were the best performers from a capitalization perspective for the six-month period. Large cap stocks performed in line with the market, while small caps underperformed.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2019
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	9.71%	12.68%	11.20%	15.30%	10.17%
S&P 500 (large cap stocks)	9.76	13.49	11.63	15.32	10.15
Russell Midcap® (mid cap stocks)	11.65	10.69	9.75	15.65	11.41
Russell 2000® (small cap stocks)	6.06	4.61	8.63	14.10	9.41
Russell 3000® Growth (growth stocks)	11.81	16.61	14.17	16.83	10.05
Russell 3000® Value (value stocks)	7.61	8.58	8.17	13.69	9.91
International & Global
MSCI EAFE (ND)(foreign stocks)	7.45%	-3.22%	2.60%	7.95%	4.58%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.89	-7.88	5.27	11.49	N/A
MSCI World (ND)(global stocks)	8.83	6.48	7.31	11.58	6.82
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	9.12	-3.23	2.83	7.75	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	13.76	-5.04	4.04	7.50	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	5.89%	7.03%	5.03%	8.74%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	5.49	5.29	2.57	3.72	6.09%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	4.60	3.10	1.74	3.64	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.18	2.18	0.78	0.45	3.08
1

Change in market’s direction showed value of resilence
In the fourth calendar quarter of 2018, U.S. equities endured their worst quarterly performance in more than seven years, as concerns about interest rate increases, continuing trade tensions, and slowing global growth dampened investor sentiment. Some commentators speculated that the nearly 10-year-long bull market had reached its end.
But in the first quarter of 2019, such talk proved premature, as equities rebounded in the U.S. and globally. Anyone who pulled their money out of equities in December 2018, hoping to avoid further losses, may have missed out on the robust gains of early 2019.
Reacting emotionally to market movements, or trying to time when the market will rise or fall, can have a negative impact on the success of a long-term investment strategy. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
Harbor Funds offers a variety of equity and fixed income funds that can serve as the foundation of a diversified portfolio.
Thank you for investing with Harbor Funds.
June 28, 2019

Charles F. McCain
Chairman
2

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Blair A. Boyer

Natasha Kuhlkin, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
A sell-off in 2018’s final quarter reflected mounting investor concerns about the rising risk of a major trade war with China, decelerating expansion in non-U.S. economies, the pace of U.S. growth, U.S. interest rate increases and their effect on U.S. economic growth, the state of U.S. trade alliances with other major trading partners, and discord and uncertainty about domestic policy. U.S. equity markets rebounded in the early months of 2019, as the U.S. Federal Reserve (Fed) signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.
PERFORMANCE
Harbor Capital Appreciation Fund advanced 13.49% (Retirement Class), 13.44% (Institutional Class), 13.31% (Administrative Class), and 13.24% (Investor Class) in the six-month period ended April 30, 2019, outperforming the Russell 1000® Growth benchmark, which rose 12.09%.
Among the Russell 1000® Growth Index’s major sectors, Consumer Discretionary, Information Technology, Communication Services, and Industrials posted double-digit gains. Health Care’s advance was nominal. The small Energy sector declined.
Information Technology positions were strong contributors to Fund absolute performance and performance relative-relative to the Fund’s benchmark index. Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Holdings Microsoft, Salesforce.com, Workday, and Adobe offer mission-critical cloud applications and services that are fundamentally changing the way businesses operate.
Payments companies continue to benefit from the long-term shift from cash to electronic transactions. MasterCard and Visa have, in our view, strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. PayPal offers innovative low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions.
Apple declined on disappointing iPhone sales. More recently, the stock has turned around on expectations that demand will improve. After strong performance through much of 2017 and 2018, Nvidia fell in 2018’s final quarter, reflecting gaming graphics microchip inventory issues and a slowdown in the cryptocurrency mining boom. The stock has begun to recover on signs that the inventory issues are being resolved.
In Consumer Discretionary, Amazon continues to be a substantial holding. We believe that the company continues to strengthen its competitive edge through reinvestment in its business. The Amazon Web Services business is a driver of revenue and profit. The various business segments of Alibaba, one of the world’s largest e-commerce companies, have provided revenue growth. With an improving macroeconomic environment in China, we believe its sales growth looks poised to reaccelerate. Tesla’s decline was tied to renewed controversy surrounding CEO Elon Musk and concerns about electric vehicle production volume.
In Communication Services, Tencent’s growth is being driven by the company’s dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. Netflix continues to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.
3

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	13.49%	14.45%	15.40%	16.64%
Institutional Class	13.44	14.37	15.36	16.62
Administrative Class	13.31	14.08	15.07	16.32
Investor Class	13.24	13.96	14.93	16.19
Comparative Indices
Russell 1000® Growth	12.09%	17.43%	14.50%	16.96%
S&P 500	9.76	13.49	11.63	15.32
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.58% (Net) and 0.63% (Gross) (Retirement Class); 0.66% (Net) and 0.71% (Gross) (Institutional Class); 0.91% (Net) and 0.96% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Despite ongoing concern about data privacy, we believe Facebook is showing resilience, with solid engagement metrics and strong revenue growth, as advertisers continue to seek the reach and targeting Facebook provides. Video game publisher Activision Blizzard was hurt by signs of slowing growth momentum.
Materials and Energy positions detracted from absolute and relative return. Albemarle has the top global share and lowest cost structure in the lithium market but production issues and soft commodities pricing cloud its earnings outlook. Oil producer Concho Resources has been hurt by logistics constraints that are causing weak pricing in a portion of its production.
The Fund’s positions in Activision, Albemarle, and Concho were eliminated during the period.
OUTLOOK & STRATEGY
As a fundamental investor, we examine company and industry prospects over the short and long term, working to understand and anticipate how industries and businesses will change over time. Investing in companies with well-above-average long-term growth rates and unique, market-leading products and services remains our focus.
Market fears of a near-term recession have abated, while monetary policymakers have turned more dovish in light of slower growth expectations both in the U.S. and abroad. Bond yields have fallen since the Fed’s policy pivot.
Expectations of global growth depend in large part on a U.S.-China trade resolution that removes the threat and chilling impact of substantially higher tariff levels. U.S. trade issues extend beyond China as the fate of the proposed U.S.-Mexico-Canada Agreement, which would replace the North American Free Trade Agreement, remains unresolved, as does a dispute with the European Union over automobile tariffs.
Valuations of Fund holdings appear reasonable in absolute terms and relative to the S&P 500 and the Russell 1000® Growth indexes. Although we believe the Fund holds fundamentally strong companies with solid long-term growth prospects, we remain alert not only to the challenges posed by slowing economic growth and trade friction, but also by the headwinds created by data privacy issues, emerging regulatory views on the scope and scale of large technology platforms, and health care policy reform proposals leading into the 2020 U.S. election cycle.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Capital Appreciation Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Alphabet Inc.	6.0%
❷	Amazon.com Inc.	5.7%
❸	Microsoft Corp.	4.9%
❹	Mastercard Inc.	4.2%
❺	salesforce.com Inc.	3.8%
❻	Netflix Inc.	3.7%
❼	Visa Inc.	3.7%
❽	Facebook Inc.	3.5%
❾	Tencent Holdings Ltd.	3.5%
❿	Adobe Inc.	3.1%

Sector Allocation (% of investments)
5

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.8%
Shares		Value
AEROSPACE & DEFENSE—4.9%
1,821,829	Airbus SE (France)	$ 249,463
2,308,145	Boeing Co.	871,763
2,948,679	Safran SA (France)	429,803
		1,551,029
AUTOMOBILES—1.0%
1,375,712	Tesla Inc.*	328,369
BANKS—1.1%
2,864,983	JPMorgan Chase & Co.	332,481
BEVERAGES—1.1%
1,562,751	Constellation Brands Inc.	330,787
BIOTECHNOLOGY—4.3%
3,592,768	Alexion Pharmaceuticals Inc.*	489,084
3,748,996	BioMarin Pharmaceutical Inc.*	320,652
910,243	Sage Therapeutics Inc.*	153,130
2,259,672	Vertex Pharmaceuticals Inc.*	381,839
		1,344,705
CAPITAL MARKETS—1.2%
1,724,319	S&P Global Inc.	380,488
ENTERTAINMENT—3.7%
3,153,400	Netflix Inc.*	1,168,461
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.7%
1,162,395	American Tower Corp.	227,016
2,382,002	Crown Castle International Corp.	299,608
		526,624
FOOD & STAPLES RETAILING—2.0%
2,498,952	Costco Wholesale Corp.	613,568
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
1,877,102	Danaher Corp.	248,603
1,759,277	Edwards Lifesciences Corp.*	309,756
856,532	Intuitive Surgical Inc.*	437,371
		995,730
HEALTH CARE PROVIDERS & SERVICES—0.8%
167,765	Guardant Health Inc.*	10,990
983,937	UnitedHealth Group Inc.	229,326
		240,316
HOTELS, RESTAURANTS & LEISURE—2.1%
434,423	Chipotle Mexican Grill Inc.*	298,900
2,762,195	Marriott International Inc.	376,819
		675,719
INTERACTIVE MEDIA & SERVICES—13.0%
786,280	Alphabet Inc. Class A*	942,718
791,767	Alphabet Inc. Class C*	940,999
5,743,057	Facebook Inc.*	1,110,707
22,112,306	Tencent Holdings Ltd. (China)	1,089,864
		4,084,288
INTERNET & DIRECT MARKETING RETAIL—8.8%
5,214,543	Alibaba Group Holding Ltd. ADR (China)*,1	967,663
935,926	Amazon.com Inc.*	1,803,080
		2,770,743
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—12.8%
495,722	Adyen NV (Netherlands)*,2	$ 404,012
1,593,785	FleetCor Technologies Inc.*	415,898
5,125,845	Mastercard Inc.	1,303,195
4,312,936	PayPal Holdings Inc.*	486,370
3,520,505	Square Inc.*	256,363
7,103,501	Visa Inc.	1,168,029
		4,033,867
LIFE SCIENCES TOOLS & SERVICES—1.9%
1,947,560	Illumina Inc.*	607,639
PERSONAL PRODUCTS—1.7%
3,117,204	Estée Lauder Companies Inc.	535,567
PHARMACEUTICALS—1.5%
12,774,650	AstraZeneca plc ADR (United Kingdom)[1]	481,093
ROAD & RAIL—1.6%
2,791,645	Union Pacific Corp.	494,233
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.1%
1,193,280	Broadcom Inc.	379,940
3,456,927	NVIDIA Corp.	625,704
4,343,254	QUALCOMM Inc.	374,085
4,837,313	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	211,971
		1,591,700
SOFTWARE—16.3%
3,416,490	Adobe Inc.*	988,219
11,887,374	Microsoft Corp.	1,552,491
432,936	Red Hat Inc.*	79,024
7,271,539	salesforce.com Inc.*	1,202,349
1,234,691	ServiceNow Inc.*	335,231
2,811,656	Splunk Inc.*	388,121
2,771,138	Workday Inc.*	569,829
46,404	Zoom Video Communications Inc.*	3,363
		5,118,627
SPECIALTY RETAIL—2.2%
1,945,478	Home Depot Inc.	396,294
2,694,828	Lowe's Companies Inc.	304,893
		701,187
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
4,413,431	Apple Inc.	885,643
TEXTILES, APPAREL & LUXURY GOODS—5.0%
745,961	Kering SA (France)	441,426
2,758,517	Lululemon Athletica Inc. (Canada)*	486,464
7,309,514	NIKE Inc.	641,995
		1,569,885
TOTAL COMMON STOCKS
(Cost $17,212,238)		31,362,749
TOTAL INVESTMENTS—99.8%
(Cost $17,212,238)		31,362,749
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		47,430
TOTAL NET ASSETS—100.0%		$31,410,179

6

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 871,763	$ 679,266	$—	$ 1,551,029
Automobiles	328,369	—	—	328,369
Banks	332,481	—	—	332,481
Beverages	330,787	—	—	330,787
Biotechnology	1,344,705	—	—	1,344,705
Capital Markets	380,488	—	—	380,488
Entertainment	1,168,461	—	—	1,168,461
Equity Real Estate Investment Trusts (REITs)	526,624	—	—	526,624
Food & Staples Retailing	613,568	—	—	613,568
Health Care Equipment & Supplies	995,730	—	—	995,730
Health Care Providers & Services	240,316	—	—	240,316
Hotels, Restaurants & Leisure	675,719	—	—	675,719
Interactive Media & Services	2,994,424	1,089,864	—	4,084,288
Internet & Direct Marketing Retail	2,770,743	—	—	2,770,743
IT Services	3,629,855	404,012	—	4,033,867
Life Sciences Tools & Services	607,639	—	—	607,639
Personal Products	535,567	—	—	535,567
Pharmaceuticals	481,093	—	—	481,093
Road & Rail	494,233	—	—	494,233
Semiconductors & Semiconductor Equipment	1,591,700	—	—	1,591,700
Software	5,118,627	—	—	5,118,627
Specialty Retail	701,187	—	—	701,187
Technology Hardware, Storage & Peripherals	885,643	—	—	885,643
Textiles, Apparel & Luxury Goods	1,128,459	441,426	—	1,569,885
Total Investments in Securities	$28,748,181	$2,614,568	$—	$31,362,749
There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $404,012 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
7

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the six-month period ended April 30, 2019, the Russell 1000® Growth Index was up 12.09%, equities recorded their best start in almost three decades as major market indices recouped all of the losses suffered in the final months of 2018. Asset price appreciation was broad based, with all eleven S&P 500 sectors ending higher for the first four months of 2019. A sharp reversal in the U.S. Federal Reserve’s (Fed) hawkish interest rate policy and U.S.-China trade optimism fueled the stock rally with economically sensitive businesses outperforming those with less cyclicality. A pause in central bankers’ tightening interest rate policies helped equity valuations expand, propelling the Russell 1000® Growth Index. In contrast to the stock market’s fast start, the U.S. bond market’s yield curve inverted for the first time since 2007, suggesting bond investors are worried about the unraveling of synchronized global growth. We expect this equity and bond market tug of war to continue until uncertainties surrounding global trade and corporate profits are resolved.
PERFORMANCE
For the six-month period ended April 30, 2019, Harbor Strategic Growth Fund returned 12.64% (Retirement Class), 12.56% (Institutional Class), 12.50% (Administrative Class), and 10.94% (Investor Class). Stock selection within the Health Care, Consumer Staples and Real Estate sectors drove the Fund’s performance. The Fund’s sector underweight in Health Care also added to outperformance.
Positive contributors to performance included Microchip Technology, TransDigm Group, American Tower and Moody’s Corporation. Microchip Technology’s stock has rebounded as the company works through excess inventory in its distribution channel.  We believe this is a transitory cyclical issue and the secular drivers for Microchip Technology Inc.'s business remain intact.  The firm continues to benefit from the electrification and automation of its primary end markets, automotive and industrial equipment.  We believe it will compound shareholder value over our investment horizon, thus offering a compelling risk reward profile. TransDigm Group, the aviation electrical and mechanical components supplier, is up significantly over the last six months after surpassing earnings and revenues estimates as well as raising guidance for the upcoming fiscal year.  In addition to its strong execution, its acquisition of Esterline, an aerospace and defense company, is expected to close before the end of the fiscal year, which should further boost revenue and profits. American Tower’s scale and geographic diversity provides broad exposure to accelerating wireless infrastructure investments from 3G in developing markets to 5G in the U.S. Concerns over a slowing global economy and the precipitous drop in the U.S. 10 Year Treasury to 2.4% helped push up the valuations for acyclical, long-duration assets like American Tower.  Speculation that Sprint and T-Mobile’s merger would not be approved further helped drive the company’s stock price. Moody’s Corporation, the credit rating and analytics company, stock rebounded in the first quarter as global debt issuance recovered after a stagnant fourth quarter 2018 and concerns about an overly hawkish Fed subsided.
The largest detractors from performance for the six-month period ending April 30, 2019, included XPO Logistics, Markel Corporation, Berkshire Hathaway and Schlumberger. Over the past six months, XPO Logistics stock price experienced a sharp decline for two primary

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
8

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	12.64%	14.56%	N/A	14.87%
Institutional Class[2]	12.56	14.42	11.79	14.47
Administrative Class[1]	12.50	14.19	N/A	14.50
Investor Class[1]	10.94	12.55	N/A	13.65
Comparative Index
Russell 1000® Growth[2]	12.09%	17.43%	14.50%	16.05%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.63% (Net) and 0.77% (Gross) (Retirement Class); 0.71% (Net) and 0.85% (Gross) (Institutional Class); 0.96% (Net) and 1.10% (Gross) (Administrative Class); and 1.08% (Net) and 1.22% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
reasons. First, the company lowered its 2019 profit outlook due to slowing global economic activity. Second, XPO was the subject of a hedge fund’s short report that questioned the company’s accounting practices. Although most of the short report’s accusations were refuted by the company, our research process uncovered additional areas of concern. At Mar Vista, we attempt to invest in trustworthy capital allocators that demonstrate high integrity and financial transparency. More recently, XPO Logistics underwhelming operational performance and misguided investor communication lowered our conviction in management’s capabilities. For these reasons, we decided to exit our investment in XPO Logistics.
In 2018, the insurance industry endured the second year in a row of large catastrophe losses, mostly occurring during the fourth quarter.  Markel Corporation was not immune to the material claims as its insurance business reported $100 million in losses.  At the same time, Markel’s other key driver of value, its equity portfolio which accounts for 65% of book value, declined by mid-teens along with the rest of the stock market.  As a result, reported book value for the fourth quarter declined 7% compared to the prior quarter. Similar to Markel, Berkshire Hathaway’s large catastrophe losses and a declining stock market, particularly its investments in Apple and Kraft, pressured the firm’s fourth quarter 2018 book value.  With regard to Schlumberger, oil supply has proven to be more resilient than we expected despite an approximate 40% reduction in exploration and production cost from industry peaks in 2014. This resulted in a lower for longer price environment for the oil patch and the oil service industry in particular.  We believe this backdrop will limit Schlumberger’s ability to grow shareholder value above market rates over our investment horizon.  Therefore, we divested our position at the end of April 2019.
OUTLOOK & STRATEGY
We believe that elevated volatility may continue as economic activity moderates. While it may be unnerving to some investors, market volatility provides opportunities to increase the portfolio’s return potential while lowering risk. Our focus on owning compounding business models is well suited for turbulent times. We will continue to allocate capital to these competitively advantaged businesses when they trade below our estimates of intrinsic value.
Our investment team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction fund comprised of competitively advantaged serial compounders with stock prices that represent an appropriate margin of safety will generate excess risk-adjusted returns. In an environment with growing optimism, our investment team will remain diligent, conservative and patient as we deploy capital within our wide-moat universe.

1	The “Life of Class” return as shown reflects the period 03/06/2017 through 04/30/2019.
2	The “Life of Class” return as shown reflects the period 11/01/2011 through 04/30/2019.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
9

Harbor Strategic Growth Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	American Tower Corp.	5.7%
❷	Alphabet Inc. Class C	5.0%
❸	Berkshire Hathaway Inc. Class B	4.9%
❹	Markel Corp.	4.8%
❺	Honeywell International Inc.	4.0%
❻	Intuit Inc.	3.9%
❼	Ecolab Inc.	3.4%
❽	Microchip Technology Inc.	3.4%
❾	Oracle Corp.	3.4%
❿	Roper Technologies Inc.	3.4%

Sector Allocation (% of investments)
10

Harbor Strategic Growth Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.1%
Shares		Value
AEROSPACE & DEFENSE—2.9%
6,555	TransDigm Group Inc.*	$ 3,163
BANKS—5.0%
27,352	First Republic Bank	2,889
47,421	U.S. Bancorp.	2,528
		5,417
BEVERAGES—2.2%
19,043	PepsiCo Inc.	2,438
CAPITAL MARKETS—2.8%
15,502	Moody's Corp.	3,048
CHEMICALS—5.2%
20,295	Ecolab Inc.	3,736
10,639	Linde plc (Ireland)	1,918
		5,654
DIVERSIFIED FINANCIAL SERVICES—4.9%
24,588	Berkshire Hathaway Inc. Class B*	5,328
ELECTRICAL EQUIPMENT—2.5%
54,447	Sensata Technologies Holding plc (United Kingdom)*	2,719
ENERGY EQUIPMENT & SERVICES—0.2%
2,928	Core Laboratories NV (Netherlands)	186
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.7%
31,837	American Tower Corp.	6,218
HEALTH CARE EQUIPMENT & SUPPLIES—3.3%
12,467	Teleflex Inc.	3,568
INDUSTRIAL CONGLOMERATES—7.4%
25,164	Honeywell International Inc.	4,369
10,313	Roper Technologies Inc.	3,710
		8,079
INSURANCE—4.8%
4,852	Markel Corp.*	5,199
INTERACTIVE MEDIA & SERVICES—8.2%
4,574	Alphabet Inc. Class C*	5,436
17,675	Facebook Inc.*	3,418
		8,854
INTERNET & DIRECT MARKETING RETAIL—4.9%
1,574	Amazon.com Inc.*	3,033
1,246	Booking Holdings Inc.*	2,311
		5,344
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—3.0%
19,902	Visa Inc.	$ 3,273
LIFE SCIENCES TOOLS & SERVICES—2.1%
3,013	Mettler-Toledo International Inc.*	2,245
MACHINERY—2.3%
28,367	Fortive Corp.	2,449
PERSONAL PRODUCTS—3.1%
55,023	Unilever NV (Netherlands)	3,329
PHARMACEUTICALS—4.0%
6,517	Allergan plc (Ireland)	958
23,731	Johnson & Johnson	3,351
		4,309
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
37,388	Microchip Technology Inc.	3,735
SOFTWARE—10.5%
12,104	Adobe Inc.*	3,501
17,071	Intuit Inc.	4,286
65,738	Oracle Corp.	3,637
		11,424
SPECIALTY RETAIL—3.5%
28,663	CarMax Inc.*	2,232
4,281	O'Reilly Automotive Inc.*	1,620
		3,852
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.2%
17,141	Apple Inc.	3,440
TOTAL COMMON STOCKS
(Cost $79,560)		103,271
TOTAL INVESTMENTS—95.1%
(Cost $79,560)		103,271
CASH AND OTHER ASSETS, LESS LIABILITIES—4.9%		5,329
TOTAL NET ASSETS—100.0%		$108,600

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Michael T. Carmen,
CFA, CPA

Mario E. Abularach,
CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities suffered a sharp decline towards the end of 2018 but rebounded significantly at the beginning of 2019. The large fall in December occurred as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. As expected, the U.S. Federal Reserve (Fed) raised short-term interest rates by 0.25% as Fed Chair Jerome Powell highlighted the sustained level of economic growth and robust labor market.
Entering 2019, U.S. equities rallied to their largest quarterly gain since 2009 and continued this trend in April. A dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks contributed to the positive market sentiment of the start of 2019. The Fed left the benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments and announced that balance-sheet normalization will begin to slow in May and conclude in September. Fourth-quarter earnings and forward guidance from U.S. companies were encouraging relative to the market’s subdued expectations. Corporate buybacks represented the largest source of demand for U.S. stocks, as U.S. companies continued to purchase record quantities of their own shares on the back of solid U.S. economic growth and last year’s tax cuts.
Performance
For the six-month period ended April 30, 2019, Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 21.82% (Retirement Class), 21.76% (Institutional Class), 21.63% (Administrative Class), and 21.56% (Investor Class) for the period, while the index finished up 16.55%.
Relative outperformance was driven by positive security selection, most notably within the Health Care, Consumer Discretionary, and Information Technology sectors. Unfavorable security selection within Communication Services and Consumer Staples partially offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, detracted from the results; overweight allocations to Health Care and Communication Services, as well as an underweight to Information Technology, detracted most from performance.
Workday, a software-as-a-service (SaaS) provider for finance and human resources, was the Fund’s top relative contributor. Workday delivered strong fourth quarter and full fiscal year 2019 results at the end of February, reporting upside to all of its major metrics. The company displayed accelerated new business signings across its product platform, strong growth in its international and financials segments, and a significant increase in subscription revenue. This remains a high conviction name in the Fund, with a management team that continues to impress us. We trimmed our position in Workday, as well as a handful of other strong performing SaaS companies, and used the proceeds to initiate positions in other software names. Other notable contributors during the period were online home furnishings provider Wayfair, retail hard surface flooring provider Floor & Décor, and oral medical devices provider Align Technology.
Haemonetics, a provider of hematology (blood) products and solutions, was the Fund’s most significant detractor during the period. The company’s share price dropped after it reported a slight revenue miss in its fourth quarter results. This was caused by a faster decline in its blood business and slowing growth in its TEG hemostasis management system. However, its plasma business, which is a key growth driver and important to our overarching investment
12

Harbor Mid Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Retirement Class[1]	21.82%	23.41%	13.50%	16.22%
Institutional Class	21.76	23.35	13.45	16.19
Administrative Class	21.63	23.05	13.17	15.90
Investor Class	21.56	22.90	13.03	15.76
Comparative Index
Russell Midcap® Growth	16.55%	17.64%	12.20%	16.56%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.81% (Retirement Class); 0.89% (Institutional Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
thesis, performed well. We continue to favor this name and took advantage of the recent weakness to add to our position. Other notable detractors during the period were streaming music provider Spotify, food processing company Lamb Weston, and video game developer Take-Two Interactive.
OUTLOOK & STRATEGY
Coming off of a volatile end to 2018, we welcomed a strong start to the year. In general, we have become more optimistic in our outlook for equity markets going forward. However, we used the first quarter rally as an opportunity to realize profits in winners whose valuations were starting to look weaker and add to high conviction names that have lagged the recent strength. We have identified opportunities where we are waiting for a pullback before we initiate a position. We are looking for opportunities where we hold a differentiated view that presents an attractive risk-reward ratio using our fundamental investment process.
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenet of our philosophy and recognize that growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies that in our view, are characterized by accelerating earnings growth combined with a differentiated view relative to consensus.
Bottom-up investment decisions resulted in increased exposure to the Consumer Discretionary sector. This resulted in Consumer Discretionary becoming the Fund’s second largest overweight by the end of the period, with Health Care remaining the largest overweight. As of the end of the period, the Fund’s largest underweight allocations were to the Industrials, Financials, and Materials sectors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Align Technology Inc.	4.1%
❷	Exact Sciences Corp.	3.9%
❸	ServiceNow Inc.	3.7%
❹	Workday Inc.	3.7%
❺	CoStar Group Inc.	3.1%
❻	Monster Beverage Corp.	2.8%
❼	Advanced Micro Devices Inc.	2.7%
❽	Spotify Technology SA	2.6%
❾	Haemonetics Corp.	2.5%

Sector Allocation (% of investments)
(Excludes short-term investments)
14

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—93.6%
Shares		Value
AEROSPACE & DEFENSE—2.3%
34,172	Harris Corp.	$ 5,758
BEVERAGES—2.8%
118,967	Monster Beverage Corp.*	7,090
BIOTECHNOLOGY—8.8%
4,218	Bluebird Bio Inc.*	598
34,752	Caredx Inc.*	946
98,151	Exact Sciences Corp.*	9,687
20,431	Galapagos NV (Belgium)*	2,338
2,791	Galapagos NV ADR (Belgium)*,1	321
48,752	Ionis Pharmaceuticals Inc.*	3,624
17,927	Sage Therapeutics Inc.*	3,016
22,283	Seattle Genetics Inc.*	1,510
		22,040
COMMERCIAL SERVICES & SUPPLIES—1.6%
49,611	Brink's Co.	3,965
DIVERSIFIED CONSUMER SERVICES—1.5%
33,447	Grand Canyon Education Inc.*	3,876
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
25,523	Zebra Technologies Corp.*	5,389
ENTERTAINMENT—3.3%
47,222	Spotify Technology SA (Sweden)*	6,411
18,007	Take-Two Interactive Software Inc.*	1,744
		8,155
FOOD PRODUCTS—1.6%
56,967	Lamb Weston Holdings Inc.	3,991
HEALTH CARE EQUIPMENT & SUPPLIES—12.2%
31,746	Align Technology Inc.*	10,308
18,244	DexCom Inc.*	2,209
70,430	Haemonetics Corp.*	6,147
51,873	Insulet Corp.*	4,474
37,407	Penumbra Inc.*	5,031
38,906	Tandem Diabetes Care Inc.*	2,389
		30,558
HEALTH CARE TECHNOLOGY—1.4%
24,845	Veeva Systems Inc.*	3,475
HOTELS, RESTAURANTS & LEISURE—10.8%
8,467	Chipotle Mexican Grill Inc.*	5,826
67,108	Hilton Grand Vacations Inc.*	2,150
35,623	Marriott Vacations Worldwide Corp.	3,763
72,752	Norwegian Cruise Line Holdings Ltd. (Bermuda)*	4,102
53,371	Planet Fitness Inc.*	4,040
19,272	Vail Resorts Inc.	4,410
18,467	Wynn Resorts Ltd.	2,668
		26,959
HOUSEHOLD DURABLES—1.2%
55,547	Lennar Corp.	2,890
INTERACTIVE MEDIA & SERVICES—4.1%
174,615	Pinterest Inc.*	5,410
45,342	TripAdvisor Inc.*	2,413
72,580	Zillow Group Inc. Class C*	2,424
		10,247
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—1.3%
20,145	Wayfair Inc.*	$ 3,267
IT SERVICES—4.1%
45,294	GoDaddy Inc.*	3,691
15,027	Shopify Inc. Class A (Canada)*	3,660
38,845	Square Inc.*	2,829
		10,180
MACHINERY—1.3%
21,594	IDEX Corp.	3,383
OIL, GAS & CONSUMABLE FUELS—1.2%
9,415	Diamondback Energy Inc.	1,002
150,992	WPX Energy Inc.*	2,097
		3,099
PHARMACEUTICALS—0.1%
4,535	Elanco Animal Health Inc.*	143
PROFESSIONAL SERVICES—3.1%
15,856	CoStar Group Inc.*	7,869
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.5%
247,444	Advanced Micro Devices Inc.*	6,837
122,600	Marvell Technology Group Ltd. (Bermuda)	3,067
9,211	Universal Display Corp.	1,470
		11,374
SOFTWARE—19.3%
54,647	2U Inc.*	3,306
14,034	Fair Isaac Corp.*	3,926
79,571	Guidewire Software Inc.*	8,474
196,720	Pivotal Software Inc.*	4,269
34,329	ServiceNow Inc.*	9,321
44,303	Splunk Inc.*	6,116
44,590	Workday Inc.*	9,169
42,749	Zendesk Inc.*	3,752
		48,333
SPECIALTY RETAIL—3.5%
20,809	Burlington Stores Inc.*	3,515
108,647	Floor & Decor Holdings Inc.*	5,217
		8,732
TEXTILES, APPAREL & LUXURY GOODS—1.4%
30,427	Under Armour Inc. Class A*	702
130,014	Under Armour Inc. Class C*	2,694
		3,396
TOTAL COMMON STOCKS
(Cost $167,038)		234,169

15

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—5.8%
(Cost $14,549)
Principal Amount	Value
EQUITY—5.8%
Repurchase agreement with Bank of America dated April 30, 2019 due May 01, 2019 at 2.690% collateralized by U.S. Treasury Notes (value $15,009)
$14,549	$ 14,549
TOTAL INVESTMENTS—99.4%
(Cost $181,587)	248,718
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%	1,490
TOTAL NET ASSETS—100.0%	$250,208
FAIR VALUE MEASUREMENTS
At April 30, 2019, the repurchase agreement (as disclosed in the preceding Portfolio of Investments) was classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
The trailing six-month period was a tale of two markets, driven in large part by actions and commentary from the U.S. Federal Reserve (Fed). The fourth quarter of 2018 marked the largest quarterly decline in most of the Russell® Growth Indices in a decade and dragged the 2018 full year market returns into negative territory. In a dramatic shift, the first quarter of 2019 bore witness to a stock market advance of historical significance, as equities posted their largest quarterly gains since the stock market bottomed ten years ago in the strongest start to a year since 1998. While in isolation these gains would appear emblematic of economic acceleration, the true narrative includes the reversal of steep declines and sentiment extremes experienced at year-end, aided by the Fed’s communication around a “pause” of further rate hikes this year. Pockets of slowing growth were also evident in the U.S. in manufacturing, housing, and retails sales, but early indications suggest stabilization is already taking place. Our fundamental, bottom-up approach was rewarded in this environment, and stock selection was the primary driver of outperformance for both the first quarter of the calendar year and the trailing six-month period.
Performance
Harbor Small Cap Growth Fund returned 13.40% (Retirement Class), 13.44% (Institutional Class), 13.26% (Administrative Class), and 13.24% (Investor Class) for the six months ending April 30, 2019, outperforming the Russell 2000® Growth Index, which gained 8.27%. The outperformance was broad based with seven sectors adding to relative returns. Notable strength in Health Care and Information Technology offset relative weakness in Energy.
Health Care – the largest absolute weight in the Fund – was the top contributor to relative performance, adding 2.15% to relative outperformance. We continue to find opportunities within the Health Care sector but are also always cognizant of managing any outsized risk exposure to the binary outcomes that often come with concentrated pipelines. Given that back drop, we are broadly diversified across industries to gain exposure to the different sources of innovation within the sector. Stock selection accounted for the relative outperformance within the sector. The outperformance was well balanced with notable strength in biotechnology, health care equipment & supplies and pharmaceuticals. Ascendis Pharma, a development-stage orphan drug company, was the sector’s and Fund’s best relative performer. In March, the company reported success in a key Phase 3 trial for a children’s human growth hormone treatment. The trial demonstrated that their offering was comparable in experience to the current market offering but resulted in a superior outcome. We continue to maintain high conviction in this name, as the company generates impressive cash flow, offers lower-risk exposure to the space following their last trial success, and can either continue to grow organically or find an attractive merger and acquisition target.
Information Technology was also a source of relative strength during the period, adding 1.88% to relative outperformance. A combination of both stock selection and our overweight to this market-leading sector contributed positively to relative results. The outperformance was broad based with notable contribution from the portfolio’s software, communications equipment and IT services holdings. Within communications equipment, Acacia Communications, Inc., a developer and manufacturer of high-speed coherent optical interconnect products, was the Fund’s strongest relative performer. The stock moved higher on strong quarterly earnings results. We decided to sell our position following the advance given that the stock was near
17

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	13.40%	9.01%	10.46%	16.17%
Institutional Class	13.44	8.96	10.41	16.15
Administrative Class	13.26	8.71	10.06	15.83
Investor Class	13.24	8.57	10.00	15.72
Comparative Index
Russell 2000® Growth	8.27%	6.91%	10.22%	15.24%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
our internal price target and valuation was extended. Within software, we have been focused on identifying businesses that are at the forefront of companies’ digital transformations. We believe these business evolutions create secular growth regardless of the state of the economy because the cost of maintaining the status quo in a changing environment around you is often seen as too great to bear. One such company is Fair Isaac Corporation. This data analytics software provider reported promising growth in both its traditional and new data analytics/Software as a Service (SaaS) business lines. We continue to maintain conviction in the stock believing that this high-quality, competitively-advantaged franchise has a visible runway to strong top- and bottom-line growth. The Fund also benefited from exposure to Ultimate Software Group, Inc. after the company announced that it planned to go private. Shares of this cloud payroll and human capital management provider rose on the deal, and we exited the position during the period.
Energy was the largest source of relative weakness within the Fund, costing 1.25% of relative returns. During the period, there was a marked dispersion between the performance of the sector and its constituents and the price of crude oil, particularly among companies focused on refining & marketing. Concerns around slowing global growth also served as a headwind for the sector, and the market strayed from rewarding fundamentals. This was notable among exploration & production companies, which were not compensated for strategic reinvestment for growth, but rather for returning capital to shareholders. With this macroeconomic backdrop, the Fund’s overweight position to the sector, combined with weak stock selection drove the underperformance. Specifically, an overweight position to exploration & production companies Centennial Resource Development, Inc., WPX Energy, Inc. and PBF Energy, Inc. detracted from relative results during the period. Despite the troubled performance during the period, we believe the Fund is well positioned in the sector.
Outlook & Strategy
Over the balance of the year, we expect to see an acceleration in U.S. and global growth after the recent soft patch. While it remains too early to say with certainty that a slowdown is behind us, leading indicators of recovery are emerging. The Fed’s more dovish tone, a marked departure from the monetary policy of mid-December, was well received by equity markets and should continue to support growth in the U.S. economy. Global growth may also see a boost as the Chinese government announced a stimulus package to shore up their economy against further slowing. Additionally, survey data suggests that a bottoming process is underway for growth in both countries. With the Fed on hold and the U.S. Dollar weakening, we could see small caps and cyclicals perform better into accelerating growth trends. We also maintain our preference for quality businesses with clean balance sheets and believe that our Growth at a Reasonable Price philosophy should be rewarded in this environment.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Small Cap Growth Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	BIO-RAD Laboratories Inc.	2.4%
❷	HEICO Corp.	2.4%
❸	ICON plc	2.3%
❹	Berry Global Group Inc.	2.2%
❺	Kemper Corp.	2.1%
❻	Teledyne Technologies Inc.	2.1%
❼	Topbuild Corp.	2.1%
❽	Ascendis Pharma A/S ADR	1.9%
❾	Five Below Inc.	1.9%
❿	Integra LifeSciences Holdings Corp.	1.9%

Sector Allocation (% of investments)
19

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.3%
Shares		Value
AEROSPACE & DEFENSE—4.5%
199,745	HEICO Corp.	$ 17,863
61,401	Teledyne Technologies Inc.*	15,259
		33,122
BANKS—2.5%
227,720	Bank of NT Butterfield & Son Ltd. (Bermuda)	9,114
335,310	First Hawaiian Inc.	9,271
		18,385
BIOTECHNOLOGY—8.5%
216,162	Acceleron Pharma Inc.*	8,804
288,951	Apellis Pharmaceuticals Inc.*	5,724
126,770	Ascendis Pharma A/S ADR (Denmark)*,1	14,120
104,926	Blueprint Medicines Corp.*	7,934
343,230	Fate Therapeutics Inc.*	5,766
742,069	Ironwood Pharmaceuticals Inc.*	8,823
516,000	Momenta Pharmaceuticals Inc.*	7,219
238,150	Orchard Therapeutics plc ADR (United Kingdom)*,1	4,303
		62,693
BUILDING PRODUCTS—1.5%
163,840	Trex Co. Inc.*	11,349
CAPITAL MARKETS—2.3%
150,263	Hamilton Lane Inc.	7,342
130,412	LPL Financial Holdings Inc.	9,662
		17,004
CHEMICALS—1.8%
118,490	Ingevity Corp.*	13,627
COMMERCIAL SERVICES & SUPPLIES—1.8%
119,150	MSA Safety Inc.	13,096
COMMUNICATIONS EQUIPMENT—2.0%
80,407	Acacia Communications Inc.*	4,654
751,335	Viavi Solutions Inc.*	9,993
		14,647
CONSTRUCTION MATERIALS—1.3%
541,821	Summit Materials Inc.*	9,493
CONSUMER FINANCE—1.3%
146,630	Green Dot Corp.*	9,351
CONTAINERS & PACKAGING—2.1%
270,080	Berry Global Group Inc.*	15,881
DIVERSIFIED CONSUMER SERVICES—2.5%
70,670	Bright Horizons Family Solutions Inc.*	9,056
63,880	Strategic Education Inc.	9,157
		18,213
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
242,940	Avnet Inc.	11,809
ENTERTAINMENT—1.7%
41,308	Madison Square Garden Co.*	12,906
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
169,460	CyrusOne Inc.	9,437
227,720	Spirit Realty Capital Inc.	9,214
		18,651
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
114,355	Haemonetics Corp.*	$ 9,981
270,740	Integra LifeSciences Holdings Corp.*	14,130
78,771	Masimo Corp.*	10,252
205,510	Wright Medical Group NV (Netherlands)*	6,077
		40,440
HEALTH CARE TECHNOLOGY—1.3%
274,720	Evolent Health Inc.*	3,722
109,890	Teladoc Health Inc.*	6,251
		9,973
HOTELS, RESTAURANTS & LEISURE—1.5%
223,642	Eldorado Resorts Inc.*	11,041
HOUSEHOLD DURABLES—2.1%
215,800	Topbuild Corp.*	15,371
INSURANCE—2.1%
175,757	Kemper Corp.	15,797
IT SERVICES—4.4%
160,530	InterXion Holding NV (Netherlands)*	11,107
57,422	WEX Inc.*	12,076
167,805	WNS Holdings Ltd. ADR (Jersey)*,1	9,590
		32,773
LIFE SCIENCES TOOLS & SERVICES—4.7%
58,420	BIO-RAD Laboratories Inc.*	17,580
126,934	ICON plc (Ireland)*	17,337
		34,917
MACHINERY—3.9%
203,550	Flowserve Corp.	9,980
150,200	Lincoln Electric Holdings Inc.	13,108
115,510	Timken Co.	5,539
		28,627
MARINE—0.5%
98,960	Matson Inc.	3,920
MEDIA—0.9%
59,244	Nexstar Media Group Inc.	6,934
OIL, GAS & CONSUMABLE FUELS—3.5%
327,670	Centennial Resource Development Inc.*	3,450
279,350	PBF Energy Inc.	9,381
929,070	WPX Energy Inc.*	12,905
		25,736
PHARMACEUTICALS—5.2%
180,391	Catalent Inc.*	8,085
1,903,819	Correvio Pharma Corp. (Canada)*	4,569
363,750	Cymabay Therapeutics Inc.*	4,660
250,225	Intersect ENT Inc.*	8,130
405,450	Medicines Co.*	12,954
		38,398
ROAD & RAIL—1.5%
179,390	Ryder System Inc.	11,301
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
50,510	Cabot Microelectronics Corp.	6,377
156,220	Inphi Corp.*	7,133
		13,510

20

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—12.8%
556,050	8x8 Inc.*	$ 13,301
83,407	Alarm.com Holdings Inc.*	5,912
39,475	Fair Isaac Corp.*	11,043
48,990	MicroStrategy Inc.*	7,334
83,900	NICE Ltd. ADR (Israel)*,1	11,566
590,810	Nuance Communications Inc.*	9,943
60,899	Paylocity Holding Corp.*	5,880
107,404	Proofpoint Inc.*	13,471
90,363	Smartsheet Inc.*	3,825
105,254	Tableau Software Inc.*	12,821
		95,096
SPECIALTY RETAIL—3.3%
459,070	American Eagle Outfitters Inc.	10,917
94,990	Five Below Inc.*	13,905
		24,822
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—1.6%
329,330	Wolverine World Wide Inc.	$ 12,123
THRIFTS & MORTGAGE FINANCE—1.0%
163,170	Essent Group Ltd. (Bermuda)*	7,742
TRADING COMPANIES & DISTRIBUTORS—1.8%
313,106	Rush Enterprises Inc.	13,279
TOTAL COMMON STOCKS
(Cost $612,251)		722,027
TOTAL INVESTMENTS—97.3%
(Cost $612,251)		722,027
CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		20,069
TOTAL NET ASSETS—100.0%		$742,096

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2018 through April 30, 2019. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 04/30/2019 (000s)
Correvio Pharma Corp. (Canada)	$6,237	$395	$(201)	$(446)	$(1,416)	$—	$4,569

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott, CFA

David Hand, CFA

Hiren Patel, Ph.D.

Sean McGinnis, CFA

Management’s Discussion of
Fund Performance
Market REVIEW
After a sharp drop in October, the market had a brief reprieve during the month of November, and generally speaking, corporate earnings were consistent with expectations. However, we believe the October sell-off had more to do with forward looking economic concerns than forward looking company-specific concerns. Market participants sold aggressively in December, as global recession fears were sparked by slowing Chinese economic data, rising concerns regarding trade negotiations with China, and increasing conviction that the U.S. Federal Reserve (Fed) would continue to hike short-term rates into a weakening global economy, thereby contributing to the recessionary conditions.
Equities started 2019 with a powerful rally out of the gate that surprised many of the market’s participants. With favorable domestic macroeconomic data, stock prices regained much of the ground that they lost in the fourth quarter of 2018. Additionally, sentiment regarding a trade deal with China improved, and as optimism on that issue gained traction, fears over a trade-induced global slowdown faded. The Fed signaled a pause and lowered expectations for future potential rate increases. Between domestic data and improving sentiment over global trade, investors’ concerns about a monetary policy mistake waned, and that change contributed to rising equity prices.
Global economic concerns did reappear late in the first quarter as some European data, especially in Germany, disappointed investors and renewed anxiousness regarding slowing economic growth. Domestically, the yield curve inverted early in the year, and this phenomenon became more pronounced in March. Despite rising concerns at the end of the first quarter, domestic equity markets performed well in April. Both macroeconomic data and corporate earnings results have contributed to the rally.
Performance
For the six-month period ended April 30, 2019, Harbor Small Cap Growth Opportunities Fund returned 4.73% (Retirement Class), 4.64% (Institutional Class), 4.49% (Administrative Class), and 4.45% (Investor Class) underperforming its benchmark, the Russell 2000® Growth Index, which was up 8.27% for the same period.
Small cap stocks have underperformed large cap stocks over the period, as represented by the Russell 1000® Index return of 10.00% and the Russell 2000® Index return of 6.06%. Within small cap stocks, growth has outperformed value with the Russell 2000® Growth posting a return of 8.27% vs. the Russell 2000® Value return of 3.77%, in the same period.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. The sector in which stock selection most helped the Fund was Health Care. Stock selection in the Information Technology and Consumer Discretionary sectors detracted from performance. Sector allocation is not a primary focus of our investment strategy.
MaxLinear, Inc., a communications semiconductor company, was a strong contributor driven by the company reporting better than expected results in both the fiscal third and fourth quarters. Previously, investors had over-estimated the impact of the company’s business exposure in China, but more recent results confirmed our fundamental view, and rewarded our patience.
22

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Small Cap Growth Opportunities Fund
Retirement Class[1,2]	4.73%	7.34%	8.23%	8.28%
Institutional Class[1]	4.64	7.26	8.18	8.23
Administrative Class[1]	4.49	6.95	8.03	8.07
Investor Class[1]	4.45	6.78	7.77	7.82
Comparative Index
Russell 2000® Growth[1]	8.27%	6.91%	10.22%	9.09%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.81% (Retirement Class); 0.89% (Institutional Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Genetic therapy company, Spark Therapeutics, Inc., was another positive contributor, initially from solid performance from the company’s sales of Luxturna, the only approved therapy for inherited retinal disease. More significant outperformance was then driven by Roche’s acquisition of the company at a substantial premium.
Tesaro, Inc., a biopharmaceutical company focused on oncology, was a good stock for the Fund. The company’s lead drug, Zejula, performed slightly better than expectations, and we believe that it can continue to take share in treating ovarian cancer. Additionally, in December the company agreed to merge with Glaxo SmithKline.
Evolent Health, Inc., a leading provider of health solutions to hospitals and health systems, was a weak stock for the Fund primarily because investors became concerned about one of the company’s larger clients. We believe that investors have overstated the magnitude of the company’s exposure to this client. Additionally, we believe Evolent’s new business wins and recent acquisition bode well for the company’s growth prospects.
Integrated satellite manufacturer and service provider, Maxar Technologies, Inc., was also a weak stock as one of the company’s reconnaissance satellites failed. The company will receive insurance proceeds for the loss, and with its other satellites, Maxar should be able to recover roughly 10-15% of this satellite’s revenues. New satellites are currently under construction, with deployment scheduled in the 2020/2021 timeframe. While certainly disappointing news, the rest of the business is growing, and operating cost reduction programs should result in margin expansion this year.
Quotient Technology, Inc., the leading digital coupon company for grocery and retail stores, was another weak stock when fourth quarter results missed expectations. Given the market turmoil and economic concerns last quarter, one of the company’s larger customers reduced spending. Digital budgets are more readily adjusted than print spending, due to the longer lead times for print. Quotient retains its leading position, and this customer’s decision does not alter the growth opportunities for the market more broadly as digital coupons continue to grow, while print coupons shrink.
Outlook & StRategy
The market recovery is encouraging, and sentiment has distinctly improved from the dismal levels seen during the fourth quarter of 2018. Yet, in our view there seems to be some fragility to investor confidence despite the recent lift in stock prices. Our longstanding investment style and process remains the same, and over time, we have found that volatility presents opportunities for our process. We continue to believe that stock prices will ultimately reflect the fundamental performance of the underlying businesses, and market behavior over the short term generally tends to be technical in nature, rather than fundamental. Our expectation is that the change in investor sentiment will be a broadly positive event for the equity markets, and we believe that the recent narrow market will broaden to reward more stocks and sectors.

1	The “Life of Fund” return as shown reflects the period 02/01/2014 through 04/30/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Small Cap Growth Opportunities Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	InterXion Holding NV	3.1%
❷	Quotient Technology Inc.	2.7%
❸	Cerus Corp.	2.4%
❹	WageWorks Inc.	1.9%
❺	Ligand Pharmaceuticals Inc.	1.8%
❻	Evolent Health Inc.	1.7%
❼	MaxLinear Inc.	1.7%
❽	Medicines Co.	1.7%
❾	Electronics for Imaging Inc.	1.6%
❿	Invacare Corp.	1.6%

Sector Allocation (% of investments)
24

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.1%
Shares		Value
AEROSPACE & DEFENSE—1.3%
46,850	Aerojet Rocketdyne Holdings Inc.*	$ 1,586
254,706	Maxar Technologies Inc.	1,256
		2,842
AIR FREIGHT & LOGISTICS—1.3%
28,226	Atlas Air Worldwide Holdings Inc.*	1,363
64,687	Echo Global Logistics Inc.*	1,484
		2,847
BANKS—2.1%
41,203	Chemical Financial Corp.	1,810
43,696	FB Financial Corp.	1,605
59,548	TriState Capital Holdings Inc.*	1,385
		4,800
BEVERAGES—1.0%
151,469	Primo Water Corp.*	2,386
BIOTECHNOLOGY—7.9%
102,288	Amarin Corp. plc ADR (United Kingdom)*,1	1,913
106,754	Amicus Therapeutics Inc.*	1,424
100,527	Clovis Oncology Inc.*	1,837
122,293	Halozyme Therapeutics Inc.*	1,972
32,196	Ligand Pharmaceuticals Inc.*	4,052
66,341	Natera Inc.*	1,268
62,548	Portola Pharmaceuticals Inc.*	2,208
86,024	PTC Therapeutics Inc.*	3,219
		17,893
COMMERCIAL SERVICES & SUPPLIES—2.9%
101,463	Advanced Disposal Services Inc.*	3,281
95,117	Healthcare Services Group Inc.	3,220
		6,501
COMMUNICATIONS EQUIPMENT—3.8%
275,861	Casa Systems Inc.*	2,646
553,403	Infinera Corp.*	2,402
25,020	Lumentum Holdings Inc.*	1,550
83,332	Quantenna Communications Inc.*	2,029
		8,627
CONSTRUCTION & ENGINEERING—1.4%
62,062	MasTec Inc.*	3,143
CONSUMER FINANCE—1.0%
34,747	Green Dot Corp.*	2,216
DIVERSIFIED CONSUMER SERVICES—1.3%
60,806	Adtalem Global Education Inc.*	2,999
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
103,965	Iridium Communications Inc.*	2,855
ELECTRICAL EQUIPMENT—1.6%
18,202	EnerSys	1,259
100,322	Power Solutions International Inc.*	953
45,441	TPI Composites Inc.*	1,407
		3,619
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
48,401	Methode Electronics Inc.	1,428
33,385	MTS Systems Corp.	1,836
		3,264
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—0.9%
25,380	World Wrestling Entertainment Inc.	$ 2,128
FOOD & STAPLES RETAILING—0.3%
18,707	Chefs' Warehouse Inc.*	611
FOOD PRODUCTS—0.8%
39,110	Freshpet Inc.*	1,747
HEALTH CARE EQUIPMENT & SUPPLIES—7.0%
892,906	Cerus Corp.*	5,473
68,992	CryoLife Inc.*	2,115
501,707	Invacare Corp.	3,713
262,954	ViewRay Inc.*	1,830
93,227	Wright Medical Group NV (Netherlands)*	2,757
		15,888
HEALTH CARE PROVIDERS & SERVICES—4.8%
50,025	Acadia Healthcare Co. Inc.*	1,602
275,599	R1 RCM Inc.*	2,885
299,429	Surgery Partners Inc.*	3,243
146,286	Tivity Health Inc.*	3,163
		10,893
HEALTH CARE TECHNOLOGY—4.6%
284,772	Evolent Health Inc.*	3,858
140,180	NextGen Healthcare Inc.*	2,634
38,110	Teladoc Health Inc.*	2,168
54,911	Vocera Communications Inc.*	1,749
		10,409
HOTELS, RESTAURANTS & LEISURE—4.9%
26,802	Churchill Downs Inc.	2,703
41,847	Dave & Buster's Entertainment Inc.	2,379
24,614	Eldorado Resorts Inc.*	1,215
204,017	Noodles & Co.*	1,459
258,292	Playa Hotels & Resorts NV (Netherlands)*	2,066
40,192	Red Robin Gourmet Burgers Inc.*	1,287
		11,109
INSURANCE—2.4%
33,924	Kinsale Capital Group Inc.	2,463
118,299	National General Holdings Corp.	2,916
		5,379
INTERNET & DIRECT MARKETING RETAIL—3.5%
667,643	Quotient Technology Inc.*	6,203
21,564	Stamps.com Inc.*	1,850
		8,053
IT SERVICES—7.5%
91,439	Carbonite Inc.*	2,243
41,942	Cardtronics plc (United Kingdom)*	1,500
62,837	EVO Payments Inc.*	1,867
62,585	GTT Communications Inc.*	2,625
101,154	InterXion Holding NV (Netherlands)*	6,999
30,917	WNS Holdings Ltd. ADR (India)*,1	1,767
		17,001
LIFE SCIENCES TOOLS & SERVICES—0.8%
76,482	Luminex Corp.	1,745
MACHINERY—5.2%
73,584	Actuant Corp.	1,882

25

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
44,627	CIRCOR International Inc.*	$ 1,505
83,696	Meritor Inc.*	2,031
236,360	NN Inc.	2,137
124,269	REV Group Inc.	1,577
89,698	Rexnord Corp.*	2,565
		11,697
OIL, GAS & CONSUMABLE FUELS—2.2%
224,322	Callon Petroleum Co.*	1,685
62,525	Carrizo Oil & Gas Inc.*	801
73,767	Matador Resources Co.*	1,452
179,130	SRC Energy Inc.*	1,102
		5,040
PERSONAL PRODUCTS—0.7%
11,220	Medifast Inc.	1,646
PHARMACEUTICALS—3.4%
120,582	Medicines Co.*	3,852
79,249	Pacira Pharmaceuticals Inc.*	3,156
754,826	Teligent Inc.*	740
		7,748
PROFESSIONAL SERVICES—1.9%
87,494	WageWorks Inc.*	4,269
ROAD & RAIL—1.2%
226,852	Daseke Inc.*	1,171
24,088	Saia Inc.*	1,551
		2,722
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
129,672	Aquantia Corp.*	1,233
75,028	Inphi Corp.*	3,426
142,045	MaxLinear Inc.*	3,822
		8,481
SOFTWARE—2.9%
178,822	OneSpan Inc.*	3,315
614,952	Synchronoss Technologies Inc.*	3,309
		6,624
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.5%
37,664	At Home Group Inc.*	$ 885
52,249	Boot Barn Holdings Inc.*	1,504
10,520	Children's Place Inc.	1,187
77,785	Guess? Inc.	1,584
57,873	National Vision Holdings Inc.*	1,563
185,841	Party City Holdco Inc.*	1,245
		7,968
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
98,581	Electronics for Imaging Inc.*	3,666
TEXTILES, APPAREL & LUXURY GOODS—1.1%
58,152	G-III Apparel Group Ltd.*	2,509
THRIFTS & MORTGAGE FINANCE—1.8%
51,886	Essent Group Ltd. (Bermuda)*	2,462
62,276	Meta Financial Group Inc.	1,604
		4,066
TRADING COMPANIES & DISTRIBUTORS—0.7%
42,702	Beacon Roofing Supply Inc.*	1,608
WATER UTILITIES—1.0%
119,341	AquaVenture Holdings Ltd. (Virgin Islands)*	2,321
WIRELESS TELECOMMUNICATION SERVICES—1.4%
583,829	Gogo Inc.*	3,071
TOTAL COMMON STOCKS
(Cost $212,748)		222,391
TOTAL INVESTMENTS—98.1%
(Cost $212,748)		222,391
CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		4,249
TOTAL NET ASSETS—100.0%		$226,640

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Markets Review
A number of macroeconomic headwinds late in the year sent the S&P 500 Index into a correction and, briefly, into bear market territory, down 20% from its September 21st high to its December 24th low. The CBOE Volatility Index (“VIX”) finished 2018 with its biggest increase on record, up over 130%. Concerns over the pace of interest rate increases, continuing trade tensions and slowing global growth weighed heavily on investor sentiment and tested the strength of the nearly ten-year-old U.S. bull market. Sentiment improved, however, during the first quarter amid the U.S. Federal Reserve’s (Fed) pivot on interest rates and optimism that a trade deal could be worked out between the United States and China. The S&P 500 Index gained 13.65% during the first three months of the year—its best quarter in seven years. Gains were broad-based, with all eleven sectors in the Index gaining at least 6% and eight of those eleven earning 10% or more. The rally in the stock market continued into April, with several indexes hitting record highs on, among other things, a strong start to earnings season and better-than-expected first quarter U.S. GDP growth.
Performance
Harbor Large Cap Value Fund outperformed the benchmark Russell 1000® Value Index during the six-month period ended April 30, 2019. The Fund returned 11.80% (Retirement Class), 11.75% (Institutional Class), 11.67% (Administrative Class), and 11.52% (Investor Class) while the Russell 1000® Value Index rose 7.90%.
Stock selection was strongest in Information Technology, Materials and Health Care. Within each of these sectors, Microchip Technology, Martin Marietta and Danaher, respectively, were the top contributors to relative return. An overweight in Information Technology also added to relative return. Relative performance was hurt by stock selection in Consumer Staples, Energy and Financials, and within each sector, Walgreens Boots Alliance, Halliburton and Mitsubishi UFJ, respectively, were the main detractors. An underweight in Utilities also detracted from relative return. Relative weights are the result of bottom-up security selection decisions.
Diversified healthcare-oriented company Danaher was one of the largest contributors to relative return during the period. The company announced that it plans to acquire GE Biopharma, a leading provider of instruments, consumables, and software involved in the development and manufacturing workflows of biopharmaceutical drugs. Danaher expects the transaction to close at the end of 2019 and to be accretive in the first full year post acquisition. Since spinning off Fortive in 2016, and with the anticipated spinoff of its dental unit later this year, we believe Danaher has transformed itself into a major player in the life science and diagnostic market, also with a meaningful position in water filtration. For years, we have particularly admired the firm’s ability to acquire businesses, integrate them and take them to new heights. Capital allocation decisions, coupled with The Danaher Business System (DBS), which aims to improve operating performance, remain, in our opinion, key sources of sustainable competitive advantages for years to come.
Walgreens Boots Alliance, the largest retail pharmacy destination across the United States and Europe, was one of the main detractors to relative return. Walgreens has over 9,000 stores and processes over 20% of all prescription drugs in the United States. Despite this scale, shares declined, as the pharmacy industry is encountering headwinds. While prices that pharmacies like Walgreens pay for generic drugs have been falling, the rates at which insurers reimburse have been falling faster. These headwinds have caused profit margins to decline in the near term. Although some readers may have had a different experience, the United States has been through a weak cough, cold and flu season, which also hurt near-term
27

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	11.80%	8.86%	11.26%	14.34%
Institutional Class	11.75	8.78	11.22	14.32
Administrative Class	11.67	8.56	10.93	14.01
Investor Class	11.52	8.36	10.79	13.89
Comparative Index
Russell 1000® Value	7.90%	9.06%	8.27%	13.76%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.61% (Net) and 0.65% (Gross) (Retirement Class); 0.69% (Net) and 0.73% (Gross) (Institutional Class); 0.94% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
results. Walgreens’ strategy of cultivating strategic partnerships (e.g., AmerisourceBergen, LabCorp, FedEx and Microsoft, to name a few) rather than a vertical integration approach, we believe, uniquely positions the company to thrive over the long term in the shifting health care value chain.
During the period, we invested in Ohio-based Parker Hannifin. Founded over 100 years ago, Parker is a leading manufacturer of motion and control technologies and systems. The company manufactures highly engineered components and systems that facilitate motion and the controlled flow of liquids and gasses for a wide variety of global markets helping to increase their customers’ productivity and profitability. Parker products can be found on and around almost everything that moves. Today, Parker maintains a global footprint with operations in 50 countries, generating over $14 billion in annual revenue. Over the years, Parker has embarked on years of acquisitions. Under the relatively newly appointed CEO, Tom Williams, we believe Parker is now beginning to see the benefits of a renewed focus on business processes. Furthermore, the 2017 acquisition of industrial filtration company Clarcor, we believe, will have a beneficial long-term impact on Parker’s business mix.
We sold our position in AbbVie, a research-based global pharmaceutical company. We had originally invested in AbbVie in early 2013, after it split from Abbott Laboratories. Since then, many catalysts were realized and shares of AbbVie performed well. We continue to believe Humira is an outstanding franchise, and AbbVie has demonstrated it can make progress with new drugs to offset bio-similar competition for Humira. However, the company’s penchant for large acquisitions, together with greater uncertainty regarding Humira’s ex-U.S. franchise, leave us wanting to learn more. As such, we decided to sell our investment in this company.
Outlook & Strategy
The goal of our investment team is to understand and uncover what we believe to be high-quality businesses by emphasizing detailed research on individual companies, while maintaining a long-term focus. Although broad economic factors are taken into consideration as part of our analysis, we spend the vast majority of our efforts focusing on individual companies, seeking to identify businesses that, in our opinion, possess a combination of qualities that are both sustainable and difficult to reproduce.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Large Cap Value Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Adobe Inc.	4.9%
❷	Microsoft Corp.	4.3%
❸	Danaher Corp.	3.5%
❹	Bank of America Corp.	3.2%
❺	Microchip Technology Inc.	3.1%
❻	PayPal Holdings Inc.	3.1%
❼	ANSYS Inc.	2.9%
❽	Coca-Cola Co.	2.7%
❾	Amgen Inc.	2.6%
❿	Oshkosh Corp.	2.6%

Sector Allocation (% of investments)
29

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.5%
Shares		Value
AEROSPACE & DEFENSE—2.2%
141,000	General Dynamics Corp.	$ 25,200
BANKS—13.0%
3,050,000	Banco Bilbao Vizcaya Argentaria SA ADR (Spain)[1]	18,574
1,200,000	Bank of America Corp.	36,696
190,000	BOK Financial Corp.	16,557
54,975	Commerce Bancshares Inc.	3,322
155,000	Cullen/Frost Bankers Inc.	15,762
370,000	East West Bancorp Inc.	19,048
200,000	JPMorgan Chase & Co.	23,210
2,720,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	13,491
		146,660
BEVERAGES—2.7%
620,000	Coca-Cola Co.	30,417
BIOTECHNOLOGY—2.5%
160,000	Amgen Inc.	28,691
BUILDING PRODUCTS—3.4%
144,260	Allegion plc (Ireland)	14,315
655,000	Johnson Controls International plc	24,562
		38,877
CAPITAL MARKETS—2.4%
185,000	Ameriprise Financial Inc.	27,152
CHEMICALS—2.4%
230,000	PPG Industries Inc.	27,025
CONSTRUCTION MATERIALS—2.4%
120,500	Martin Marietta Materials Inc.	26,739
CONSUMER FINANCE—2.3%
275,000	Capital One Financial Corp.	25,528
ENERGY EQUIPMENT & SERVICES—1.4%
560,000	Halliburton Co.	15,865
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.0%
145,000	Equity Lifestyle Properties Inc.	16,922
140,000	Sun Communities Inc.	17,231
		34,153
FOOD & STAPLES RETAILING—2.4%
326,354	Kroger Co.	8,413
340,000	Walgreens Boots Alliance Inc.	18,214
		26,627
FOOD PRODUCTS—1.1%
166,122	Tyson Foods Inc.	12,461
GAS UTILITIES—1.6%
303,654	National Fuel Gas Co.	17,979
HEALTH CARE EQUIPMENT & SUPPLIES—8.0%
376,688	Alcon Inc. (Switzerland)*	21,923
300,000	Danaher Corp.	39,732
319,000	Medtronic plc (Ireland)	28,331
		89,986
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—1.4%
478,000	Acadia Healthcare Co. Inc.*	$ 15,306
HOUSEHOLD DURABLES—4.6%
457,000	Lennar Corp. Class A	23,778
7,120	Lennar Corp. Class B	297
550,000	Sony Corp. ADR (Japan)[1]	27,703
		51,778
INSURANCE—2.0%
155,000	Chubb Ltd. (Switzerland)	22,506
INTERACTIVE MEDIA & SERVICES—2.5%
705,000	Twitter Inc.*	28,137
IT SERVICES—3.2%
315,000	PayPal Holdings Inc.*	35,523
MACHINERY—4.9%
355,000	Oshkosh Corp.	29,319
145,000	Parker-Hannifin Corp.	26,257
		55,576
OIL, GAS & CONSUMABLE FUELS—4.0%
280,000	Phillips 66	26,395
115,000	Pioneer Natural Resources Co.	19,143
		45,538
PERSONAL PRODUCTS—2.3%
425,000	Unilever NV (United Kingdom)	25,717
PHARMACEUTICALS—2.2%
300,000	Novartis AG ADR (Switzerland)[1]	24,669
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
350,000	Microchip Technology Inc.	34,961
SOFTWARE—12.0%
190,000	Adobe Inc.*	54,958
165,000	ANSYS Inc.*	32,307
369,000	Microsoft Corp.	48,191
		135,456
SPECIALTY RETAIL—2.5%
137,000	Home Depot Inc.	27,907
TOTAL COMMON STOCKS
(Cost $863,106)		1,076,434
TOTAL INVESTMENTS—95.5%
(Cost $863,106)		1,076,434
CASH AND OTHER ASSETS, LESS LIABILITIES—4.5%		50,961
TOTAL NET ASSETS—100.0%		$1,127,395

30

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
U.S. equities posted gains over the six-month period ended April 30, 2019. The S&P 500 Index returned 9.76% while mid cap stocks as measured by the Russell Midcap® Index advanced 11.65%. While equity markets sold off at the end of calendar year 2018, markets rebounded strongly over the first four months of 2019. The rebound was driven by accommodative central bank policies, expectations of a resolution to the U.S.-China trade dispute and continued strong growth in the U.S. The Federal Reserve (Fed) took a more dovish stance in comments in 2019 and held rates steady with a target range for the federal funds rate at 2.25% to 2.50%. The Fed indicated that it expects no additional interest rate increases in 2019. This reversed comments in December when the Fed signaled two additional interest rate hikes in 2019. On the trade front, expectations rose that the U.S. and China would come to some agreement on the trade dispute. While earnings growth is expected to slow in the U.S., corporate earnings are still expected to grow at high single digits. In addition, the overall U.S. economy continues to grow at a healthy pace, particularly compared to other developed markets. First quarter GDP came in above expectations at 3.2% growth.
Over the trailing six months, Information Technology led all sectors in the Russell Midcap® Value Index, advancing nearly 18%. Industrial stocks also did well particularly during the market recovery in 2019. Interest rate sensitive sectors including Real Estate and Utilities also outperformed the overall market, posting double digit returns. Energy and Communication Services lagged and were the only two sectors to post negative returns. Value trailed significantly among mid cap stocks over the period as the Russell Midcap® Value Index was up 8.28% while the Russell Midcap® Growth Index returned 16.55%.
Performance
Harbor Mid Cap Value Fund returned 6.45% (Retirement Class), 6.39% (Institutional Class), 6.29% (Administrative Class), and 6.19% (Investor Class) compared to 8.28% for the Russell Midcap® Value Index, for the six-month period ending April 30, 2019. While expectations that the Fed would hold interest rates at low levels provided a boost to the overall market, the impact was not positive for value stocks. The relatively weak performance of deeper value stocks had a negative impact on results as cheaper stocks that we favor based on measures of cash flow, earnings and book value underperformed considerably. While the Fund’s sector exposures added value in the period this was offset by poor stock selection among Consumer Discretionary, Industrials and Real Estate stocks. The Fund’s overweight to Information Technology and underweight to Energy had a positive impact on performance. This was partially offset by the Fund’s underweight to defensive sectors of the market, in particular Utilities and Real Estate.
Even though the Fund’s underweight to Energy had a positive impact on results, stock selection within Energy detracted as the Fund’s exposure to refining stocks including PBF Energy, Marathon Petroleum and HollyFrontier negatively impacted results. Within the Industrials sector, our aerospace and defense holdings Spirit Aerosystems and Huntington Ingalls lagged. In the Consumer Discretionary sector, retailers Macy’s and Kohl’s Corp struggled as did Cooper Standard and Tenneco Inc. Other stocks that contributed to the underperformance included long-term holding Kroger in the Consumer Staples sector, which posted disappointing fourth quarter earnings and Jazz Pharmaceuticals which declined nearly 20% in the period. Top
32

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	6.45%	-0.09%	5.84%	14.40%
Institutional Class	6.39	-0.19	5.80	14.37
Administrative Class	6.29	-0.42	5.54	14.09
Investor Class	6.19	-0.57	5.41	13.96
Comparative Index
Russell Midcap® Value	8.28%	5.76%	7.83%	14.98%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.76% (Net) and 0.80% (Gross) (Retirement Class); 0.84% (Net) and 0.88% (Gross) (Institutional Class); 1.09% (Net) and 1.13% (Gross) (Administrative Class); and 1.21% (Net) and 1.25% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
contributors included semiconductor and semiconductor equipment holdings LAM Research and ON Semiconductor, which recovered after struggling in 2018, Industrial holdings Cummins and Oshkosh Corp and Group 1 Automotive and Whirlpool in the Consumer Discretionary sector.
Outlook & Strategy
Our portfolio decision making process is strictly quantitative and driven by a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is bottom-up with no emphasis placed on macro-economic inputs.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis were to the Financials, Industrial, and Consumer Discretionary sectors. Relative to the value benchmark, the Fund was overweight the Consumer Discretionary, Financials and Technology sectors while underweight Energy, Health Care, Utilities and Real Estate Investment Trusts.
Changes in the Fund tend to be gradual given the Fund’s low turnover and our three to five year investment horizon. Over the last six months we reduced the weight to Financials and Health Care. Within Financials, we reduced the Fund’s exposure to insurance stocks selling Assurant, Axis Capital Holdings and Everest Re Group. We reduced the weight to Health Care, selling Davita and Magellan Health and trimming HCA Healthcare, which did well and has become less attractive given current valuations. We increased the weight to Materials and Industrials in the period. We initiated several new positions in the Materials sector including International Paper and Silgan Holdings. In the Industrials sector, we initiated positions in Regal Beloit and Textron and added to Huntington Ingalls.
Despite the recent rally in equity markets, the Fund continues to trade at attractive multiples. The valuation discounts for the Fund relative to the value benchmark are as wide as we have seen in many years. We believe that companies held in the Fund continue to generate strong cash flow and earnings, in our view, and there has been little deterioration in the fundamentals of the individual Fund holdings.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Mid Cap Value Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Entergy Corp.	1.7%
❷	Cummins Inc.	1.4%
❸	Lincoln National Corp.	1.4%
❹	Discover Financial Services	1.3%
❺	Lam Research Corp.	1.3%
❻	SunTrust Banks Inc.	1.3%
❼	United Continental Holdings Inc.	1.3%
❽	Eastman Chemical Co.	1.2%
❾	National Fuel Gas Co.	1.2%
❿	Tyson Foods Inc.	1.2%

Sector Allocation (% of investments)
34

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.1%
Shares		Value
AEROSPACE & DEFENSE—2.8%
40,460	Huntington Ingalls Industries Inc.	$ 9,006
107,400	Spirit AeroSystems Holdings Inc.	9,333
114,800	Textron Inc.	6,084
		24,423
AIR FREIGHT & LOGISTICS—0.4%
74,217	Atlas Air Worldwide Holdings Inc.*	3,584
AIRLINES—3.1%
54,800	Alaska Air Group Inc.	3,392
175,700	American Airlines Group Inc.	6,006
375,200	JetBlue Airways Corp.*	6,960
124,400	United Continental Holdings Inc.*	11,054
		27,412
AUTO COMPONENTS—2.2%
118,200	American Axle & Manufacturing Holdings Inc.*	1,743
76,500	BorgWarner Inc.	3,195
32,900	Cooper-Standard Holdings Inc.*	1,667
231,338	Goodyear Tire & Rubber Co.	4,444
46,300	Lear Corp.	6,621
68,500	Tenneco Inc.	1,502
		19,172
AUTOMOBILES—0.4%
91,600	Harley-Davidson Inc.	3,410
BANKS—6.5%
134,800	CIT Group Inc.	7,181
267,800	Citizens Financial Group Inc.	9,694
297,500	Fifth Third Bancorp	8,574
343,400	KeyCorp	6,027
437,800	Regions Financial Corp.	6,799
175,800	SunTrust Banks Inc.	11,511
164,900	Zions Bancorporation	8,135
		57,921
BEVERAGES—0.8%
110,500	Molson Coors Brewing Co.	7,093
BUILDING PRODUCTS—0.4%
76,600	Owens Corning	3,927
CAPITAL MARKETS—2.4%
57,200	Ameriprise Financial Inc.	8,395
108,400	Lazard Ltd. (Bermuda)	4,215
96,200	Legg Mason Inc.	3,218
329,374	Prospect Capital Corp.	2,223
33,900	Raymond James Financial Inc.	3,104
		21,155
CHEMICALS—4.2%
9,746	A. Schulman Inc. (Contingent Value Rights)*	4 [x]
69,000	Cabot Corp.	3,131
97,900	Celanese Corp.	10,562
112,122	Chemours Co.	4,038
139,500	Eastman Chemical Co.	11,004
226,000	Huntsman Corp.	5,026
70,400	Trinseo SA (Luxembourg)	3,165
		36,930
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—0.3%
304,900	Pitney Bowes Inc.	$ 2,168
55,233	RR Donnelley & Sons Co.	255
		2,423
COMMUNICATIONS EQUIPMENT—0.9%
302,700	Juniper Networks Inc.	8,406
CONSUMER FINANCE—2.4%
136,700	Ally Financial Inc.	4,061
137,500	Discover Financial Services	11,205
225,200	Navient Corp.	3,043
58,455	Nelnet Inc.	3,393
		21,702
CONTAINERS & PACKAGING—2.0%
96,100	International Paper Co.	4,498
260,946	Owens-Illinois Inc.	5,156
156,300	Silgan Holdings Inc.	4,680
95,900	WestRock Co.	3,681
		18,015
DIVERSIFIED FINANCIAL SERVICES—0.9%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,730
120,200	Voya Financial Inc.	6,598
		8,328
ELECTRIC UTILITIES—4.6%
82,400	Edison International	5,255
154,400	Entergy Corp.	14,961
253,500	FirstEnergy Corp.	10,654
317,200	PPL Corp.	9,900
		40,770
ELECTRICAL EQUIPMENT—0.5%
50,600	Regal Beloit Corp.	4,305
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
76,400	Avnet Inc.	3,714
162,600	Corning Inc.	5,179
79,185	Methode Electronics Inc.	2,337
13,988	SYNNEX Corp.	1,509
41,800	Tech Data Corp.*	4,456
196,236	TTM Technologies Inc.*	2,598
154,200	Vishay Intertechnology Inc.	3,055
		22,848
ENERGY EQUIPMENT & SERVICES—0.2%
209,866	McDermott International Inc. (Panama)*	1,698
ENTERTAINMENT—0.4%
108,800	Viacom Inc.	3,145
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—11.0%
205,100	Brixmor Property Group Inc.	3,667
507,836	Franklin Street Properties Corp.	3,992
134,100	Gaming and Leisure Properties Inc.	5,415
188,700	Hersha Hospitality Trust	3,504
167,069	Hospitality Properties Trust	4,344
371,000	Host Hotels & Resorts Inc.	7,138
733,500	Lexington Realty Trust	6,653
122,800	Mack-Cali Realty Corp.	2,859
480,796	Medical Properties Trust Inc.	8,395
8,604	National Health Investors Inc.	649

35

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
52,750	Office Properties Income Trust	$ 1,432
207,500	Omega Healthcare Investors Inc.	7,343
166,038	Outfront Media Inc.	3,957
395,500	Piedmont Office Realty Trust Inc.	8,234
29,388	Retail Value Inc.	985
170,300	Sabra Health Care REIT Inc.	3,331
411,114	Senior Housing Properties Trust	3,301
286,200	SITE Centers Corp.	3,789
110,060	Spirit Realty Capital Inc.	4,453
277,300	Summit Hotel Properties Inc.	3,219
761,700	VEREIT Inc.	6,292
206,197	Xenia Hotels & Resorts Inc.	4,464
		97,416
FOOD & STAPLES RETAILING—1.4%
62,200	Ingles Markets Inc.	1,708
408,500	Kroger Co.	10,531
		12,239
FOOD PRODUCTS—3.3%
68,100	General Mills Inc.	3,505
54,200	Ingredion Inc.	5,136
81,500	JM Smucker Co.	9,994
143,800	Tyson Foods Inc.	10,786
		29,421
GAS UTILITIES—1.2%
180,541	National Fuel Gas Co.	10,690
HEALTH CARE PROVIDERS & SERVICES—1.8%
94,600	Cardinal Health Inc.	4,608
60,600	HCA Healthcare Inc.	7,710
27,300	Universal Health Services Inc.	3,464
		15,782
HOTELS, RESTAURANTS & LEISURE—0.6%
100,200	Brinker International Inc.	4,286
15,250	Wyndham Destinations Inc.	664
		4,950
HOUSEHOLD DURABLES—2.8%
101,478	Ethan Allen Interiors Inc.	2,243
65,200	Meritage Homes Corp.*	3,335
183,453	PulteGroup Inc.	5,771
133,500	Toll Brothers Inc.	5,086
59,600	Whirlpool Corp.	8,274
		24,709
INSURANCE—6.2%
103,700	Aflac Inc.	5,224
70,800	Allstate Corp.	7,014
27,500	American Financial Group Inc.	2,847
88,400	Assured Guaranty Ltd. (Bermuda)	4,217
150,800	Hartford Financial Services Group Inc.	7,888
179,800	Lincoln National Corp.	11,996
101,693	Maiden Holdings Ltd. (Bermuda)	67
148,900	Old Republic International Corp.	3,329
79,000	Principal Financial Group Inc.	4,516
75,200	Universal Insurance Holdings Inc.	2,240
139,000	Unum Group	5,132
		54,470
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—1.2%
98,200	DXC Technology Co.	$ 6,456
228,100	Western Union Co.	4,434
		10,890
LEISURE PRODUCTS—0.4%
65,300	Brunswick Corp.	3,344
MACHINERY—4.8%
42,500	AGCO Corp.	3,008
100,600	Allison Transmission Holdings Inc.	4,714
170,200	Briggs & Stratton Corp.	2,076
72,600	Cummins Inc.	12,073
161,900	Meritor Inc.*	3,928
47,700	Oshkosh Corp.	3,939
29,300	Snap-on Inc.	4,931
64,700	Timken Co.	3,102
313,300	Wabash National Corp.	4,725
		42,496
MEDIA—1.3%
115,600	AMC Networks Inc.*	6,752
290,841	Gannett Co. Inc.	2,714
144,100	TEGNA Inc.	2,294
		11,760
METALS & MINING—0.8%
78,500	Reliance Steel & Aluminum Co.	7,219
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
479,058	Annaly Capital Management Inc.	4,834
29,955	Granite Point Mortgage Trust Inc.	576
171,000	Invesco Mortgage Capital Inc.	2,791
298,300	MFA Financial Inc.	2,240
191,300	PennyMac Mortgage Investment Trust	4,017
158,050	Two Harbors Investment Corp.	2,191
		16,649
MULTILINE RETAIL—2.2%
91,600	Big Lots Inc.	3,404
50,800	Dillard's Inc.	3,477
122,200	Kohl's Corp.	8,689
150,600	Macy's Inc.	3,545
		19,115
MULTI-UTILITIES—0.7%
108,700	Public Service Enterprise Group Inc.	6,484
OIL, GAS & CONSUMABLE FUELS—3.8%
240,100	Carrizo Oil & Gas Inc.*	3,078
2,978	Encana Corp. (Canada)	21
355,616	Gulfport Energy Corp.*	2,329
99,000	HollyFrontier Corp.	4,725
357,559	Laredo Petroleum Inc.*	1,080
71,900	Marathon Petroleum Corp.	4,377
163,700	PBF Energy Inc.	5,497
474,000	SRC Energy Inc.*	2,915
108,100	Valero Energy Corp.	9,800
		33,822
PAPER & FOREST PRODUCTS—0.5%
86,900	Domtar Corp.	4,249

36

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.1%
49,900	Jazz Pharmaceuticals plc (Ireland)*	$ 6,476
110,150	Lannett Co. Inc.*	847
93,493	Mylan NV (Netherlands)*	2,523
		9,846
PROFESSIONAL SERVICES—0.8%
71,100	ManpowerGroup Inc.	6,828
ROAD & RAIL—0.4%
62,800	Ryder System Inc.	3,956
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.8%
475,000	Amkor Technology Inc.*	4,303
95,900	Applied Materials Inc.	4,226
84,900	Cirrus Logic Inc.*	4,040
56,600	Lam Research Corp.	11,741
409,900	ON Semiconductor Corp.*	9,452
		33,762
SPECIALTY RETAIL—4.0%
92,800	Bed Bath & Beyond Inc.	1,550
100,700	Best Buy Co. Inc.	7,493
116,700	Dick's Sporting Goods Inc.	4,318
111,200	Foot Locker Inc.	6,362
89,100	GameStop Corp.	771
166,100	Gap Inc.	4,332
64,100	Group 1 Automotive Inc.	5,019
677,800	Office Depot Inc.	1,627
76,700	Penske Automotive Group Inc.	3,522
		34,994
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.3%
242,314	HP Inc.	$ 4,834
133,400	NCR Corp.*	3,862
45,600	NetApp Inc.	3,322
143,800	Seagate Technology plc (Ireland)	6,949
78,900	Western Digital Corp.	4,033
189,900	Xerox Corp.	6,335
		29,335
TEXTILES, APPAREL & LUXURY GOODS—0.3%
60,900	Capri Holdings Ltd. (Virgin Islands)*	2,684
THRIFTS & MORTGAGE FINANCE—1.0%
306,700	MGIC Investment Corp.*	4,490
185,900	Radian Group Inc.	4,354
		8,844
TRADING COMPANIES & DISTRIBUTORS—0.5%
113,600	Aircastle Ltd. (Bermuda)	2,263
65,642	Triton International Ltd. (Bermuda)	2,163
		4,426
TOTAL COMMON STOCKS
(Cost $823,855)		877,047
TOTAL INVESTMENTS—99.1%
(Cost $823,855)		877,047
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		7,813
TOTAL NET ASSETS—100.0%		$884,860

FAIR VALUE MEASUREMENTS
At April 30, 2019, the investments in A. Schulman Inc. (Contingent Value Rights) (as disclosed in the preceding Portfolio of Investments) were classified as Level 3 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance Beginning as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Common Stocks
Chemicals	$19	$—	$(15)	$—	$—	$—	$—	$—	$4
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Chemicals
A. Schulman Inc. (Contingent Value Rights)*	$4	Market Approach	Estimated Recovery Value	$ 0.43
37

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

*	Non-income producing security
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is as below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Common Stocks	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
During the six months ending April 30, 2019, the U.S. small cap value market ended in positive territory with the Russell 2000 Value® Index rising 3.77%. This period includes the end of 2018, which saw a sharp drop in equity prices, only to be followed by a market rally, which boosted most U.S. equity indexes to all-time highs. The two major developments that gave investors confidence in the beginning of 2019 were easing monetary policy and promising trade developments.
During the latter half of the period, the U.S. Federal Reserve (Fed) abruptly changed the near-term outlook for interest rates. In response to a slowing global economy, it signaled early in the quarter that it would pause its recent string of interest rate increases. In March, the Fed followed through and unanimously voted to maintain the federal funds rate in the range of 2.25% to 2.50% and noted that it would be “patient” as it considers future rate changes. Further, the Fed stated that it would reduce the pace at which it sells off its Treasury holdings, also helping to keep interest rates from rising too quickly. Whereas the Fed was projected in December last year to raise interest rates twice in 2019, it signaled that there would likely be no rate hikes for the rest of 2019, and the market took it a step further by pricing in at least one rate cut in 2019 in response to slowing economic indicators. Fed officials continued to maintain a generally optimistic stance on the U.S. economy, but cautioned that growth may be slowing, and noted that they expect U.S. GDP to expand by 2.3% this year, and 2.0% next year. Additionally, the Fed is calling for unemployment to fall to 3.7% this year, just above its December estimate of 3.5%.
International trade policy continued to be a major focus of equity markets as investors analyzed the impact of both pending and potential tariffs between the U.S. and its trade partners. Trade discussions between the U.S. and China progressed over the course of the period as tensions de-escalated and previously-planned further tariff increases of up to 25% on $200 billion of Chinese goods were postponed. In 2018 U.S. imposed 25% tariffs on approximately $50 billion of Chinese imports. In 2018, the U.S. imported about $540 billion of goods from China while China imported about $120 billion of goods from the U.S., highlighting concerns that the trade deficit with China will grow larger.
Performance
Harbor Small Cap Value Fund rose 10.15% (Retirement Class), 10.12% (Institutional Class), 9.96% (Administrative Class), and 9.90% (Investor Class) for the six months ended April 30, 2019, strongly outperforming the broader small cap value market, as represented by Russell 2000® Value, which returned 3.77%.
Contributing to performance, Sanmina Corporation is a global electronics manufacturing services provider that serves Original Equipment Manufacturers (OEMs) in technology-driven industries, including communication networks and computer hardware and storage. With nearly 80 manufacturing facilities, Sanmina is one of the largest independent manufacturers of printed circuit boards and backplanes. During the period, investors rewarded Sanmina Corporation for delivering robust results across several of its business segments. Compared to this time last year, the company reported a 25% increase in revenue to $2.19 billion for the period, exceeding the high end of market expectations. Sanmina’s continued efforts to improve component lead times and meet consumer demand drove shares up 34%.
Detracting from performance, Eaton Vance is one of the oldest investment management firms headquartered in the U.S. and has been providing financial and advisory services for over 90 years. With offices worldwide and $440 billion in AUM, Eaton manages a broad array of investment strategies and wealth management solutions to both high-net-worth individuals
39

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	10.15%	3.96%	9.93%	14.67%
Institutional Class	10.12	3.90	9.87	14.64
Administrative Class	9.96	3.63	9.60	14.35
Investor Class	9.90	3.50	9.47	14.21
Comparative Index
Russell 2000® Value	3.77%	2.19%	6.94%	12.87%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and institutional clients. During the quarter, disappointing news in bank regulatory reform caused headwinds for the Financials sector as a whole, triggering a broad decline for financial companies’ stocks. The stock was down 6% for the period.
Outlook & Strategy
As of April 30, 2019, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, Materials, and Telecommunications sectors and was underweight in Financials, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Small Cap Value Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Hexcel Corp.	3.4%
❷	FirstCash Inc.	3.1%
❸	Teledyne Technologies Inc.	3.0%
❹	Cabot Microelectronics Corp.	2.8%
❺	Catalent Inc.	2.4%
❻	Monolithic Power Systems Inc.	2.4%
❼	Reinsurance Group of America Inc.	2.3%
❽	Darling Ingredients Inc.	2.2%
❾	Entegris Inc.	2.2%
❿	Littelfuse Inc.	2.2%

Sector Allocation (% of investments)
41

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.5%
Shares		Value
AEROSPACE & DEFENSE—9.3%
750,567	Hexcel Corp.	$ 53,073
246,971	Moog Inc.	23,126
188,493	Teledyne Technologies Inc.*	46,842
956,661	Triumph Group Inc.	22,702
		145,743
BANKS—9.9%
1,099,735	Cadence Bancorp	25,019
353,488	Enterprise Financial Services Corp.	15,037
422,975	Heartland Financial USA Inc.	18,992
329,863	South State Corp.	24,957
679,031	Trustmark Corp.	24,418
634,178	United Bankshares Inc.	24,885
524,470	WesBanco Inc.	21,147
		154,455
BIOTECHNOLOGY—1.5%
448,407	Emergent BioSolutions Inc.*	23,174
CAPITAL MARKETS—3.9%
281,037	Eaton Vance Corp.	11,683
310,076	Raymond James Financial Inc.	28,393
339,515	Stifel Financial Corp.	20,259
		60,335
CHEMICALS—2.9%
448,014	Cabot Corp.	20,331
294,095	Scotts Miracle-Gro Co.	25,004
		45,335
COMMERCIAL SERVICES & SUPPLIES—3.0%
740,348	Casella Waste Systems Inc.*	27,630
1,126,364	Steelcase Inc.	19,475
		47,105
CONSUMER FINANCE—3.1%
501,324	FirstCash Inc.	48,969
ELECTRICAL EQUIPMENT—1.9%
436,601	EnerSys	30,208
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—10.8%
283,875	Anixter International Inc.*	17,847
148,750	Coherent Inc.*	22,017
546,744	FLIR Systems Inc.	28,945
168,054	Littelfuse Inc.	33,787
374,148	OSI Systems Inc.*	33,722
931,112	Sanmina Corp.*	31,583
		167,901
ENERGY EQUIPMENT & SERVICES—2.2%
325,321	Core Laboratories NV (Netherlands)	20,622
955	DMC Global Inc.	66
667,676	Oil States International Inc.*	12,900
		33,588
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
285,011	EastGroup Properties Inc.	32,585
713,096	Pebblebrook Hotel Trust	23,219
		55,804
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—2.2%
1,556,207	Darling Ingredients Inc.*	$ 33,941
GAS UTILITIES—1.2%
583,183	South Jersey Industries Inc.	18,732
HEALTH CARE PROVIDERS & SERVICES—1.6%
195,306	Molina Healthcare Inc.*	25,317
HOUSEHOLD DURABLES—2.0%
614,307	Meritage Homes Corp.*	31,422
INSURANCE—6.4%
686,979	American Equity Investment Life Holding Co.	20,204
405,374	Horace Mann Educators Corp.	15,639
235,049	Reinsurance Group of America Inc.	35,612
235,009	State Auto Financial Corp.	7,903
450,227	United Fire Group Inc.	19,635
		98,993
IT SERVICES—1.8%
458,175	ManTech International Corp.	28,402
MACHINERY—10.1%
451,362	Albany International Corp.	33,387
605,223	Altra Industrial Motion Corp.	22,690
660,295	Franklin Electric Co. Inc.	32,262
2,310,990	Mueller Water Products Inc.	24,797
581,377	Timken Co.	27,877
999,810	Welbilt Inc.*	16,827
		157,840
OIL, GAS & CONSUMABLE FUELS—2.0%
447,991	PDC Energy Inc.*	19,483
397,426	Whiting Petroleum Corp.*	10,886
		30,369
PHARMACEUTICALS—2.4%
830,620	Catalent Inc.*	37,228
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.1%
265,707	Advanced Energy Industries Inc.*	15,347
341,218	Cabot Microelectronics Corp.	43,079
848,788	Entegris Inc.	34,682
1,454,579	FormFactor Inc.*	27,564
240,158	Monolithic Power Systems Inc.	37,395
		158,067
TEXTILES, APPAREL & LUXURY GOODS—1.8%
765,329	Wolverine World Wide Inc.	28,172
TRADING COMPANIES & DISTRIBUTORS—1.8%
368,470	GATX Corp.	28,420
TOTAL COMMON STOCKS
(Cost $1,088,071)		1,489,520
TOTAL INVESTMENTS—95.5%
(Cost $1,088,071)		1,489,520
CASH AND OTHER ASSETS, LESS LIABILITIES—4.5%		70,684
TOTAL NET ASSETS—100.0%		$1,560,204

42

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
43

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Sapience Investments, LLC
520 Newport Center Dr.
Suite 650
Newport Beach, CA
92660
Portfolio Manager
Samir Sikka
Since 2017
Sapience Investments, LLC has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term total return.
Samir Sikka

Management’s Discussion of
Fund Performance
Market Review
The worst December S&P 500 performance since 1931 preceded the best January performance since 1987. In our view, the reasons for the turnaround were clear, positive fundamental surprises. The U.S. Federal Reserve (Fed) moved from decidedly hawkish, or seeking rate hikes, in December to dovish in January. During the first quarter of 2019, government bond rates declined and credit spreads narrowed, making equities more attractive on a relative basis. A positive resolution of U.S. trade talks with China began to look likely. U.S. corporate earnings were strong, and oil prices surged. Investor sentiment briefly soured in March as the yield curve inverted (the U.S. 10-year Treasury rate fell below the three-month rate), which has historically been a lead indicator of a recession.
Though we are not narrowly focused Fed watchers, this change in monetary policy demands consideration. Six weeks after raising the federal funds rate and signaling at least three more rate hikes in 2019, the Fed announced a pause in rate hikes. In our view, this was a major shift. Investor sentiment shifted toward a mindset that economic and credit cycles would be extended. Educated interpreters suggested that the shift was driven by a number of possibilities, including the appointment of the historically dovish Richard Clarida as Fed Vice Chairman, new data showing that inflation had stopped rising toward the Fed’s 2% target, President Trump’s efforts to influence the Fed, and concerns over trade talks and slowing growth in Europe, China, and Japan.
Performance
For the six-months ended April 30, 2019, Harbor Small Cap Value Opportunities Fund outperformed its benchmark, the Russell 2000® Value Index. The Fund returned 5.05% (Retirement Class), 5.06% (Institutional Class), 4.94% (Administrative Class), and 4.90% (Investor Class) while the Russell 2000® Value Index rose 3.77%.
Compared with the Russell 2000® Value Index, stock selection was strongest in the Information Technology, Financials, Consumer Staples, and Industrials sectors, and within each sector, Diebold Nixdorf, Inc., Sterling Bancorp, TreeHouse Foods, Inc., and Beacon Roofing Supply, Inc., respectively, were the top contributors to relative performance. On the negative side, security selection in the Consumer Discretionary and Energy sectors subtracted from relative performance, and within each sector, Ascena Retail Group, Inc. and Weatherford International plc were the primary detractors. An overweight in the worst performing Energy sector also subtracted from relative performance.
Within Information Technology, Diebold continued its margin recovery trend that started in the third quarter of 2018. In February, Diebold reported better than expected operating profits, riding on the back of an improved services margin and better than expected fourth quarter revenues. To that end, during the earnings call, management provided guidance for 2021 margin expectations and the initial steps to be taken towards this goal. Management forecasts better profitability for 2019, which should help address the stressed leverage condition that prevailed for most of 2018. These are the early days of Diebold’s cost savings program under the firm’s new management, and we believe that the continued appreciation in Diebold’s stock price is predicated on improving operating performance, reduction of leverage, and refinancing of expensive debt over time.
In Consumer Discretionary, Ascena is a leading national specialty apparel retailer for women. Ascena has undertaken a major turnaround to reduce its cost structure and become more responsive to its customer base. In the past year, management has made demonstrable progress in their Premium and Kids segments. The performance in the Value and Plus segments—Lane Bryant specifically—has been abysmal. The stock price dropped during the period, as the company announced weaker than expected performance at Lane Bryant and Justice for the fiscal second quarter and bleak guidance for the fiscal third quarter. Investors have been
44

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Small Cap Value Opportunities Fund
Retirement Class[1]	5.05%	3.19%	N/A	3.17%
Institutional Class[1]	5.06	3.10	N/A	3.09
Administrative Class[1]	4.94	2.88	N/A	2.85
Investor Class[1]	4.90	2.73	N/A	2.74
Comparative Index
Russell 2000® Value[1]	3.77%	2.19%	N/A	4.44%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.81% (Net) and 0.97% (Gross) (Retirement Class); 0.89% (Net) and 1.05% (Gross) (Institutional Class); 1.14% (Net) and 1.30% (Gross) (Administrative Class); and 1.26% (Net) and 1.42% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
disappointed with the inconsistent performance over the last two years, but we feel that improvements delivered in both the Premium and Kids segments have been under-recognized. In late March, management announced the company sold a 50% interest in Maurices to a private equity firm and will use the proceeds to reduce debt.
Outlook & Strategy
Much of the fear, doubt, and uncertainty that weighed upon investors in late 2018 appears to have dissipated, at least temporarily. While macroeconomic factors and projections are not a major part of our process, we care about achieving a clear perspective when the potential for significant economic change becomes likely. Each company we follow has an idiosyncratic sensitivity to the economy, which we factor into our bottom-up estimates and valuations. While we are currently cautious about a potential slowdown, we are not bearish on the economy. A big part of our strategy, especially in the fourth quarter of 2018, has been to increase positions of holdings that have fallen in price. While many are pointing to the inverted yield curve as a strong indicator of an upcoming recession, we do not believe that U.S. monetary policy is restrictive enough to induce a recession. We believe that the inversion has more to do with the state of overseas markets than what is occurring in the U.S. Our intensive, bottom-up research, which includes detailed discussions with corporate managers, suggests that the economic environment is moderating rather than spiraling towards a recession.
We value businesses on a forward-looking fundamental basis and seek to own above-average to high quality companies when market prices are below the investors’ estimate of intrinsic value. In our view, excess returns will likely come to those investors who are best able to carefully navigate between the “news” and the “noise,” selecting stocks with a disciplined process that identifies companies with overlooked return potential. We are optimistic about the Fund’s investments at this time, as we believe that the quality value relationship within equity markets has become more rational over the past several months.

1	The “Life of Fund” return as shown reflects the period 08/01/2017 through 04/30/2019.
This report contains the current opinions of Sapience Investments, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
45

Harbor Small Cap Value Opportunities Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Cars.com Inc.	3.9%
❷	KAR Auction Services Inc.	3.9%
❸	Diebold Nixdorf Inc.	3.7%
❹	Beacon Roofing Supply Inc.	3.0%
❺	Sterling Bancorp	2.6%
❻	Dave & Buster’s Entertainment Inc.	2.4%
❼	Bank of NT Butterfield & Son Ltd.	2.3%
❽	Stericycle Inc.	2.3%
❾	Syneos Health Inc.	2.3%
❿	Wintrust Financial Corp.	2.3%

Sector Allocation (% of investments)
46

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.8%
Shares		Value
AUTO COMPONENTS—0.9%
13,400	Adient plc (Ireland)	$ 310
BANKS—16.0%
19,870	Bank of NT Butterfield & Son Ltd. (Bermuda)	795
13,300	Bank OZK	434
27,900	Cadence Bancorp	635
8,200	Cathay General Bancorp	302
24,200	First Hawaiian Inc.	669
7,300	Glacier Bancorp Inc.	311
7,750	Hancock Whitney Corp.	339
5,800	Popular Inc. (Puerto Rico)	335
42,400	Sterling Bancorp	908
10,560	Wintrust Financial Corp.	804
		5,532
BUILDING PRODUCTS—1.1%
14,900	Continental Building Products Inc.*	382
CAPITAL MARKETS—1.4%
16,480	Artisan Partners Asset Management Inc.	467
CHEMICALS—1.1%
21,350	Valvoline Inc.	395
COMMERCIAL SERVICES & SUPPLIES—7.5%
24,080	KAR Auction Services Inc.	1,360
13,050	Ritchie Bros Auctioneers Inc. (Canada)	454
13,300	Stericycle Inc.*	777
		2,591
CONSUMER FINANCE—1.1%
28,250	Navient Corp.	382
CONTAINERS & PACKAGING—1.3%
14,400	Silgan Holdings Inc.	431
DIVERSIFIED FINANCIAL SERVICES—1.5%
59,100	FGL Holdings (Cayman Islands)	504
ENERGY EQUIPMENT & SERVICES—4.4%
118,650	Forum Energy Technologies Inc.*	709
54,150	Hunting plc ADR (United Kingdom)[1]	416
20,200	Oceaneering International Inc.*	388
		1,513
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—6.0%
18,250	CoreCivic Inc.	380
26,050	Outfront Media Inc.	621
31,700	Physicians Realty Trust	572
10,850	QTS Realty Trust Inc.	492
		2,065
FOOD PRODUCTS—1.8%
3,090	Post Holdings Inc.*	349
3,990	TreeHouse Foods Inc.*	267
		616
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
8,500	Integra LifeSciences Holdings Corp.*	443
15,500	Natus Medical Inc.*	415
		858
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—2.9%
13,482	Acadia Healthcare Co. Inc.*	$ 431
20,050	MEDNAX Inc.*	561
		992
HOTELS, RESTAURANTS & LEISURE—2.8%
14,340	Dave & Buster's Entertainment Inc.	815
11,608	El Pollo Loco Holdings Inc.*	148
		963
INSURANCE—3.0%
8,410	Argo Group International Holdings Ltd. (Bermuda)	657
8,250	Assured Guaranty Ltd. (Bermuda)	393
		1,050
INTERACTIVE MEDIA & SERVICES—3.9%
65,400	Cars.com Inc.*	1,361
INTERNET & DIRECT MARKETING RETAIL—1.6%
38,600	Despegar.com Corp. (Virgin Islands)*	563
LIFE SCIENCES TOOLS & SERVICES—2.3%
16,933	Syneos Health Inc.*	795
MACHINERY—3.0%
15,040	Altra Industrial Motion Corp.	564
6,230	EnPro Industries Inc.	463
		1,027
MEDIA—1.0%
16,390	Liberty Latin America Ltd. (Bermuda)*	343
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
38,300	Redwood Trust Inc.	627
MULTI-UTILITIES—1.4%
6,650	NorthWestern Corp.	465
OIL, GAS & CONSUMABLE FUELS—4.0%
56,500	Oasis Petroleum Inc.*	345
12,550	Whiting Petroleum Corp.*	344
50,295	WPX Energy Inc.*	698
		1,387
PERSONAL PRODUCTS—1.6%
42,411	e.l.f. Beauty Inc.*	542
PROFESSIONAL SERVICES—1.1%
23,513	Resources Connection Inc.	378
ROAD & RAIL—1.5%
5,920	Genesee & Wyoming Inc.*	525
SPECIALTY RETAIL—7.0%
511,990	Ascena Retail Group Inc.*	609
67,630	Michaels Companies Inc.*	760
40,200	Party City Holdco Inc.*	270
13,253	Signet Jewelers Ltd. (Bermuda)	307
15,710	Urban Outfitters Inc.*	467
		2,413
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.7%
127,189	Diebold Nixdorf Inc.*	1,283
TEXTILES, APPAREL & LUXURY GOODS—1.5%
36,400	Samsonite International SA ADR (Luxembourg)[1]	521

47

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
THRIFTS & MORTGAGE FINANCE—1.4%
10,350	Essent Group Ltd. (Bermuda)*	$ 491
TRADING COMPANIES & DISTRIBUTORS—4.7%
15,490	Air Lease Corp.	597
27,100	Beacon Roofing Supply Inc.*	1,021
		1,618
TOTAL COMMON STOCKS
(Cost $31,973)		33,390

MASTER LIMITED PARTNERSHIPS—1.5%
(Cost $443)
Shares		Value
OIL, GAS & CONSUMABLE FUELS—1.5%
15,750	Viper Energy Partners LP	$ 529
TOTAL INVESTMENTS—98.3%
(Cost $32,416)		33,919
CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		590
TOTAL NET ASSETS—100.0%		$34,509

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
48

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—April 30, 2019 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
ASSETS
Investments, at identified cost	$17,212,238	$ 79,560	$181,587*	$612,251	$212,748	$ 863,106	$823,855	$1,088,071	$32,416
Investments, at value	$31,362,749	$103,271	$ 234,169	$722,027	$222,391	$1,076,434	$877,047	$1,489,520	$33,919
Repurchase agreements	—	—	14,549	—	—	—	—	—	—
Cash	59,589	3,279	—	12,175	4,282	50,964	8,235	75,989	815
Receivables for:
Investments sold	96,975	2,075	1,553	8,455	532	95	51	5,266	91
Capital shares sold	12,071	2	380	654	204	1,364	797	1,849	—
Dividends	4,873	8	2	35	18	264	868	412	3
Interest	3	—	1	1	—	3	—	4	—
Withholding tax	1,737	1	11	—	—	309	—	—	—
Prepaid registration fees	46	34	33	46	37	33	38	41	4
Prepaid fund insurance	119	1	2	3	1	4	4	6	—
Other assets	2,478	13	62	70	15	124	59	112	17
Total Assets	31,540,640	108,684	250,762	743,466	227,480	1,129,594	887,099	1,573,199	34,849
LIABILITIES
Payables for:
Investments purchased	80,483	—	212	557	347	99	—	9,877	307
Capital shares reacquired	28,856	13	81	207	306	1,342	1,448	1,733	—
Accrued expenses:
Management fees	14,032	52	150	451	138	537	525	939	21
12b-1 fees	348	—	5	2	1	12	21	14	—
Transfer agent fees	2,204	6	20	39	15	69	71	115	3
Trustees' fees and expenses	2,808	3	64	79	18	64	69	128	1
Other	1,730	10	22	35	15	76	105	189	8
Total Liabilities	130,461	84	554	1,370	840	2,199	2,239	12,995	340
NET ASSETS	$31,410,179	$108,600	$ 250,208	$742,096	$226,640	$1,127,395	$884,860	$1,560,204	$34,509
Net Assets Consist of:
Paid-in capital	$16,103,776	$ 86,509	$ 143,448	$638,070	$224,702	$ 908,037	$822,635	$1,154,669	$34,828
Total distributable earnings/(loss)	15,306,403	22,091	106,760	104,026	1,938	219,358	62,225	405,535	(319)
	$31,410,179	$108,600	$ 250,208	$742,096	$226,640	$1,127,395	$884,860	$1,560,204	$34,509
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 6,361,271	$ 5,043	$ 31,276	$304,144	$ 43,644	$ 359,880	$121,487	$ 207,709	$ 7,941
Shares of beneficial interest[1]	84,107	235	2,857	23,644	4,119	22,923	5,785	6,238	817
Net asset value per share[2]	$ 75.63	$ 21.47	$ 10.95	$ 12.86	$ 10.60	$ 15.70	$ 21.00	$ 33.30	$ 9.72
Institutional Class
Net assets	$23,354,957	$103,124	$ 194,857	$429,819	$180,643	$ 708,472	$664,879	$1,282,362	$26,016
Shares of beneficial interest[1]	308,707	4,807	17,847	33,525	17,092	45,127	31,655	38,521	2,676
Net asset value per share[2]	$ 75.65	$ 21.45	$ 10.92	$ 12.82	$ 10.57	$ 15.70	$ 21.00	$ 33.29	$ 9.72
Administrative Class
Net assets	$ 416,926	$ 17	$ 2,808	$ 856	$ 1,717	$ 16,475	$ 24,174	$ 6,862	$ 263
Shares of beneficial interest[1]	5,625	1	273	73	164	1,050	1,140	207	27
Net asset value per share[2]	$ 74.12	$ 21.44	$ 10.31	$ 11.71	$ 10.46	$ 15.70	$ 21.20	$ 33.11	$ 9.72
Investor Class
Net assets	$ 1,277,025	$ 416	$ 21,267	$ 7,277	$ 636	$ 42,568	$ 74,320	$ 63,271	$ 289
Shares of beneficial interest[1]	17,615	20	2,141	660	62	2,687	3,539	1,954	30
Net asset value per share[2]	$ 72.50	$ 21.10	$ 9.94	$ 11.03	$ 10.29	$ 15.84	$ 21.00	$ 32.39	$ 9.72

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

49

Harbor Domestic Equity Funds
StatementS of Operations—Six Months Ended April 30, 2019 (Unaudited)

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
Investment Income
Dividends	$ 120,768	$ 391	$ 549	$ 2,110	$ 404	$ 9,510	$14,405	$ 9,779	$ 288
Interest	1,265	41	174	157	57	432	68	424	13
Net securities lending income	80	—	—	—	—	—	—	—	—
Foreign taxes withheld	(947)	(7)	—	—	(9)	(278)	(4)	(43)	(1)
Total Investment Income	121,166	425	723	2,267	452	9,664	14,469	10,160	300
Operating Expenses
Management fees	86,996	236	1,252	2,617	858	2,967	3,353	5,142	117
12b-1 fees:
Administrative Class	525	—	13	1	2	19	45	8	—
Investor Class	1,557	1	22	8	1	53	91	79	—
Shareholder communications	481	1	6	7	2	37	45	73	1
Custodian fees	708	5	20	27	23	17	26	27	8
Transfer agent fees:
Retirement Class	383	—	8	20	3	22	7	12	—
Institutional Class	10,160	35	80	183	87	283	317	531	11
Administrative Class	196	—	5	—	1	7	17	3	—
Investor Class	1,329	—	19	7	1	45	78	67	—
Professional fees	711	2	16	17	6	23	24	32	1
Trustees' fees and expenses	688	2	7	17	6	23	22	32	1
Registration fees	115	25	27	26	26	41	33	48	27
Miscellaneous	185	4	6	9	6	10	10	13	4
Total expenses	104,034	311	1,481	2,939	1,022	3,547	4,068	6,067	170
Management fees waived	(7,174)	—	—	—	—	—	(137)	—	—
Transfer agent fees waived	(388)	(1)	(4)	(8)	(4)	(12)	(13)	(19)	(1)
Other expenses reimbursed	—	(34)	—	—	—	(187)	—	—	(34)
Custodian fees reduction	(35)	—	(1)	(1)	(1)	(2)	(1)	(4)	—
Net expenses	96,437	276	1,476	2,930	1,017	3,346	3,917	6,044	135
Net Investment Income/(Loss)	24,729	149	(753)	(663)	(565)	6,318	10,552	4,116	165
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,212,366	(1,378)	43,127	(1,788)	950	4,462	(2,818)	1,907	(1,933)
Foreign currency transactions	(121)	—	—	—	(1)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,484,830	12,030	24,205	91,759	3,511	101,958	45,468	132,711	3,454
Translations of assets and liabilities in foreign currencies	(7)	—	(1)	—	—	—	—	—	—
Net gain/(loss) on investment transactions	3,697,068	10,652	67,331	89,971	4,460	106,420	42,650	134,618	1,521
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,721,797	$10,801	$66,578	$89,308	$3,895	$112,738	$53,202	$138,734	$ 1,686
The accompanying notes are an integral part of the Financial Statements.

50

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 24,729	$ 68,671	$ 149	$ 195	$ (753)	$ (1,347)
Net realized gain/(loss) on investments	1,212,245	3,389,399	(1,378)	1,922	43,127	72,227
Change in net unrealized appreciation/(depreciation) of investments	2,484,823	(743,393)	12,030	1,689	24,204	(44,332)
Net increase/(decrease) in assets resulting from operations	3,721,797	2,714,677	10,801	3,806	66,578	26,548
Distributions to Shareholders
Retirement Class	(502,294)	(396,568)	(104)	(13)	(25,016)	(14,153)
Institutional Class	(2,034,651)	(2,446,657)	(1,821)	(1,185)	(26,702)	(15,890)
Administrative Class	(41,111)	(51,883)	—	—	(2,327)	(3,120)
Investor Class	(121,067)	(153,082)	(9)	(1)	(2,988)	(2,301)
Total distributions to shareholders	(2,699,123)	(3,048,190)	(1,934)	(1,199)	(57,033)	(35,464)
Net Increase/(Decrease) Derived from Capital Share Transactions	851,585	1,054,440	29,614	10,964	(106,019)	(47,997)
Net increase/(decrease) in net assets	1,874,259	720,927	38,481	13,571	(96,474)	(56,913)
Net Assets
Beginning of period	29,535,920	28,814,993	70,119	56,548	346,682	403,595
End of period	$31,410,179	$29,535,920	$108,600	$70,119	$ 250,208	$346,682
The accompanying notes are an integral part of the Financial Statements.

51

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ (663)	$ (2,842)	$ (565)	$ (1,894)	$ 6,318	$ 9,602	$ 10,552	$ 21,996	$ 4,116	$ 5,481	$ 165	$ 171
(1,788)	163,740	949	57,856	4,462	18,268	(2,818)	56,222	1,907	154,899	(1,933)	1,824
91,759	(131,098)	3,511	(23,665)	101,958	(39,265)	45,468	(125,443)	132,711	(248,143)	3,454	(2,001)
89,308	29,800	3,895	32,297	112,738	(11,395)	53,202	(47,225)	138,734	(87,763)	1,686	(6)

(58,115)	(18,209)	(7,894)	(3,505)	(6,946)	(7,627)	(6,960)	(3,555)	(11,612)	(2,150)	(412)	(1)
(76,800)	(48,249)	(43,632)	(13,477)	(12,960)	(18,431)	(49,843)	(28,481)	(99,888)	(21,038)	(1,567)	(147)
(157)	(71)	(357)	(71)	(305)	(421)	(2,796)	(1,726)	(639)	(105)	(16)	(1)
(1,469)	(834)	(142)	(71)	(818)	(2,316)	(5,150)	(3,658)	(5,985)	(963)	(16)	(1)
(136,541)	(67,363)	(52,025)	(17,124)	(21,029)	(28,795)	(64,749)	(37,420)	(118,124)	(24,256)	(2,011)	(150)
75,069	43,786	(10,992)	(34,380)	55,917	253,253	(46,550)	39,635	156,629	314,366	3,308	6,491
27,836	6,223	(59,122)	(19,207)	147,626	213,063	(58,097)	(45,010)	177,239	202,347	2,983	6,335

714,260	708,037	285,762	304,969	979,769	766,706	942,957	987,967	1,382,965	1,180,618	31,526	25,191
$ 742,096	$ 714,260	$226,640	$285,762	$1,127,395	$979,769	$884,860	$ 942,957	$1,560,204	$1,382,965	$34,509	$31,526
52

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 770,961	$ 3,554,254	$ 1,069	$ 3,374	$ 29,809	$ 46,562
Reinvested distributions	474,878	378,865	103	12	25,016	14,153
Cost of shares reacquired	(531,827)	(1,359,223)	(180)	(182)	(168,449)	(40,095)
Net increase/(decrease) in net assets	$ 714,012	$ 2,573,896	$ 992	$ 3,204	$(113,624)	$ 20,620
Institutional Class
Net proceeds from sale of shares	$ 1,590,065	$ 3,646,684	$30,957	$ 17,159	$ 36,826	$ 49,030
Reinvested distributions	1,856,429	2,226,227	1,758	1,183	19,729	11,273
Cost of shares reacquired	(3,186,997)	(6,874,710)	(4,153)	(10,834)	(29,298)	(42,659)
Cost of shares reacquired through redemption in-kind	—	(291,425)	—	—	—	—
Net increase/(decrease) in net assets	$ 259,497	$(1,293,224)	$28,562	$ 7,508	$ 27,257	$ 17,644
Administrative Class
Net proceeds from sale of shares	$ 50,746	$ 90,994	$ —	$ 3	$ 604	$ 9,158
Reinvested distributions	39,641	50,177	—	—	2,320	3,116
Cost of shares reacquired	(130,513)	(180,144)	—	—	(26,455)	(95,899)
Net increase/(decrease) in net assets	$ (40,126)	$ (38,973)	$ —	$ 3	$ (23,531)	$(83,625)
Investor Class
Net proceeds from sale of shares	$ 77,949	$ 340,918	$ 62	$ 337	$ 4,790	$ 9,964
Reinvested distributions	119,520	151,394	8	1	2,958	2,285
Cost of shares reacquired	(279,267)	(679,571)	(10)	(89)	(3,869)	(14,885)
Net increase/(decrease) in net assets	$ (81,798)	$ (187,259)	$ 60	$ 249	$ 3,879	$ (2,636)
The accompanying notes are an integral part of the Financial Statements.

53

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 22,743	$ 158,138	$ 4,734	$ 19,490	$ 36,762	$ 200,477	$ 25,347	$ 36,005	$ 92,733	$ 143,113	$1,224	$6,231
56,734	17,919	7,893	3,505	6,647	7,588	6,960	3,555	6,761	1,153	412	1
(62,482)	(40,086)	(2,172)	(35,883)	(28,250)	(23,708)	(14,621)	(16,551)	(53,435)	(33,113)	(1)	(3)
$ 16,995	$ 135,971	$ 10,455	$ (12,888)	$ 15,159	$ 184,357	$ 17,686	$ 23,009	$ 46,059	$ 111,153	$1,635	$6,229

$ 32,011	$ 65,821	$ 28,209	$ 81,888	$ 168,607	$ 288,719	$ 82,012	$ 263,531	$ 277,030	$ 478,010	$ 99	$ 106
73,911	47,317	43,627	13,012	11,922	17,031	47,820	27,819	86,451	18,030	1,567	147
(48,840)	(204,931)	(93,544)	(116,301)	(132,659)	(174,554)	(169,381)	(252,177)	(245,600)	(335,507)	(37)	(3)
—	—	—	—	—	—	—	—	—	—	—	—
$ 57,082	$ (91,793)	$(21,708)	$ (21,401)	$ 47,870	$ 131,196	$ (39,549)	$ 39,173	$ 117,881	$ 160,533	$1,629	$ 250

$ 71	$ 703	$ 518	$ 988	$ 340	$ 3,946	$ 4,637	$ 10,291	$ 1,021	$ 5,226	$ —	$ —
156	71	357	71	305	421	2,759	1,722	620	101	15	1
(80)	(684)	(683)	(612)	(1,067)	(41,507)	(25,057)	(14,356)	(1,998)	(1,926)	—	—
$ 147	$ 90	$ 192	$ 447	$ (422)	$ (37,140)	$ (17,661)	$ (2,343)	$ (357)	$ 3,401	$ 15	$ 1

$ 846	$ 1,819	$ 48	$ 479	$ 3,112	$ 25,671	$ 11,253	$ 18,261	$ 7,646	$ 71,109	$ 15	$ 10
1,447	832	142	71	810	2,305	4,997	3,543	5,903	948	16	1
(1,448)	(3,133)	(121)	(1,088)	(10,612)	(53,136)	(23,276)	(42,008)	(20,503)	(32,778)	(2)	—
$ 845	$ (482)	$ 69	$ (538)	$ (6,690)	$ (25,160)	$ (7,026)	$ (20,204)	$ (6,954)	$ 39,279	$ 29	$ 11
54

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	11,249	46,871	55	168	2,915	4,092
Shares issued due to reinvestment of distributions	7,633	5,399	6	1	2,954	1,361
Shares reacquired	(7,678)	(17,760)	(9)	(9)	(16,258)	(3,535)
Net increase/(decrease) in shares outstanding	$ 11,204	$ 34,510	$ 52	$ 160	$(10,389)	$ 1,918
Institutional Class
Shares sold	23,017	48,030	1,552	876	3,844	4,324
Shares issued due to reinvestment of distributions	29,827	31,713	99	62	2,335	1,086
Shares reacquired	(46,517)	(90,775)	(217)	(537)	(2,947)	(3,780)
Shares reacquired through redemption in-kind	—	(3,847)	—	—	—	—
Net increase/(decrease) in shares outstanding	$ 6,327	$(14,879)	$1,434	$ 401	$ 3,232	$ 1,630
Administrative Class
Shares sold	755	1,216	—	—	65	834
Shares issued due to reinvestment of distributions	650	727	—	—	291	314
Shares reacquired	(1,959)	(2,431)	—	—	(2,682)	(8,734)
Net increase/(decrease) in shares outstanding	$ (554)	$ (488)	$ —	$ —	$ (2,326)	$(7,586)
Investor Class
Shares sold	1,172	4,662	3	17	517	938
Shares issued due to reinvestment of distributions	2,001	2,235	1	—	384	237
Shares reacquired	(4,221)	(9,252)	—	(5)	(442)	(1,402)
Net increase/(decrease) in shares outstanding	$ (1,048)	$ (2,355)	$ 4	$ 12	$ 459	$ (227)
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

1,945	10,053	477	1,517	2,560	13,207	1,266	1,544	3,058	3,898	132	631
5,519	1,249	881	286	495	509	385	151	243	31	51	—
(5,092)	(2,596)	(217)	(2,598)	(1,967)	(1,562)	(707)	(708)	(1,677)	(897)	—	—
$ 2,372	$ 8,706	$ 1,141	$ (795)	$ 1,088	$ 12,154	$ 944	$ 987	$ 1,624	$ 3,032	$183	$631

2,653	4,304	2,778	6,310	11,562	18,999	4,125	11,325	9,052	12,954	12	10
7,211	3,302	4,880	1,061	887	1,143	2,644	1,178	3,109	496	195	15
(4,234)	(13,569)	(9,172)	(9,007)	(9,433)	(11,540)	(8,517)	(10,785)	(7,890)	(9,126)	(5)	—
—	—	—	—	—	—	—	—	—	—	—	—
$ 5,630	$ (5,963)	$(1,514)	$(1,636)	$ 3,016	$ 8,602	$(1,748)	$ 1,718	$ 4,271	$ 4,324	$202	$ 25

6	50	54	74	24	262	230	432	32	143	—	—
17	6	40	6	23	28	151	72	23	3	2	—
(7)	(49)	(67)	(47)	(73)	(2,787)	(1,218)	(606)	(65)	(53)	—	—
$ 16	$ 7	$ 27	$ 33	$ (26)	$ (2,497)	$ (837)	$ (102)	$ (10)	$ 93	$ 2	$ —

94	131	5	34	217	1,673	571	779	257	1,993	2	1
164	65	16	6	60	153	277	150	218	27	2	—
(151)	(224)	(13)	(80)	(734)	(3,444)	(1,182)	(1,795)	(688)	(917)	—	—
$ 107	$ (28)	$ 8	$ (40)	$ (457)	$ (1,618)	$ (334)	$ (866)	$ (213)	$ 1,103	$ 4	$ 1
56

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 73.98	$ 75.34	$ 60.37	$ 55.79
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.23 [e]	0.16 [e]	0.05 [e]
Net realized and unrealized gains/(losses) on investments	8.42	6.50	18.40	4.53
Total from investment operations	8.51	6.73	18.56	4.58
Less Distributions
Dividends from net investment income	(0.21)	(0.17)	(0.10)	—
Distributions from net realized capital gains	(6.65)	(7.92)	(3.49)	—
Total distributions	(6.86)	(8.09)	(3.59)	—
Net asset value end of period	75.63	73.98	75.34	60.37
Net assets end of period (000s)	$6,361,271	$5,393,675	$2,892,484	$1,022,839
Ratios and Supplemental Data (%)
Total return[b]	13.49% [c]	9.50%	32.62%	8.21% [c]
Ratio of total expenses to average net assets^	0.63 [d]	0.62	0.63	0.65 [d]
Ratio of net expenses to average net assets[a]	0.58 [d]	0.57	0.59	0.59 [d]
Ratio of net investment income to average net assets[a]	0.25 [d]	0.30	0.23	0.13 [d]
Portfolio turnover	20 [c]	40	52	34 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 72.54	$ 74.08	$ 59.50	$ 64.51	$ 61.39	$ 54.29
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.01) [e]	(0.04) [e]	(0.06) [e]	(0.08) [e]	(0.11)
Net realized and unrealized gains/(losses) on investments	8.25	6.39	18.11	(0.84)	6.97	8.94
Total from investment operations	8.23	6.38	18.07	(0.90)	6.89	8.83
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
Total distributions	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
Net asset value end of period	74.12	72.54	74.08	59.50	64.51	61.39
Net assets end of period (000s)	$416,926	$448,241	$493,860	$555,665	$620,910	$582,430
Ratios and Supplemental Data (%)
Total return[b]	13.31% [c]	9.16%	32.20%	(1.48)%	11.88%	16.69%
Ratio of total expenses to average net assets^	0.96 [d]	0.95	0.96	0.94	0.93	0.92
Ratio of net expenses to average net assets[a]	0.91 [d]	0.90	0.90	0.89	0.89	0.90
Ratio of net investment income to average net assets[a]	(0.07) [d]	(0.01)	(0.06)	(0.11)	(0.13)	(0.14)
Portfolio turnover	20 [c]	40	52	34	37	34
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

57

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 73.97	$ 75.32	$ 60.36	$ 65.27	$ 61.97	$ 54.71

0.06 [e]	0.18 [e]	0.13 [e]	0.09 [e]	0.07 [e]	0.06
8.42	6.50	18.38	(0.84)	7.05	8.98
8.48	6.68	18.51	(0.75)	7.12	9.04

(0.15)	(0.11)	(0.06)	(0.05)	(0.05)	(0.05)
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
(6.80)	(8.03)	(3.55)	(4.16)	(3.82)	(1.78)
75.65	73.97	75.32	60.36	65.27	61.97
$23,354,957	$22,366,214	$23,896,840	$21,608,221	$24,669,740	$22,531,379

13.44% [c]	9.44%	32.52%	(1.23)%	12.16%	16.95%
0.71 [d]	0.70	0.71	0.69	0.68	0.67
0.66 [d]	0.65	0.65	0.64	0.64	0.65
0.18 [d]	0.23	0.20	0.15	0.12	0.11
20 [c]	40	52	34	37	34

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 71.15	$ 72.88	$ 58.66	$ 63.73	$ 60.76	$ 53.82

(0.06) [e]	(0.10) [e]	(0.11) [e]	(0.13) [e]	(0.16) [e]	(0.17)
8.06	6.29	17.82	(0.83)	6.90	8.84
8.00	6.19	17.71	(0.96)	6.74	8.67

—	—	—	—	—	—
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
72.50	71.15	72.88	58.66	63.73	60.76
$ 1,277,025	$ 1,327,790	$ 1,531,809	$ 1,540,557	$ 2,214,518	$ 1,910,930

13.24% [c]	9.03%	32.04%	(1.60)%	11.75%	16.53%
1.08 [d]	1.07	1.08	1.06	1.05	1.04
1.03 [d]	1.02	1.02	1.01	1.01	1.02
(0.19) [d]	(0.13)	(0.17)	(0.22)	(0.25)	(0.26)
20 [c]	40	52	34	37	34
58

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31		Year Ended June 30, 2017[h]
		2018	2017 [i]
	(Unaudited)
Net asset value beginning of period	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.07 [e]	0.05 [e]	0.03 [e]
Net realized and unrealized gains/(losses) on investments	2.33	1.11	1.14	0.88
Total from investment operations	2.38	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.48)	(0.35)	—	—
Total distributions	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A
Net asset value end of period	21.47	19.65	18.86	17.67
Net assets end of period (000s)	$5,043	$3,584	$ 435	$ 316
Ratios and Supplemental Data (%)
Total return[b]	12.64% [c]	6.34%	6.73% [c]	5.43% [c]
Ratio of total expenses to average net assets^	0.71 [d]	0.76	1.10 [d]	1.52 [d]
Ratio of net expenses to average net assets[a]	0.62 [d]	0.62	0.62 [d]	0.62 [d]
Ratio of net investment income to average net assets[a]	0.48 [d]	0.33	0.42 [d]	0.58 [d]
Portfolio turnover	8 [c]	15	9 [c]	21 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,		Year Ended June 30, 2017[h]
		2018	2017 [i]
	(Unaudited)
Net asset value beginning of period	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.01 [e]	0.01 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	2.33	1.10	1.16	0.88
Total from investment operations	2.35	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.01)	—	—	—
Distributions from net realized capital gains	(0.48)	(0.35)	—	—
Total distributions	(0.49)	(0.35)	—	—
Net asset value end of period	21.44	19.58	18.82	17.65
Net assets end of period (000s)	$ 17	$ 16	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	12.50% [c]	5.96%	6.63% [c]	5.31% [c]
Ratio of total expenses to average net assets^	1.04 [d]	1.09	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	0.95	0.95 [d]	0.95 [d]
Ratio of net investment income to average net assets[a]	0.16 [d]	0.03	0.10 [d]	0.19 [d]
Portfolio turnover	8 [c]	15	9 [c]	21 [c]
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,		Year Ended June 30,
	2018	2017 [i]	2017	2016	2015	2014
(Unaudited)
$ 19.63	$ 18.85	$ 17.66	$ 15.54	$ 15.39	$ 15.41	$ 12.80

0.04 [e]	0.06 [e]	0.03 [e]	0.12 [e]	0.03 [e]	0.04 [e]	0.08 [e]
2.32	1.11	1.16	2.22	0.63	1.11	3.35
2.36	1.17	1.19	2.34	0.66	1.15	3.43

(0.06)	(0.04)	—	(0.11)	(0.01)	(0.06)	(0.15)
(0.48)	(0.35)	—	(0.11)	(0.50)	(1.11)	(0.67)
(0.54)	(0.39)	—	(0.22)	(0.51)	(1.17)	(0.82)
N/A	N/A	N/A	— *	— *	— *	— *
21.45	19.63	18.85	17.66	15.54	15.39	15.41
$103,124	$66,197	$56,026	$31,866	$25,388	$20,540	$13,678

12.56% [c]	6.26%	6.74% [c]	15.21%	4.44%	7.67%	27.71%
0.79 [d]	0.84	1.18 [d]	1.48	1.74	2.23	2.79
0.70 [d]	0.70	0.70 [d]	0.83	0.90	0.90	0.90
0.38 [d]	0.28	0.29 [d]	0.71	0.19	0.18	0.58
8 [c]	15	9 [c]	21	40	33	31

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,		Year Ended June 30, 2017[h]
	2018	2017 [i]
(Unaudited)
$19.54	$18.81	$17.64	$16.76

— [e]	(0.02) [e]	0.02 [e]	0.01 [e]
2.05	1.10	1.15	0.87
2.05	1.08	1.17	0.88

(0.01)	—	—	—
(0.48)	(0.35)	—	—
(0.49)	(0.35)	—	—
21.10	19.54	18.81	17.64
$ 416	$ 322	$ 75	$ 22

10.94% [c]	5.80%	6.63% [c]	5.25% [c]
1.16 [d]	1.21	1.55 [d]	2.03 [d]
1.07 [d]	1.07	1.07 [d]	1.07 [d]
0.03 [d]	(0.11)	0.05 [d]	0.13 [d]
8 [c]	15	9 [c]	21 [c]
60

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.88	$ 11.25	$ 8.58	$ 7.76
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.03) [e]	0.01 [e]	(0.03) [e]
Net realized and unrealized gains/(losses) on investments	1.87	0.88	2.66	0.85
Total from investment operations	1.85	0.85	2.67	0.82
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(1.78)	(1.22)	—	—
Total distributions	(1.78)	(1.22)	—	—
Net asset value end of period	10.95	10.88	11.25	8.58
Net assets end of period (000s)	$31,276	$144,137	$127,446	$2,718
Ratios and Supplemental Data (%)
Total return[b]	21.82% [c]	8.02%	31.12%	10.57% [c]
Ratio of total expenses to average net assets^	0.81 [d]	0.80	0.81	0.81 [d]
Ratio of net expenses to average net assets[a]	0.81 [d]	0.80	0.81	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.35) [d]	(0.28)	0.07	(0.45) [d]
Portfolio turnover	30 [c]	85	87	84 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$10.37	$ 10.81	$ 8.27	$ 9.45	$ 11.15	$ 11.54
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.06) [e]	(0.04) [e]	(0.05) [e]	(0.06) [e]	(0.07)
Net realized and unrealized gains/(losses) on investments	1.75	0.84	2.58	(0.03)	0.19	1.52
Total from investment operations	1.72	0.78	2.54	(0.08)	0.13	1.45
Less Distributions
Dividends from net investment income	—	—	—	(0.04)	—	—
Distributions from net realized capital gains	(1.78)	(1.22)	—	(1.06)	(1.83)	(1.84)
Total distributions	(1.78)	(1.22)	—	(1.10)	(1.83)	(1.84)
Net asset value end of period	10.31	10.37	10.81	8.27	9.45	11.15
Net assets end of period (000s)	$2,808	$26,936	$110,114	$175,211	$366,121	$384,511
Ratios and Supplemental Data (%)
Total return[b]	21.63% [c]	7.68%	30.71%	(0.91)%	1.29%	14.16%
Ratio of total expenses to average net assets^	1.14 [d]	1.13	1.13	1.10	1.09	1.09
Ratio of net expenses to average net assets[a]	1.14 [d]	1.12	1.12	1.10	1.09	1.08
Ratio of net investment income to average net assets[a]	(0.63) [d]	(0.55)	(0.45)	(0.57)	(0.58)	(0.59)
Portfolio turnover	30 [c]	85	87	84	82	95
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 10.86	$ 11.24	$ 8.58	$ 9.76	$ 11.43	$ 11.76

(0.02) [e]	(0.04) [e]	(0.01) [e]	(0.03) [e]	(0.04) [e]	(0.04)
1.86	0.88	2.67	(0.03)	0.20	1.55
1.84	0.84	2.66	(0.06)	0.16	1.51

—	—	—	(0.06)	—	—
(1.78)	(1.22)	—	(1.06)	(1.83)	(1.84)
(1.78)	(1.22)	—	(1.12)	(1.83)	(1.84)
10.92	10.86	11.24	8.58	9.76	11.43
$194,857	$158,680	$145,914	$303,802	$194,308	$306,371

21.76% [c]	7.94%	31.00%	(0.60)%	1.55%	14.45%
0.89 [d]	0.88	0.88	0.86	0.84	0.84
0.89 [d]	0.87	0.87	0.85	0.84	0.83
(0.48) [d]	(0.36)	(0.14)	(0.31)	(0.35)	(0.34)
30 [c]	85	87	84	82	95

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 10.07	$ 10.54	$ 8.07	$ 9.24	$ 10.95	$ 11.37

(0.04) [e]	(0.08) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	(0.05)
1.69	0.83	2.51	(0.04)	0.19	1.47
1.65	0.75	2.47	(0.09)	0.12	1.42

—	—	—	(0.02)	—	—
(1.78)	(1.22)	—	(1.06)	(1.83)	(1.84)
(1.78)	(1.22)	—	(1.08)	(1.83)	(1.84)
9.94	10.07	10.54	8.07	9.24	10.95
$ 21,267	$ 16,929	$ 20,121	$ 17,167	$ 24,647	$ 37,887

21.56% [c]	7.57%	30.61%	(1.05)%	1.21%	14.09%
1.26 [d]	1.25	1.25	1.22	1.21	1.21
1.26 [d]	1.24	1.24	1.22	1.21	1.20
(0.85) [d]	(0.72)	(0.48)	(0.68)	(0.71)	(0.71)
30 [c]	85	87	84	82	95
62

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 14.39	$ 15.08	$ 11.95	$ 10.72
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	(0.05) [e]	(0.04) [e]	(0.02) [e]
Net realized and unrealized gains/(losses) on investments	1.24	0.82	3.23	1.25
Total from investment operations	1.23	0.77	3.19	1.23
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(2.76)	(1.46)	(0.06)	—
Total distributions	(2.76)	(1.46)	(0.06)	—
Net asset value end of period	12.86	14.39	15.08	11.95
Net assets end of period (000s)	$304,144	$306,026	$189,516	$54,634
Ratios and Supplemental Data (%)
Total return[b]	13.40% [c]	5.11%	26.78%	11.47% [c]
Ratio of total expenses to average net assets^	0.79 [d]	0.79	0.79	0.81 [d]
Ratio of net expenses to average net assets[a]	0.79 [d]	0.79	0.79	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.14) [d]	(0.33)	(0.26)	(0.27) [d]
Portfolio turnover	38 [c]	99	83	89 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$13.39	$14.17	$11.30	$13.04	$14.89	$15.26
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.09) [e]	(0.07) [e]	(0.05) [e]	(0.07) [e]	0.54 [k]
Net realized and unrealized gains/(losses) on investments	1.11	0.77	3.00	(0.11)	0.54	1.22
Total from investment operations	1.08	0.68	2.93	(0.16)	0.47	1.76
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Total distributions	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Net asset value end of period	11.71	13.39	14.17	11.30	13.04	14.89
Net assets end of period (000s)	$ 856	$ 769	$ 719	$ 686	$ 877	$ 650
Ratios and Supplemental Data (%)
Total return[b]	13.26% [c]	4.76%	26.02%	(1.29)%	3.12%	12.65%
Ratio of total expenses to average net assets^	1.12 [d]	1.12	1.11	1.10	1.09	1.08
Ratio of net expenses to average net assets[a]	1.12 [d]	1.11	1.10	1.10	1.08	1.08
Ratio of net investment income to average net assets[a]	(0.48) [d]	(0.65)	(0.56)	(0.46)	(0.47)	(0.54)
Portfolio turnover	38 [c]	99	83	89	78	76
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 14.35	$ 15.06	$ 11.94	$ 13.65	$ 15.45	$ 15.72

(0.01) [e]	(0.06) [e]	(0.04) [e]	(0.02) [e]	(0.03) [e]	(0.05)
1.24	0.81	3.22	(0.11)	0.55	1.91
1.23	0.75	3.18	(0.13)	0.52	1.86

—	—	—	—	—	—
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
12.82	14.35	15.06	11.94	13.65	15.45
$429,819	$400,389	$509,889	$523,888	$587,761	$603,476

13.44% [c]	4.97%	26.72%	(0.99)%	3.35%	12.94%
0.87 [d]	0.87	0.86	0.85	0.84	0.83
0.87 [d]	0.86	0.85	0.85	0.83	0.83
(0.22) [d]	(0.40)	(0.30)	(0.21)	(0.22)	(0.29)
38 [c]	99	83	89	78	76

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 12.79	$ 13.62	$ 10.84	$ 12.59	$ 14.47	$ 14.90

(0.03) [e]	(0.11) [e]	(0.08) [e]	(0.06) [e]	(0.08) [e]	(0.51)
1.03	0.74	2.92	(0.11)	0.52	2.21
1.00	0.63	2.84	(0.17)	0.44	1.70

—	—	—	—	—	—
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
11.03	12.79	13.62	10.84	12.59	14.47
$ 7,277	$ 7,076	$ 7,913	$ 8,401	$ 11,660	$ 14,266

13.24% [c]	4.58%	26.29%	(1.44)%	2.98%	12.53%
1.24 [d]	1.24	1.23	1.22	1.21	1.20
1.24 [d]	1.23	1.22	1.22	1.20	1.20
(0.60) [d]	(0.77)	(0.67)	(0.58)	(0.59)	(0.66)
38 [c]	99	83	89	78	76
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 13.14	$ 12.61	$ 10.24	$ 9.04
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.07) [e]	(0.07) [e]	(0.04) [e]
Net realized and unrealized gains/(losses) on investments	0.15	1.35	2.44	1.24
Total from investment operations	0.13	1.28	2.37	1.20
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(2.67)	(0.75)	—	—
Total distributions	(2.67)	(0.75)	—	—
Net asset value end of period	10.60	13.14	12.61	10.24
Net assets end of period (000s)	$43,644	$39,139	$47,569	$20,230
Ratios and Supplemental Data (%)
Total return[b]	4.73% [c]	10.53%	23.14%	13.27% [c]
Ratio of total expenses to average net assets^	0.82 [d]	0.80	0.81	0.85 [d]
Ratio of net expenses to average net assets[a]	0.82 [d]	0.80	0.81	0.84 [d]
Ratio of net investment income to average net assets[a]	(0.45) [d]	(0.55)	(0.57)	(0.60) [d]
Portfolio turnover	40 [c]	71	67	85 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014 [g]
	(Unaudited)
Net asset value beginning of period	$13.03	$12.54	$10.22	$10.27	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.11) [e]	(0.12) [e]	(0.07) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	0.14	1.35	2.44	0.37	(0.34)	0.84
Total from investment operations	0.10	1.24	2.32	0.30	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(2.67)	(0.75)	—	(0.35)	(0.05)	—
Total distributions	(2.67)	(0.75)	—	(0.35)	(0.05)	—
Net asset value end of period	10.46	13.03	12.54	10.22	10.27	10.75
Net assets end of period (000s)	$1,717	$1,792	$1,308	$ 143	$3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	4.49% [c]	10.26%	22.70%	2.94%	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets^	1.15 [d]	1.12	1.13	1.14	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	1.15 [d]	1.11	1.13	1.13	1.15	1.15 [d]
Ratio of net investment income to average net assets[a]	(0.77) [d]	(0.86)	(0.96)	(0.69)	(0.80)	(0.90) [d]
Portfolio turnover	40 [c]	71	67	85	103	55 [c]
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014 [g]
(Unaudited)
$ 13.12	$ 12.59	$ 10.23	$ 10.31	$ 10.77	$ 10.00

(0.03) [e]	(0.08) [e]	(0.07) [e]	(0.05) [e]	(0.06) [e]	(0.02)
0.15	1.36	2.43	0.32	(0.35)	0.79
0.12	1.28	2.36	0.27	(0.41)	0.77

—	—	—	—	—	—
(2.67)	(0.75)	—	(0.35)	(0.05)	—
(2.67)	(0.75)	—	(0.35)	(0.05)	—
10.57	13.12	12.59	10.23	10.31	10.77
$180,643	$244,140	$254,925	$169,718	$205,007	$57,779

4.64% [c]	10.55%	23.07%	2.62%	(3.78)%	7.70% [c]
0.90 [d]	0.88	0.88	0.89	0.90	1.60 [d]
0.90 [d]	0.87	0.88	0.89	0.90	0.90 [d]
(0.50) [d]	(0.62)	(0.61)	(0.48)	(0.55)	(0.67) [d]
40 [c]	71	67	85	103	55 [c]

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014 [g]
(Unaudited)
$ 12.87	$ 12.41	$ 10.12	$ 10.24	$ 10.74	$ 10.00

(0.04) [e]	(0.13) [e]	(0.11) [e]	(0.09) [e]	(0.09) [e]	(0.05)
0.13	1.34	2.40	0.32	(0.36)	0.79
0.09	1.21	2.29	0.23	(0.45)	0.74

—	—	—	—	—	—
(2.67)	(0.75)	—	(0.35)	(0.05)	—
(2.67)	(0.75)	—	(0.35)	(0.05)	—
10.29	12.87	12.41	10.12	10.24	10.74
$ 636	$ 691	$ 1,167	$ 871	$ 599	$ 1,809

4.45% [c]	10.12%	22.63%	2.24%	(4.17)%	7.40% [c]
1.27 [d]	1.25	1.25	1.26	1.27	1.97 [d]
1.27 [d]	1.24	1.25	1.26	1.27	1.27 [d]
(0.88) [d]	(0.99)	(0.99)	(0.87)	(0.86)	(1.03) [d]
40 [c]	71	67	85	103	55 [c]
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 14.37	$ 14.87	$ 12.32	$10.94
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.17 [e]	0.12 [e]	0.12 [e]
Net realized and unrealized gains/(losses) on investments	1.54	(0.13)	3.00	1.33
Total from investment operations	1.64	0.04	3.12	1.45
Less Distributions
Dividends from net investment income	(0.08)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.23)	(0.41)	(0.43)	—
Total distributions	(0.31)	(0.54)	(0.57)	(0.07)
Net asset value end of period	15.70	14.37	14.87	12.32
Net assets end of period (000s)	$359,880	$313,721	$143,966	$3,822
Ratios and Supplemental Data (%)
Total return[b]	11.80% [c]	0.18%	26.08%	13.24% [c]
Ratio of total expenses to average net assets^	0.64 [d]	0.64	0.64	0.67 [d]
Ratio of net expenses to average net assets[a]	0.60 [d]	0.60	0.60	0.63 [d]
Ratio of net investment income to average net assets[a]	1.36 [d]	1.12	0.83	1.46 [d]
Portfolio turnover	8 [c]	15	16	34 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 14.36	$ 14.84	$ 12.30	$12.15	$ 12.23	$ 10.85
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.13 [e]	0.10 [e]	0.13 [e]	0.12 [e]	0.15
Net realized and unrealized gains/(losses) on investments	1.55	(0.15)	2.99	0.63	0.70	1.34
Total from investment operations	1.62	(0.02)	3.09	0.76	0.82	1.49
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.12)	(0.10)	(0.11)	(0.11)
Distributions from net realized capital gains	(0.23)	(0.41)	(0.43)	(0.51)	(0.79)	—
Total distributions	(0.28)	(0.46)	(0.55)	(0.61)	(0.90)	(0.11)
Net asset value end of period	15.70	14.36	14.84	12.30	12.15	12.23
Net assets end of period (000s)	$16,475	$15,460	$53,006	$9,361	$24,690	$20,927
Ratios and Supplemental Data (%)
Total return[b]	11.67% [c]	(0.23)%	25.77%	6.77%	7.02%	13.78%
Ratio of total expenses to average net assets^	0.97 [d]	0.97	0.97	0.96	0.95	0.95
Ratio of net expenses to average net assets[a]	0.93 [d]	0.93	0.93	0.93	0.93	0.93
Ratio of net investment income to average net assets[a]	1.03 [d]	0.84	0.70	1.09	1.00	1.02
Portfolio turnover	8 [c]	15	16	34	24	32
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 14.37	$ 14.87	$ 12.32	$ 12.16	$ 12.24	$ 10.85

0.09 [e]	0.16 [e]	0.15 [e]	0.16 [e]	0.15 [e]	0.15
1.54	(0.13)	2.97	0.64	0.70	1.37
1.63	0.03	3.12	0.80	0.85	1.52

(0.07)	(0.12)	(0.14)	(0.13)	(0.14)	(0.13)
(0.23)	(0.41)	(0.43)	(0.51)	(0.79)	—
(0.30)	(0.53)	(0.57)	(0.64)	(0.93)	(0.13)
15.70	14.37	14.87	12.32	12.16	12.24
$708,472	$605,040	$498,360	$310,127	$231,033	$202,596

11.75% [c]	0.11%	26.00%	7.14%	7.29%	14.13%
0.72 [d]	0.72	0.72	0.72	0.70	0.70
0.68 [d]	0.68	0.68	0.68	0.68	0.68
1.27 [d]	1.05	1.10	1.32	1.25	1.26
8 [c]	15	16	34	24	32

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 14.49	$ 14.99	$ 12.42	$ 12.25	$ 12.33	$ 10.94

0.07 [e]	0.11 [e]	0.10 [e]	0.11 [e]	0.11 [e]	0.13
1.55	(0.14)	2.99	0.66	0.70	1.35
1.62	(0.03)	3.09	0.77	0.81	1.48

(0.04)	(0.06)	(0.09)	(0.09)	(0.10)	(0.09)
(0.23)	(0.41)	(0.43)	(0.51)	(0.79)	—
(0.27)	(0.47)	(0.52)	(0.60)	(0.89)	(0.09)
15.84	14.49	14.99	12.42	12.25	12.33
$ 42,568	$ 45,548	$ 71,374	$ 57,716	$ 29,745	$ 20,189

11.52% [c]	(0.27)%	25.52%	6.80%	6.87%	13.62%
1.09 [d]	1.09	1.09	1.09	1.07	1.07
1.05 [d]	1.05	1.05	1.05	1.05	1.05
0.91 [d]	0.70	0.75	0.94	0.89	0.88
8 [c]	15	16	34	24	32
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 21.39	$ 23.33	$ 20.17	$ 18.36
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [e]	0.50 [e]	0.40 [e]	0.28 [e]
Net realized and unrealized gains/(losses) on investments	0.88	(1.52)	3.43	1.53
Total from investment operations	1.13	(1.02)	3.83	1.81
Less Distributions
Dividends from net investment income	(0.37)	(0.33)	(0.36)	—
Distributions from net realized capital gains	(1.15)	(0.59)	(0.31)	—
Total distributions	(1.52)	(0.92)	(0.67)	—
Net asset value end of period	21.00	21.39	23.33	20.17
Net assets end of period (000s)	$121,487	$103,552	$89,942	$14,999
Ratios and Supplemental Data (%)
Total return[b]	6.45% [c]	(4.75)%	19.22%	9.86% [c]
Ratio of total expenses to average net assets^	0.80 [d]	0.79	0.80	0.82 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.76	0.77	0.79 [d]
Ratio of net investment income to average net assets[a]	2.44 [d]	2.15	1.79	2.11 [d]
Portfolio turnover	6 [c]	24	22	18 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 21.52	$ 23.47	$ 20.30	$ 20.40	$ 20.47	$ 17.64
Income from Investment Operations
Net investment income/(loss)[a]	0.21 [e]	0.43 [e]	0.34 [e]	0.40 [e]	0.29 [e]	0.25
Net realized and unrealized gains/(losses) on investments	0.91	(1.54)	3.45	0.07	(0.07)	2.75
Total from investment operations	1.12	(1.11)	3.79	0.47	0.22	3.00
Less Distributions
Dividends from net investment income	(0.29)	(0.25)	(0.31)	(0.22)	(0.16)	(0.17)
Distributions from net realized capital gains	(1.15)	(0.59)	(0.31)	(0.35)	(0.13)	—
Total distributions	(1.44)	(0.84)	(0.62)	(0.57)	(0.29)	(0.17)
Net asset value end of period	21.20	21.52	23.47	20.30	20.40	20.47
Net assets end of period (000s)	$24,174	$42,557	$48,809	$40,992	$28,929	$14,775
Ratios and Supplemental Data (%)
Total return[b]	6.29% [c]	(5.06)%	18.84%	2.54%	1.05%	17.15%
Ratio of total expenses to average net assets^	1.13 [d]	1.12	1.12	1.11	1.11	1.14
Ratio of net expenses to average net assets[a]	1.09 [d]	1.08	1.09	1.09	1.11	1.14
Ratio of net investment income to average net assets[a]	2.12 [d]	1.83	1.51	2.03	1.41	1.13
Portfolio turnover	6 [c]	24	22	18	12	13
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 21.38	$ 23.33	$ 20.17	$ 20.27	$ 20.32	$ 17.50

0.24 [e]	0.49 [e]	0.39 [e]	0.44 [e]	0.34 [e]	0.18
0.88	(1.54)	3.43	0.08	(0.07)	2.84
1.12	(1.05)	3.82	0.52	0.27	3.02

(0.35)	(0.31)	(0.35)	(0.27)	(0.19)	(0.20)
(1.15)	(0.59)	(0.31)	(0.35)	(0.13)	—
(1.50)	(0.90)	(0.66)	(0.62)	(0.32)	(0.20)
21.00	21.38	23.33	20.17	20.27	20.32
$664,879	$714,309	$739,122	$600,800	$484,078	$195,247

6.39% [c]	(4.85)%	19.16%	2.81%	1.32%	17.39%
0.88 [d]	0.87	0.87	0.86	0.86	0.89
0.84 [d]	0.83	0.84	0.84	0.86	0.89
2.40 [d]	2.09	1.76	2.28	1.66	1.40
6 [c]	24	22	18	12	13

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 21.31	$ 23.23	$ 20.09	$ 20.19	$ 20.27	$ 17.49

0.20 [e]	0.40 [e]	0.31 [e]	0.37 [e]	0.27 [e]	0.17
0.89	(1.53)	3.41	0.08	(0.08)	2.78
1.09	(1.13)	3.72	0.45	0.19	2.95

(0.25)	(0.20)	(0.27)	(0.20)	(0.14)	(0.17)
(1.15)	(0.59)	(0.31)	(0.35)	(0.13)	—
(1.40)	(0.79)	(0.58)	(0.55)	(0.27)	(0.17)
21.00	21.31	23.23	20.09	20.19	20.27
$ 74,320	$ 82,539	$110,094	$152,358	$165,642	$ 91,724

6.19% [c]	(5.20)%	18.71%	2.45%	0.93%	16.97%
1.25 [d]	1.24	1.24	1.23	1.23	1.26
1.21 [d]	1.20	1.21	1.21	1.23	1.26
2.01 [d]	1.71	1.40	1.92	1.29	1.01
6 [c]	24	22	18	12	13
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 33.60	$ 36.16	$ 27.29	$23.91
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.17 [e]	0.06 [e]	0.05 [e]
Net realized and unrealized gains/(losses) on investments	2.70	(1.98)	8.94	3.33
Total from investment operations	2.80	(1.81)	9.00	3.38
Less Distributions
Dividends from net investment income	(0.15)	(0.06)	(0.13)	—
Distributions from net realized capital gains	(2.95)	(0.69)	—	—
Total distributions	(3.10)	(0.75)	(0.13)	—
Net asset value end of period	33.30	33.60	36.16	27.29
Net assets end of period (000s)	$207,709	$155,036	$57,196	$2,529
Ratios and Supplemental Data (%)
Total return[b]	10.15% [c]	(5.18)%	33.06%	14.14% [c]
Ratio of total expenses to average net assets^	0.80 [d]	0.79	0.81	0.82 [d]
Ratio of net expenses to average net assets[a]	0.79 [d]	0.79	0.81	0.81 [d]
Ratio of net investment income to average net assets[a]	0.67 [d]	0.45	0.17	0.27 [d]
Portfolio turnover	14 [c]	22	8	10 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$33.36	$35.97	$27.16	$26.07	$27.05	$28.80
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.06 [e]	(0.02) [e]	0.05 [e]	0.06 [e]	(0.12)
Net realized and unrealized gains/(losses) on investments	2.68	(1.98)	8.88	1.93	(0.13)	2.78
Total from investment operations	2.74	(1.92)	8.86	1.98	(0.07)	2.66
Less Distributions
Dividends from net investment income	(0.04)	—	(0.05)	—	—	—
Distributions from net realized capital gains	(2.95)	(0.69)	—	(0.89)	(0.91)	(4.41)
Total distributions	(2.99)	(0.69)	(0.05)	(0.89)	(0.91)	(4.41)
Net asset value end of period	33.11	33.36	35.97	27.16	26.07	27.05
Net assets end of period (000s)	$6,862	$7,253	$4,462	$1,360	$1,144	$5,690
Ratios and Supplemental Data (%)
Total return[b]	9.96% [c]	(5.50)%	32.67%	7.93%	(0.28)%	10.74%
Ratio of total expenses to average net assets^	1.13 [d]	1.12	1.13	1.11	1.10	1.09
Ratio of net expenses to average net assets[a]	1.12 [d]	1.11	1.12	1.11	1.10	1.09
Ratio of net investment income to average net assets[a]	0.37 [d]	0.16	(0.05)	0.21	0.21	0.10
Portfolio turnover	14 [c]	22	8	10	17	13
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 33.57	$ 36.14	$ 27.27	$ 26.21	$ 27.17	$ 28.89

0.10 [e]	0.15 [e]	0.08 [e]	0.12 [e]	0.10 [e]	0.06
2.69	(2.00)	8.90	1.92	(0.09)	2.68
2.79	(1.85)	8.98	2.04	0.01	2.74

(0.12)	(0.03)	(0.11)	(0.09)	(0.06)	(0.05)
(2.95)	(0.69)	—	(0.89)	(0.91)	(4.41)
(3.07)	(0.72)	(0.11)	(0.98)	(0.97)	(4.46)
33.29	33.57	36.14	27.27	26.21	27.17
$1,282,362	$1,149,857	$1,081,412	$738,705	$827,423	$709,251

10.12% [c]	(5.28)%	33.00%	8.18%	0.01%	11.03%
0.88 [d]	0.87	0.88	0.86	0.85	0.84
0.87 [d]	0.86	0.87	0.86	0.85	0.84
0.61 [d]	0.40	0.24	0.48	0.38	0.33
14 [c]	22	8	10	17	13

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 32.68	$ 35.29	$ 26.65	$ 25.63	$ 26.63	$ 28.45

0.04 [e]	0.01 [e]	(0.05) [e]	0.03 [e]	0.01 [e]	0.09
2.62	(1.93)	8.71	1.88	(0.10)	2.50
2.66	(1.92)	8.66	1.91	(0.09)	2.59

—	—	(0.02)	—	—	—
(2.95)	(0.69)	—	(0.89)	(0.91)	(4.41)
(2.95)	(0.69)	(0.02)	(0.89)	(0.91)	(4.41)
32.39	32.68	35.29	26.65	25.63	26.63
$ 63,271	$ 70,819	$ 37,548	$ 17,775	$ 16,797	$ 17,265

9.90% [c]	(5.60)%	32.49%	7.79%	(0.37)%	10.61%
1.25 [d]	1.24	1.25	1.23	1.22	1.21
1.24 [d]	1.23	1.24	1.23	1.22	1.21
0.26 [d]	0.03	(0.16)	0.10	0.02	(0.04)
14 [c]	22	8	10	17	13
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
	Retirement Class				Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,		6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017 [j]		2018	2017 [j]
	(Unaudited)			(Unaudited)
Net asset value beginning of period	$ 9.99	$10.07	$10.00	$ 9.98	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.06 [e]	0.01 [e]	0.05 [e]	0.06 [e]	0.02 [e]
Net realized and unrealized gains/(losses) on investments	0.32	(0.08)	0.06	0.33	(0.09)	0.05
Total from investment operations	0.37	(0.02)	0.07	0.38	(0.03)	0.07
Less Distributions
Dividends from net investment income	(0.06)	(0.03)	—	(0.06)	(0.03)	—
Distributions from net realized capital gains	(0.58)	(0.03)	—	(0.58)	(0.03)	—
Total distributions	(0.64)	(0.06)	—	(0.64)	(0.06)	—
Net asset value end of period	9.72	9.99	10.07	9.72	9.98	10.07
Net assets end of period (000s)	$7,941	$6,329	$ 30	$26,016	$24,685	$24,655
Ratios and Supplemental Data (%)
Total return[b]	5.05% [c]	(0.18)%	0.70% [c]	5.06% [c]	(0.31)%	0.70% [c]
Ratio of total expenses to average net assets^	1.03 [d]	0.96	3.33 [d]	1.11 [d]	1.04	3.41 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.80	0.80 [d]	0.88 [d]	0.88	0.88 [d]
Ratio of net investment income to average net assets[a]	1.11 [d]	0.56	0.48 [d]	1.05 [d]	0.56	0.60 [d]
Portfolio turnover	35 [c]	73	9 [c]	35 [c]	73	9 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period February 1, 2014 (inception) through October 31, 2014
h	For the period March 6, 2017 (commencement of operations) through June 30, 2017
i	For the period July 1, 2017 through October 31, 2017
j	For the period August 1, 2017 (inception) through October 31, 2017
k	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class			Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,		6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017 [j]		2018	2017 [j]
(Unaudited)			(Unaudited)
$ 9.96	$10.06	$10.00	$ 9.95	$10.06	$10.00

0.04 [e]	0.03 [e]	0.01 [e]	0.03 [e]	0.02 [e]	0.01 [e]
0.33	(0.08)	0.05	0.34	(0.09)	0.05
0.37	(0.05)	0.06	0.37	(0.07)	0.06

(0.03)	(0.02)	—	(0.02)	(0.01)	—
(0.58)	(0.03)	—	(0.58)	(0.03)	—
(0.61)	(0.05)	—	(0.60)	(0.04)	—
9.72	9.96	10.06	9.72	9.95	10.06
$ 263	$ 250	$ 252	$ 289	$ 262	$ 254

4.94% [c]	(0.51)%	0.60% [c]	4.90% [c]	(0.66)%	0.60% [c]
1.36 [d]	1.29	3.66 [d]	1.48 [d]	1.41	3.78 [d]
1.13 [d]	1.13	1.13 [d]	1.25 [d]	1.25	1.25 [d]
0.80 [d]	0.31	0.35 [d]	0.68 [d]	0.19	0.23 [d]
35 [c]	73	9 [c]	35 [c]	73	9 [c]
74

Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2019 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2019, the Trust consists of 33 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation
75

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
76

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Mid Cap Growth Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Growth Opportunities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Master Limited Partnerships
Master Limited Partnerships (“MLP”) are limited partnerships whose limited partnership units are available to investors and are traded on public exchanges. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. By providing capital to an MLP, a Fund is generally entitled to periodic cash distributions, which usually represent return of capital.
During the period, Harbor Small Cap Value Opportunities Fund invested in a MLP.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities and master limited partnerships are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
78

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2019 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$5,925,249	$7,584,307
Harbor Strategic Growth Fund	33,174	5,899
Harbor Mid Cap Growth Fund	93,822	251,673
Harbor Small Cap Growth Fund	263,057	327,828
Harbor Small Cap Growth Opportunities Fund	91,964	152,614
VALUE FUNDS
Harbor Large Cap Value Fund	$ 110,776	$ 80,808
Harbor Mid Cap Value Fund	52,360	158,208
Harbor Small Cap Value Fund	189,837	194,605
Harbor Small Cap Value Opportunities Fund	14,062	10,738
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the six-month period ended April 30, 2019, there were no in-kind redemptions from the Funds.  For the year ended October 31, 2018, Harbor Capital Appreciation Fund realized gains of $174,277,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
79

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury or the Government National Mortgage Association. During the period, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the period, Harbor Capital Appreciation Fund engaged in securities lending.  As of April 30, 2019, Harbor Capital Appreciation Fund had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
80

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Strategic Growth Fund	0.60	0.60
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.72
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Cap Value Opportunities Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 29, 2020.
b	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 29, 2020.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the six-month period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Strategic Growth Fund[1]	0.63%	0.71%	0.96%	1.08%	02/29/2020
Harbor Large Cap Value Fund[2]	0.61	0.69	0.94	1.06	02/29/2020
Harbor Small Cap Value Opportunities Fund[3]	0.81	0.89	1.14	1.26	02/29/2020

1	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.62%, 0.70%, 0.95%, and 1.07% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
2	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.60%, 0.68%, 0.93%, and 1.05% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
3	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.80%, 0.88%, 1.13%, and 1.25% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
81

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	38,737	—	—	—	38,737	0.0%
Harbor Strategic Growth Fund	42,459	1,155,820	631	630	1,199,540	23.7
Harbor Mid Cap Growth Fund	152,495	—	—	—	152,495	0.7
Harbor Small Cap Growth Fund	86,690	—	—	—	86,690	0.1
Harbor Small Cap Growth Opportunities Fund	29,130	—	—	—	29,130	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	110,860	—	—	—	110,860	0.2%
Harbor Mid Cap Value Fund	62,361	—	—	—	62,361	0.1
Harbor Small Cap Value Fund	35,551	—	—	—	35,551	0.1
Harbor Small Cap Value Opportunities Fund	11,273	2,657,389	27,015	26,965	2,722,642	76.7
82

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,212,255	$14,219,520	$(68,992)	$14,150,528
Harbor Strategic Growth Fund	79,560	24,107	(396)	23,711
Harbor Mid Cap Growth Fund	181,587	70,750	(3,620)	67,130
Harbor Small Cap Growth Fund	612,251	140,738	(30,961)	109,776
Harbor Small Cap Growth Opportunities Fund	212,748	35,545	(25,902)	9,643
VALUE FUNDS
Harbor Large Cap Value Fund	$ 863,106	$ 238,126	$(24,798)	$ 213,328
Harbor Mid Cap Value Fund	823,855	146,120	(92,928)	53,192
Harbor Small Cap Value Fund	1,088,071	438,713	(37,264)	401,449
Harbor Small Cap Value Opportunities Fund	32,416	3,714	(2,211)	1,503

Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
83

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed.  On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed from pending further action by the Second Circuit in the still pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. Briefing on the motion is complete, and the court has not yet issued a ruling.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
84

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Capital Appreciation Fund
Retirement Class	0.58%
Actual		$3.07	$1,000	$1,134.90
Hypothetical (5% return)		2.91	1,000	1,021.85
Institutional Class	0.66%
Actual		$3.49	$1,000	$1,134.40
Hypothetical (5% return)		3.31	1,000	1,021.44
Administrative Class	0.91%
Actual		$4.81	$1,000	$1,133.10
Hypothetical (5% return)		4.56	1,000	1,020.17
Investor Class	1.03%
Actual		$5.45	$1,000	$1,132.40
Hypothetical (5% return)		5.16	1,000	1,019.56
85

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Strategic Growth Fund
Retirement Class	0.62%
Actual		$3.26	$1,000	$1,126.40
Hypothetical (5% return)		3.11	1,000	1,021.64
Institutional Class	0.70%
Actual		$3.69	$1,000	$1,125.60
Hypothetical (5% return)		3.51	1,000	1,021.24
Administrative Class	0.95%
Actual		$5.00	$1,000	$1,124.50
Hypothetical (5% return)		4.76	1,000	1,019.97
Investor Class	1.07%
Actual		$5.60	$1,000	$1,109.40
Hypothetical (5% return)		5.36	1,000	1,019.36
Harbor Mid Cap Growth Fund
Retirement Class	0.81%
Actual		$4.46	$1,000	$1,218.20
Hypothetical (5% return)		4.06	1,000	1,020.68
Institutional Class	0.89%
Actual		$4.89	$1,000	$1,217.60
Hypothetical (5% return)		4.46	1,000	1,020.27
Administrative Class	1.14%
Actual		$6.26	$1,000	$1,216.30
Hypothetical (5% return)		5.71	1,000	1,019.00
Investor Class	1.26%
Actual		$6.92	$1,000	$1,215.60
Hypothetical (5% return)		6.31	1,000	1,018.39
Harbor Small Cap Growth Fund
Retirement Class	0.79%
Actual		$4.18	$1,000	$1,134.00
Hypothetical (5% return)		3.96	1,000	1,020.78
Institutional Class	0.87%
Actual		$4.60	$1,000	$1,134.40
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.12%
Actual		$5.92	$1,000	$1,132.60
Hypothetical (5% return)		5.61	1,000	1,019.10
Investor Class	1.24%
Actual		$6.56	$1,000	$1,132.40
Hypothetical (5% return)		6.21	1,000	1,018.49
86

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Small Cap Growth Opportunities Fund
Retirement Class	0.82%
Actual		$4.17	$1,000	$1,047.30
Hypothetical (5% return)		4.11	1,000	1,020.63
Institutional Class	0.90%
Actual		$4.56	$1,000	$1,046.40
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$5.83	$1,000	$1,044.90
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.44	$1,000	$1,044.50
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Large Cap Value Fund
Retirement Class	0.60%
Actual		$3.16	$1,000	$1,118.00
Hypothetical (5% return)		3.01	1,000	1,021.75
Institutional Class	0.68%
Actual		$3.57	$1,000	$1,117.50
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$4.88	$1,000	$1,116.70
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.51	$1,000	$1,115.20
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Retirement Class	0.77%
Actual		$3.94	$1,000	$1,064.50
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.84%
Actual		$4.30	$1,000	$1,063.90
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.58	$1,000	$1,062.90
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.19	$1,000	$1,061.90
Hypothetical (5% return)		6.06	1,000	1,018.65
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Small Cap Value Fund
Retirement Class	0.79%
Actual		$4.12	$1,000	$1,101.50
Hypothetical (5% return)		3.96	1,000	1,020.78
Institutional Class	0.87%
Actual		$4.53	$1,000	$1,101.20
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.12%
Actual		$5.83	$1,000	$1,099.60
Hypothetical (5% return)		5.61	1,000	1,019.10
Investor Class	1.24%
Actual		$6.45	$1,000	$1,099.00
Hypothetical (5% return)		6.21	1,000	1,018.49
Harbor Small Cap Value Opportunities Fund
Retirement Class	0.80%
Actual		$4.07	$1,000	$1,050.50
Hypothetical (5% return)		4.01	1,000	1,020.73
Institutional Class	0.88%
Actual		$4.47	$1,000	$1,050.60
Hypothetical (5% return)		4.41	1,000	1,020.32
Administrative Class	1.13%
Actual		$5.74	$1,000	$1,049.40
Hypothetical (5% return)		5.66	1,000	1,019.05
Investor Class	1.25%
Actual		$6.35	$1,000	$1,049.00
Hypothetical (5% return)		6.26	1,000	1,018.44

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year. In 2019, the Funds filed a complete portfolio of investments for the first fiscal quarter on Form N-Q. Beginning with the third fiscal quarter of 2019, the Funds will file a complete portfolio of investments with the SEC on Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 15 and 16, 2019 (the “Meeting”), the Board, including all of the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, and Harbor Small Cap Value Opportunities Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
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At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
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Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Capital Appreciation Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, and Harbor Small Cap Value Opportunities Fund at meetings of the Board of Trustees held in 2018. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Capital Appreciation Fund. The Trustees considered Harbor Capital Appreciation Fund (inception date December 29, 1987) and its Institutional Class performance in relation to its Broadridge universe and group for the one-, three- and five-year periods ended December 31, 2018, noting that according to the Broadridge data, Harbor Capital Appreciation Fund had underperformed its group median for the one-, three- and five-year periods and its universe median for the one-year period, ended December 31, 2018. The Fund had outperformed its universe median for the three- and five-year periods ended December 31, 2018. The Fund’s one-, three- and five-year rolling returns as of December 31, 2018 ranked in the second, second and first quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its primary benchmark, the Russell 1000® Growth Index, for the one-year period and underperformed its benchmark index for the three- and five-year periods, ended December 31, 2018.
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The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $52.8 billion in assets in this asset class, out of a firm-wide total of approximately $160.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison, as well as the addition of two portfolio managers to the Fund’s portfolio management team.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $29.55 billion, showed that the Fund’s contractual management fee was above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver arrangement until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Strategic Growth Fund. The Trustees considered Harbor Strategic Growth Fund (inception date March 1, 2017) and its Institutional Class performance (including predecessor fund performance) in relation to its Broadridge universe and group for the one-, three- and five-year periods ended December 31, 2018, noting that according to the Broadridge data, Harbor Strategic Growth Fund had underperformed its group median for the one- and three-year periods and its universe median for the one-, three- and five-year periods ended December 31, 2018. The Fund had outperformed its group median for the five-year period ended December 31, 2018. The Fund’s one-, three- and five-year rolling returns as of December 31, 2018 each ranked in the third quartile, according to Morningstar. The Trustees also considered that the Fund had underperformed its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2018.
The Trustees considered the expertise of Mar Vista Investment Partners, LLC (“Mar Vista”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Mar Vista had approximately $4.2 billion in assets under advisement in this asset class, out of a firm-wide total of approximately $5.0 billion in assets under advisement. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that Mar Vista had also managed the predecessor fund since 2011, prior to its reorganization into Harbor Strategic Growth Fund.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund was also below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Mid Cap Growth Fund. The Trustees considered Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group and universe medians for the one-, three - and five-year periods ended December 31, 2018. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns ranked in the first, second and second quartiles, respectively, as of December 31, 2018. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the one- and three-year periods ended December 31, 2018, while underperforming its benchmark index for the five- year period ended December 31, 2018.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $2.5 billion in assets in this asset class, out of a firm-wide total of approximately $1.0 trillion in assets under management. The Trustees noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor Small Cap Growth Fund. The Trustees considered Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that according to the Broadridge report, the Fund’s Institutional Class underperformed its group median for the one- and three-year periods and its universe median for the one-, three- and five-year periods ended December 31, 2018. The Fund slightly outperformed its group median for the five-year period ended December 31, 2018. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 in the fourth, fourth and third quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-, three- and five-year periods ended December 31, 2018.
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The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.53 billion in assets in this asset class, out of a firm-wide total of approximately $11.86 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $725 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Growth Opportunities Fund. The Trustees considered Harbor Small Cap Growth Opportunities Fund (inception date February 1, 2014), noting that according to the Broadridge report, the Fund’s Institutional Class underperformed both its group and universe medians for the one- and three-year and since inception periods ended December 31, 2018. The Morningstar data presented ranked the Fund’s one- and three-year and since inception rolling returns as of December 31, 2018 in the third, fourth and fourth quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-year period and underperformed its benchmark for the three-year and since inception periods ended December 31, 2018.
The Trustees considered the expertise of the Fund’s subadviser, Elk Creek Partners, LLC (“Elk Creek”), in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $923.4 million in assets in this asset class, out of a firm-wide total of approximately $1.25 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $300 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was also below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Large Cap Value Fund. The Trustees considered Harbor Large Cap Value Fund (inception date December 29, 1987), noting the Fund’s Institutional Class outperformance relative to both its group and universe medians for the three- and five-year periods ended December 31, 2018. The Trustees also noted the Fund’s outperformance relative to its group median and underperformance relative to its universe median for the one-year period ended December 31, 2018. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, first and first quartiles, respectively, for the period ended December 31, 2018. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the three- and five-year periods, and underperformed its benchmark for the one-year period, ended December 31, 2018.
The Trustees considered the expertise of Aristotle Capital Management, LLC (“Aristotle”) in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $13.98 billion in assets in the value equity strategy used by the Fund, out of a firm-wide total of approximately $15.55 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.0 billion, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Value Fund. The Trustees considered Harbor Mid Cap Value Fund (inception date March 1, 2002), noting the Fund’s Institutional Class performance was above its Broadridge group median for the one- and five-year periods ended December 31, 2018 and below the group median for the three-year period ended December 31, 2018. The Fund’s performance was below its Broadridge universe median for the one-, three- and five-year periods ended December 31, 2018. The Morningstar data presented showed that the Fund’s one-, three-, and five-year rolling returns ranked in the fourth, fourth and third quartiles, respectively, for the periods ended December 31, 2018. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the one-, three- and five-year periods ended December 31, 2018.
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The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.54 billion in assets in this asset class, out of a firm-wide total of approximately $105.84 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one of the portfolio managers was a founding partner of LSV.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $950 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class, however, was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver arrangement until at least February 29, 2020. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Small Cap Value Fund. The Trustees considered Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Broadridge group median for the one-, three- and five-year periods and outperformance relative to its Broadridge universe median for the three- and five-year periods ended December 31, 2018. The Trustees noted that the Fund underperformed its Broadridge group universe for the one-year period ended December 31, 2018. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns ranked in the third, first and first quartiles, respectively, for the periods ended December 31, 2018. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the three- and five-year periods ended December 31, 2018 and underperformed its benchmark for the one-year period ended December 31, 2018.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.6 billion in assets in this asset class, out of a firm-wide total of approximately $19.99 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
They observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.4 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Value Opportunities Fund. The Trustees considered Harbor Small Cap Value Opportunities Fund (inception date August 1, 2017), noting the Fund’s underperformance relative to each of its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2018. According to the Morningstar data presented, the Fund’s one-year and since inception returns each ranked in the fourth quartile for the periods ended December 31, 2018. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2000® Value Index, for the one-year and since inception periods ended December 31, 2018. The Trustees noted that the short time period since the Fund’s inception did not support drawing any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Sapience Investments, LLC (“Sapience”) in managing assets generally and in the small cap value asset class specifically, noting that Sapience managed approximately $513.3 million in assets in this asset class, out of a firm-wide total of approximately $647.7 in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of Sapience.
They observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide
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suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
95

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
96

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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99

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.DE.0419

Semi-Annual Report
April 30, 2019
International & Global  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
International equities in the aggregate posted positive returns in the fiscal half year ended April 30, 2019. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 9.12%. All international and global returns are in U.S. dollars.
Toward the end of 2018, equity markets struggled in the face of developments such as the U.K.’s lack of a viable Brexit plan, uncertainty over U.S.–China trade talks, and the U.S. Federal Reserve’s interest rate policy, which combined to negatively affect a wide range of asset classes. In the first few months of 2019, however, positive developments on these fronts eased market sentiment and resulted in global equity markets rallying sharply. The MSCI World (ND) Index, a measure of the global equity markets, posted a gain of 8.83% for the fiscal half year.
Emerging markets significantly outpaced developed markets for the six-month period, as the MSCI Emerging Markets (ND) Index gained 13.76%.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2019
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND)(foreign stocks)	7.45%	-3.22%	2.60%	7.95%	4.58%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.89	-7.88	5.27	11.49	N/A
MSCI World (ND)(global stocks)	8.83	6.48	7.31	11.58	6.82
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	9.12	-3.23	2.83	7.75	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	13.76	-5.04	4.04	7.50	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	9.71%	12.68%	11.20%	15.30%	10.17%
S&P 500 (large cap stocks)	9.76	13.49	11.63	15.32	10.15
Russell Midcap® (mid cap stocks)	11.65	10.69	9.75	15.65	11.41
Russell 2000® (small cap stocks)	6.06	4.61	8.63	14.10	9.41
Russell 3000® Growth (growth stocks)	11.81	16.61	14.17	16.83	10.05
Russell 3000® Value (value stocks)	7.61	8.58	8.17	13.69	9.91
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	5.89%	7.03%	5.03%	8.74%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	5.49	5.29	2.57	3.72	6.09%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	4.60	3.10	1.74	3.64	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.18	2.18	0.78	0.45	3.08
1

Change in market’s direction showed value of resilience
In the fourth calendar quarter of 2018, U.S. equities endured their worst quarterly performance in more than seven years, as concerns about interest rate increases, continuing trade tensions, and slowing global growth dampened investor sentiment. Some commentators speculated that the nearly 10-year-long bull market had reached its end.
But in the first quarter of 2019, such talk proved premature, as equities rebounded in the U.S. and globally. Anyone who pulled their money out of equities in December 2018, hoping to avoid further losses, may have missed out on the robust gains of early 2019.
Reacting emotionally to market movements, or trying to time when the market will rise or fall, can have a negative impact on the success of a long-term investment strategy. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
Harbor Funds offers a variety of equity and fixed income funds that can serve as the foundation of a diversified portfolio.
Thank you for investing with Harbor Funds.
June 28, 2019

Charles F. McCain
Chairman
2

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2018
David Cull, CFA
Since 2018
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Non-U.S. developed equity markets completed a swift V-shaped decline and recovery over the six-month period ending April 30, 2019, with the MSCI EAFE (ND) Index ultimately returning 7.45% over the entire period after seeing the Index experience a 14.19% decline during the final quarter of 2018. All international and global returns are in U.S. Dollars.
On a regional basis, the developed Asian ex-Japan markets collectively (Australia, Hong Kong, Singapore and New Zealand), which constituted 12.41% of the Index on average over the period, led the broad developed international equity market recovery over the reporting period returning 15.18% in USD within the MSCI EAFE (ND) Index during the period. European markets followed behind returning 8.48% in USD and averaging 62.71% of the MSCI EAFE (ND) Index over the period. The Japanese market exposure within the MSCI EAFE (ND) Index was relatively flat over the reporting period, returning 1.32% and averaging 24.32% of the MSCI EAFE (ND) Index over the period.
Following many central bank efforts to “normalize” monetary policy by raising rates in the latter part of 2018, the U.S. Federal Reserve (Fed) expressed what was widely interpreted as a more ‘dovish’ position and more or less committed to no further interest rate hikes during the first half of 2019. This guidance was quickly emulated by the European Central Bank. Further, government officials noted that trade negotiations between the U.S. and China appeared to be moving closer to culmination and U.S. tariff hikes on China were suspended. Finally, after an initial delay, the deadline for Britain’s exit from the European Union (“Brexit”) was deferred to October 31, 2019, which in turn ruled out the imminent possibility of a hard, or “no deal,” Brexit. Taken collectively, the subadviser believes these developments seemed to have eased the worries that sparked the selloff in the last quarter of 2018 and resulted in global equity markets rallying sharply over the start of 2019.
PERFORMANCE
The Fund transitioned to a new subadviser on August 22, 2018 which, in turn, prompted the transition of the underlying portfolio holdings from the legacy portfolio to a largely new portfolio of underlying holdings in order to reflect the new subadviser’s investment convictions. This transition from the legacy portfolio to the new portfolio was completed on April 10, 2019. Therefore, it is important to note that the performance narrative for the reporting period encompasses the relative return of the Fund versus the MSCI EAFE (ND) Index during this transition and may reference Fund exposures that should not be assumed to be supported by the new subadviser.
The Fund’s Retirement Class slightly outperformed the benchmark MSCI EAFE (ND) Index over the six-month period, returning 7.46% (Retirement Class), while the remaining classes underperformed, posting 7.42% (Institutional Class), 7.30% (Administrative Class), and 7.24% (Investor Class) as compared with the MSCI EAFE (ND) return of 7.45%. A positive contribution from currency and regional allocation exposure was offset by the negative influence due to stock selection. More specifically, the overweight exposure to the stronger British pound sterling (corresponding to the overweight exposure to that equity market) was one of the strongest positive contributing factors to relative performance of the Fund over the period. The Fund’s limited out-of-benchmark exposure to emerging markets, averaging 7.49% of the Fund over the reporting period, and stock specific exposure to those markets also contributed positively to the relative return of the Fund versus the MSCI EAFE (ND) Index. Conversely, stock selection within the developed Asia ex-Japan region (Hong Kong, in particular) and the Fund’s underweight exposure to that region weighed on the relative return of the Fund. Stock specific exposure within Europe, particularly France and Germany, also contributed negatively to the relative performance of the Fund.
From a sector standpoint, the Fund’s aggregate overweight exposure to the Industrials sector, which outperformed the overall MSCI EAFE (ND) Index return over the period, and stock selection within that sector were the largest positive contributors to relative returns of the

3

Harbor International Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	7.46%	-7.36%	-0.14%	7.62%
Institutional Class	7.42	-7.44	-0.18	7.60
Administrative Class	7.30	-7.66	-0.43	7.33
Investor Class	7.24	-7.78	-0.55	7.20
Comparative Index
MSCI EAFE (ND)	7.45%	-3.22%	2.60%	7.95%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.69% (Net) and 0.81% (Gross) (Retirement Class); 0.77% (Net) and 0.89% (Gross) (Institutional Class); 1.02% (Net) and 1.14% (Gross) (Administrative Class); and 1.14% (Net) and 1.26% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Fund. Stock selection within the Health Care sector was also a positive contributor to relative performance of the Fund. Conversely, the Fund’s stock specific exposure within the Financials sectors weighed on relative returns of the Fund.
Within the context of the above performance attribution highlights over the six-month period, and taken collectively with the subadviser’s noted broad-based observations relating to the market’s V-shaped direction over the reporting period, it is important to emphasize that the transition of the Fund’s stock specific exposure was anchored around the long-term supply-side, bottom-up orientation of the investment philosophy and process employed by the new subadviser and that the new subadviser did not attempt to reposition the Fund based on broader market movements, geopolitical events or macroeconomic factors during the reporting period.
OUTLOOK & STRATEGY
Rather than attempt to predict macro geopolitical and economic forces and their influence on market conditions going forward, the subadviser remains focused on bottom-up stock selection with an aim to invest in businesses where, in its opinion, the supply-side capital cycle dynamics and capital allocation decisions by management remain favorable or are improving.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor International Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Intertek Group plc	1.4%
❷	Coloplast AS	1.2%
❸	Rightmove plc	1.2%
❹	Vestas Wind Systems AS	1.2%
❺	Compass Group plc	1.1%
❻	Roche Holding AG	1.1%
❼	Assa Abloy AB Class B	1.0%
❽	BP plc	1.0%
❾	GN Store Nord AS	1.0%
❿	Toyota Motor Corp.	1.0%

Sector Allocation (% of investments)
(Excludes short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
5

Harbor International Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.2%
Shares		Value
AEROSPACE & DEFENSE—1.9%
390,260	Airbus SE (France)	$ 53,438
4,362,698	BAE Systems plc (United Kingdom)	28,040
3,076,425	Rolls-Royce Holdings plc (United Kingdom)*	36,842
194,896	Thales SA (France)	23,286
		141,606
AIR FREIGHT & LOGISTICS—0.3%
324,483	Oesterreichische Post AG (Austria)	12,636
313,800	Yamato Holdings Co. Ltd. (Japan)	6,817
		19,453
AIRLINES—0.2%
1,090,435	EasyJet plc (United Kingdom)	16,522
AUTO COMPONENTS—1.0%
562,400	Bridgestone Corp. (Japan)	22,311
2,482,448	Gestamp Automocion SA ADR (Spain)[1,2]	15,850
931,650	GUD Holdings Ltd. (Australia)	7,763
175,862	Hankook Tire Co. Ltd. (South Korea)	5,984
174,200	Koito Manufacturing Co. Ltd. (Japan)	10,431
541,100	Sumitomo Electric Industries Ltd. (Japan)	7,200
101,000	Toyota Industries Corp. (Japan)	5,725
		75,264
AUTOMOBILES—1.7%
5,567,764	Baic Motor Corp. Ltd. (China)[2]	3,908
387,921	Bayerische Motoren Werke AG (Germany)	33,093
85,343	Hyundai Motor Co. (South Korea)	10,130
177,500	Subaru Corp. (Japan)	4,350
1,216,200	Toyota Motor Corp. (Japan)	75,296
		126,777
BANKS—7.3%
1,989,903	Axis Bank Ltd. (India)	21,883
849,462	Banco Santander SA (Spain)	4,306
2,183,600	Bangkok Bank PCL (Thailand)	13,893
4,367,625	Bank of Ireland Group plc (Ireland)*	27,920
6,828,129	Bankia SA (Spain)	18,912
14,904,231	Barclays plc (United Kingdom)	31,984
674,453	BNP Paribas SA (France)	35,903
519,700	Chiba Bank Ltd. (Japan)	2,730
674,200	Concordia Financial Group Ltd. (Japan)	2,632
288,680	Danske Bank AS (Denmark)	5,131
863,412	DNB ASA (Norway)	16,603
272,500	Fukuoka Financial Group Inc. (Japan)	6,361
244,824	Hana Financial Group Inc. (South Korea)	7,722
3,231,471	HSBC Holdings plc (Hong Kong)	28,064
3,496,746	Intesa Sanpaolo SpA (Italy)	9,161
1,470,600	Kasikornbank PCL (Thailand)	8,805
33,260,633	Lloyds Banking Group plc (United Kingdom)	27,202
1,223,800	Mitsubishi UFJ Financial Group Inc. (Japan)	6,072
12,587,700	Mizuho Financial Group Inc. (Japan)	19,658
2,368,400	Nordea Bank ABP (Sweden)	18,633
7,576,600	Resona Holdings Inc. (Japan)	32,164
733,690	Shinhan Financial Group Co. Ltd. (South Korea)	27,730
2,869,587	Standard Chartered plc (United Kingdom)	26,237
1,349,000	Sumitomo Mitsui Financial Group Inc. (Japan)	49,031
264,000	Sumitomo Mitsui Trust Holdings Inc. (Japan)	9,211
3,186,153	Svenska Handelsbanken AB (Sweden)	34,803
2,352,775	UniCredit SpA (Italy)	32,572
543,100	United Overseas Bank Ltd. (Singapore)	11,122
		536,445
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—4.2%
446,328	Anheuser-Busch InBev SA (Belgium)	$ 39,682
170,700	Asahi Group Holdings Ltd. (Japan)	7,443
227,685	Carlsberg AS (Denmark)	29,440
2,518,174	Coca-Cola Amatil Ltd. (Australia)	15,621
1,707,297	Davide Campari-Milano SpA (Italy)	17,223
1,524,122	Diageo plc (United Kingdom)	64,254
593,292	Heineken NV (Netherlands)	64,139
2,065,900	Kirin Holdings Co. Ltd. (Japan)	46,996
270,300	Suntory Beverage & Food Ltd. (Japan)	11,952
1,634,000	Tsingtao Brewery Co. Ltd. (China)	10,423
		307,173
BUILDING PRODUCTS—2.1%
3,540,593	Assa Abloy AB Class B (Sweden)	75,689
149,286	Geberit AG (Switzerland)	62,597
1,519,118	GWA Group Ltd. (Australia)	3,608
736,800	LIXIL Group Corp. (Japan)	9,626
		151,520
CAPITAL MARKETS—2.3%
4,220,213	3i Group plc (United Kingdom)	59,051
396,053	Close Brothers Group plc (United Kingdom)	8,030
2,242,362	IG Group Holdings plc (United Kingdom)	14,917
34,300	JAFCO Co. Ltd. (Japan)	1,298
344,500	Japan Exchange Group Inc. (Japan)	5,626
2,818,855	Jupiter Fund Management plc (United Kingdom)	13,833
3,660,100	Nomura Holdings Inc. (Japan)	13,858
165,198	Rathbone Brothers plc (United Kingdom)	5,435
1,152,756	St. James's Place plc (United Kingdom)	16,917
2,074,358	UBS Group AG (Switzerland)*	27,816
		166,781
CHEMICALS—2.3%
396,344	Akzo Nobel N.V. (Netherlands)	33,676
522,878	BASF SE (Germany)	42,688
1,000,596	DuluxGroup Ltd. (Australia)	6,879
227,700	Nissan Chemical Industries Ltd. (Japan)	10,144
100,600	Nitto Denko Corp. (Japan)	5,439
1,361,945	Orica Ltd. (Australia)	17,857
128,700	Shin-Etsu Chemical Co. Ltd. (Japan)	12,191
242,889	Symrise AG (Germany)	23,379
2,200	Tokyo Ohka Kogyo Co. Ltd. (Japan)	70
2,291,800	Toray Industries Inc. (Japan)	15,683
		168,006
COMMERCIAL SERVICES & SUPPLIES—3.4%
89,700	AEON Delight Co. Ltd. (Japan)*	3,020
2,162,342	Brambles Ltd. (Australia)	18,375
17,882,683	Cleanaway Waste Management Ltd. (Australia)	28,398
972,670	Edenred (France)	45,859
584,269	Elis SA (France)	10,427
10,785,397	G4S plc (United Kingdom)	30,483
4,329,376	HomeServe plc (United Kingdom)	61,361
72,713	S-1 Corp. (South Korea)	6,103
184,300	Secom Co. Ltd. (Japan)	15,505
14,321,630	Serco Group plc (United Kingdom)*	23,295
152,900	Sohgo Security Services Co. Ltd. (Japan)	6,832
		249,658
CONSTRUCTION & ENGINEERING—1.0%
637,686	Boskalis Westminster NV (Netherlands)	17,501
268,960	Ferrovial SA (Spain)	6,632
949,400	Maeda Corp. (Japan)	9,455

6

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
2,174,900	Obayashi Corp. (Japan)	$ 21,381
1,697,800	Shimizu Corp. (Japan)	14,542
64,400	SHO-BOND Holdings Co. Ltd. (Japan)	4,426
		73,937
CONSTRUCTION MATERIALS—0.6%
212,776	CRH plc (Ireland)	7,143
69,807	Imerys SA (France)	3,720
116,620	Vicat SA (France)	6,167
1,046,216	Wienerberger AG (Austria)	24,043
		41,073
CONSUMER FINANCE—0.6%
481,300	AEON Financial Service Co. Ltd. (Japan)	9,992
4,366,600	International Personal Finance plc (United Kingdom)	10,403
5,984,227	Non-Standard Finance plc (United Kingdom)[2]	4,139
2,256,800	Provident Financial plc (United Kingdom)*	15,668
268,423	Shriram Transport Finance Co. Ltd. (India)	4,284
		44,486
CONTAINERS & PACKAGING—0.4%
4,647,545	DS Smith plc (United Kingdom)	21,707
536,900	Toyo Seikan Group Holdings Ltd. (Japan)	10,766
		32,473
DISTRIBUTORS—0.2%
2,209,928	Inchcape plc (United Kingdom)	17,742
DIVERSIFIED FINANCIAL SERVICES—0.1%
10,448,000	First Pacific Co. Ltd. (Hong Kong)	4,333
DIVERSIFIED TELECOMMUNICATION SERVICES—1.7%
1,898,254	Deutsche Telekom AG (Germany)	31,805
8,685,006	Koninklijke KPN NV (Netherlands)	26,692
974,422	KT Corp. ADR (South Korea)[1]	11,723
1,268,500	Nippon Telegraph & Telephone Corp. (Japan)	52,780
1,780,556	Spark New Zealand Ltd. (New Zealand)	4,369
		127,369
ELECTRIC UTILITIES—0.2%
483,000	Kansai Electric Power Co. (Japan)	5,844
778,000	Tohoku Electric Power Co. Inc. (Japan)	8,906
		14,750
ELECTRICAL EQUIPMENT—2.4%
852,472	Legrand SA (France)	62,702
93,500	Mabuchi Motor Co. Ltd. (Japan)	3,468
15,168,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	11,366
407,700	Ushio Inc. (Japan)	4,956
995,702	Vestas Wind Systems AS (Denmark)	90,095
		172,587
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
355,400	Azbil Corp. (Japan)	8,554
2,837,000	Chroma ATE Inc. (Taiwan)	13,591
2,949,000	Delta Electronics Inc. (Taiwan)	15,565
42,900	Hirose Electric Co. Ltd. (Japan)	4,972
189,800	Hitachi High-Technologies Corp. (Japan)	8,460
1,812,100	Hitachi Ltd. (Japan)	60,267
3,500	Keyence Corp. (Japan)	2,187
606,200	Kyocera Corp. (Japan)	39,393
186,100	Omron Corp. (Japan)	9,996
160,600	Shimadzu Corp. (Japan)	4,308
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
725,382	Spectris plc (United Kingdom)	$ 26,064
131,700	TDK Corp. (Japan)	11,539
		204,896
ENERGY EQUIPMENT & SERVICES—0.8%
1,671,249	John Wood Group plc (United Kingdom)	10,246
592,809	Petrofac Ltd. (United Kingdom)	3,422
7,773,701	Saipem SpA (Italy)*	39,432
230,143	TechnipFMC plc (France)	5,684
		58,784
ENTERTAINMENT—0.4%
342,861	CTS Eventim AG & Co. KGaA (Germany)	17,609
477,394	Modern Times Group Mortgage AB Class B (Sweden)*	6,168
117,600	Toho Co. Ltd. (Japan)	4,939
		28,716
FOOD & STAPLES RETAILING—1.5%
541,900	Dairy Farm International Holdings Ltd. (Hong Kong)	4,245
1,416,642	Koninklijke Ahold Delhaize NV (Netherlands)	34,143
45,900	Lawson Inc. (Japan)	2,143
176,900	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	5,857
3,559,813	Metcash Ltd. (Australia)	7,203
1,031,700	Seven & I Holdings Co. Ltd. (Japan)	35,705
136,000	Sundrug Co. Ltd. (Japan)	3,646
4,986,111	Tesco plc (United Kingdom)	16,268
		109,210
FOOD PRODUCTS—1.5%
4,453,000	China Mengniu Dairy Co. Ltd. (China)*	16,451
2,762,875	Devro plc (United Kingdom)	7,166
87,800	Meiji Holdings Co. Ltd. (Japan)	6,921
933,200	Nippon Suisan Kaisha Ltd. (Japan)	6,548
7,336,000	Tingyi Cayman Islands Holding Corp. (China)	12,080
570,700	Toyo Suisan Kaisha Ltd. (Japan)	21,792
393,195	Viscofan SA (Spain)	23,655
17,518,000	Want Want China Holdings Ltd. (China)	13,908
		108,521
GAS UTILITIES—0.1%
289,400	Tokyo Gas Co. Ltd. (Japan)	7,363
HEALTH CARE EQUIPMENT & SUPPLIES—4.4%
119,748	Alcon Inc. (Switzerland)*	6,896
847,650	Coloplast AS (Denmark)	91,564
10,827,125	ConvaTec Group plc (United Kingdom)[2]	19,610
1,469,622	GN Store Nord AS (Denmark)	75,326
206,800	Hoya Corp. (Japan)	14,606
845,048	Koninklijke Philips NV (Netherlands)	36,290
532,400	Olympus Corp. (Japan)	5,975
531,609	Smith & Nephew plc (United Kingdom)	10,277
105,682	Sonova Holding AG (Switzerland)	21,346
1,379,359	William Demant Holding AS (Denmark)*	43,583
		325,473
HEALTH CARE PROVIDERS & SERVICES—1.3%
752,500	Alfresa Holdings Corp. (Japan)	20,998
773,512	Fresenius Medical Care AG & Co. KGaA (Germany)	65,194
301,900	MediPAL Holdings Corp. (Japan)	6,789
		92,981

7

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—4.3%
6,245,000	Ajisen China Holdings Ltd. (China)	$ 2,657
482,055	Carnival plc (United Kingdom)	25,556
3,539,578	Compass Group plc (United Kingdom)	80,539
3,578,400	Genting Singapore Ltd. (Singapore)	2,595
51,200	GL Ltd. (Singapore)	30
1,924,922	GVC Holdings plc (United Kingdom)	16,426
1,290,500	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	1,890
10,515,352	Merlin Entertainments plc (United Kingdom)[2]	50,285
471,558	Paddy Power Betfair plc (United Kingdom)	39,913
974,672	Playtech plc (United Kingdom)	5,573
4,476,848	SSP Group plc (United Kingdom)	40,692
22,018,458	Thomas Cook Group plc (United Kingdom)*	7,676
2,180,638	TUI AG (Germany)	24,369
335,140	Yum China Holdings Inc. (China)	15,933
		314,134
HOUSEHOLD DURABLES—0.7%
1,159,382	Barratt Developments plc (United Kingdom)	9,121
966,900	Casio Computer Co. Ltd. (Japan)	12,179
2,354,988	McCarthy & Stone plc (United Kingdom)[2]	3,931
85,300	Rinnai Corp. (Japan)	5,755
666,400	Sekisui Chemical Co. Ltd. (Japan)	10,698
245,800	Sony Corp. (Japan)	12,380
		54,064
HOUSEHOLD PRODUCTS—1.0%
266,500	Lion Corp. (Japan)	5,486
819,579	Reckitt Benckiser Group plc (United Kingdom)	66,309
		71,795
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
12,862,800	Lopez Holdings Corp. (Philippines)	1,189
INDUSTRIAL CONGLOMERATES—1.5%
2,750,500	CK Hutchison Holdings Ltd. (Hong Kong)	28,919
445,944	DCC plc (United Kingdom)	39,917
516,700	Jardine Matheson Holdings Ltd. (Hong Kong)	34,014
167,263	LG Corp. (South Korea)	10,459
		113,309
INSURANCE—4.8%
1,137,128	Admiral Group plc (United Kingdom)	32,754
870,576	AXA SA (France)[3]	23,215
2,302,000	Dai-ichi Life Holdings Inc. (Japan)	33,229
252,400	Great Eastern Holdings Ltd. (Singapore)	4,818
74,988	Hannover Rueck SE (Germany)	11,324
13,393	Helvetia Holding AG (Switzerland)	8,511
2,942,800	Japan Post Holdings Co. Ltd. (Japan)	32,958
1,081,800	MS&AD Insurance Group Holdings Inc. (Japan)	33,626
1,930,601	QBE Insurance Group Ltd. (Australia)	17,609
1,490,518	Sampo OYJ (Finland)[3]	68,248
71,862	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	18,708
678,900	Sompo Holdings Inc. (Japan)	25,624
279,000	Sony Financial Holdings Inc. (Japan)	5,737
467,400	T&D Holdings Inc. (Japan)	5,062
594,600	Tokio Marine Holdings Inc. (Japan)	30,126
		351,549
INTERACTIVE MEDIA & SERVICES—2.2%
337,307	Adevinta ASA A (Norway)*	3,402
284,557	Adevinta ASA B (Norway)*	2,800
3,159,820	Auto Trader Group plc (United Kingdom)[2]	23,358
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—Continued
148,432	Baidu Inc. ADR (China)*,1	$ 24,674
1,510,022	Carsales.com Ltd. (Australia)	14,345
2,399,007	Domain Holdings Australia Ltd. (Australia)	4,573
12,012,416	Rightmove plc (United Kingdom)	84,941
		158,093
INTERNET & DIRECT MARKETING RETAIL—0.6%
125,088	Ctrip.com International Ltd. ADR (China)*,1	5,510
24,224	GS Home Shopping Inc. (South Korea)	3,554
2,353,717	Just Eat plc (United Kingdom)*	21,518
551,732	MoneySuperMarket.com Group plc (United Kingdom)	2,621
1,401,000	PChome Online Inc. (Taiwan)*	5,963
33,106	Takeaway.com NV (Netherlands)*,2	2,853
22,044	Zooplus AG (Germany)*	2,397
		44,416
IT SERVICES—1.2%
201,304	Alten SA (France)	21,985
195,500	ITOCHU Techno-Solutions Corp. (Japan)	4,804
75,100	Nomura Research Institute Ltd. (Japan)	3,676
2,468,900	NTT Data Corp. (Japan)	28,790
94,300	OBIC Co. Ltd. (Japan)	10,948
103,600	Otsuka Corp. (Japan)	4,075
218,900	SCSK Corp. (Japan)*	10,402
		84,680
LEISURE PRODUCTS—0.9%
789,500	Bandai Namco Holdings Inc. (Japan)	37,849
1,497,000	Giant Manufacturing Co. Ltd. (Taiwan)	11,417
4,442,000	Goodbaby International Holdings Ltd. (Hong Kong)*	1,261
922,000	Sega Sammy Holdings Inc. (Japan)	11,679
29,900	Shimano Inc. (Japan)	4,395
		66,601
LIFE SCIENCES TOOLS & SERVICES—0.6%
75,017	Eurofins Scientific SE (France)	34,352
96,702	Gerresheimer AG (Germany)	7,286
		41,638
MACHINERY—2.6%
199,378	Andritz AG (Austria)	9,522
4,942,677	CNH Industrial NV (Italy)	53,736
153,900	Daifuku Co. Ltd. (Japan)	9,468
192,128	GEA Group AG (Germany)	5,383
5,800	Hirata Corp. (Japan)	400
115,700	Hoshizaki Corp. (Japan)*	7,501
420,812	IMI plc (United Kingdom)	5,779
181,200	Makita Corp. (Japan)	6,611
1,726,730	Rotork plc (United Kingdom)	7,043
2,069,413	Sandvik AB (Sweden)[3]	38,322
5,800	SMC Corp. (Japan)	2,423
406,193	Stabilus SA (Germany)	22,667
835,373	Wartsila OYJ Abp (Finland)	13,376
5,509,000	Yungtay Engineering Co. Ltd. (Taiwan)*	11,500
		193,731
MARINE—0.3%
2,735,290	Irish Continental Group plc (Ireland)	15,443
7,952,829	Wan HAI Lines Ltd. (Taiwan)	4,197
		19,640

8

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—3.1%
435,753	Axel Springer SE (Germany)	$ 24,681
6,213,900	BEC World PCL (Thailand)*	1,753
628,075	Daily Mail & General Trust plc (United Kingdom)	5,388
233,614	Euromoney Institutional Investor plc (United Kingdom)	3,746
1,252,800	Fuji Media Holdings Inc. (Japan)	16,860
2,708,589	Informa plc (United Kingdom)	27,541
18,154,720	ITV plc (United Kingdom)	32,418
447,376	JCDecaux SA (France)	14,665
69,416,800	Media Nusantara Citra TBK PT (Indonesia)	4,583
543,021	MediaSet Espana Comunicacion SA (Spain)	4,211
5,852,168	Nine Entertainment Co. Holdings Ltd. (Australia)	7,214
1,220,700	Nippon Television Holdings Inc. (Japan)	17,868
479,613	Nordic Entertainment Group AB (Sweden)*	12,221
337,307	Schibsted ASA Class A (Norway)	8,861
288,107	Schibsted ASA Class B (Norway)	6,892
2,263,947	Sky Network Television Ltd. (New Zealand)	1,847
2,972,100	Television Broadcasts Ltd. (Hong Kong)	5,839
2,205,997	WPP plc (United Kingdom)	27,526
		224,114
METALS & MINING—2.3%
1,184,341	Acerinox SA (Spain)	12,336
5,821,774	Alumina Ltd. (Australia)	9,212
724,443	ArcelorMittal SA (France)	15,761
401,832	BHP Billiton Ltd. (Australia)	10,633
826,610	BHP Group plc (United Kingdom)	19,512
976,584	BlueScope Steel Ltd. (Australia)	9,280
10,605,384	Glencore plc (United Kingdom)*	42,078
813,699	Newcrest Mining Ltd. (Australia)	14,374
544,411	Rio Tinto plc (United Kingdom)	31,760
		164,946
MULTILINE RETAIL—0.3%
849,500	Isetan Mitsukoshi Holdings Ltd. (Japan)	8,098
548,100	Marui Group Co. Ltd. (Japan)	11,149
25,000	Ryohin Keikaku Co. Ltd. (Japan)	4,768
		24,015
MULTI-UTILITIES—0.1%
864,497	National Grid plc (United Kingdom)	9,471
OIL, GAS & CONSUMABLE FUELS—2.7%
9,945,810	BP plc (United Kingdom)	72,323
247,568	Caltex Australia Ltd. (Australia)	4,747
992,136	Equinor ASA (Norway)	22,116
2,696,600	INPEX Corp. (Japan)	26,235
1,818,334	Royal Dutch Shell plc (United Kingdom)	58,248
289,637	Total SA (France)	16,101
		199,770
PERSONAL PRODUCTS—1.8%
5,864,018	Asaleo Care Ltd. (Australia)*	3,804
597,800	Kao Corp. (Japan)	46,149
42,500	Kose Corp. (Japan)	7,961
143,000	Mandom Corp. (Japan)	3,702
1,135,113	Unilever plc (United Kingdom)	68,805
		130,421
PHARMACEUTICALS—3.1%
360,200	Astellas Pharma Inc. (Japan)	4,878
429,500	Haw Par Corp. Ltd. (Singapore)	4,580
598,745	Novartis AG (Switzerland)	49,061
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—Continued
1,168,449	Novo Nordisk AS (Denmark)	$ 57,248
433,100	Otsuka Holdings Co. Ltd. (Japan)	15,483
323,302	Roche Holding AG (Switzerland)	85,308
88,500	Sawai Pharmaceutical Co. Ltd. (Japan)	4,755
142,600	Takeda Pharmaceutical Co. Ltd. (Japan)	5,262
		226,575
PROFESSIONAL SERVICES—5.1%
786,840	Adecco Group AG (Switzerland)	45,206
2,704,918	ALS Ltd. (Australia)	15,163
9,268,797	Capita plc (United Kingdom)*	15,452
65,041	DKSH Holding AG (Switzerland)	3,994
1,596,237	Experian plc (United Kingdom)	46,465
11,965,423	Hays plc (United Kingdom)	23,721
1,430,839	Intertek Group plc (United Kingdom)	100,078
1,588,706	IPH Ltd. (Australia)	7,993
276,300	Nomura Co. Ltd. (Japan)	7,729
1,326,021	PageGroup plc (United Kingdom)	9,322
479,700	Persol Holdings Co. Ltd. (Japan)	9,042
142,240	Randstad Holding NV (Netherlands)	8,135
2,386,851	RELX plc (United Kingdom)	54,840
114,300	TechnoPro Holdings Inc. (Japan)	6,877
97,026	Teleperformance SE (France)	18,652
		372,669
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
335,000	Daiwa House Industry Co. Ltd. (Japan)	9,390
1,862,500	Mitsubishi Estate Co. Ltd. (Japan)	31,495
		40,885
ROAD & RAIL—1.2%
375,100	East Japan Railway Co. (Japan)	35,350
1,312,808	National Express Group plc (United Kingdom)	7,039
597,600	Senko Co. Ltd. (Japan)	4,807
581,900	West Japan Railway Co. (Japan)	43,278
		90,474
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
71,691	ASML Holding NV (Netherlands)	14,970
2,598,500	Renesas Electronics Corp. (Japan)*	13,917
176,432	SK Hynix Inc. (South Korea)	11,939
2,989,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	25,096
25,500	Tokyo Electron Ltd. (Japan)	4,047
		69,969
SOFTWARE—0.1%
53,800	Oracle Corp. Japan (Japan)	3,689
SPECIALTY RETAIL—0.7%
67,000	ABC-Mart Inc. (Japan)	4,164
1,607,500	Esprit Holdings Ltd. (Hong Kong)*	326
1,155,500	L'Occitane International SA (Hong Kong)	2,076
3,121,572	Pets at Home Group plc (United Kingdom)	6,179
379,600	USS Co. Ltd. (Japan)	7,287
971,525	WH Smith plc (United Kingdom)	25,992
1,591,200	Yamada Denki Co. Ltd. (Japan)	7,543
		53,567
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
144,500	Canon Inc. (Japan)	4,010
371,500	FUJIFILM Holdings Corp. (Japan)	17,355
806,613	Logitech International SA (Switzerland)	31,608

9

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
524,600	NEC Corp. (Japan)	$ 17,717
248,688	Neopost SA (France)	6,100
994,906	Samsung Electronics Co. Ltd. (South Korea)	39,117
		115,907
TEXTILES, APPAREL & LUXURY GOODS—2.6%
200,111	adidas AG (Germany)	51,546
213,300	ASICS Corp. (Japan)	2,628
552,469	Cie Financiere Richemont SA (Switzerland)	40,387
863,091	Cie Financiere Richemont SA ADR (South Africa)[1]	6,331
422,405	EssilorLuxottica SA (France)	51,465
12,314,000	Li Ning Co. Ltd. (China)*	22,371
657,800	Onward Holdings Co. Ltd. (Japan)	3,629
592,315	Shenzhou International Group Holdings Ltd. (China)	7,961
3,642,500	Stella International Holdings Ltd. (Hong Kong)	6,464
		192,782
TOBACCO—0.5%
188,097	British American Tobacco plc (United Kingdom)	7,364
615,900	Japan Tobacco Inc. (Japan)	14,232
341,958	Swedish Match AB (Sweden)	16,673
		38,269
TRADING COMPANIES & DISTRIBUTORS—1.7%
668,608	Brenntag AG (Germany)	36,080
1,871,013	Bunzl plc (United Kingdom)	56,432
512,300	ITOCHU Corp. (Japan)	9,243
927,400	Mitsubishi Corp. (Japan)	25,548
		127,303
TRANSPORTATION INFRASTRUCTURE—0.5%
1,578,000	China Merchants Port Holdings Co. Ltd. (China)	3,192
1,471,573	Getlink SE (France)	23,686
243,000	Mitsubishi Logistics Corp. (Japan)	6,504
		33,382
WIRELESS TELECOMMUNICATION SERVICES—0.8%
1,228,571	Bharti Airtel Ltd. (India)*	5,648
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
983,900	KDDI Corp. (Japan)	$ 22,676
605,500	NTT DoCoMo Inc. (Japan)	13,149
4,233,183	Vodafone Group plc (United Kingdom)	7,852
70,775,266	Vodafone Idea Ltd. (India)*	15,618
		64,943
TOTAL COMMON STOCKS
(Cost $7,089,023)		7,121,889

PREFERRED STOCKS—0.5%
AEROSPACE & DEFENSE—0.0%
218,426,175	Rolls-Royce Holdings plc (United Kingdom)*	285 [x]
AUTOMOBILES—0.5%
192,734	Volkswagen AG (Germany)	33,652
TOTAL PREFERRED STOCKS
(Cost $32,112)		33,937

SHORT-TERM INVESTMENTS—0.8%
(Cost $61,600)
Principal Amount
$61,600	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.510%)	61,600
TOTAL INVESTMENTS—98.5%
(Cost $7,182,735)		7,217,426
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		111,832
TOTAL NET ASSETS—100.0%		$7,329,258

WARRANTS/RIGHTS OPEN
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Bharti Airtel Ltd.	358,209	INR 220.00	5/17/2019	$ —	$514

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 6,331	$—	$ 6,331
Europe	25,319	4,530,707	—	4,556,026
Middle East/Central Asia	—	47,433	—	47,433
Pacific Basin	57,840	2,454,259	—	2,512,099
10

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Preferred Stocks
Europe	$ —	$ 33,652	$285	$ 33,937
Short-Term Investments
Investment Company-Securities Lending Investment Fund	61,600	—	—	61,600
Total Investments in Securities	$144,759	$7,072,382	$285	$7,217,426
Financial Derivative Instruments - Assets
Warrants/Rights	$ —	$ 514	$ —	$ 514
Total Investments	$144,759	$7,072,896	$285	$7,217,940
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance Beginning as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Preferred Stocks	$677	$282	$(675)	$—	$(7)	$8	$—	$—	$285
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc C Shares (United Kingdom)*	$285	Market Approach	Pre-Traded Price	GBP 0.001

AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2018 through April 30, 2019. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 04/30/2019 (000s)
Cementos Argos SA (Colombia)	$171,185	$—	$(196,000)	$(69,131)	$93,946	$1,265	$—
11

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $123,934 or 2% of net assets.
3	All or a portion of this security was out on loan as of April 30, 2019.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Preferred Stocks	$3
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
GBP	British Pound
INR	Indian Rupee
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets completed a swift V-shaped decline and recovery over the six-month period ending April 30, 2019, with the MSCI All Country World Ex-U.S. (ND) Index ultimately returning 9.12% over the entire period after seeing the Index experience a 12.97% decline during the final quarter of 2018. All international and global returns are in U.S. Dollars.
On a regional basis, the developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 8.37% of the Index on average over the period, led the broad international equity market rally, returning 15.18% within the MSCI All Country World ex-U.S. (ND) Index during the period. Emerging markets, in large part led by China, following closely behind returning 13.76% and averaging 25.84% of the MSCI All Country World Ex-U.S. (ND) Index over the period.
Following many central bank efforts to “normalize” monetary policy by raising rates in the latter part of 2018, the U.S. Federal Reserve (Fed) expressed what was widely interpreted as a more “dovish” position and more or less committed to no further interest rate hikes during the first half of 2019. This guidance was quickly emulated by the European Central Bank. Further, government officials noted that trade negotiations between the U.S. and China appeared to be moving closer to culmination and U.S. tariff hikes on China were suspended. Finally, after an initial delay, the deadline for Britain’s exit from the European Union (“Brexit”) was deferred to October 31, 2019, which in turn ruled out the imminent possibility of a hard, or “no deal,” Brexit. Taken collectively, the subadviser believes these developments seemed to have eased the worries that sparked the sell-off in the last quarter of 2018 and resulted in global equity markets rallying sharply over the start of 2019.
Performance
The Fund performed in line with the MSCI All Country World Ex-U.S. (ND) Index over the six-month period, returning 9.28% (Retirement Class), 9.20% (Institutional Class), 9.07% (Administrative Class), and 9.02% (Investor Class) versus a 9.12% return for the MSCI All Country World Ex-U.S. (ND) Index. A positive contribution from stock selection and currency effect was largely offset by the negative influence due to regional exposure. More specifically, stock selection within the emerging markets were the largest positive contributing factor to relative performance of the Fund over the period, with stock specific exposure in the Canadian market also contributing positively to relative returns. Conversely, stock selection within the Pacific ex-Japan region (Hong Kong, in particular) weighed on the relative returns of the Fund.
From a sector standpoint, stock selection within the Health Care and Consumer Staples sectors was the primary positive contributor to relative returns of the Fund over the reporting period. Conversely, the Fund’s stock specific exposure within both the Communication Services and Financials sectors weighed on relative returns of the Fund.
Within the context of the above performance attribution highlights over the six-month period, and taken collectively with our noted broad-based observations relating to the market’s V-shaped direction over the reporting period, it is important to emphasize that the Fund’s turnover remained low over the period (with an implied average holding period of over 7 years) and the Fund’s stock specific exposure remained grounded in the long-term supply-side, bottom-up orientation of the investment philosophy and process employed by the subadviser.

13

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	9.28%	-2.10%	N/A	5.24%
Institutional Class[1]	9.20	-2.26	N/A	5.18
Administrative Class[1]	9.07	-2.39	N/A	4.93
Investor Class[1]	9.02	-2.58	N/A	4.80
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	9.12%	-3.23%	N/A	6.37%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.72% (Net) and 0.91% (Gross) (Retirement Class); 0.80% (Net) and 0.99% (Gross) (Institutional Class); 1.05% (Net) and 1.24% (Gross) (Administrative Class); 1.17% (Net) and 1.36% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
Rather than attempt to predict macro geopolitical and economic forces and their influence on market conditions going forward, the subadviser remains focused on bottom-up stock selection with an aim to invest in businesses where, in its opinion, the supply-side capital cycle dynamics and capital allocation decisions by management remain favorable or are improving.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 04/30/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
14

Harbor Diversified International All Cap Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Samsung Electronics Co. Ltd.	1.2%
❷	Taiwan Semiconductor Manufacturing Co. Ltd.	1.2%
❸	Fairfax Financial Holdings Ltd.	1.0%
❹	Coloplast AS	0.9%
❺	Intertek Group plc	0.9%
❻	Vestas Wind Systems AS	0.9%
❼	Brookfield Asset Management Inc.	0.8%
❽	Compass Group plc	0.8%
❾	Rightmove plc	0.8%
❿	Roche Holding AG	0.8%

Sector Allocation (% of investments)
(Excludes short-term investments)
15

Harbor Diversified International All Cap Fund
Fund Summary—April 30, 2019 (Unaudited)—Continued

REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
16

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.0%
Shares		Value
AEROSPACE & DEFENSE—1.4%
28,457	Airbus SE (France)	$ 3,897
325,292	BAE Systems plc (United Kingdom)	2,091
125,731	Embraer SA (Brazil)*	630
232,670	Rolls-Royce Holdings plc (United Kingdom)*	2,786
14,892	Thales SA (France)	1,779
		11,183
AIR FREIGHT & LOGISTICS—0.2%
25,411	Oesterreichische Post AG (Austria)	989
22,400	Yamato Holdings Co. Ltd. (Japan)	487
		1,476
AIRLINES—0.2%
83,796	EasyJet plc (United Kingdom)	1,270
AUTO COMPONENTS—1.3%
40,100	Bridgestone Corp. (Japan)	1,591
199,108	Gestamp Automocion SA ADR (Spain)[1,2]	1,271
150,075	GUD Holdings Ltd. (Australia)	1,251
35,959	Hankook Tire Co. Ltd. (South Korea)	1,224
12,300	Koito Manufacturing Co. Ltd. (Japan)	737
31,663	Magna International Inc. (Canada)	1,762
2,370,796	Nemak SAB de CV (Mexico)[2]	1,303
2,848	Nokian Renkaat OYJ (Finland)[3]	95
38,500	Sumitomo Electric Industries Ltd. (Japan)	512
7,200	Toyota Industries Corp. (Japan)	408
		10,154
AUTOMOBILES—1.4%
1,341,847	Baic Motor Corp. Ltd. (China)[2]	942
29,060	Bayerische Motoren Werke AG (Germany)	2,479
16,036	Hyundai Motor Co. (South Korea)	1,904
12,600	Subaru Corp. (Japan)	309
87,100	Toyota Motor Corp. (Japan)	5,392
		11,026
BANKS—8.3%
429,906	Axis Bank Ltd. (India)	4,728
66,108	Banco Santander SA (Spain)	335
55,710	Bancolombia SA ADR (Colombia)[1]	2,826
269,000	Bangkok Bank PCL (Thailand)	1,712
327,169	Bank of Ireland Group plc (Ireland)*	2,091
522,424	Bankia SA (Spain)	1,447
1,112,987	Barclays plc (United Kingdom)	2,389
50,553	BNP Paribas SA (France)	2,691
37,600	Chiba Bank Ltd. (Japan)	198
47,700	Concordia Financial Group Ltd. (Japan)	186
22,474	Danske Bank AS (Denmark)	399
40,517	DBS Group Holdings Ltd. (Singapore)	843
63,300	DNB ASA (Norway)	1,217
19,200	Fukuoka Financial Group Inc. (Japan)	448
820,583	Grupo Financiero Inbursa SAB de CV (Mexico)	1,254
50,320	Hana Financial Group Inc. (South Korea)	1,587
442,361	HSBC Holdings plc (Hong Kong)	3,842
271,852	Intesa Sanpaolo SpA (Italy)	712
255,600	Kasikornbank PCL (Thailand)	1,530
34,629	Komercni Banka AS (Czech Republic)	1,314
2,475,368	Lloyds Banking Group plc (United Kingdom)	2,024
87,200	Mitsubishi UFJ Financial Group Inc. (Japan)	433
896,100	Mizuho Financial Group Inc. (Japan)	1,400
182,310	Nordea Bank ABP (Sweden)	1,434
535,000	Resona Holdings Inc. (Japan)	2,271
27,004	Royal Bank of Canada (Canada)	2,152
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
46,511	Sberbank of Russia PJSC ADR (Russia)[1]	$ 672
127,302	Shinhan Financial Group Co. Ltd. (South Korea)	4,811
348,460	Standard Chartered plc (United Kingdom)	3,186
94,800	Sumitomo Mitsui Financial Group Inc. (Japan)	3,446
18,600	Sumitomo Mitsui Trust Holdings Inc. (Japan)	649
236,581	Svenska Handelsbanken AB (Sweden)	2,584
39,007	Toronto-Dominion Bank (Canada)	2,225
1,285,055	Turkiye Garanti Bankasi AS (Turkey)*	1,764
174,402	UniCredit SpA (Italy)	2,414
85,682	United Overseas Bank Ltd. (Singapore)	1,755
		64,969
BEVERAGES—3.7%
33,163	Anheuser-Busch InBev SA (Belgium)	2,948
12,000	Asahi Group Holdings Ltd. (Japan)	523
18,963	Carlsberg AS (Denmark)	2,452
155,227	Cia Cervecerias Unidas SA (Chile)	2,145
335,012	Coca-Cola Amatil Ltd. (Australia)	2,078
132,918	Davide Campari-Milano SpA (Italy)	1,341
113,469	Diageo plc (United Kingdom)	4,784
675,234	East African Breweries Ltd. (Kenya)	1,504
44,534	Heineken NV (Netherlands)[3]	4,815
147,000	Kirin Holdings Co. Ltd. (Japan)	3,344
19,100	Suntory Beverage & Food Ltd. (Japan)	845
312,000	Tsingtao Brewery Co. Ltd. (China)	1,990
		28,769
BUILDING PRODUCTS—1.5%
264,846	Assa Abloy AB Class B (Sweden)	5,662
11,116	Geberit AG (Switzerland)	4,661
267,167	GWA Group Ltd. (Australia)	634
46,200	LIXIL Group Corp. (Japan)	604
		11,561
CAPITAL MARKETS—2.5%
326,263	3i Group plc (United Kingdom)	4,565
128,823	Brookfield Asset Management Inc. (Canada)	6,211
30,834	Close Brothers Group plc (United Kingdom)	625
50,584	Georgia Capital plc (United Kingdom)*	667
163,295	IG Group Holdings plc (United Kingdom)	1,086
2,300	JAFCO Co. Ltd. (Japan)	87
24,300	Japan Exchange Group Inc. (Japan)	397
221,916	Jupiter Fund Management plc (United Kingdom)	1,089
257,100	Nomura Holdings Inc. (Japan)	974
13,107	Rathbone Brothers plc (United Kingdom)	431
84,416	St. James's Place plc (United Kingdom)	1,239
155,148	UBS Group AG (Switzerland)*	2,081
		19,452
CHEMICALS—2.4%
28,896	Akzo Nobel N.V. (Netherlands)	2,455
38,988	BASF SE (Germany)	3,183
222,394	DuluxGroup Ltd. (Australia)	1,529
62,200	Enaex SA (Chile)	725
16,200	Nissan Chemical Industries Ltd. (Japan)	722
7,100	Nitto Denko Corp. (Japan)	384
207,195	Orica Ltd. (Australia)	2,717
143,630	PhosAgro PJSC GDR (Russia)[4]	1,808
9,000	Shin-Etsu Chemical Co. Ltd. (Japan)	853
18,116	Symrise AG (Germany)	1,744
92,644	Tikkurila OYJ (Finland)[3]	1,553

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
100	Tokyo Ohka Kogyo Co. Ltd. (Japan)	$ 3
152,500	Toray Industries Inc. (Japan)	1,044
		18,720
COMMERCIAL SERVICES & SUPPLIES—3.2%
6,300	AEON Delight Co. Ltd. (Japan)*	212
334,928	Brambles Ltd. (Australia)	2,846
2,244,032	Cleanaway Waste Management Ltd. (Australia)	3,563
76,262	Edenred (France)	3,596
44,249	Elis SA (France)	790
797,215	G4S plc (United Kingdom)	2,253
327,720	HomeServe plc (United Kingdom)	4,645
72,705	Ritchie Bros Auctioneers Inc. (Canada)	2,530
14,284	S-1 Corp. (South Korea)	1,199
13,000	Secom Co. Ltd. (Japan)	1,094
1,082,696	Serco Group plc (United Kingdom)*	1,761
10,800	Sohgo Security Services Co. Ltd. (Japan)	482
		24,971
CONSTRUCTION & ENGINEERING—0.8%
47,675	Boskalis Westminster NV (Netherlands)	1,308
20,929	Ferrovial SA (Spain)	516
67,000	Maeda Corp. (Japan)	667
155,300	Obayashi Corp. (Japan)	1,527
765,107	Raubex Group Ltd. (South Africa)	1,164
120,800	Shimizu Corp. (Japan)	1,035
4,600	SHO-BOND Holdings Co. Ltd. (Japan)	316
		6,533
CONSTRUCTION MATERIALS—0.4%
16,566	CRH plc (Ireland)	556
5,435	Imerys SA (France)	290
9,001	Vicat SA (France)	476
86,112	Wienerberger AG (Austria)	1,979
		3,301
CONSUMER FINANCE—0.8%
34,100	AEON Financial Service Co. Ltd. (Japan)	708
3,063,353	Gentera SAB de CV (Mexico)*	2,800
318,307	International Personal Finance plc (United Kingdom)	759
322,935	Non-Standard Finance plc (United Kingdom)[2]	223
153,348	Provident Financial plc (United Kingdom)*	1,065
63,743	Shriram Transport Finance Co. Ltd. (India)	1,017
		6,572
CONTAINERS & PACKAGING—0.3%
292,386	DS Smith plc (United Kingdom)	1,366
38,500	Toyo Seikan Group Holdings Ltd. (Japan)	772
		2,138
DISTRIBUTORS—0.2%
162,817	Inchcape plc (United Kingdom)	1,307
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,290,000	First Pacific Co. Ltd. (Hong Kong)	535
DIVERSIFIED TELECOMMUNICATION SERVICES—2.1%
43,582	BCE Inc. (Canada)	1,950
138,417	Deutsche Telekom AG (Germany)	2,319
648,777	Koninklijke KPN NV (Netherlands)	1,994
184,248	KT Corp. ADR (South Korea)[1]	2,217
89,200	Nippon Telegraph & Telephone Corp. (Japan)	3,711
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
281,971	Spark New Zealand Ltd. (New Zealand)	$ 692
646,860	Telkom SA SOC Ltd. (South Africa)	3,850
		16,733
ELECTRIC UTILITIES—0.1%
34,500	Kansai Electric Power Co. (Japan)	418
59,600	Tohoku Electric Power Co. Inc. (Japan)	682
		1,100
ELECTRICAL EQUIPMENT—1.8%
63,226	Legrand SA (France)	4,650
6,600	Mabuchi Motor Co. Ltd. (Japan)	245
3,048,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	2,284
28,600	Ushio Inc. (Japan)	348
74,884	Vestas Wind Systems AS (Denmark)	6,776
		14,303
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
25,900	Azbil Corp. (Japan)	623
278,000	Chroma ATE Inc. (Taiwan)	1,332
545,735	Delta Electronics Inc. (Taiwan)	2,880
3,015	Hirose Electric Co. Ltd. (Japan)	350
13,500	Hitachi High-Technologies Corp. (Japan)	602
126,700	Hitachi Ltd. (Japan)	4,214
200	Keyence Corp. (Japan)	125
42,100	Kyocera Corp. (Japan)	2,736
13,200	Omron Corp. (Japan)	709
11,300	Shimadzu Corp. (Japan)	303
54,447	Spectris plc (United Kingdom)	1,956
9,500	TDK Corp. (Japan)	832
		16,662
ENERGY EQUIPMENT & SERVICES—0.6%
129,913	John Wood Group plc (United Kingdom)	796
45,902	Petrofac Ltd. (United Kingdom)	265
581,233	Saipem SpA (Italy)*	2,948
17,918	TechnipFMC plc (France)	443
		4,452
ENTERTAINMENT—0.3%
25,001	CTS Eventim AG & Co. KGaA (Germany)	1,284
37,377	Modern Times Group Mortgage AB Class B (Sweden)*	483
8,300	Toho Co. Ltd. (Japan)	348
		2,115
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.7%
438,987	Grivalia Properties REIC AE (Greece)*	5,612
FOOD & STAPLES RETAILING—2.3%
59,260	Alimentation Couche-Tard Inc. (Canada)	3,494
54,300	Dairy Farm International Holdings Ltd. (Hong Kong)	425
175,394	Eurocash SA (Poland)	998
106,379	Koninklijke Ahold Delhaize NV (Netherlands)[3]	2,564
3,200	Lawson Inc. (Japan)	150
70,922	Loblaw Cos. Ltd. (Canada)	3,474
19,445	Magnit PJSC (Russia)	1,117
12,600	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	417
379,607	Metcash Ltd. (Australia)	768
15,770	PriceSmart Inc. (United States)	943
72,600	Seven & I Holdings Co. Ltd. (Japan)	2,513

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
9,800	Sundrug Co. Ltd. (Japan)	$ 263
370,224	Tesco plc (United Kingdom)	1,208
		18,334
FOOD PRODUCTS—2.8%
688,000	China Mengniu Dairy Co. Ltd. (China)*	2,542
2,122,100	Delfi Ltd. (Singapore)	2,110
205,211	Devro plc (United Kingdom)	532
1,548,469	Grupo Lala SAB de CV (Mexico)	2,070
181,508	Industrias Bachoco SAB de CV (Mexico)	742
6,300	Meiji Holdings Co. Ltd. (Japan)	497
66,900	Nippon Suisan Kaisha Ltd. (Japan)	469
47,093	Oceana Group Ltd. (South Africa)	230
182,045	Tiger Brands Ltd. (South Africa)	3,167
1,524,255	Tingyi Cayman Islands Holding Corp. (China)	2,510
40,600	Toyo Suisan Kaisha Ltd. (Japan)	1,550
244,435	Ulker Biskuvi Sanayi AS (Turkey)	779
29,600	Viscofan SA (Spain)	1,781
3,830,000	Want Want China Holdings Ltd. (China)	3,041
		22,020
GAS UTILITIES—0.1%
20,500	Tokyo Gas Co. Ltd. (Japan)	521
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
8,895	Alcon Inc. (Switzerland)*	512
63,621	Coloplast AS (Denmark)	6,872
1,182,658	ConvaTec Group plc (United Kingdom)[2]	2,142
112,026	GN Store Nord AS (Denmark)	5,742
14,800	Hoya Corp. (Japan)	1,045
61,586	Koninklijke Philips NV (Netherlands)	2,645
38,200	Olympus Corp. (Japan)	429
41,330	Smith & Nephew plc (United Kingdom)	799
7,707	Sonova Holding AG (Switzerland)	1,557
102,410	William Demant Holding AS (Denmark)*	3,236
		24,979
HEALTH CARE PROVIDERS & SERVICES—0.9%
54,600	Alfresa Holdings Corp. (Japan)	1,523
57,768	Fresenius Medical Care AG & Co. KGaA (Germany)	4,869
21,400	MediPAL Holdings Corp. (Japan)	481
472,452	Sigma Healthcare Ltd. (Australia)	175
		7,048
HOTELS, RESTAURANTS & LEISURE—3.5%
1,511,000	Ajisen China Holdings Ltd. (China)	643
36,000	Carnival plc (United Kingdom)	1,909
264,577	Compass Group plc (United Kingdom)	6,020
150,703	GVC Holdings plc (United Kingdom)	1,286
608,641	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	891
785,494	Merlin Entertainments plc (United Kingdom)[2]	3,756
36,083	Paddy Power Betfair plc (United Kingdom)	3,054
74,061	Playtech plc (United Kingdom)	424
332,494	SSP Group plc (United Kingdom)	3,022
1,624,555	Thomas Cook Group plc (United Kingdom)*	566
371,978	Tsogo Sun Holdings Ltd. (South Africa)	560
165,130	TUI AG (Germany)	1,845
66,680	Yum China Holdings Inc. (China)	3,170
		27,146
HOUSEHOLD DURABLES—0.8%
90,021	Barratt Developments plc (United Kingdom)	708
68,500	Casio Computer Co. Ltd. (Japan)	863
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
199,486	McCarthy & Stone plc (United Kingdom)[2]	$ 333
587,900	MRV Engenharia e Participacoes SA (Brazil)	2,175
6,000	Rinnai Corp. (Japan)	405
47,500	Sekisui Chemical Co. Ltd. (Japan)	763
17,300	Sony Corp. (Japan)	871
		6,118
HOUSEHOLD PRODUCTS—0.7%
18,800	Lion Corp. (Japan)	387
61,364	Reckitt Benckiser Group plc (United Kingdom)	4,965
		5,352
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
2,783,600	Lopez Holdings Corp. (Philippines)	257
INDUSTRIAL CONGLOMERATES—2.2%
407,000	CK Hutchison Holdings Ltd. (Hong Kong)	4,279
34,252	DCC plc (United Kingdom)	3,066
75,900	Jardine Matheson Holdings Ltd. (Hong Kong)	4,997
38,177	LG Corp. (South Korea)	2,387
941,661	Quinenco SA (Chile)	2,537
		17,266
INSURANCE—5.4%
85,552	Admiral Group plc (United Kingdom)	2,464
64,653	AXA SA (France)[3]	1,724
160,500	Dai-ichi Life Holdings Inc. (Japan)	2,317
16,196	Fairfax Financial Holdings Ltd. (Canada)	7,724
120,300	Great Eastern Holdings Ltd. (Singapore)	2,296
5,831	Hannover Rueck SE (Germany)	881
1,660	Helvetia Holding AG (Switzerland)	677
210,100	Japan Post Holdings Co. Ltd. (Japan)	2,353
76,800	MS&AD Insurance Group Holdings Inc. (Japan)	2,387
360,561	Old Mutual Ltd. (South Africa)[3]	580
217,264	Porto Seguro SA (Brazil)	2,999
260,310	QBE Insurance Group Ltd. (Australia)	2,374
111,262	Sampo OYJ (Finland)	5,095
14,915	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,883
48,800	Sompo Holdings Inc. (Japan)	1,842
19,700	Sony Financial Holdings Inc. (Japan)	405
32,900	T&D Holdings Inc. (Japan)	356
42,400	Tokio Marine Holdings Inc. (Japan)	2,148
		42,505
INTERACTIVE MEDIA & SERVICES—2.3%
24,330	Adevinta ASA A (Norway)*	245
20,562	Adevinta ASA B (Norway)*	202
245,926	Auto Trader Group plc (United Kingdom)[2]	1,818
30,143	Baidu Inc. ADR (China)*,1	5,011
170,420	Carsales.com Ltd. (Australia)	1,619
321,842	Domain Holdings Australia Ltd. (Australia)	614
899,002	Rightmove plc (United Kingdom)	6,357
53,007	Yandex NV (Russia)*	1,984
		17,850
INTERNET & DIRECT MARKETING RETAIL—0.7%
27,141	Ctrip.com International Ltd. ADR (China)*,1	1,196
4,611	GS Home Shopping Inc. (South Korea)	676
183,081	Just Eat plc (United Kingdom)*	1,674
43,964	MoneySuperMarket.com Group plc (United Kingdom)	209
345,520	PChome Online Inc. (Taiwan)*	1,471

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
2,637	Takeaway.com NV (Netherlands)*,2	$ 227
1,686	Zooplus AG (Germany)*	183
		5,636
IT SERVICES—0.8%
15,255	Alten SA (France)	1,666
12,778	Genpact Ltd. (United States)	464
13,900	ITOCHU Techno-Solutions Corp. (Japan)	342
5,400	Nomura Research Institute Ltd. (Japan)	264
175,700	NTT Data Corp. (Japan)	2,049
6,600	OBIC Co. Ltd. (Japan)	766
7,700	Otsuka Corp. (Japan)	303
15,500	SCSK Corp. (Japan)*	736
		6,590
LEISURE PRODUCTS—1.1%
55,900	Bandai Namco Holdings Inc. (Japan)	2,680
301,386	Giant Manufacturing Co. Ltd. (Taiwan)	2,298
831,000	Goodbaby International Holdings Ltd. (Hong Kong)*	236
165,710	Merida Industry Co. Ltd. (Taiwan)	966
59,700	Sega Sammy Holdings Inc. (Japan)	756
2,100	Shimano Inc. (Japan)	309
32,675	Spin Master Corp. (Canada)*,2	1,086
		8,331
LIFE SCIENCES TOOLS & SERVICES—0.4%
5,731	Eurofins Scientific SE (France)[3]	2,625
7,529	Gerresheimer AG (Germany)	567
		3,192
MACHINERY—2.1%
15,885	Andritz AG (Austria)	759
378,542	CNH Industrial NV (Italy)	4,115
11,000	Daifuku Co. Ltd. (Japan)	677
15,368	GEA Group AG (Germany)	430
400	Hirata Corp. (Japan)	28
8,300	Hoshizaki Corp. (Japan)*	538
32,761	IMI plc (United Kingdom)	450
12,800	Makita Corp. (Japan)	467
134,431	Rotork plc (United Kingdom)	548
153,900	Sandvik AB (Sweden)[3]	2,850
400	SMC Corp. (Japan)	167
29,316	Stabilus SA (Germany)	1,636
63,826	Wartsila OYJ Abp (Finland)	1,022
1,545,000	Yungtay Engineering Co. Ltd. (Taiwan)*	3,225
		16,912
MARINE—0.3%
39,204,971	Cia Sud Americana de Vapores SA (Chile)*	1,252
221,259	Irish Continental Group plc (Ireland)	1,249
		2,501
MEDIA—2.5%
32,901	Axel Springer SE (Germany)	1,863
1,446,100	BEC World PCL (Thailand)*	408
47,453	Daily Mail & General Trust plc (United Kingdom)	407
17,650	Euromoney Institutional Investor plc (United Kingdom)	283
85,900	Fuji Media Holdings Inc. (Japan)	1,156
116,457	Grupo Televisa SAB ADR (Mexico)[1]	1,181
212,492	Informa plc (United Kingdom)	2,161
1,382,601	ITV plc (United Kingdom)	2,469
33,686	JCDecaux SA (France)	1,104
14,582,221	Media Nusantara Citra TBK PT (Indonesia)	963
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
42,495	MediaSet Espana Comunicacion SA (Spain)	$ 330
804,054	Nine Entertainment Co. Holdings Ltd. (Australia)	991
86,220	Nippon Television Holdings Inc. (Japan)	1,262
37,377	Nordic Entertainment Group AB (Sweden)*	952
24,330	Schibsted ASA Class A (Norway)	639
20,562	Schibsted ASA Class B (Norway)	492
352,649	Sky Network Television Ltd. (New Zealand)	288
341,900	Television Broadcasts Ltd. (Hong Kong)	672
162,888	WPP plc (United Kingdom)	2,032
		19,653
METALS & MINING—3.6%
87,084	Acerinox SA (Spain)	907
1,073,412	Alumina Ltd. (Australia)	1,699
75,718	Anglo American Platinum Ltd. (South Africa)*	3,830
66,840	Anglo American plc (South Africa)	1,723
131,146	Antofagasta plc (United Kingdom)	1,559
54,175	ArcelorMittal SA (France)	1,179
210,530	Barrick Gold Corp. (Canada)	2,676
51,861	BHP Billiton Ltd. (Australia)	1,372
60,275	BHP Group plc (United Kingdom)	1,423
195,753	BlueScope Steel Ltd. (Australia)	1,860
76,406	Cia de Minas Buenaventura SAA ADR (Peru)[1]	1,239
21,469	Franco-Nevada Corp. (Canada)	1,538
789,677	Glencore plc (United Kingdom)*	3,133
120,819	Newcrest Mining Ltd. (Australia)	2,134
40,466	Rio Tinto plc (United Kingdom)	2,361
		28,633
MULTILINE RETAIL—0.2%
53,800	Isetan Mitsukoshi Holdings Ltd. (Japan)	513
38,700	Marui Group Co. Ltd. (Japan)	787
1,800	Ryohin Keikaku Co. Ltd. (Japan)	343
		1,643
MULTI-UTILITIES—0.1%
63,672	National Grid plc (United Kingdom)	698
OIL, GAS & CONSUMABLE FUELS—3.1%
742,989	BP plc (United Kingdom)	5,403
37,501	Caltex Australia Ltd. (Australia)	719
166,609	Canadian Natural Resources Ltd. (Canada)	5,002
73,296	Equinor ASA (Norway)	1,634
188,600	INPEX Corp. (Japan)	1,835
85,611	Inter Pipeline Ltd. (Canada)	1,394
15,050	Lukoil PJSC ADR (Russia)[1]	1,287
98,545	PrairieSky Royalty Ltd. (Canada)	1,420
135,574	Royal Dutch Shell plc (United Kingdom)	4,343
22,125	Total SA (France)	1,230
		24,267
PERSONAL PRODUCTS—1.7%
694,891	Asaleo Care Ltd. (Australia)*	451
42,400	Kao Corp. (Japan)	3,273
2,900	Kose Corp. (Japan)	543
10,100	Mandom Corp. (Japan)	262
254,968	Natura Cosmeticos SA (Brazil)	3,397
84,319	Unilever plc (United Kingdom)	5,111
		13,037
PHARMACEUTICALS—2.6%
25,400	Astellas Pharma Inc. (Japan)	344
4,285,110	Genomma Lab Internacional SAB de CV (Mexico)*	3,431

20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—Continued
83,807	Haw Par Corp. Ltd. (Singapore)	$ 894
44,479	Novartis AG (Switzerland)	3,645
88,814	Novo Nordisk AS (Denmark)	4,351
30,700	Otsuka Holdings Co. Ltd. (Japan)	1,097
24,049	Roche Holding AG (Switzerland)	6,346
6,200	Sawai Pharmaceutical Co. Ltd. (Japan)	333
10,100	Takeda Pharmaceutical Co. Ltd. (Japan)	373
		20,814
PROFESSIONAL SERVICES—3.7%
58,098	Adecco Group AG (Switzerland)	3,338
338,012	ALS Ltd. (Australia)	1,895
691,769	Capita plc (United Kingdom)*	1,153
11,811	DKSH Holding AG (Switzerland)	725
116,396	Experian plc (United Kingdom)	3,388
877,086	Hays plc (United Kingdom)	1,739
106,837	Intertek Group plc (United Kingdom)	7,473
142,826	IPH Ltd. (Australia)	718
19,400	Nomura Co. Ltd. (Japan)	543
105,648	PageGroup plc (United Kingdom)	743
34,000	Persol Holdings Co. Ltd. (Japan)	641
11,058	Randstad Holding NV (Netherlands)	632
176,921	RELX plc (United Kingdom)	4,065
8,200	TechnoPro Holdings Inc. (Japan)	493
7,075	Teleperformance (France)	1,360
		28,906
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
23,500	Daiwa House Industry Co. Ltd. (Japan)	659
15,487	LOG Commercial Properties e Participacoes SA (Brazil)	69
374,715	LPS Brasil Consultoria de Imoveis SA (Brazil)*	447
130,900	Mitsubishi Estate Co. Ltd. (Japan)	2,214
63,419	New World Development Co. Ltd. (Hong Kong)	105
87,376	United Industrial Corp. Ltd. (Singapore)	203
		3,697
ROAD & RAIL—1.4%
15,919	Canadian Pacific Railway Ltd. (Canada)	3,567
27,200	East Japan Railway Co. (Japan)	2,563
91,099	Globaltrans Investment plc GDR (Russia)[4]	881
104,599	National Express Group plc (United Kingdom)	561
42,000	Senko Co. Ltd. (Japan)	338
40,700	West Japan Railway Co. (Japan)	3,027
		10,937
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
5,573	ASML Holding NV (Netherlands)[3]	1,164
191,300	Renesas Electronics Corp. (Japan)*	1,024
33,443	SK Hynix Inc. (South Korea)	2,263
1,100,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	9,236
1,800	Tokyo Electron Ltd. (Japan)	286
		13,973
SOFTWARE—1.2%
4,604	Constellation Software Inc. (Canada)	4,062
3,900	Oracle Corp. Japan (Japan)	268
424,000	TOTVS SA (Brazil)*	4,817
		9,147
SPECIALTY RETAIL—1.0%
4,800	ABC-Mart Inc. (Japan)	299
4,429,400	Esprit Holdings Ltd. (Hong Kong)*	899
172,929	Fourlis Holdings SA (Greece)*	1,044
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
95,735	JUMBO SA (Greece)	$ 1,747
328,459	L'Occitane International SA (Hong Kong)	590
230,625	Pets at Home Group plc (United Kingdom)	457
27,000	USS Co. Ltd. (Japan)	518
71,134	WH Smith plc (United Kingdom)	1,903
112,500	Yamada Denki Co. Ltd. (Japan)	533
		7,990
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.9%
10,400	Canon Inc. (Japan)	289
26,200	FUJIFILM Holdings Corp. (Japan)	1,224
58,816	Logitech International SA (Switzerland)	2,305
37,400	NEC Corp. (Japan)	1,263
19,546	Neopost SA (France)	479
234,838	Samsung Electronics Co. Ltd. (South Korea)	9,233
		14,793
TEXTILES, APPAREL & LUXURY GOODS—2.3%
15,089	adidas AG (Germany)	3,887
15,300	ASICS Corp. (Japan)	189
41,425	Cie Financiere Richemont SA (Switzerland)[3]	3,028
176,025	Cie Financiere Richemont SA ADR (South Africa)[1]	1,291
31,084	EssilorLuxottica SA (France)	3,787
33,280	Gildan Activewear Inc. (Canada)	1,227
1,106,000	Li Ning Co. Ltd. (China)*	2,009
44,600	Onward Holdings Co. Ltd. (Japan)	246
1,320,746	Stella International Holdings Ltd. (Hong Kong)	2,344
110,000	Texwinca Holdings Ltd. (Hong Kong)	44
		18,052
TOBACCO—0.4%
14,649	British American Tobacco plc (United Kingdom)	573
43,400	Japan Tobacco Inc. (Japan)	1,003
26,127	Swedish Match AB (Sweden)	1,274
		2,850
TRADING COMPANIES & DISTRIBUTORS—1.2%
50,209	Brenntag AG (Germany)	2,709
138,522	Bunzl plc (United Kingdom)	4,178
36,900	ITOCHU Corp. (Japan)	666
64,900	Mitsubishi Corp. (Japan)	1,788
		9,341
TRANSPORTATION INFRASTRUCTURE—0.5%
107,303	Getlink SE (France)	1,727
514,337	Global Ports Investments plc GDR (Russia)*,4	1,245
1,681,447	Grindrod Ltd. (South Africa)*	901
17,200	Mitsubishi Logistics Corp. (Japan)	460
		4,333
WIRELESS TELECOMMUNICATION SERVICES—1.3%
316,863	Bharti Airtel Ltd. (India)*	1,457
69,200	KDDI Corp. (Japan)	1,595
15,900	Millicom International Cellular SA SDR (Sweden)[4]	930
42,600	NTT DoCoMo Inc. (Japan)	925
28,964	Rogers Communications Inc. (Canada)	1,458
183,748	SmarTone Telecommunications Holdings Ltd. (Hong Kong)	191

21

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
311,371	Vodafone Group plc (United Kingdom)	$ 578
14,904,240	Vodafone Idea Ltd. (India)*	3,289
		10,423
TOTAL COMMON STOCKS
(Cost $754,196)		760,659

PREFERRED STOCKS—1.4%
AEROSPACE & DEFENSE—0.0%
16,423,152	Rolls-Royce Holdings plc (United Kingdom)*	21 [x]
AUTOMOBILES—0.3%
15,119	Volkswagen AG (Germany)	2,640
BANKS—0.5%
186,849	Banco Bradesco SA (Brazil)*	1,695
1,878,866	Grupo Aval Acciones y Valores SA (Colombia)	724
472,342	Itausa - Investimentos Itau SA (Brazil)	1,435
		3,854
PREFERRED STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—0.6%
1,056,368	Alpargatas SA (Brazil)*	$ 4,216
TOTAL PREFERRED STOCKS
(Cost $9,455)		10,731

SHORT-TERM INVESTMENTS—1.8%
(Cost $14,480)
Principal Amount
$14,480	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.510%)	14,480
TOTAL INVESTMENTS—100.2%
(Cost $778,131)		785,870
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,469)
TOTAL NET ASSETS—100.0%		$784,401

WARRANTS/RIGHTS OPEN
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Bharti Airtel Ltd.	88,455	INR 220.00	5/17/2019	$ —	$127

FORWARD CURRENCY CONTRACTS OPEN
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank London	$ 1,451	JPY 161,713	05/09/2019	$ 2

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 18,800	$—	$ 18,800
Europe	10,905	360,409	—	371,314
Latin America	38,039	4,279	—	42,318
Middle East/Central Asia	—	10,491	—	10,491
North America	56,359	—	—	56,359
Pacific Basin	11,594	249,783	—	261,377
Preferred Stocks
Europe	—	2,640	21	2,661
Latin America	8,070	—	—	8,070
Short-Term Investments
Investment Company-Securities Lending Investment Fund	14,480	—	—	14,480
Total Investments in Securities	$139,447	$646,402	$ 21	$785,870
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 2	$—	$ 2
22

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Warrants/Rights	$ —	$ 127	$—	$ 127
Total Financial Derivative Instruments - Assets	$ —	$ 129	$—	$ 129
Total Investments	$139,447	$646,531	$ 21	$785,999
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance Beginning as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Preferred Stocks	$13	$21	$(13)	$—	$—	$—	$—	$—	$21
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc C Shares (United Kingdom)*	$21	Market Approach	Pre-Traded Price	GBP 0.001

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $13,101 or 2% of net assets.
3	All or a portion of this security was out on loan as of April 30, 2019.
4	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SDR after the name of a security stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Preferred Stocks	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
GBP	British Pound
JPY	Japanese Yen
INR	Indian Rupee
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Global equity markets delivered stellar gains over the first quarter of 2019, up 12.6%, recapturing some of 2018’s losses in spite of a dimming outlook for global economic growth. Investors were encouraged by progress in the U.S.-China trade talks and hopeful that the yearlong trade dispute that has rattled global markets and upended corporate investment may be finally nearing resolution. Central banks, most notably the U.S. Federal Reserve (Fed), reacted to the signs of a global slowdown by shifting tack and adopting a more accommodative tone, a move welcomed by many market participants. Still, optimism was tempered by narratives of U.S. political dysfunction, the prospect of a chaotic, no-deal Brexit, and broader global trade malaise. Momentum relented somewhat as the quarter progressed as investors measured signals of supportive monetary policy against economic uncertainty and rounds of uneven data.
Despite gains in equities, the eurozone’s economy stumbled amid political tensions at home and sluggish demand from abroad. The bite of weak demand and uncertainty contributed to manufacturing’s descent into contraction. Still, domestic demand remained resilient, supported by a strengthening labor market and minor improvements in some of the region’s political uncertainties. Over the quarter, Japan’s equity markets continued to fluctuate on trade-related headline risk. Stocks staggered on setbacks in the U.S.-China trade talks and rebounded on any news of progress. Global growth concerns continued to preoccupy investors, particularly as exports, an engine of the Japanese economy, sputtered as the economic slowdown in China, and around the globe, took hold. During the quarter, Japan’s House of Representatives approved a record ¥101.46 trillion 2019 budget in an attempt to shore up weak domestic demand to offset losses in exports.
With the steadying economic situation in China, the Fed’s dovish tilt, and encouraging trade talks between the U.S. and China, investors appear to have been quick to forget the headwinds that hobbled emerging markets last year. While a final resolution has yet to be made and core issues remain unresolved, China has agreed to make additional purchases of U.S. goods and services and further open its capital markets to the United States. Markets remained buoyant as new evidence rolled in to suggest that Beijing’s support measures have gained traction. Policymakers’ tax cuts and infrastructure investment seem to have effectively countered some of the downward pressures on the economy.
In Latin America, equities rose 7.5% over the first quarter. Brazil, up 8.6%, beat the regional index, with markets encouraged by President Bolsonaro’s proposal to overhaul the country’s insolvent pension system, yet concerned with his ability to get the plan approved by the Brazilian Congress. We believe that much of the country’s economic viability is contingent on Bolsonaro’s ability to implement this vital pension-system reform; a series of political missteps may compromise his ability to bring his plan to fruition. Mexico posted a more tempered gain of 3.9% for the quarter with investors disheartened by a downgrade in the economy’s 2019 growth forecast, President Trump’s tensions with several independent regulators that serve as a check on his executive power, and the new NAFTA agreement’s in-limbo status.
PERFORMANCE
Harbor Overseas Fund underperformed its benchmark for the period ending April 30, 2019, with a return of 2.00% (Retirement Class), 2.00% (Institutional Class), and 1.90% (Investor Class) versus 3.46% for the MSCI EAFE (ND) Index.
Negative active return from stock selection was further reduced by value lost from country allocations. With regard to stock selection, the Fund did not benefit from positions in France and Japan, owing primarily to holdings in French drugmaker Ipsen and Japanese pharmaceutical company Mochinda. Stock selection in Australia and Israel provided some positive offset, led by investments in Australian iron ore producer Fortescue Metals and Israeli information

24

Harbor Overseas Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	1 Year	5 Years	Unannualized
			6 Months	Life of Fund
Harbor Overseas Fund
Retirement Class[1]	N/A	N/A	N/A	2.00%
Institutional Class[1]	N/A	N/A	N/A	2.00
Investor Class[1]	N/A	N/A	N/A	1.90
Comparative Index
MSCI EAFE (ND)[1]	7.45%	N/A	N/A	3.46%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.77% (Net) and 2.16% (Gross) (Retirement Class); 0.85% (Net) and 2.24% (Gross) (Institutional Class); 1.10% (Net) and 2.49% (Gross) (Administrative Class); 1.22% (Net) and 2.61% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
security company CyberArk. From a country allocation perspective, opportunistic exposures to China and Canada saw the weakest results. An underweight position in the Netherlands and an opportunistic exposure to Brazil were more successful.
Active sector allocations yielded negative results, which were joined by unsuccessful stock selection. With respect to sector allocations, an underweight position in Consumer Staples and an overweight position in Financials detracted most from return. An overweight position in Information Technology saw more favorable results. At the stock level, selections in Industrials, Information Technology, Financials, and Consumer Discretionary drove underperformance. Stock selection in utilities provided some positive offset.
As of April 30, 2019, the Fund’s emphasis is on the Netherlands, Israel, and Italy. Additionally, it maintains a sizeable opportunistic exposure to Canada. The Fund is underweight the U.K., France, and Japan relative to the Index. At the sector level, the portfolio is focused on financials, information technology, and communication services. It is underweight, meanwhile, in industrials, consumer staples, and consumer discretionary.
OUTLOOK & STRATEGY
While fourth quarter 2018 U.S. Gross Domestic Product (GDP) generally was stronger than expected, projections for first quarter 2019 GDP growth have continued to soften, with the lengthy U.S. government shutdown and continued trade disputes weighing on growth. The Atlanta Fed’s most recent tracking estimate of Q1 GDP growth was only marginally positive at 0.1%, indicating the potential for a material, if somewhat temporary (due to the shutdown) slowing in the U.S. economy. Underpinning expectations for slowing growth are newfound weakness in the manufacturing sector, as well a soft February jobs report which may prove anomalous but adds credence to the slowdown story that is emerging from other areas of the economy (e.g. real estate). The Fed has also acknowledged a potential shift in the economic climate, opting to leave rates unchanged at their most recent meeting and shifting toward a projection of steady rates through the rest of 2019, especially in light of stable and below-target inflation, The Fed no longer appears to see a threat of accelerating growth stoking higher-than-targeted inflation rates.
The road ahead for the European economies appears quite uncertain. The European Central Bank (ECB) has acknowledged growth challenges, pushing any potential rate increase out an additional year, into 2020, and extending stimulus in the form of bank lending, in order to keep loans flowing. The ECB has also ratcheted down growth expectations for this year to 1.1% from its previous 1.7% projection. A no-deal Brexit remains very much in play and is widely considered a worst-case scenario for all parties. In addition, uncertain trade policy with the U.S. and other global partners continues to further dampen growth with the contracting German auto sector being a prime example of trade-related headwinds.
For Japan, the U.S.-China trade war and the global economic slowdown that has emerged in recent months has also hindered domestic growth. Falling exports, industrial production, and sharply declining manufacturing Purchasing Managers Indices are indications that Japan is not immune from global economic malaise. With the Bank of Japan already holding rates at ultra-accommodative levels, there is little ammunition left in Japan’s monetary policy toolkit to further stimulate the economy. Rather, Japan seems to be at the whims of its major trading partners to settle trade disputes and re-open the flow of goods.
Many emerging markets also saw their economic growth forecasts fall for 2019 as momentum softens. GDP growth is projected at 4.5% in 2019, down from 2018 (4.6%). While the risk appetite for emerging market assets increased over the first quarter, policy uncertainty and the accumulation of downside risks including weak global trade, a build-up of financial vulnerabilities, and political dysfunction, continue to impede growth prospects. We believe that U.S.-China trade tensions remain the greatest threat to emerging markets in the aggregate, and the tariff threat will likely remain until the U.S. is satisfied with sufficient structural reform on the part of China to remedy the deeper issues of intellectual property theft and technology transfer. On the upside, lower oil prices have reduced near-term risks and inflationary pressures for most emerging markets, with the caveat that energy-exporting economies are feeling the pinch from the drop in oil prices. While the U.S. and China are making headway towards resolving their trade differences, it may only provide an incremental step toward full resolution.
25

Harbor Overseas Fund
Manager’s Commentary—Continued

Economic growth in China is expected to continue to decelerate modestly in 2019 to 6.2%. The attenuating growth is the result of the combined influences of China’s efforts to rein in its burgeoning debt and the continuing trade dispute with the U.S. Chinese officials have pulled monetary and fiscal levers to moderate the downturn, however growth may still fall short of expectations, particularly if trade tensions fail to ease. China’s overall debt burden, which has grown sharply since the Great Financial Crisis, remains a critical concern with insufficient and inconsistent deleveraging efforts from the government, e.g. injecting liquidity through cuts in bank reserve requirements.
The projected slowdown in Europe, the Middle East and Africa (EMEA) is primarily due to the weak growth prospects in Turkey, where a contraction is projected for 2019. Turkey’s beleaguered economy officially sank into a recession in the fourth quarter of 2018, and discontent with the economic downturn may be reflected in upcoming local elections. While financial markets have stabilized somewhat since the abrupt currency crisis last year, deficiencies in bank-supplied liquidity are undermining economic recovery. While external competitiveness has improved, growth remains weak due to lack of confidence and soft external demand from slowing euro area markets.
Slowdowns in Latin America are also projected with softer than expected economic activity in Brazil and a continuing slowdown in Argentina. In Brazil, GDP growth expectations were revised down by Banco Central, and political risk associated with corruption and pension reform continues to add uncertainty to the outlook. In Argentina, growth is projected to contract through the first half of 2019 although at a lower rate than last year, which bodes well for a potential return to future growth in the second half of the year.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 04/30/2019.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
26

Harbor Overseas Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Roche Holding AG	2.7%
❷	Unilever NV	2.2%
❸	Mitsubishi UFJ Financial Group Inc.	1.8%
❹	Sumitomo Mitsui Financial Group Inc.	1.8%
❺	Vodafone Group plc	1.8%
❻	Assicurazioni Generali SpA	1.7%
❼	Koninklijke Philips NV	1.7%
❽	Telefonica SA	1.7%
❾	Vivendi SA	1.7%
❿	Wolters Kluwer NV	1.7%

Sector Allocation (% of investments)
REGION BREAKDOWN (% of investments)
27

Harbor Overseas Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.1%
Shares		Value
AIRLINES—0.1%
1,369	Deutsche Lufthansa AG (Germany)	$ 33
AUTO COMPONENTS—0.3%
5,200	Showa Corp. (Japan)	76
AUTOMOBILES—1.2%
11,450	Peugeot SA (France)	300
2,400	Tan Chong Motor Holdings BHD (Malaysia)	1
		301
BANKS—15.1%
245	Bank Hapoalim Bm ADR (Israel)[1]	9
4,900	Bank of Montreal (Canada)	387
800	Bank of Nova Scotia (Canada)	44
400	DBS Group Holdings Ltd. (Singapore)	8
5,401	Erste Group Bank AG (Austria)	216
7,699	Faisal Islamic Bank of Egypt (Egypt)	8
37	Grupo Bolivar SA (Colombia)	1
12,800	Gunma Bank Ltd. (Japan)	51
49,490	Israel Discount Bank Ltd. (Israel)*	193
319	Israel Discount Bank Ltd. ADR (Israel)[1]	12
34,200	Japan Post Bank Co. Ltd. (Japan)	377
95,100	Mitsubishi UFJ Financial Group Inc. (Japan)	472
281,500	Mizuho Financial Group Inc. (Japan)	440
5,000	Royal Bank of Canada (Canada)	399
29,755	Royal Bank of Scotland Group plc (United Kingdom)*	93
16,600	Shinsei Bank Ltd. (Japan)	232
593	Sparebanken Sor (Norway)	6
12,500	Sumitomo Mitsui Financial Group Inc. (Japan)	454
9,900	Sumitomo Mitsui Trust Holdings Inc. (Japan)	345
2,800	Toronto-Dominion Bank (Canada)	160
		3,907
BEVERAGES—0.7%
1,354	Carlsberg AS (Denmark)	175
BIOTECHNOLOGY—0.1%
3,171	Kamada Ltd. (Israel)*	19
BUILDING PRODUCTS—1.3%
24,485	Nibe Industrier AB (Sweden)	329
CAPITAL MARKETS—4.1%
8,871	3i Group plc (United Kingdom)	124
8,452	Banca Generali SpA (Italy)	239
2,495	Fiducian Group Ltd. (Australia)	9
5,553	London Stock Exchange Group plc (United Kingdom)	364
60,800	Singapore Exchange Ltd. (Singapore)	330
		1,066
CHEMICALS—0.2%
48,836	Alpek SAB de CV (Mexico)*	60
COMMERCIAL SERVICES & SUPPLIES—0.2%
2,920	Atento SA (Luxembourg)*	11
412	Catering International Services (France)	5
32,000	China Boqi Environmental Holding Co. Ltd. (Cayman Islands)*	7
599	Fursys Inc. (South Korea)	19
		42
COMMUNICATIONS EQUIPMENT—0.0%
1,220	Telefonaktiebolaget LM Ericsson (Sweden)	12
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—0.7%
6,000	China Railway Group Ltd. (China)	$ 5
4,718	CIMIC Group Ltd. (Australia)	168
19,277	Johns Lyng Group Ltd. (Australia)*	20
		193
CONTAINERS & PACKAGING—0.0%
64,100	Hanwell Holdings Ltd. (Singapore)	12
DISTRIBUTORS—1.1%
10,800	Jardine Cycle & Carriage Ltd. (Singapore)	282
DIVERSIFIED CONSUMER SERVICES—0.1%
42,161	China Beststudy Education Group (Cayman Islands)*	17
DIVERSIFIED FINANCIAL SERVICES—1.0%
3,847	Exor NV (Netherlands)	256
15,000	Mulpha International BHD (Malaysia)*	9
		265
DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
145,911	BT Group plc (United Kingdom)	435
1,254	Macquarie Telecom Group Ltd. (Australia)	18
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	5
53,100	Telefonica SA (Spain)	443
		901
ELECTRIC UTILITIES—1.1%
1,657	Cia Paranaense de Energia ADR (Brazil)*,1	17
12,240	ENEL Americas SA ADR (Chile)[1]	107
1,926	Enel SpA (Italy)	12
16,707	Iberdrola SA (Spain)	152
23,158	OPG Power Ventures plc (Isle Of Man)*	6
		294
ELECTRICAL EQUIPMENT—0.1%
250,000	Jiangnan Group Ltd. (Cayman Islands)*	13
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
190	Barco NV (Belgium)	34
98,377	Datatec Ltd. (South Africa)*	225
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)*,2	76
		335
ENERGY EQUIPMENT & SERVICES—0.8%
69,085	CGG SA (France)*	125
2,800	MODEC Inc. (Japan)	86
		211
ENTERTAINMENT—1.8%
807	AFC Ajax NV (Netherlands)*	18
1,029	Ol Groupe SA (France)*	3
15,418	Vivendi SA (France)	448
		469
FOOD & STAPLES RETAILING—1.6%
16,858	Koninklijke Ahold Delhaize NV (Netherlands)	406
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
28,686	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	303
372	GN Store Nord AS (Denmark)	19
10,379	Koninklijke Philips NV (Netherlands)	446
		768

28

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—0.9%
10,400	MediPAL Holdings Corp. (Japan)	$ 234
HEALTH CARE TECHNOLOGY—0.4%
1,468	CompuGroup Medical SE (Germany)	97
HOTELS, RESTAURANTS & LEISURE—0.7%
522,000	China Energy Development Holdings Ltd. (China)*	12
4,217	Jumbo Interactive Ltd. (Australia)	51
88,000	NagaCorp Ltd. (Hong Kong)	113
		176
HOUSEHOLD DURABLES—4.0%
477	Amica SA (Poland)	16
35,688	Barratt Developments plc (United Kingdom)	281
2,956	Berkeley Group Holdings plc (United Kingdom)	145
15,700	Haseko Corp. (Japan)	190
3,986	Persimmon plc (United Kingdom)	116
117,956	Taylor Wimpey plc (United Kingdom)	280
		1,028
INSURANCE—5.8%
22,970	Assicurazioni Generali SpA (Italy)	446
2,200	iA Financial Corp. Inc. (Canada)	87
33,600	Japan Post Holdings Co. Ltd. (Japan)	376
26,492	QBE Insurance Group Ltd. (Australia)	242
3,100	Tokio Marine Holdings Inc. (Japan)	157
66,066	Unipolsai Assicurazioni SpA (Italy)	181
		1,489
INTERNET & DIRECT MARKETING RETAIL—0.2%
1,871	lastminute.com NV (Netherlands)*	39
IT SERVICES—1.8%
670	Comarch SA (Poland)	33
2,900	Fujitsu Ltd. (Japan)	213
3,715	Kainos Group plc (United Kingdom)	26
345	Know It AB (Sweden)	8
4,900	Otsuka Corp. (Japan)	193
413	Techedge SpA (Italy)*	2
		475
LIFE SCIENCES TOOLS & SERVICES—3.2%
10,127	Qiagen NV (Netherlands)*	395
1,657	Sartorius Stedim Biotech (France)	225
559	Siegfried Holding AG (Switzerland)*	212
		832
MACHINERY—2.5%
21,286	Deutz AG (Germany)	210
600	Makino Milling Machine Co. Ltd. (Japan)	25
700	Mitsubishi Heavy Industries Ltd. (Japan)	29
1,400	Mitsubishi Logisnext Co. Ltd. (Japan)	16
1,200	Mitsuboshi Belting Ltd. (Japan)	23
1,941	Sandvik AB (Sweden)	36
3,400	Takuma Co. Ltd. (Japan)	41
5,687	Valmet OYJ (Finland)	157
173,000	Zoomlion Heavy Industry Science And Technology Co. Ltd. (China)	102
		639
MEDIA—2.0%
300	Cogeco Inc. (Canada)	18
964	Corus Entertainment Inc. (Canada)	5
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
1,283	Highco SA (France)	$ 8
3,663	Ilkka-Yhtyma OYJ (Finland)	16
1,950	North Media As (Denmark)*	11
34,186	Nos SGPS SA (Portugal)	230
3,753	Publicis Groupe SA (France)	223
		511
METALS & MINING—8.0%
29,100	Amerigo Resources Ltd. (Canada)*	18
52,356	Arcelormittal South Africa Ltd. (South Africa)*	11
8,669	BHP Billiton Ltd. (Australia)	229
19,990	BlueScope Steel Ltd. (Australia)	190
20,044	Champion Iron Ltd. (Australia)*	32
54,333	Cia Siderurgica Nacional SA ADR (Brazil)*,1	198
59,033	Fortescue Metals Group Ltd. (Australia)	298
29,831	Iluka Resources Ltd. (Australia)	182
14,997	MMC Norilsk Nickel PJSC ADR (Russia)[1]	334
671	Nexa Resources SA (Luxembourg)	8
91,030	Red 5 Ltd. (Australia)*	7
1,790	Rio Tinto Ltd. (Australia)	121
7,200	Rio Tinto plc (United Kingdom)	420
1,769	Tribune Resources Ltd. (Australia)*	5
		2,053
MULTI-UTILITIES—0.6%
46,370	Hera SpA (Italy)	165
OIL, GAS & CONSUMABLE FUELS—3.0%
17,354	Eni SpA (Italy)	296
17,958	New Hope Corp. Ltd. (Australia)	34
525	OMV AG ADR (Austria)[1]	28
24,299	Repsol SA (Spain)	412
29,450	Universal Coal plc (United Kingdom)	8
		778
PAPER & FOREST PRODUCTS—0.0%
1,311	Midway Ltd. (Australia)	3
PERSONAL PRODUCTS—2.2%
9,437	Unilever NV (Netherlands)	571
PHARMACEUTICALS—5.4%
1,666	Ipsen SA (France)	195
70,289	Mayne Pharma Group Ltd. (Australia)*	35
1,940	Merck KGAA (Germany)	207
4,800	Mochida Pharmaceutical Co. Ltd. (Japan)	223
2,632	Roche Holding AG (Switzerland)	694
562	Vetoquinol SA (France)	35
		1,389
PROFESSIONAL SERVICES—1.7%
4,498	People Infrastructure Ltd. (Australia)*	8
6,315	Wolters Kluwer NV (Netherlands)	441
		449
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
83,000	China Overseas Grand Oceans Group Ltd. (Hong Kong)	44
45,500	CK Asset Holdings Ltd. (Cayman Islands)	366
120,899	K Wah International Holdings Ltd. (Bermuda)	76
1,235	LSR Group PJSC GDR (Russia)[2]	3
10	Plazza AG (Switzerland)	2
7,000	Vanke Property Overseas Ltd. (Cayman Islands)	5
		496

29

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
3,700	Advantest Corp. (Japan)	$ 105
1,072	Canadian Solar Inc. (Canada)*	21
400	Nuflare Technology Inc. (Japan)	25
2,915	NXP Semiconductors NV (Netherlands)	308
9,846	Tower Semiconductor Ltd. (Israel)*	177
		636
SOFTWARE—5.6%
2,219	Atlassian Corp. plc (United Kingdom)*	245
3,389	Check Point Software Technologies Ltd. (Israel)*	409
200	Constellation Software Inc. (Canada)	177
1,405	Cyberark Software Ltd. (Israel)*	181
3,315	IVU Traffic Technologies AG (Germany)*	30
293	Linedata Services (France)	9
2,762	MiX Telematics Ltd. ADR (South Africa)[1]	50
1,852	NICE Ltd. ADR (Israel)*,1	255
1,100	OBIC Business Consultants Co. Ltd. (Japan)	44
3,383	Sopheon plc (United Kingdom)*	50
		1,450
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.8%
216,000	Lenovo Group Ltd. (China)	200
TEXTILES, APPAREL & LUXURY GOODS—0.1%
4,864	Piquadro SpA (Italy)	11
600	Rhythm Watch Co. Ltd. (Japan)	7
344	Samyang Tongsang Co. Ltd. (South Korea)	18
		36
COMMON STOCKS—Continued
Shares		Value
TOBACCO—1.2%
6,137	Swedish Match AB (Sweden)	$ 299
TRANSPORTATION INFRASTRUCTURE—0.1%
343	Societe Marseillaise DU Tunnel Prado-Carenage SA (France)*	8
23,631	Stalexport Autostrady SA (Poland)	21
		29
WATER UTILITIES—0.9%
19,621	Cia de Saneamento Basico Do Estado de Sao Paulo ADR (Brazil)*,1	235
WIRELESS TELECOMMUNICATION SERVICES—3.2%
3,300	SoftBank Group Corp. (Japan)	350
252,511	Vodafone Group plc (United Kingdom)	468
		818
TOTAL COMMON STOCKS
(Cost $24,894)		25,313
TOTAL INVESTMENTS—98.1%
(Cost $24,894)		25,313
CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		487
TOTAL NET ASSETS—100.0%		$25,800

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 50	$ 244	$—	$ 294
Europe	1,000	12,452	—	13,452
Latin America	618	408	—	1,026
Middle East/Central Asia	1,043	212	—	1,255
North America	1,316	—	—	1,316
Pacific Basin	—	7,970	—	7,970
Total Investments in Securities	$4,027	$21,286	$—	$25,313
There were no Level 3 investments at April 30, 2019 or March 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations.
The accompanying notes are an integral part of the Financial Statements.
30

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joseph M. Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joseph M. Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
We believe that to be a successful long-term investor, one must endure short-term periods of volatility in order to give company fundamentals a chance to manifest themselves in share prices. Along with any periods of more pronounced volatility in share prices, there is sometimes an increase in news flow surrounding political and/or economic events, as well as news on individual companies. To some, at least in the U.K., Brexit has been the piece of news at the top of the watchlist. British Prime Minister Theresa May was unable to progress her preferred deal in the U.K parliament, so the U.K. did not leave the European Union as planned, with an extension to the negotiating period to October 31, 2019. Our investment approach is resolutely bottom-up. We are focused on finding high quality individual businesses that we believe will flourish in the long term, rather than viewing macroeconomic events as the ultimate driver of share prices. That being the case, the make-up of the Fund has not been changed to take advantage of a particular outcome of Brexit or any other issue in world politics.
Performance
Through the six-month period ended of April 30, 2019, the Fund performed strongly, with a return of 15.65% (Retirement Class), 15.56% (Institutional Class), 15.44% (Administrative Class), and 15.40% (Investor Class) as compared to the MSCI All Country World Ex. U.S. (ND) Index return of 9.12%.
The performance of the Fund over the last six months was mostly driven by bottom-up stock-picking. Broadly speaking however, the Fund’s Japanese, Healthcare and Information Technology holdings collectively added value to performance, with Indian holdings and a lack of Real Estate exposure detracting from performance.
Turning to the companies that contributed to the Fund’s outperformance of the benchmark, there were two which stood out, namely Naspers, the South African tech-focused holding company, and Shopify, a Canadian company that facilitates the establishment of ecommerce functions for other businesses. Naspers is perhaps best known as the largest shareholder of Chinese tech giant Tencent, which is typically a major driver of its performance. We believe that Naspers trades at a meaningful discount to its assets and this discount has expanded in recent years. After a weak 2018, Naspers (and Tencent) performed strongly through April 2019. This upturn seems to be primarily a rebound after previous share price weakness, rather than being driven by any significant piece of company news. We still have much optimism about the long-term growth potential of Naspers, and the caliber of its management team.
Shopify has also performed well in share-price terms over the last six months. Founded by its current CEO, Tobias Lütke, the company has disrupted the area of e-commerce, by allowing businesses to set up quality online stores to sell their goods, and has supported their advertising and social media efforts, all for a fraction of the typical cost of doing so in the past. We believe there is still a huge amount of room for Shopify to grow in its market, and with its visionary CEO, that it has the tools at its disposal to do so.
At the other end of the spectrum, ASOS fared less well. The U.K. online clothing retailer had an especially difficult 2018, with the month of October being notably challenging. As investors in the Fund may be aware, some operational errors and unseasonably warm weather in Europe last year caused a wobble to the share price. This drop in value is still seen in the
31

Harbor International Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	15.65%	0.85%	4.76%	8.20%
Institutional Class	15.56	0.77	4.70	8.17
Administrative Class	15.44	0.50	4.42	7.89
Investor Class	15.40	0.40	4.32	7.76
Comparative Index
MSCI All Country World Ex. U.S. (ND)	9.12%	-3.23%	2.83%	7.75%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.77% (Net) and 0.82% (Gross) (Retirement Class); 0.85% (Net) and 0.90% (Gross) (Institutional Class); 1.10% (Net) and 1.15% (Gross) (Administrative Class); and 1.22% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
six-months-through-April figures, however these hide the fact that the shares have performed well since the beginning of 2019. That said, these situations will often cause holdings to be put under the microscope and we must keep a close eye on developments. We still believe ASOS to be a quality business with characteristics which should allow it to endure in this aggressively competitive market.
Another business that detracted from the Fund’s performance for the period was Mahindra & Mahindra, an Indian manufacturer of tractors and utility vehicles. The business had a difficult fourth quarter 2018, which was exacerbated by its report of flat earnings in Q1, 2019, driven by a decline in margins in its tractor and automotive business. Autos is a particularly competitive market segment, and Mahindra has thus far failed to demonstrate a meaningful edge in the area, which has failed to live up to the market’s expectations. That said, it continues to invest for future growth..
Outlook & Strategy
As always, we wish to reiterate to investors that a period as short as six months may not be reflective of the long-term outlook. We are focused on the long-term potential for the businesses in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
32

Harbor International Growth Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Naspers Ltd.	3.0%
❷	Hargreaves Lansdown plc	2.8%
❸	Alibaba Group Holding Ltd. ADR	2.7%
❹	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.5%
❺	Shiseido Co. Ltd.	2.4%
❻	AIA Group Ltd.	2.2%
❼	Cochlear Ltd.	2.1%
❽	Rightmove plc	2.0%
❾	adidas AG	1.9%
❿	Shopify Inc. Class A	1.9%

Sector Allocation (% of investments)
(Excludes short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
33

Harbor International Growth Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.7%
Shares		Value
AUTO COMPONENTS—0.7%
93,600	Denso Corp. (Japan)	$ 4,090
AUTOMOBILES—0.8%
524,653	Mahindra & Mahindra Ltd. GDR (India)[1]	4,806
BANKS—4.0%
974,200	Public Bank BHD (Malaysia)	5,303
630,006	Svenska Handelsbanken AB (Sweden)[2]	6,882
532,127	United Overseas Bank Ltd. (Singapore)	10,897
		23,082
BEVERAGES—4.1%
4,911,900	Thai Beverage PCL (Thailand)	3,034
549,166	Treasury Wine Estates Ltd. (Australia)	6,661
1,518,000	Tsingtao Brewery Co. Ltd. (China)	9,684
465,064	United Spirits Ltd. (India)*	3,752
		23,131
BUILDING PRODUCTS—1.4%
149,228	Kingspan Group plc (Ireland)	7,845
CAPITAL MARKETS—3.5%
539,668	Hargreaves Lansdown plc (United Kingdom)	15,941
805,845	Jupiter Fund Management plc (United Kingdom)	3,955
		19,896
CHEMICALS—4.5%
428,601	Asian Paints Ltd. (India)	9,021
161,160	Johnson Matthey plc (United Kingdom)	7,031
210,641	Novozymes AS (Denmark)	9,832
		25,884
COMMERCIAL SERVICES & SUPPLIES—0.9%
374,212	HomeServe plc (United Kingdom)	5,304
DIVERSIFIED FINANCIAL SERVICES—1.4%
169,145	Investor AB Class B (Sweden)	8,067
ELECTRICAL EQUIPMENT—3.0%
111,619	Legrand SA (France)	8,210
62,000	Nidec Corp. (Japan)	8,856
		17,066
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
673,342	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)*,1	3,826
9,900	Keyence Corp. (Japan)	6,186
95,700	Murata Manufacturing Co. Ltd. (Japan)	4,805
		14,817
ENERGY EQUIPMENT & SERVICES—0.7%
612,893	John Wood Group plc (United Kingdom)	3,757
ENTERTAINMENT—1.1%
44,445	Spotify Technology SA (Sweden)*	6,034
FOOD & STAPLES RETAILING—4.3%
351,845	Clicks Group Ltd. (South Africa)	4,815
432,660	Jeronimo Martins SGPS SA (Portugal)	7,052
359,000	Raia Drogasil SA (Brazil)*	6,330
56,900	Sugi Holdings Co. Ltd. (Japan)	2,878
1,254,600	Wal-Mart de Mexico SAB de CV (Mexico)*	3,686
		24,761
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
88,543	Cochlear Ltd. (Australia)	$ 11,704
659,200	Olympus Corp. (Japan)	7,399
91,900	Sysmex Corp. (Japan)	5,266
		24,369
HOUSEHOLD PRODUCTS—1.0%
135,700	Pigeon Corp. (Japan)	5,810
INDUSTRIAL CONGLOMERATES—1.6%
55,600	Jardine Matheson Holdings Ltd. (Singapore)	3,660
138,100	Jardine Strategic Holdings Ltd. (Singapore)	5,224
		8,884
INSURANCE—4.9%
1,194,000	AIA Group Ltd. (Hong Kong)	12,226
11,088	Fairfax Financial Holdings Ltd. (Canada)	5,287
335,700	MS&AD Insurance Group Holdings Inc. (Japan)	10,435
		27,948
INTERACTIVE MEDIA & SERVICES—6.4%
1,344,124	Auto Trader Group plc (United Kingdom)[3]	9,936
39,214	Baidu Inc. ADR (China)*,4	6,518
278,200	Kakaku.com Inc. (Japan)	5,732
24,555	Naver Corp. (South Korea)	2,515
1,643,452	Rightmove plc (United Kingdom)	11,621
		36,322
INTERNET & DIRECT MARKETING RETAIL—8.0%
83,675	Alibaba Group Holding Ltd. ADR (China)*,4	15,528
78,260	ASOS plc (United Kingdom)*	4,013
141,905	Ctrip.com International Ltd. ADR (China)*,4	6,251
245,416	JD.com Inc. ADR (China)*,4	7,429
100,996	MakeMyTrip Ltd. (India)*	2,546
215,443	Zalando SE (Germany)*,3	10,153
		45,920
IT SERVICES—3.1%
65,653	Bechtle AG (Germany)	6,759
44,911	Shopify Inc. Class A (Canada)*	10,937
		17,696
LEISURE PRODUCTS—1.2%
44,700	Shimano Inc. (Japan)	6,570
LIFE SCIENCES TOOLS & SERVICES—1.7%
13,397	Mettler-Toledo International Inc. (Switzerland)*	9,984
MACHINERY—7.8%
162,695	Atlas Copco AB Class A (Sweden)[2]	5,078
156,158	Atlas Copco AB Class B (Sweden)[2]	4,448
151,787	Epiroc AB Class A (Sweden)*	1,569
425,397	Epiroc AB Class B (Sweden)*	4,210
124,204	Kone OYJ (Finland)	6,825
37,843	Schindler Holding AG (Switzerland)	8,179
23,600	SMC Corp. (Japan)	9,857
203,837	Weir Group plc (United Kingdom)	4,430
		44,596
MEDIA—2.9%
65,278	Naspers Ltd. (South Africa)	16,793

34

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—3.5%
78,000	Kao Corp. (Japan)	$ 6,021
174,300	Shiseido Co. Ltd. (Japan)	13,710
		19,731
PROFESSIONAL SERVICES—2.2%
101,829	Intertek Group plc (United Kingdom)	7,122
415,070	SEEK Ltd. (Australia)	5,331
		12,453
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
42,940	ASML Holding NV (Netherlands)	8,966
341,228	Infineon Technologies AG (Germany)	8,089
329,421	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[4]	14,435
14,113	U-Blox Holding AG (Switzerland)*,2	1,185
		32,675
SPECIALTY RETAIL—1.8%
333,721	Industria de Diseno Textil SA (Spain)[2]	10,105
TEXTILES, APPAREL & LUXURY GOODS—4.5%
42,826	adidas AG (Germany)	11,032
230,036	Burberry Group plc (United Kingdom)	6,063
119,164	Cie Financiere Richemont SA (Switzerland)	8,711
		25,806
THRIFTS & MORTGAGE FINANCE—1.9%
373,600	Housing Development Finance Corp. Ltd. (India)	10,721
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—1.2%
63,300	SoftBank Group Corp. (Japan)	$ 6,712
TOTAL COMMON STOCKS
(Cost $484,232)		551,635

PREFERRED STOCKS—1.8%
(Cost $7,277)
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
54,706	Sartorius AG (Germany)	10,044

SHORT-TERM INVESTMENTS—3.7%
(Cost $21,349)
Principal Amount
$21,349	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.510%)	21,349
TOTAL INVESTMENTS—102.2%
(Cost $512,858)		583,028
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.2)%		(12,573)
TOTAL NET ASSETS—100.0%		$570,455

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 21,608	$—	$ 21,608
Europe	16,018	222,370	—	238,388
Latin America	10,016	—	—	10,016
Middle East/Central Asia	2,546	28,300	—	30,846
North America	16,224	—	—	16,224
Pacific Basin	50,161	184,392	—	234,553
Preferred Stocks
Europe	—	10,044	—	10,044
Short-Term Investments
Investment Company-Securities Lending Investment Fund	21,349	—	—	21,349
Total Investments in Securities	$116,314	$466,714	$—	$583,028
There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
35

Harbor International Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations.
2	All or a portion of this security was out on loan as of April 30, 2019.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $20,089 or 4% of net assets.
4	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
36

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Baring International Investment Limited
20 Old Bailey
London, EC4M 7BF
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.*
Investment Objective
The Fund seeks long-term growth of capital.
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the six-month period to April 30, 2019, the international small cap market has proved volatile. From the beginning of November 2018 to the end of April 2019, the MSCI EAFE Small Cap (ND) Index has risen 5.89%. All returns are in U.S. Dollars.
During the first two months of the period, November and December 2018, international small cap, and equity markets worldwide, fell sharply, impacted by deteriorating confidence in global economic growth prospects and fears that the geopolitical background was deteriorating. By the end of 2018, however, share prices had fallen back so sharply that valuation levels had become more attractive, while concerns about geopolitical risks abated somewhat. Forecasts for global trade growth in 2019 were boosted by strong data from the United States, and hopes of stimulus programs in China, while globally central banks highlighted their willingness to maintain their overall stimulatory monetary policy stances. As a result, despite the volatility in benchmark indices over the period, the Fund’s return over the period was positive, reflecting a strong rebound in the MSCI EAFE Small Cap (ND) Index after the new year began.
Performance
Harbor International Small Cap Fund returned 5.66% (Retirement Class), 5.67% (Institutional Class), 5.49% (Administrative Class), and 5.37% (Investor Class) over the period. This return is slightly below that of the MSCI EAFE Small Cap (ND) Index over the period.
During the period the leading sectors in the MSCI EAFE Small Cap (ND) Index in terms of share price performances were the Information Technology and Consumer Discretionary sectors. The Fund’s allocation to these sectors is less than that of the Index; however, strong stock selection decisions in these sectors mitigated the impact of the lower exposure. In other sectors, stock selection decisions also boosted the relative return of the portfolio, while allocation to these other sectors had limited effect on the Fund’s relative returns.
From a geographic perspective, the most significant contributors to Index returns during the period were the Pacific ex-Japan region and the U.K. The Fund has a limited exposure to the Pacific ex-Japan region, however, investments in small cap companies exposed to China, which are considered Emerging Market companies, performed very strongly over the period, mitigating the impact on relative return of the limited exposure to Australian and Hong Kong small cap companies. The Fund holdings in U.K. small cap companies performed strongly over the period, boosted by generally strong stock selection as evidenced by encouraging corporate news flow from a number of the Fund’s holdings. Over the period as a whole the Fund’s European and Japanese holdings performed relatively strong, compared to their regional peers.
Over the period the Fund’s worst performing individual holding was Cosmos Pharmaceutical, the Japanese drug store chain, which released results for the first nine months of their financial year that disappointed expectations. While Cosmos Pharmaceutical has a strong range of proprietary nutrition, cosmetics and beauty products, the dull Japanese environment for retail sales and weakening trends in inbound tourism from Asian travelers impacted the company’s growth prospects. TGS-Nopec, the Norwegian oil services company which is a world-leader in the provision of seismic survey data for oil exploration, also performed weakly, in large part reflecting general uncertainties among investors about the longer-term outlook for oil prices.

*	Effective May 23, 2019, the Board of Trustees of Harbor Funds appointed Cedar Street Asset Management LLC (“Cedar Street”) to serve as the subadviser to Harbor International Small Cap Fund. Cedar Street replaced Baring International Investment Limited as subadviser to the Fund.
37

Harbor International Small Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	5.66%	-7.95%	N/A	9.51%
Institutional Class[1]	5.67	-8.01	N/A	9.45
Administrative Class[1]	5.49	-8.27	N/A	9.15
Investor Class[1]	5.37	-8.36	N/A	9.04
Comparative Index
MSCI EAFE Small Cap (ND)[1]	5.89%	-7.88%	N/A	10.46%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.88% (Net) and 1.08% (Gross) (Retirement Class); 0.96% (Net) and 1.16% (Gross) (Institutional Class); 1.21% (Net) and 1.41% (Gross) (Administrative Class); and 1.33% (Net) and 1.53% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
U.K. and European small cap companies were among the best performing individual holdings over the period, including athleisure footwear group JD Sports, which is enjoying strong sales growth and expanding internationally; and imaging technology specialist Barco, the Belgian company that is the global leader in next generation digital cinema projectors. The Fund also benefited from a take-over offer for DNA, the Finnish mobile phone service provider, from their Scandinavian peer Telenor.
Outlook & Strategy
Our outlook for the Fund remains positive with regard to the long-term potential for the asset class, and more importantly, the stock selection opportunities within this diverse and entrepreneurial group of companies.
Following the positive returns generated during the last six months, rebounding from the losses made in the previous period, the valuation of the asset class has increased, while forecasts for profits growth in 2019 continue to be subjected to downwards revision. Therefore, in the very short term, we believe that companies in the Fund’s benchmark range are less clearly over-sold than they were at the beginning of the year, and are valued, as an average across the MSCI EAFE Small Cap (ND) Index, closer to the higher end of their historic range on a number of valuation measures, implying that indices might find further progress more hard-won over the coming months. Furthermore, macro-level and political challenges identified at the beginning of the year remain unresolved amid persistent pressures on corporate profitability from tariffs, input costs and demand.
In the U.K., Brexit discussions continue to dominate headlines, with no greater certainty on Britain’s future trading relationship with the E.U. We believe that the most likely development at present seems to be that deadlines will be postponed, with the grudging acquiescence of the E.U. For the U.K. domestic economy, the uncertainties are having a negative impact: investment decisions are being postponed, and property prices and consumer spending are stagnating. The Brexit negotiations to some extent have distracted from domestic economic developments elsewhere in the E.U. Most European economies experienced a marked slow-down in the second half of 2018, with business confidence declining although unemployment and consumer spending trends are still improving.
Business confidence in Japan also deteriorated over recent months, in part due to concerns about the Chinese economy, but also reflecting fears that inbound tourism numbers are falling. Domestic enthusiasm for Prime Minister Abe’s leadership has declined and tax increases are due this year. More positively, however, Japanese companies continue to increase their focus on efficiency gains and on shareholder returns while construction trends and 5G spending are very strong. Australian business confidence is similarly affected by developments in China, although the recent general election results have been more favorable for investor sentiment than had been forecast.
In summary, economic growth was widely anticipated to slow in 2019, and so far this year the more cautious forecasters have seen their caution confirmed. Nevertheless, economic growth and global trade growth remain positive, despite continuing delays to the resolution of the U.S.-China tariff disputes. We believe it is likely that equity markets will prove more volatile over the coming months, however, we believe that investors in the Fund may benefit from a wide range of stock selection possibilities. It is our view that while for the MSCI EAFE Small Cap (ND) Index as a whole profit growth forecasts are continuing to be revised down, selected individual companies with exposure to growth opportunities should continue to perform strongly.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 04/30/2019.
This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor International Small Cap Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	JD Sports Fashion plc	1.3%
❷	B&M European Value Retail SA	1.2%
❸	Barco NV	1.2%
❹	CompuGroup Medical SE	1.2%
❺	Cranswick plc	1.2%
❻	HomeServe plc	1.2%
❼	Intermediate Capital Group plc	1.2%
❽	Marshalls plc	1.2%
❾	Relo Group Inc.	1.2%
❿	Cosmos Pharmaceutical Corp.	1.1%

Sector Allocation (% of investments)
(Excludes short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
39

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.8%
Shares		Value
AEROSPACE & DEFENSE—1.0%
300,042	Senior plc (United Kingdom)	$ 908
AUTO COMPONENTS—1.9%
30,055	Cie Plastic Omnium SA (France)[1]	911
30,200	Nifco Inc. (Japan)	852
		1,763
BANKS—3.2%
17,619	Bawag Group AG (Austria)[2]	857
165,300	Chiba Bank Ltd. (Japan)	868
34,400	Fukuoka Financial Group Inc. (Japan)	803
353,740	Unicaja Banco SA (Spain)[2]	408
		2,936
BUILDING PRODUCTS—0.7%
56,500	Sanwa Holdings Corp. (Japan)	680
CAPITAL MARKETS—4.3%
46,285	Close Brothers Group plc (United Kingdom)	938
13,494	Euronext NV (Netherlands)[2]	938
71,808	Intermediate Capital Group plc (United Kingdom)	1,110
23,600	JAFCO Co. Ltd. (Japan)	893
		3,879
CHEMICALS—3.8%
97,363	Hexpol AB (Sweden)	761
273,423	Incitec Pivot Ltd. (Australia)	650
26,900	NOF Corp. (Japan)	959
14,600	Okamoto Industries Inc. (Japan)	756
65,804	Synthomer plc (United Kingdom)	360
		3,486
COMMERCIAL SERVICES & SUPPLIES—5.9%
26,800	AEON Delight Co. Ltd. (Japan)*	902
14,750	Befesa SA (Luxembourg)*,2	647
144,304	Biffa plc (United Kingdom)[2]	447
572,351	Cleanaway Waste Management Ltd. (Australia)	909
80,126	HomeServe plc (United Kingdom)	1,136
49,124	Securitas AB (Sweden)	859
24,562	SPIE SA (France)	474
		5,374
CONSTRUCTION & ENGINEERING—4.2%
33,100	COMSYS Holdings Corp. (Japan)	871
34,800	Kyowa Exeo Corp. (Japan)	952
65,724	Maire Tecnimont SpA (Italy)	235
13,400	SHO-BOND Holdings Co. Ltd. (Japan)	921
45,600	Toshiba Plant Systems & Services Corp. (Japan)	819
		3,798
CONSTRUCTION MATERIALS—1.2%
133,144	Marshalls plc (United Kingdom)	1,121
CONSUMER FINANCE—1.0%
9,675	Cembra Money Bank AG (Switzerland)*	899
CONTAINERS & PACKAGING—2.7%
210,084	DS Smith plc (United Kingdom)	981
389,810	Orora Ltd. (Australia)	833
63,395	RPC Group plc (United Kingdom)	654
		2,468
COMMON STOCKS—Continued
Shares		Value
DISTRIBUTORS—1.0%
16,500	Paltac Corp. (Japan)	$ 911
DIVERSIFIED CONSUMER SERVICES—0.9%
929,000	Fu Shou Yuan International Group Ltd. (Cayman Islands)	797
DIVERSIFIED FINANCIAL SERVICES—1.4%
11,061	Eurazeo SE (France)	868
8,872	KBC Ancora CVA (Belgium)	453
		1,321
DIVERSIFIED TELECOMMUNICATION SERVICES—2.1%
41,607	DNA OYJ (Finland)	991
107,683	Infrastrutture Wireless Italiane SpA (Italy)[2]	893
		1,884
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
5,981	Barco NV (Belgium)	1,064
27,952	Spectris plc (United Kingdom)	1,004
		2,068
ENERGY EQUIPMENT & SERVICES—1.8%
115,131	Hunting plc (United Kingdom)	885
27,784	TGS-NOPEC Geophysical Co. (Norway)	726
		1,611
ENTERTAINMENT—0.9%
14,400	Kinepolis Group NV (Belgium)	857
FOOD & STAPLES RETAILING—1.9%
6,400	Cosmos Pharmaceutical Corp. (Japan)	1,023
29,879	MARR SpA (Italy)	726
		1,749
FOOD PRODUCTS—6.5%
61,163	AAK AB (Sweden)	994
9,407	Bakkafrost P/F (Faeroe Islands)	483
159,455	Costa Group Holdings Ltd. (Australia)	638
29,291	Cranswick plc (United Kingdom)	1,109
20,400	Morinaga & Co. Ltd./Japan (Japan)	852
36,300	Nichirei Corp. (Japan)	841
96,590	Tate & Lyle plc (United Kingdom)	968
		5,885
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
4,440	Diasorin SpA (Italy)	434
51,600	Nakanishi Inc. (Japan)	994
		1,428
HEALTH CARE PROVIDERS & SERVICES—3.5%
48,734	Amplifon SpA (Italy)	938
33,811	Fagron NV (Belgium)	672
7,864	Orpea SA (France)	959
70,764	UDG Healthcare plc (Ireland)	607
		3,176
HEALTH CARE TECHNOLOGY—1.2%
16,087	CompuGroup Medical SE (Germany)	1,067
HOTELS, RESTAURANTS & LEISURE—2.5%
147,866	Dalata Hotel Group plc (Ireland)	977
50,930	Scandic Hotels Group AB (Sweden)[2]	474
90,312	SSP Group plc (United Kingdom)	821
		2,272

40

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD PRODUCTS—1.1%
22,800	Pigeon Corp. (Japan)	$ 976
INSURANCE—3.2%
21,506	ASR Nederland NV (Netherlands)	957
131,949	Beazley plc (United Kingdom)	994
18,406	Topdanmark AS (Denmark)	993
		2,944
IT SERVICES—4.1%
838,000	Chinasoft International Ltd. (Cayman Islands)*	479
71,968	Indra Sistemas SA (Spain)*	849
155,261	Link Administration Holdings Ltd. (Australia)	833
26,000	NET One Systems Co. Ltd. (Japan)	675
19,400	SCSK Corp. (Japan)*	922
		3,758
LEISURE PRODUCTS—1.0%
74,881	Technogym SpA (Italy)[2]	919
LIFE SCIENCES TOOLS & SERVICES—2.2%
13,432	Gerresheimer AG (Germany)	1,012
4,389	Tecan Group AG (Switzerland)	991
		2,003
MACHINERY—5.2%
2,148	Bucher Industries AG (Switzerland)	729
436,000	CIMC Enric Holdings Ltd. (China)	425
60,300	Fuji Corp./Aichi (Japan)	911
45,800	OSG Corp. (Japan)	922
30,200	THK Co. Ltd. (Japan)	799
43,353	Weir Group plc (United Kingdom)	942
		4,728
MEDIA—1.0%
14,036	Stroeer SE & Co. KGAA (Germany)	951
MULTILINE RETAIL—2.1%
211,988	B&M European Value Retail SA (United Kingdom)	1,093
38,700	Marui Group Co. Ltd. (Japan)	787
		1,880
MULTI-UTILITIES—1.1%
280,404	Hera SpA (Italy)	998
OIL, GAS & CONSUMABLE FUELS—2.0%
10,222	Gaztransport Et Technigaz SA (France)	925
20,158	Koninklijke Vopak NV (Netherlands)	900
		1,825
PROFESSIONAL SERVICES—4.3%
35,633	AF Poyry AB (Sweden)	665
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
70,534	Applus Services SA (Spain)	$ 886
396,316	Hays plc (United Kingdom)	786
6,800	Insource Co. Ltd. (Japan)	143
34,300	Nihon M&A Center Inc. (Japan)	979
7,800	TechnoPro Holdings Inc. (Japan)	469
		3,928
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.9%
590,000	China Jinmao Holdings Group Ltd. (Hong Kong)	382
91,600	Hulic Co. Ltd. (Japan)	790
22,800	Katitas Co. Ltd. (Japan)	760
10,653	Nexity SA (France)	498
40,300	Relo Group Inc. (Japan)	1,101
		3,531
SPECIALTY RETAIL—3.9%
15,000	ABC-Mart Inc. (Japan)	932
52,600	BIC Camera Inc. (Japan)	564
42,197	Grandvision NV (Netherlands)[2]	950
139,772	JD Sports Fashion plc (United Kingdom)	1,149
		3,595
TEXTILES, APPAREL & LUXURY GOODS—1.0%
495,000	Li Ning Co. Ltd. (China)*	899
THRIFTS & MORTGAGE FINANCE—1.1%
168,237	Paragon Banking Group plc (United Kingdom)	1,008
TRADING COMPANIES & DISTRIBUTORS—1.1%
12,374	IMCD Group NV (Netherlands)	1,000
TOTAL COMMON STOCKS
(Cost $84,128)		87,281

SHORT-TERM INVESTMENTS—0.7%
(Cost $663)
Principal Amount
$663	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.510%)	663
TOTAL INVESTMENTS—96.5%
(Cost $84,791)		87,944
CASH AND OTHER ASSETS, LESS LIABILITIES—3.5%		3,167
TOTAL NET ASSETS—100.0%		$91,111

FORWARD CURRENCY CONTRACTS OPEN
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank London	$ 171	JPY 198,464	05/07/2019	$ 6
State Street Bank London	JPY 41,878	$ 375	05/07/2019	(1)
Total Forward Currency Contracts				$ 5

41

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ —	$53,809	$—	$53,809
Latin America	—	1,701	—	1,701
Pacific Basin	—	31,771	—	31,771
Short-Term Investments
Investment Company-Securities Lending Investment Fund	663	—	—	663
Total Investments in Securities	$663	$87,281	$—	$87,944
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 6	$—	$ 6
Total Financial Derivative Instruments - Assets	$ —	$ 6	$—	$ 6
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (1)	$—	$ (1)
Total Financial Derivative Instruments-Liabilities	$ —	$ (1)	$—	$ (1)
Total Investments	$663	$87,286	$—	$87,949
There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	All or a portion of this security was out on loan as of April 30, 2019.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $6,533 or 7% of net assets.
JPY	Japanese Yen
The accompanying notes are an integral part of the Financial Statements.
42

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Michael F. Raab, CFA

Management’s Discussion of
Fund Performance
Market Review
Global equities, as measured by the MSCI All Country World (ND) Index, rose during the six-month period ending April 30, 2019. The strength was broad-based, with merely four constituent countries posting a negative return. Of the 44 countries that advanced during the period, 18 rose by double digits.
The path wasn’t smooth. Calendar year 2018 finished as the worst year for the MSCI All Country World Index since 2008, and December saw a decline of more than 7%. However, the turning of the calendar turned the tide, resulting in a 16% year-to-date gain. Last year’s concerns about a global growth slowdown persist, but stocks broadly rerated on resilient U.S. economic data, better-than-feared corporate earnings, and easing U.S.-China trade tensions. Worldwide monetary easing—in a reversal from 2018 policy—provided an additional boost to global markets.
The U.S. contributed most to global equity returns, as the country’s equity markets hit all-time highs. China was another bright spot, as trade deal optimism, an announced government stimulus, oversold conditions, and the news that MSCI plans to include more mainland Chinese shares in its benchmark indexes all contributed to equity market gains. All sectors made a positive contribution during the period, led by the faster-growing Information Technology and Consumer Discretionary sectors.
Performance
Over the six-month period ending April 30, 2019, Harbor Global Leaders Fund returned 16.85% (Retirement Class), 16.79% (Institutional Class), 16.68% (Administrative Class), and 16.60% (Investor Class) versus the 9.37% return for the MSCI All Country World (ND) Index. Security selection was the main driver of relative results for the period and the Fund also benefitted from a supportive market environment.
U.S.-Canada businesses contributed most to relative investment results, especially in the Industrials and Information Technology sectors. The Mid-East & Africa was the sole regional detractor, as the Fund had a zero percent weighting to the region, which posted a double-digit rise.
The largest absolute contributors to investment results were TransDigm, HDFC Bank, Alimentation Couche-Tard, Alibaba, and Visa.
HDFC Bank continues to track our long-term investment case. In the most recent quarter, the business reported 24% year-over-year loan growth, which translated to a 23% increase in net income. The key operating metrics—margins, cost-to-income, and cost of credit—were all in line with our estimates. While retail growth of 19% was slower than expected, we believe this reflected a cyclical slowdown in some products, such as auto loans. The Fund’s outlook remains unchanged, and importantly, the absolute level of growth was still strong. HDFC Bank made the strategic decision over a decade ago to be a retail-oriented bank, focused on financing the needs of India’s growing middle class. This decision has enabled it to largely avoid the capital exependiture- and infrastructure-driven bad-asset cycles that have plagued the Indian banking sector over the past decade. Over our investment horizon, we expect HDFC Bank to continue to take market share from public-sector banks, building on its existing market leadership (which includes 25% share of non-mortgage retail loans, and leading positions in credit card issuance and wealth management product distribution). We believe that the company’s key drivers of growth include 1) monetization of its large existing client base, 2) partnerships with leading platforms to expand geographic reach and channel diversity, and 3) continued product digitalization and customer experience improvements.
43

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	16.85%	18.76%	11.23%	15.71%
Institutional Class	16.79	18.65	11.18	15.68
Administrative Class	16.68	18.38	10.91	15.39
Investor Class	16.60	18.27	10.78	15.25
Comparative Index
MSCI All Country World (ND)	9.37%	5.06%	6.96%	11.11%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.83% (Net) and 0.97% (Gross) (Retirement Class); 0.91% (Net) and 1.05% (Institutional Class); 1.16% (Net) and 1.30% (Gross) (Administrative Class); and 1.28% (Net) and 1.42% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The largest absolute detractors from investment results were EssilorLuxottica, Fresenius Medical Care, UnitedHealth, Booking, and Ross Stores.
Shares of Fresenius Medical Care sold off sharply in December 2018. We believe the company’s new investor relations team struggled to communicate a confluence of business changes, including International Financial Reporting Standards revenue-recognition practices, foreign-exchange headwinds, and business restructuring. The unexpectedly weak pre-announced third-quarter 2018 results, along with lowered fiscal-year 2018 guidance, exacerbated the business’s challenges. Fresenius misexecuted on its commercially insured dialysis business, which is a major contributor to profitability, given the higher margins than Medicare patients. While Fresenius continues to be a leader in the oligopolistic kidney dialysis market, the business’s growth profile is maturing, and we believe it will take several quarters to work through its issues. The Fund sold its position in December 2018.
The Fund initiated positions in Boston Scientific, Equinix, Roper Technologies, and Texas Instruments during the period. It exited Booking, Fomento Economico Mexicano, Fresenius Medical Care, and Sands China. There were no material changes to the Fund’s regional or sector positioning.
Outlook & Strategy
Our investment philosophy is rooted in the belief that over time, common stock price appreciation follows the earnings power and growth of underlying businesses. We seek to invest in businesses that are dominators, disruptors, and scale leaders. These types of businesses either drive or benefit from change. In our view, sustainable growth derives from the combination of leadership and competitive advantage, and these types of businesses are best positioned for future earnings growth.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
44

Harbor Global Leaders Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Visa Inc.	5.0%
❷	Safran SA	4.5%
❸	TransDigm Group Inc.	4.4%
❹	Alimentation Couche-Tard Inc.	4.1%
❺	Adobe Inc.	4.0%
❻	Recruit Holdings Co. Ltd.	3.9%
❼	HDFC Bank Ltd. ADR	3.7%
❽	Keyence Corp.	3.6%
❾	salesforce.com Inc.	3.6%
❿	Zoetis Inc.	3.6%

Sector Allocation (% of investments)
(Excludes short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
45

Harbor Global Leaders Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.1%
Shares		Value
AEROSPACE & DEFENSE—8.9%
23,915	Safran SA (France)	$ 3,486
7,095	TransDigm Group Inc. (United States)*	3,423
		6,909
AUTO COMPONENTS—2.6%
23,875	Aptiv plc (United States)	2,046
BANKS—3.8%
25,350	HDFC Bank Ltd. ADR (India)[1]	2,906
BIOTECHNOLOGY—1.3%
7,425	CSL Ltd. (Australia)	1,042
CAPITAL MARKETS—4.0%
24,350	Intercontinental Exchange Inc. (United States)	1,981
5,500	Moody's Corp. (United States)	1,081
		3,062
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.6%
4,430	Keyence Corp. (Japan)	2,768
ENTERTAINMENT—1.5%
17,350	Live Nation Entertainment Inc. (United States)*	1,134
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.0%
3,440	Equinix Inc. (United States)	1,564
FOOD & STAPLES RETAILING—4.1%
54,075	Alimentation Couche-Tard Inc. (Canada)	3,188
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
37,500	Boston Scientific Corp. (United States)*	1,392
HEALTH CARE PROVIDERS & SERVICES—2.1%
6,975	UnitedHealth Group Inc. (United States)	1,626
HOTELS, RESTAURANTS & LEISURE—2.3%
23,145	Starbucks Corp. (United States)	1,798
INDUSTRIAL CONGLOMERATES—2.1%
4,450	Roper Technologies Inc. (United States)	1,601
INSURANCE—2.2%
169,600	AIA Group Ltd. (Hong Kong)	1,737
INTERACTIVE MEDIA & SERVICES—4.1%
1,780	Alphabet Inc. Class A (United States)*	2,134
151,700	Rightmove plc (United Kingdom)	1,073
		3,207
INTERNET & DIRECT MARKETING RETAIL—3.3%
13,650	Alibaba Group Holding Ltd. ADR (China)*,1	2,533
IT SERVICES—5.0%
23,639	Visa Inc. (United States)	3,887
MULTILINE RETAIL—4.1%
16,650	Dollar General Corp. (United States)	2,099
16,550	Pan Pacific International Holdings Corp. (Japan)	1,067
		3,166
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—3.6%
27,250	Zoetis Inc. (United States)	$ 2,775
PROFESSIONAL SERVICES—6.5%
100,850	Recruit Holdings Co. Ltd. (Japan)	3,037
14,435	Verisk Analytics Inc. (United States)	2,037
		5,074
ROAD & RAIL—1.6%
6,915	Union Pacific Corp. (United States)	1,224
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.4%
51,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	2,235
16,550	Texas Instruments Inc. (United States)	1,950
		4,185
SOFTWARE—15.1%
10,550	Adobe Inc. (United States)*	3,051
8,795	Dassault Systemes SE (France)	1,393
9,575	Intuit Inc. (United States)	2,404
16,900	salesforce.com Inc. (United States)*	2,794
12,225	Temenos Group AG (Switzerland)*	2,034
		11,676
SPECIALTY RETAIL—3.9%
51,125	Industria de Diseno Textil SA (Spain)[2]	1,548
14,900	Ross Stores Inc. (United States)	1,455
		3,003
TEXTILES, APPAREL & LUXURY GOODS—4.2%
10,825	EssilorLuxottica SA (France)	1,319
21,825	NIKE Inc. (United States)	1,917
		3,236
TOTAL COMMON STOCKS
(Cost $58,403)		76,739

SHORT-TERM INVESTMENTS—1.8%
(Cost $1,428)
Principal Amount
$1,428	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.510%)	1,428
TOTAL INVESTMENTS—100.9%
(Cost $59,831)		78,167
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(663)
TOTAL NET ASSETS—100.0%		$77,504

46

Harbor Global Leaders Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS OPEN
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank and Trust Co.	$ 6	JPY 2,703	05/09/2019	$ —

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ —	$10,853	$—	$10,853
Middle East/Central Asia	2,906	—	—	2,906
North America	48,561	—	—	48,561
Pacific Basin	4,768	9,651	—	14,419
Short-Term Investments
Investment Company-Securities Lending Investment Fund	1,428	—	—	1,428
Total Investments in Securities	$57,663	$20,504	$—	$78,167
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ —	$—	$ —
Total Financial Derivative Instruments - Assets	$ —	$ —	$—	$ —
Total Investments	$57,663	$20,504	$—	$78,167
There were no Level 3 investments at April 30, 2019 or October 31,2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	All or a portion of this security was out on loan as of April 30, 2019.
JPY	Japanese Yen
The accompanying notes are an integral part of the Financial Statements.
47

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank J. Carroll
Since 2013
Timothy D. Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank J. Carroll

Timothy D. Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging markets equities performed well during the six-months ended April 30, 2019. The asset class outperformed developed markets during the global sell-off that occurred in the fourth quarter of 2018. Following this sell-off, financial markets enjoyed a strong start to 2019 largely due to policy shifts in the United States and China. The U.S. Federal Reserve (Fed) backed away from its monetary tightening stance in response to economic slowness and weak equity and credit market performance in the fourth quarter of 2018. The Fed articulated a timetable to end its quantitative tightening program and eliminated 2019 rate hikes from its dot plot. Although a U.S.-China trade agreement has not been struck, the market has been reassured via multiple tweets and White House announcements that negotiations are progressing and an agreement is ever closer. China has implemented an array of stimulus measures, including faster credit growth, cuts in personal and value-added taxes, increased infrastructure spending and other targeted policies. By the end of March, the purchasing managers index strengthened, property sales bounced, and consensus growth expectations firmed.
Performance
Harbor Emerging Markets Equity Fund returned 15.05% (Retirement Class), 14.97% (Institutional Class), 16.25% (Administrative Class), and 14.72% (Investor Class) for the six months ended April 30, 2019, compared to the 13.76% return of the MSCI Emerging Markets (ND) Index.
Although the MSCI Emerging Markets (ND) Index return was strong, the rally was not uniform. China was by far the strongest large market, and due to its heavy index weight it supported the Index. However, most countries trailed the benchmark return. Consistent with our bottom-up process, the bulk of the Fund’s outperformance was driven by individual stock selection. Stock selection in Indonesia, China and Russia drove relative performance, along with our overweight allocation to China. Stock selection in Brazil detracted from relative performance. By sector, stock selection among Consumer Staples, Communication Services, Financials, Materials and Health Care contributed to relative performance, while stock selection among Information Technology detracted. Our overweight exposure to Energy and underweight exposures to Communication Services and Consumer Discretionary had a negative effect. Finally, growth stocks outperformed value during the period, creating a headwind for the Fund given our value bias.
Outlook & Strategy
Entering 2019, our bull case for emerging markets was summarized:
•	Emerging markets equities are cheap relative to developed markets and their own historical trading multiples, as well as in absolute terms. The index ended 2018 at multiples of less than 1.5 times book and less than 12 times trailing earnings. The Fund trades at discounts to the market on both of these measures.
•	The Fed turned more dovish late in 2018. As we near the end of the tightening cycle, the headwinds facing emerging markets will ease.
•	The U.S. Dollar has been appreciating against the Trade Weighted Broad Dollar Index since 2011 (despite a down year in 2017). Most emerging markets currencies are in our view undervalued or deeply undervalued on purchasing power parity measures. Weakness in the U.S. Dollar would be positive for international stocks.
48

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	15.05%	-2.57%	3.30%	2.47%
Institutional Class[1]	14.97	-2.72	3.26	2.43
Administrative Class[1]	16.25	-1.67	3.28	2.41
Investor Class[1]	14.72	-3.08	2.88	2.05
Comparative Index
MSCI Emerging Markets (ND)[1]	13.76%	-5.04%	4.04%	3.10%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 1.08% (Net) and 1.27% (Gross) (Retirement Class); 1.16% (Net) and 1.35% (Gross) (Institutional Class); 1.41% (Net) and 1.60% (Gross) (Administrative Class); and 1.53% (Net) and 1.72% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
•	The Trump administration softened China trade rhetoric late in 2018. A trade deal that stops short of ending globalization would reduce uncertainty and allow companies to plan and to invest again.
•	The Chinese government ended 2018 in easing mode and will ease more in 2019.
During the first few months of 2019, the U.S. Dollar was stable in a tight range, but otherwise the emerging markets equity asset class, particularly Chinese equities, benefited from favorable developments in these areas. However, as highlighted above, the asset class also experienced significant performance dispersion by country, sector, and within countries and sectors, and the rally was China-centric.
The markets rose ahead of clear improvements in fundamentals, as markets often do. Recent market research shows the ratio of estimates of upgrades to earnings downgrades troughed in January, at about the same weak level reached at the end of 2015; the only materially weaker period for this earnings revision ratio was during the global financial crisis. Barring a recession, we believe that the worst periods of earnings estimate downgrades may have already occurred. Our job will be to identify stocks priced for excessive pessimism that have the highest upside potential. As mentioned above, there is also a heavy political calendar this year. We believe significant dispersion, beaten-down expectations and macro events create a fertile opportunity for active managers in a diverse asset class like emerging markets.
The Fund is overweight China, and retains smaller overweight exposures to Russia, Indonesia and Brazil. We believe a resolution of the trade war would be taken very well by Chinese and Asian markets. We remain underweight Taiwan, and have no exposure to Turkey, Malaysia and Argentina. By sector, the Fund is overweight Financials and Energy and underweight Consumer Discretionary. As always, our main focus is to follow our bottom-up process to find what we believe to be good quality names, no matter the country or sector, which we believe will perform well over the long-term.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 04/30/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
49

Harbor Emerging Markets Equity Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Holdings (% of net assets)
❶	Tencent Holdings Ltd.	6.9%
❷	Samsung Electronics Co. Ltd.	4.8%
❸	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9%
❹	China Construction Bank Corp.	3.8%
❺	ICICI Bank Ltd. ADR	3.3%
❻	Ping An Insurance Group Co. of China Ltd.	3.1%
❼	Lukoil PJSC ADR	2.8%
❽	Sberbank of Russia PJSC ADR	2.8%
❾	Itau Unibanco Holding SA ADR	2.4%
❿	Petroleo Brasileiro SA ADR	2.3%

Sector Allocation (% of investments)
REGION BREAKDOWN (% of investments)
50

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.7%
Shares		Value
AIRLINES—1.4%
43,328	Azul SA ADR (Brazil)*,1	$ 1,125
AUTOMOBILES—0.7%
270,000	Geely Automobile Holdings Ltd. (China)	544
BANKS—24.5%
574,078	Alpha Bank AE (Greece)*	894
5,907,300	Bank Rakyat Indonesia Persero Tbk PT (Indonesia)*	1,816
3,586,000	China Construction Bank Corp. (China)	3,161
187,500	China Merchants Bank Co. Ltd. (China)	928
186,437	Grupo Financiero Banorte SAB de CV (Mexico)*	1,181
47,029	Hana Financial Group Inc. (South Korea)	1,483
240,525	ICICI Bank Ltd. ADR (India)[1]	2,754
2,396,000	Industrial & Commercial Bank of China Ltd. (China)	1,802
224,142	Itau Unibanco Holding SA ADR (Brazil)[1]	1,939
21,636	OTP Bank plc (Hungary)	962
396,000	Ping An Bank Co. Ltd. (China)	816
157,798	Sberbank of Russia PJSC ADR (Russia)[1]	2,262
189,700	United Bank Ltd. (Pakistan)	201
		20,199
BEVERAGES—1.2%
62,700	Wuliangye Yibin Co. Ltd. (China)	952
BIOTECHNOLOGY—0.3%
187,774	Ascletis Pharma Inc. (China)*,2	161
700	BeiGene Ltd. ADR (China)*,1	87
		248
CHEMICALS—0.0%
2,684,000	Tianhe Chemicals Group Ltd. (China)*,2	— [x]
CONSTRUCTION & ENGINEERING—0.8%
874,000	China Railway Group Ltd. (China)	689
CONSTRUCTION MATERIALS—4.8%
161,500	Anhui Conch Cement Co. Ltd. (China)	986
169,205	Cemex SAB de CV ADR (Mexico)*,1	778
1,141,100	Semen Indonesia Persero TBK PT (Indonesia)	1,083
16,832	UltraTech Cement Ltd. (India)	1,118
		3,965
ENERGY EQUIPMENT & SERVICES—1.5%
1,136,000	China Oilfield Services Ltd. (China)	1,217
ENTERTAINMENT—0.4%
14,800	HUYA Inc. ADR (China)*,1	354
FOOD & STAPLES RETAILING—1.1%
77,066	Shoprite Holdings Ltd. (South Africa)	930
FOOD PRODUCTS—4.4%
148,619	BRF SA ADR (Brazil)*,1	1,164
1,554,700	Charoen Pokphand Foods PCL (Thailand)	1,327
1,455,000	Want Want China Holdings Ltd. (China)	1,155
		3,646
HOTELS, RESTAURANTS & LEISURE—3.9%
105,475	China International Travel Service Corp. Ltd. (China)	1,215
143,000	Galaxy Entertainment Group Ltd. (China)*	1,071
20,438	Yum China Holdings Inc. (China)	972
		3,258
HOUSEHOLD DURABLES—0.5%
125,200	Suofeiya Home Collection Co. Ltd. (China)	414
COMMON STOCKS—Continued
Shares		Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.7%
888,100	China Longyuan Power Group Corp. Ltd. (China)	$ 612
INSURANCE—3.9%
124,800	China Pacific Insurance Group Co. Ltd. (China)	512
25,279	ICICI Prudential Life Insurance Co. Ltd. (India)[2]	134
213,000	Ping An Insurance Group Co. of China Ltd. (China)	2,578
		3,224
INTERACTIVE MEDIA & SERVICES—8.7%
115,000	Tencent Holdings Ltd. (China)	5,668
14,000	Weibo Corp. ADR (China)*,1	959
15,403	Yandex NV (Russia)*	577
		7,204
IT SERVICES—1.4%
94,393	Infosys Ltd. ADR (India)[1]	1,016
19,059	Network International Holdings plc (United Arab Emirates)*,2	129
		1,145
LIFE SCIENCES TOOLS & SERVICES—1.1%
30,900	Hangzhou Tigermed Consulting Co. Ltd. (China)*	305
48,247	WuXi AppTec Co. Ltd. (China)*,2	593
		898
MACHINERY—1.0%
114,213	Samsung Heavy Industries Co. Ltd. (South Korea)*	806
METALS & MINING—3.6%
83,087	AngloGold Ashanti Ltd. ADR (South Africa)[1]	980
252,314	Ganfeng Lithium Co. Ltd. (China)*,2	434
1,504,800	MMG Ltd. (China)*	652
386,608	Petra Diamonds Ltd. (South Africa)*	102
3,486	POSCO (South Korea)	763
		2,931
OIL, GAS & CONSUMABLE FUELS—11.4%
266,300	China Shenhua Energy Co. Ltd. (China)	589
9,409	CNOOC Ltd. ADR (China)[1]	1,709
27,773	Lukoil PJSC ADR (Russia)[1]	2,358
138,537	Petroleo Brasileiro SA ADR (Brazil)*,1	1,912
72,823	Reliance Industries Ltd. (India)	1,459
4,126	S-Oil Corp. (South Korea)	325
186,900	Thai Oil PCL (Thailand)	406
114,700	Ultrapar Participacoes SA (Brazil)	614
		9,372
PERSONAL PRODUCTS—1.4%
6,334	AmorePacific Corp. (South Korea)	1,128
PHARMACEUTICALS—0.9%
24,327	Glenmark Pharmaceuticals Ltd. (India)	222
54,400	Jiangsu Hengrui Medicine Co. Ltd. (China)	531
		753
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
546,000	Guangzhou R&F Properties Co. Ltd. (China)	1,086
235,000	Shimao Property Holdings Ltd. (China)	717
		1,803
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.6%
118,000	MediaTek Inc. (Taiwan)*	1,131

51

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
15,376	SK Hynix Inc. (South Korea)	$ 1,040
74,208	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	3,252
		5,423
SPECIALTY RETAIL—1.6%
72,447	Foschini Group Ltd. (South Africa)	939
64,574	Truworths International Ltd. (South Africa)	342
		1,281
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.8%
101,417	Samsung Electronics Co. Ltd. (South Korea)	3,988
THRIFTS & MORTGAGE FINANCE—0.7%
61,091	Indiabulls Housing Finance Ltd. (India)	607
WIRELESS TELECOMMUNICATION SERVICES—1.2%
141,306	MTN Group Ltd. (South Africa)	1,024
TOTAL COMMON STOCKS
(Cost $70,435)		79,740

PARTICIPATION (EQUITY LINKED) NOTES—0.1%
(Cost $71)
Principal Amount		Value
BANKS—0.1%
	United Bank Ltd. (Pakistan)*,2
$43,645	$0.01–06/19/2019	$ 46
TOTAL INVESTMENTS—96.8%
(Cost $70,506)		79,786
CASH AND OTHER ASSETS, LESS LIABILITIES—3.2%		2,646
TOTAL NET ASSETS—100.0%		$82,432

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 980	$ 3,337	$—	$ 4,317
Europe	577	6,476	—	7,053
Latin America	8,713	—	—	8,713
Middle East/Central Asia	3,899	3,741	—	7,640
Pacific Basin	7,333	44,684	—	52,017
Participation (Equity Linked) Notes
Middle East/Central Asia	—	46	—	46
Total Investments in Securities	$21,502	$58,284	$—	$79,786
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
52

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance Beginning as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Input	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (China)*,2	$—	Market Approach	Estimated Recovery Value	HKD 0.00

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $1,497 or 2% of net assets.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Common Stocks	$(512)
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
53

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54

Harbor International & Global Funds
StatementS of Assets and Liabilities—April 30, 2019 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor Overseas Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost	$7,182,735	$778,131	$24,894	$512,858	$84,791	$59,831	$70,506
Investments, at value(Including securities loaned of $58,160, $13,828, $0, $20,452, $620, $1,387 and $0)	$7,217,426	$785,870	$25,313	$583,028	$87,944	$78,167	$79,786
Cash	97,765	9,728	23	7,491	5,286	1,004	3,940
Foreign currency, at value (cost: $21,268, $2,240, $292, $37, $5, $0 and $38)	21,248	2,248	293	37	5	—	38
Receivables for:
Investments sold	12,239	1,724	115	—	522	—	1
Foreign currency spot contracts	7,806	572	—	130	433	18	1,058
Capital shares sold	2,189	314	—	585	29	121	—
Dividends	41,186	3,533	107	1,329	256	47	95
Interest	7	1	—	—	—	—	—
Securities lending income	318	41	—	14	—	—	—
Unrealized appreciation on open forward currency contracts	—	2	—	—	6	—	—
Purchased options, at value (cost: $0,$0,$0,$0,$0,$0 and $0)	514	127	—	—	—	—	—
Withholding tax	41,275	425	12	368	38	13	—
Prepaid registration fees	52	42	50	32	40	34	30
Prepaid fund insurance	52	3	—	3	—	—	—
Other assets	5,213	201	—	133	24	13	26
Total Assets	7,447,290	804,831	25,913	593,150	94,583	79,417	84,974
LIABILITIES
Payables for:
Investments purchased	24,315	3,991	45	257	2,064	381	1,314
Foreign currency spot contracts	7,808	573	—	130	433	18	1,059
Capital shares reacquired	9,974	221	—	168	200	1	—
Collateral for securities loaned	61,600	14,480	—	21,349	663	1,428	—
Unrealized depreciation on open forward currency contracts	—	—	—	—	1	—	—
Accrued expenses:
Management fees	4,555	452	16	346	60	50	64
12b-1 fees	141	3	—	7	—	3	—
Transfer agent fees	506	31	1	40	5	7	5
Trustees' fees and expenses	3,839	28	—	81	3	4	5
Other	5,294	651	51	317	43	21	95
Total Liabilities	118,032	20,430	113	22,695	3,472	1,913	2,542
NET ASSETS	$7,329,258	$784,401	$25,800	$570,455	$91,111	$77,504	$82,432
Net Assets Consist of:
Paid-in capital	$6,586,916	$788,250	$25,302	$508,857	$88,526	$56,509	$75,538
Total distributable earnings/(loss)	742,342	(3,849)	498	61,598	2,585	20,995	6,894
	$7,329,258	$784,401	$25,800	$570,455	$91,111	$77,504	$82,432

The accompanying notes are an integral part of the Financial Statements.

55

	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor Overseas Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$2,223,447	$499,202	$12,736	$136,602	$23,916	$ 9,770	$25,100
Shares of beneficial interest[1]	58,505	45,800	1,249	8,696	1,907	336	2,303
Net asset value per share[2]	$ 38.00	$ 10.90	$ 10.20	$ 15.71	$ 12.54	$ 29.10	$ 10.90
Institutional Class
Net assets	$4,428,279	$270,408	$13,033	$400,371	$66,222	$51,008	$56,765
Shares of beneficial interest[1]	116,105	24,797	1,278	25,502	5,282	1,756	5,209
Net asset value per share[2]	$ 38.14	$ 10.90	$ 10.20	$ 15.70	$ 12.54	$ 29.05	$ 10.90
Administrative Class
Net assets	$ 73,888	$ 6,263	N/A	$ 422	$ 331	$ 1,359	$ 35
Shares of beneficial interest[1]	1,928	575	N/A	27	26	48	3
Net asset value per share[2]	$ 38.32	$ 10.89	N/A	$ 15.69	$ 12.53	$ 28.52	$ 11.04
Investor Class
Net assets	$ 603,644	$ 8,528	$ 31	$ 33,060	$ 642	$15,367	$ 532
Shares of beneficial interest[1]	15,990	787	3	2,118	51	546	49
Net asset value per share[2]	$ 37.75	$ 10.84	$ 10.19	$ 15.61	$ 12.53	$ 28.15	$ 10.88

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
56

Harbor International & Global Funds
StatementS of Operations—Six Months Ended April 30, 2019 (Unaudited)

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor Overseas Fund[a]	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 130,269	$12,615	$ 276	$ 4,063	$ 709	$ 215	$ 507
Interest	2,219	113	2	73	36	14	23
Net securities lending income	334	70	—	46	—	—	—
Foreign taxes withheld	(10,182)	(1,027)	(24)	(400)	(64)	(7)	(64)
Total Investment Income	122,640	11,771	254	3,782	681	222	466
Operating Expenses
Management fees	31,595	2,640	32	1,930	284	246	380
12b-1 fees:
Administrative Class	99	7	N/A	1	—	1	—
Investor Class	878	9	—	38	1	17	1
Shareholder communications	263	15	2	10	2	2	2
Custodian fees	954	292	15	72	27	13	55
Transfer agent fees:
Retirement Class	151	30	—	7	1	—	1
Institutional Class	2,493	117	2	179	26	21	28
Administrative Class	37	3	N/A	—	—	1	—
Investor Class	748	7	—	33	1	14	1
Professional fees	342	43	24	34	3	4	17
Trustees' fees and expenses	186	17	—	12	1	1	2
Registration fees	69	33	15	26	25	25	26
Miscellaneous	72	9	2	8	4	5	5
Total expenses	37,887	3,222	92	2,350	375	350	518
Management fees waived	(4,836)	(725)	—	—	—	—	—
Transfer agent fees waived	(121)	(7)	—	(7)	(1)	(1)	(1)
Other expenses reimbursed	(1,447)	—	(58)	(137)	(59)	(29)	(62)
Custodian fees reduction	(39)	(1)	—	(1)	—	—	—
Net expenses	31,444	2,489	34	2,205	315	320	455
Net Investment Income/(Loss)	91,196	9,282	220	1,577	366	(98)	11
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $258, $155, $–, $12, $–, $– and $9)	(584,963)	(7,583)	(111)	(637)	(879)	2,889	(71)
Foreign currency transactions	(3,565)	(63)	(31)	(87)	(16)	5	(32)
Purchased options	(11,002)	1	—	—	63	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $434, $87, $–, $146, $–, $– and $51)	928,108	61,136	419	76,116	4,936	8,127	11,235
Forward currency contracts	—	2	—	—	5	—	—
Purchased options	11,379	126	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	(426)	(8)	1	(2)	(10)	(1)	1
Net gain/(loss) on investment transactions	339,531	53,611	278	75,390	4,099	11,020	11,133
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 430,727	$62,893	$ 498	$76,967	$4,465	$10,922	$11,144

a	For the period March 1, 2019 (inception) through April 30, 2019
The accompanying notes are an integral part of the Financial Statements.

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58

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor Overseas Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through April 30, 2019
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 91,196	$ 394,632	$ 9,282	$ 9,622	$ 220
Net realized gain/(loss) on investments	(599,530)	8,189,741	(7,645)	15,238	(142)
Change in net unrealized appreciation/(depreciation) of investments	939,061	(10,168,963)	61,256	(89,192)	420
Net increase/(decrease) in assets resulting from operations	430,727	(1,584,590)	62,893	(64,332)	498
Distributions to Shareholders
Retirement Class	(886,406)	(301,911)	(18,266)	(7,408)	—
Institutional Class	(2,278,752)	(1,460,339)	(9,595)	(7,178)	—
Administrative Class	(33,262)	(18,715)	(228)	(10)	N/A
Investor Class	(286,043)	(97,976)	(196)	(170)	—
Total distributions to shareholders	(3,484,463)	(1,878,941)	(28,285)	(14,766)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,883,233)	(16,526,349)	80,077	425,394	25,302
Net increase/(decrease) in net assets	(4,936,969)	(19,989,880)	114,685	346,296	25,800
Net Assets
Beginning of period	12,266,227	32,256,107	669,716	323,420	—
End of period	$ 7,329,258	$ 12,266,227	$784,401	$669,716	$25,800

a	Inception
The accompanying notes are an integral part of the Financial Statements.

59

Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 1,577	$ 4,561	$ 366	$ 631	$ (98)	$ (32)	$ 11	$ 806
(724)	(7,547)	(832)	2,179	2,894	1,452	(103)	4,471
76,114	(72,951)	4,931	(9,302)	8,126	2,965	11,236	(13,287)
76,967	(75,937)	4,465	(6,492)	10,922	4,385	11,144	(8,010)

(755)	(483)	(325)	(169)	(165)	(395)	(149)	(46)
(2,750)	(3,975)	(1,897)	(536)	(820)	(2,548)	(585)	(499)
(2)	(4)	(11)	(4)	(26)	(102)	(1)	(2)
(118)	(105)	(20)	(6)	(307)	(1,035)	(3)	(4)
(3,625)	(4,567)	(2,253)	(715)	(1,318)	(4,080)	(738)	(551)
(29,168)	204,499	29,400	19,306	13,953	7,664	746	22,785
44,174	123,995	31,612	12,099	23,557	7,969	11,152	14,224

526,281	402,286	59,499	47,400	53,947	45,978	71,280	57,056
$570,455	$526,281	$91,111	$59,499	$77,504	$53,947	$82,432	$ 71,280
60

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor Overseas Fund	Harbor International Growth Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through April 30, 2019	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 144,058	$ 3,779,787	$106,838	$ 442,635	$12,489	$ 33,949	$ 91,332
Reinvested distributions	850,774	289,406	17,966	7,256	—	754	483
Cost of shares reacquired	(739,847)	(3,327,599)	(66,588)	(73,305)	—	(6,534)	(8,663)
Net increase/(decrease) in net assets	$ 254,985	$ 741,594	$ 58,216	$ 376,586	$12,489	$ 28,169	$ 83,152
Institutional Class
Net proceeds from sale of shares	$ 371,162	$ 1,638,830	$ 31,797	$ 204,761	$12,783	$ 46,329	$163,918
Reinvested distributions	2,078,309	1,264,571	9,578	7,160	—	2,429	3,876
Cost of shares reacquired	(4,554,369)	(19,210,292)	(22,292)	(170,087)	—	(102,676)	(69,370)
Net increase/(decrease) in net assets	$(2,104,898)	$(16,306,891)	$ 19,083	$ 41,834	$12,783	$ (53,918)	$ 98,424
Administrative Class
Net proceeds from sale of shares	$ 11,132	$ 80,793	$ 535	$ 6,598	N/A	$ 88	$ 117
Reinvested distributions	32,597	18,354	227	10	N/A	2	4
Cost of shares reacquired	(31,434)	(368,808)	(522)	(592)	N/A	(49)	(205)
Net increase/(decrease) in net assets	$ 12,295	$ (269,661)	$ 240	$ 6,016	N/A	$ 41	$ (84)
Investor Class
Net proceeds from sale of shares	$ 30,927	$ 125,886	$ 3,293	$ 1,632	$ 31	$ 2,093	$ 31,908
Reinvested distributions	282,826	96,300	196	169	—	117	103
Cost of shares reacquired	(359,368)	(913,577)	(951)	(843)	(1)	(5,670)	(9,004)
Net increase/(decrease) in net assets	$ (45,615)	$ (691,391)	$ 2,538	$ 958	$ 30	$ (3,460)	$ 23,007

a	Inception
The accompanying notes are an integral part of the Financial Statements.

61

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)

$15,414	$ 7,003	$ 1,785	$ 2,712	$ 10,607	$ 9,727
325	169	165	395	149	46
(420)	(5,596)	(111)	(670)	(410)	(641)
$15,319	$ 1,576	$ 1,839	$ 2,437	$ 10,346	$ 9,132

$13,547	$19,220	$ 23,076	$ 5,826	$ 13,545	$22,433
1,876	536	773	2,455	580	498
(1,368)	(2,166)	(12,970)	(4,003)	(23,319)	(9,292)
$14,055	$17,590	$ 10,879	$ 4,278	$ (9,194)	$13,639

$ 5	$ —	$ 67	$ 105	$ 30	$ 404
11	4	26	102	1	2
—	(29)	(7)	(312)	(272)	(378)
$ 16	$ (25)	$ 86	$ (105)	$ (241)	$ 28

$ 7	$ 309	$ 2,154	$ 2,754	$ 104	$ 733
20	6	307	1,035	3	4
(17)	(150)	(1,312)	(2,735)	(272)	(751)
$ 10	$ 165	$ 1,149	$ 1,054	$ (165)	$ (14)
62

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor Overseas Fund	Harbor International Growth Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through April 30, 2019	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
SHARES
Retirement Class
Shares sold	3,753	54,607	10,338	38,235	1,249	2,236	5,787
Shares issued due to reinvestment of distributions	25,283	4,314	1,875	635	—	58	31
Shares reacquired	(16,895)	(50,569)	(6,766)	(6,359)	—	(446)	(553)
Net increase/(decrease) in net assets	$ 12,141	$ 8,352	$ 5,447	$ 32,511	$1,249	$ 1,848	$ 5,265
Institutional Class
Shares sold	8,692	24,128	3,124	17,970	1,278	3,349	10,292
Shares issued due to reinvestment of distributions	61,525	18,841	999	626	—	188	248
Shares reacquired	(101,220)	(287,896)	(2,232)	(14,819)	—	(7,255)	(4,389)
Net increase/(decrease) in net assets	$ (31,003)	$(244,927)	$ 1,891	$ 3,777	$1,278	$(3,718)	$ 6,151
Administrative Class
Shares sold	237	1,212	52	576	N/A	7	7
Shares issued due to reinvestment of distributions	959	274	24	1	N/A	—	—
Shares reacquired	(818)	(5,665)	(53)	(51)	N/A	(4)	(13)
Net increase/(decrease) in net assets	$ 378	$ (4,179)	$ 23	$ 526	N/A	$ 3	$ (6)
Investor Class
Shares sold	775	1,886	335	143	3	149	1,982
Shares issued due to reinvestment of distributions	8,447	1,446	21	15	—	9	7
Shares reacquired	(8,766)	(13,807)	(97)	(74)	—	(413)	(574)
Net increase/(decrease) in net assets	$ 456	$ (10,475)	$ 259	$ 84	$ 3	$ (255)	$ 1,415

a	Inception
The accompanying notes are an integral part of the Financial Statements.

63

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)

1,249	502	65	105	1,059	934
30	12	7	16	16	4
(35)	(403)	(4)	(26)	(41)	(60)
$1,244	$ 111	$ 68	$ 95	$ 1,034	$ 878

1,155	1,394	867	223	1,332	2,127
171	38	32	101	62	47
(113)	(156)	(460)	(154)	(2,272)	(875)
$1,213	$1,276	$ 439	$ 170	$ (878)	$1,299

—	—	3	4	3	35
1	—	1	4	—	—
—	(2)	—	(12)	(26)	(34)
$ 1	$ (2)	$ 4	$ (4)	$ (23)	$ 1

—	22	83	109	10	65
2	—	13	44	1	—
(1)	(11)	(52)	(111)	(26)	(66)
$ 1	$ 11	$ 44	$ 42	$ (15)	$ (1)
64

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018 [l]	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 58.31	$ 69.91	$ 60.32	$ 57.14
Income from Investment Operations
Net investment income/(loss)[a]	0.48 [e]	1.21 [e]	0.94 [e]	0.68 [e]
Net realized and unrealized gains/(losses) on investments	1.05	(8.51)	9.85	2.50
Total from investment operations	1.53	(7.30)	10.79	3.18
Less Distributions
Dividends from net investment income	(0.97)	(1.30)	(1.20)	—
Distributions from net realized capital gains	(20.87)	(3.00)	—	—
Total distributions	(21.84)	(4.30)	(1.20)	—
Net asset value end of period	38.00	58.31	69.91	60.32
Net assets end of period (000s)	$2,223,447	$2,703,360	$2,657,442	$739,842
Ratios and Supplemental Data (%)
Total return[b]	7.46% [c]	(11.24)%	18.30%	5.57% [c]
Ratio of total expenses to average net assets^	0.81 [d]	0.74	0.74	0.75 [d]
Ratio of net expenses to average net assets[a]	0.66 [d]	0.64	0.73	0.72 [d]
Ratio of net investment income to average net assets[a]	2.43 [d]	1.80	1.42	1.68 [d]
Portfolio turnover	4 [c]	64	13	14 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018 [l]	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 58.08	$ 69.57	$ 59.99	$ 65.32	$ 67.48	$ 70.18
Income from Investment Operations
Net investment income/(loss)[a]	0.40 [e]	0.88 [e]	0.79 [e]	0.79 [e]	1.04 [e]	1.91 [j]
Net realized and unrealized gains/(losses) on investments	1.12	(8.37)	9.77	(3.44)	(2.20)	(3.27)
Total from investment operations	1.52	(7.49)	10.56	(2.65)	(1.16)	(1.36)
Less Distributions
Dividends from net investment income	(0.41)	(1.00)	(0.98)	(0.91)	(1.00)	(1.34)
Distributions from net realized capital gains	(20.87)	(3.00)	—	(1.77)	—	—
Total distributions	(21.28)	(4.00)	(0.98)	(2.68)	(1.00)	(1.34)
Net asset value end of period	38.32	58.08	69.57	59.99	65.32	67.48
Net assets end of period (000s)	$73,888	$90,009	$398,584	$510,575	$831,967	$961,478
Ratios and Supplemental Data (%)
Total return[b]	7.30% [c]	(11.53)%	17.93%	(3.97)%	(1.73)%	(1.93)%
Ratio of total expenses to average net assets^	1.14 [d]	1.07	1.06	1.04	1.01	1.01
Ratio of net expenses to average net assets[a]	0.99 [d]	0.97	1.05	1.02	0.99	0.98
Ratio of net investment income to average net assets[a]	2.01 [d]	1.30	1.22	1.33	1.54	1.85
Portfolio turnover	4 [c]	64	13	14	25	11
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018 [l]	2017	2016	2015	2014
(Unaudited)
$ 58.31	$ 69.90	$ 60.30	$ 65.67	$ 68.09	$ 70.79

0.43 [e]	1.04 [e]	0.97 [e]	0.99 [e]	1.22 [e]	1.25
1.10	(8.39)	9.79	(3.51)	(2.22)	(2.45)
1.53	(7.35)	10.76	(2.52)	(1.00)	(1.20)

(0.83)	(1.24)	(1.16)	(1.08)	(1.42)	(1.50)
(20.87)	(3.00)	—	(1.77)	—	—
(21.70)	(4.24)	(1.16)	(2.85)	(1.42)	(1.50)
38.14	58.31	69.90	60.30	65.67	68.09
$4,428,279	$8,577,147	$27,401,853	$33,201,899	$41,195,827	$43,385,100

7.42% [c]	(11.31)%	18.24%	(3.74)%	(1.48)%	(1.69)%
0.89 [d]	0.82	0.81	0.79	0.76	0.76
0.73 [d]	0.72	0.80	0.77	0.74	0.73
2.09 [d]	1.53	1.51	1.66	1.80	1.78
4 [c]	64	13	14	25	11

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018 [l]	2017	2016	2015	2014
(Unaudited)
$ 57.66	$ 69.14	$ 59.61	$ 64.86	$ 67.23	$ 69.92

0.37 [e]	0.81 [e]	0.72 [e]	0.73 [e]	0.96 [e]	1.07
1.08	(8.33)	9.71	(3.43)	(2.19)	(2.51)
1.45	(7.52)	10.43	(2.70)	(1.23)	(1.44)

(0.49)	(0.96)	(0.90)	(0.78)	(1.14)	(1.25)
(20.87)	(3.00)	—	(1.77)	—	—
(21.36)	(3.96)	(0.90)	(2.55)	(1.14)	(1.25)
37.75	57.66	69.14	59.61	64.86	67.23
$ 603,644	$ 895,711	$ 1,798,228	$ 2,188,360	$ 3,756,852	$ 4,786,270

7.24% [c]	(11.65)%	17.79%	(4.09)%	(1.84)%	(2.05)%
1.26 [d]	1.19	1.18	1.16	1.13	1.13
1.11 [d]	1.09	1.17	1.14	1.11	1.10
1.84 [d]	1.21	1.13	1.23	1.43	1.46
4 [c]	64	13	14	25	11
66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.41	$ 11.79	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [e]	0.21 [e]	0.14 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	0.77	(1.19)	2.01	0.50
Total from investment operations	0.91	(0.98)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.13)	(0.12)	(0.13)	—
Distributions from net realized capital gains	(0.29)	(0.28)	—	—
Total distributions	(0.42)	(0.40)	(0.13)	—
Net asset value end of period	10.90	10.41	11.79	9.77
Net assets end of period (000s)	$499,202	$420,056	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	9.28% [c]	(8.55)%	22.35%	6.08% [c]
Ratio of total expenses to average net assets^	0.88 [d]	0.90	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	0.67 [d]	0.74	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	2.64 [d]	1.87	1.27	0.97 [d]
Portfolio turnover	9 [c]	42	46	68 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [g]
	(Unaudited)
Net asset value beginning of period	$ 10.39	$ 11.76	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.22 [e]	0.14 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	0.77	(1.22)	1.97	(0.38)
Total from investment operations	0.89	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.10)	— *
Distributions from net realized capital gains	(0.29)	(0.28)	—	—
Total distributions	(0.39)	(0.37)	(0.10)	— *
Net asset value end of period	10.89	10.39	11.76	9.75
Net assets end of period (000s)	$ 6,263	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	9.07% [c]	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.21 [d]	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.00 [d]	1.06	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	2.26 [d]	1.96	1.29	1.39 [d]
Portfolio turnover	9 [c]	42	46	68 [c]
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016 [g]
(Unaudited)
$ 10.41	$ 11.79	$ 9.77	$ 10.00

0.13 [e]	0.20 [e]	0.17 [e]	0.20 [e]
0.77	(1.18)	1.98	(0.42)
0.90	(0.98)	2.15	(0.22)

(0.12)	(0.12)	(0.13)	(0.01)
(0.29)	(0.28)	—	—
(0.41)	(0.40)	(0.13)	(0.01)
10.90	10.41	11.79	9.77
$270,408	$238,470	$225,473	$150,263

9.20% [c]	(8.62)%	22.29%	(2.25)% [c]
0.96 [d]	0.98	1.07	1.22 [d]
0.75 [d]	0.82	0.85	0.85 [d]
2.53 [d]	1.72	1.59	2.13 [d]
9 [c]	42	46	68 [c]

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016 [g]
(Unaudited)
$ 10.33	$ 11.71	$ 9.74	$ 10.00

0.12 [e]	0.15 [e]	0.14 [e]	0.12 [e]
0.76	(1.17)	1.96	(0.38)
0.88	(1.02)	2.10	(0.26)

(0.08)	(0.08)	(0.13)	—
(0.29)	(0.28)	—	—
(0.37)	(0.36)	(0.13)	—
10.84	10.33	11.71	9.74
$ 8,528	$ 5,456	$ 5,195	$ 329

9.02% [c]	(8.93)%	21.82%	(2.60)% [c]
1.33 [d]	1.35	1.44	1.59 [d]
1.12 [d]	1.19	1.22	1.22 [d]
2.28 [d]	1.34	1.31	1.28 [d]
9 [c]	42	46	68 [c]
68

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2019[h]	6-Month Period Ended April 30, 2019[h]	6-Month Period Ended April 30, 2019[h]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.09 [e]	0.08 [e]
Net realized and unrealized gains/(losses) on investments	0.11	0.11	0.11
Total from investment operations	0.20	0.20	0.19
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains	—	—	—
Total distributions	—	—	—
Net asset value end of period	10.20	10.20	10.19
Net assets end of period (000s)	$12,736	$13,033	$ 31
Ratios and Supplemental Data (%)
Total return[b]	2.00% [c]	2.00% [c]	1.90% [c]
Ratio of total expenses to average net assets^	2.13 [d]	2.21 [d]	2.58 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.85 [d]	1.22 [d]
Ratio of net investment income to average net assets[a]	5.21 [d]	5.13 [d]	4.76 [d]
Portfolio turnover	22 [c]	22 [c]	22 [c]
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

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70

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 13.70	$ 15.71	$ 12.90	$11.76
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.17 [e]	0.17 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	2.07	(1.99)	2.81	1.05
Total from investment operations	2.12	(1.82)	2.98	1.14
Less Distributions
Dividends from net investment income	(0.11)	(0.19)	(0.17)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.11)	(0.19)	(0.17)	—
Net asset value end of period	15.71	13.70	15.71	12.90
Net assets end of period (000s)	$136,602	$93,815	$24,872	$2,360
Ratios and Supplemental Data (%)
Total return[b]	15.65% [c]	(11.74)%	23.52%	9.69% [c]
Ratio of total expenses to average net assets^	0.83 [d]	0.81	0.84	0.86 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	0.73 [d]	1.07	1.19	1.06 [d]
Portfolio turnover	6 [c]	17	13	19 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$13.66	$ 15.67	$12.87	$12.63	$12.66	$12.93
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.08 [e]	0.09 [e]	0.16 [e]	0.15 [e]	(0.08)
Net realized and unrealized gains/(losses) on investments	2.06	(1.95)	2.84	0.12	(0.03)	(0.03)
Total from investment operations	2.09	(1.87)	2.93	0.28	0.12	(0.11)
Less Distributions
Dividends from net investment income	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)
Net asset value end of period	15.69	13.66	15.67	12.87	12.63	12.66
Net assets end of period (000s)	$ 422	$ 330	$ 466	$ 333	$ 329	$ 675
Ratios and Supplemental Data (%)
Total return[b]	15.44% [c]	(12.03)%	23.08%	2.21%	0.96%	(0.83)%
Ratio of total expenses to average net assets^	1.16 [d]	1.14	1.16	1.15	1.14	1.13
Ratio of net expenses to average net assets[a]	1.10 [d]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets[a]	0.36 [d]	0.51	0.66	1.25	1.20	1.08
Portfolio turnover	6 [c]	17	13	19	20	30
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 13.69	$ 15.69	$ 12.89	$ 12.71	$ 12.75	$ 13.01

0.04 [e]	0.13 [e]	0.13 [e]	0.17 [e]	0.15 [e]	0.16
2.07	(1.95)	2.84	0.14	— *	(0.23)
2.11	(1.82)	2.97	0.31	0.15	(0.07)

(0.10)	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)
—	—	—	—	—	—
(0.10)	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)
15.70	13.69	15.69	12.89	12.71	12.75
$400,371	$399,911	$362,035	$277,638	$254,461	$196,062

15.56% [c]	(11.75)%	23.38%	2.46%	1.22%	(0.54)%
0.91 [d]	0.89	0.91	0.90	0.89	0.88
0.85 [d]	0.85	0.85	0.85	0.85	0.85
0.61 [d]	0.84	0.92	1.36	1.19	1.23
6 [c]	17	13	19	20	30

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 13.58	$ 15.57	$ 12.79	$ 12.60	$ 12.64	$ 12.89

0.02 [e]	0.11 [e]	0.07 [e]	0.12 [e]	0.10 [e]	— *
2.06	(1.98)	2.82	0.15	— *	(0.11)
2.08	(1.87)	2.89	0.27	0.10	(0.11)

(0.05)	(0.12)	(0.11)	(0.08)	(0.14)	(0.14)
—	—	—	—	—	—
(0.05)	(0.12)	(0.11)	(0.08)	(0.14)	(0.14)
15.61	13.58	15.57	12.79	12.60	12.64
$ 33,060	$ 32,225	$ 14,913	$ 13,466	$ 15,978	$ 17,429

15.40% [c]	(12.12)%	22.89%	2.15%	0.81%	(0.85)%
1.28 [d]	1.26	1.28	1.27	1.26	1.25
1.22 [d]	1.22	1.22	1.22	1.22	1.22
0.22 [d]	0.69	0.54	0.99	0.79	0.87
6 [c]	17	13	19	20	30
72

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [i]
	(Unaudited)
Net asset value beginning of period	$ 12.38	$13.90	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.17 [e]	0.08 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	0.55	(1.50)	3.18	0.71
Total from investment operations	0.64	(1.33)	3.26	0.77
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.13)	—
Distributions from net realized capital gains	(0.38)	(0.10)	—	—
Total distributions	(0.48)	(0.19)	(0.13)	—
Net asset value end of period	12.54	12.38	13.90	10.77
Net assets end of period (000s)	$23,916	$8,213	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	5.66% [c]	(9.71)%	30.67%	7.70% [c]
Ratio of total expenses to average net assets^	1.05 [d]	1.07	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	0.87 [d]	0.87	0.87	0.90 [d]
Ratio of net investment income to average net assets[a]	1.43 [d]	1.19	0.60	0.73 [d]
Portfolio turnover	18 [c]	53	44	35 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [i]
	(Unaudited)
Net asset value beginning of period	$ 12.34	$ 13.87	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [e]	0.11 [e]	0.07 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	0.58	(1.49)	3.15	0.66
Total from investment operations	0.62	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.10)	—
Distributions from net realized capital gains	(0.38)	(0.10)	—	—
Total distributions	(0.43)	(0.15)	(0.10)	—
Net asset value end of period	12.53	12.34	13.87	10.75
Net assets end of period (000s)	$ 331	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	5.49% [c]	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.38 [d]	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.20 [d]	1.20	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.71 [d]	0.76	0.59	1.16 [d]
Portfolio turnover	18 [c]	53	44	35 [c]
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016 [i]
(Unaudited)
$ 12.37	$ 13.90	$ 10.77	$ 10.00

0.06 [e]	0.15 [e]	0.10 [e]	0.11 [e]
0.58	(1.50)	3.15	0.66
0.64	(1.35)	3.25	0.77

(0.09)	(0.08)	(0.12)	—
(0.38)	(0.10)	—	—
(0.47)	(0.18)	(0.12)	—
12.54	12.37	13.90	10.77
$66,222	$50,358	$38,818	$17,509

5.67% [c]	(9.83)%	30.59%	7.70% [c]
1.13 [d]	1.15	1.42	2.55 [d]
0.95 [d]	0.95	0.95	0.95 [d]
1.04 [d]	1.05	0.81	1.40 [d]
18 [c]	53	44	35 [c]

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016 [i]
(Unaudited)
$ 12.34	$ 13.86	$ 10.74	$ 10.00

0.03 [e]	0.10 [e]	0.06 [e]	0.10 [e]
0.58	(1.48)	3.14	0.64
0.61	(1.38)	3.20	0.74

(0.04)	(0.04)	(0.08)	—
(0.38)	(0.10)	—	—
(0.42)	(0.14)	(0.08)	—
12.53	12.34	13.86	10.74
$ 642	$ 619	$ 540	$ 287

5.37% [c]	(10.08)%	30.10%	7.40% [c]
1.50 [d]	1.52	1.79	2.92 [d]
1.32 [d]	1.32	1.32	1.32 [d]
0.58 [d]	0.73	0.53	1.33 [d]
18 [c]	53	44	35 [c]
74

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017 [k]	2016 [f]
	(Unaudited)
Net asset value beginning of period	$25.52	$25.33	$20.29	$19.79
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	0.02 [e]	0.08 [e]	(0.03) [e]
Net realized and unrealized gains/(losses) on investments	4.20	2.40	4.96	0.53
Total from investment operations	4.18	2.42	5.04	0.50
Less Distributions
Dividends from net investment income	—	(0.03)	—	—
Distributions from net realized capital gains	(0.60)	(2.20)	—	—
Total distributions	(0.60)	(2.23)	—	—
Net asset value end of period	29.10	25.52	25.33	20.29
Net assets end of period (000s)	$9,770	$6,846	$4,376	$1,713
Ratios and Supplemental Data (%)
Total return[b]	16.85% [c]	10.01%	24.84%	2.53% [c]
Ratio of total expenses to average net assets^	0.92 [d]	0.96	1.13	1.00 [d]
Ratio of net expenses to average net assets[a]	0.82 [d]	0.82	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	(0.15) [d]	0.09	0.32	(0.18) [d]
Portfolio turnover	28 [c]	20	123	76 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017 [k]	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$25.06	$24.97	$20.06	$21.65	$23.63	$23.65
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.05) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01
Net realized and unrealized gains/(losses) on investments	4.12	2.34	4.95	(0.82)	0.66	2.14
Total from investment operations	4.06	2.29	4.91	(0.87)	0.59	2.15
Less Distributions
Dividends from net investment income	—	—	—	—	—	(0.02)
Distributions from net realized capital gains	(0.60)	(2.20)	—	(0.72)	(2.57)	(2.15)
Total distributions	(0.60)	(2.20)	—	(0.72)	(2.57)	(2.17)
Net asset value end of period	28.52	25.06	24.97	20.06	21.65	23.63
Net assets end of period (000s)	$1,359	$1,111	$1,204	$1,253	$1,198	$ 802
Ratios and Supplemental Data (%)
Total return[b]	16.68% [c]	9.61%	24.48%	(4.17)%	2.74%	9.77%
Ratio of total expenses to average net assets^	1.25 [d]	1.29	1.46	1.29	1.26	1.33
Ratio of net expenses to average net assets[a]	1.15 [d]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[a]	(0.49) [d]	(0.21)	(0.13)	(0.23)	(0.31)	(0.01)
Portfolio turnover	28 [c]	20	123	76	106	141
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

75

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017 [k]	2016	2015	2014
(Unaudited)
$ 25.49	$ 25.31	$ 20.29	$ 21.83	$ 23.79	$ 23.78

(0.03) [e]	0.01 [e]	0.03 [e]	0.01 [e]	(0.01) [e]	0.05
4.19	2.38	4.99	(0.83)	0.65	2.18
4.16	2.39	5.02	(0.82)	0.64	2.23

—	(0.01)	—	—	(0.03)	(0.07)
(0.60)	(2.20)	—	(0.72)	(2.57)	(2.15)
(0.60)	(2.21)	—	(0.72)	(2.60)	(2.22)
29.05	25.49	25.31	20.29	21.83	23.79
$51,008	$33,574	$29,034	$25,471	$34,402	$26,601

16.79% [c]	9.90%	24.74%	(3.90)%	2.97%	10.08%
1.00 [d]	1.04	1.21	1.04	1.01	1.08
0.90 [d]	0.90	0.90	0.90	0.90	0.90
(0.23) [d]	0.03	0.14	0.04	(0.06)	0.22
28 [c]	20	123	76	106	141

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017 [k]	2016	2015	2014
(Unaudited)
$ 24.76	$ 24.72	$ 19.89	$ 21.49	$ 23.51	$ 23.54

(0.08) [e]	(0.09) [e]	(0.06) [e]	(0.07) [e]	(0.10) [e]	(0.03)
4.07	2.33	4.89	(0.81)	0.65	2.15
3.99	2.24	4.83	(0.88)	0.55	2.12

—	—	—	—	—	— *
(0.60)	(2.20)	—	(0.72)	(2.57)	(2.15)
(0.60)	(2.20)	—	(0.72)	(2.57)	(2.15)
28.15	24.76	24.72	19.89	21.49	23.51
$15,367	$12,416	$11,364	$10,659	$13,693	$ 8,584

16.60% [c]	9.50%	24.28%	(4.25)%	2.57%	9.68%
1.37 [d]	1.41	1.58	1.41	1.38	1.45
1.27 [d]	1.27	1.27	1.27	1.27	1.27
(0.61) [d]	(0.35)	(0.25)	(0.35)	(0.44)	(0.17)
28 [c]	20	123	76	106	141
76

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 9.57	$ 10.83	$ 8.59	$ 6.90
Income from Investment Operations
Net investment income/(loss)[a]	— *e	0.12 [e]	0.13 [e]	0.05 [e]
Net realized and unrealized gains/(losses) on investments	1.42	(1.27)	2.21	1.64
Total from investment operations	1.42	(1.15)	2.34	1.69
Less Distributions
Dividends from net investment income	(0.09)	(0.11)	(0.10)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.09)	(0.11)	(0.10)	—
Net asset value end of period	10.90	9.57	10.83	8.59
Net assets end of period (000s)	$25,100	$12,146	$4,232	$1,335
Ratios and Supplemental Data (%)
Total return[b]	15.05% [c]	(10.71)%	27.62%	24.49% [c]
Ratio of total expenses to average net assets^	1.23 [d]	1.26	1.35	1.45 [d]
Ratio of net expenses to average net assets[a]	1.07 [d]	1.07	1.08	1.10 [d]
Ratio of net investment income to average net assets[a]	0.06 [d]	1.16	1.32	0.95 [d]
Portfolio turnover	35 [c]	56	59	49 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 9.55	$ 10.80	$ 8.58	$ 7.87	$ 10.03	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	— *e	0.08 [e]	0.08 [e]	0.05 [e]	0.04 [e]	0.05
Net realized and unrealized gains/(losses) on investments	1.54	(1.25)	2.22	0.71	(2.18)	(0.02)
Total from investment operations	1.54	(1.17)	2.30	0.76	(2.14)	0.03
Less Distributions
Dividends from net investment income	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)	—
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)	—
Net asset value end of period	11.04	9.55	10.80	8.58	7.87	10.03
Net assets end of period (000s)	$ 35	$ 249	$ 275	$ 217	$ 197	$ 250
Ratios and Supplemental Data (%)
Total return[b]	16.25% [c]	(10.91)%	27.04%	9.81%	(21.36)%	0.30%
Ratio of total expenses to average net assets^	1.56 [d]	1.59	1.68	1.74	1.72	2.59
Ratio of net expenses to average net assets[a]	1.40 [d]	1.40	1.40	1.40	1.43	1.50
Ratio of net investment income to average net assets[a]	(0.07) [d]	0.77	0.85	0.69	0.49	0.47
Portfolio turnover	35 [c]	56	59	49	58	50
See page 79 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

77

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 9.57	$ 10.83	$ 8.59	$ 7.89	$ 10.05	$ 10.00

— *e	0.14 [e]	0.11 [e]	0.07 [e]	0.08 [e]	0.05
1.42	(1.30)	2.22	0.71	(2.19)	— *
1.42	(1.16)	2.33	0.78	(2.11)	0.05

(0.09)	(0.10)	(0.09)	(0.08)	(0.05)	—
—	—	—	—	—	—
(0.09)	(0.10)	(0.09)	(0.08)	(0.05)	—
10.90	9.57	10.83	8.59	7.89	10.05
$56,765	$58,271	$51,849	$36,390	$41,927	$27,294

14.97% [c]	(10.77)%	27.54%	9.99%	(21.10)%	0.50%
1.31 [d]	1.34	1.43	1.49	1.47	2.34
1.15 [d]	1.15	1.15	1.15	1.17	1.25
(0.01) [d]	1.28	1.13	0.93	0.90	0.78
35 [c]	56	59	49	58	50

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 9.53	$ 10.78	$ 8.56	$ 7.85	$ 10.01	$ 10.00

(0.02) [e]	0.09 [e]	0.07 [e]	0.05 [e]	0.04 [e]	0.03
1.42	(1.27)	2.22	0.70	(2.18)	(0.02)
1.40	(1.18)	2.29	0.75	(2.14)	0.01

(0.05)	(0.07)	(0.07)	(0.04)	(0.02)	—
—	—	—	—	—	—
(0.05)	(0.07)	(0.07)	(0.04)	(0.02)	—
10.88	9.53	10.78	8.56	7.85	10.01
$ 532	$ 614	$ 700	$ 482	$ 406	$ 454

14.72% [c]	(11.03)%	27.00%	9.69%	(21.45)%	0.10%
1.68 [d]	1.71	1.80	1.86	1.84	2.71
1.52 [d]	1.52	1.52	1.52	1.55	1.62
(0.34) [d]	0.82	0.75	0.69	0.40	0.45
35 [c]	56	59	49	58	50
78

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period March 1, 2019 (inception) through April 30, 2019
i	For the period February 1, 2016 (inception) through October 31, 2016
j	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
k	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
l	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
The accompanying notes are an integral part of the Financial Statements.

79

Harbor International & Global Funds
Notes to Financial Statements—April 30, 2019 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2019, the Trust consists of 33 separate portfolios. The portfolios covered by this report are: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Participatory notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
80

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
81

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Participatory Notes
Participatory notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participatory notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participatory notes are not subject to any master netting agreements. Participatory notes may be more volatile and less liquid than holding the underlying security directly. A participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. A Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. A Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
During the period, Harbor Emerging Markets Equity Fund invested in participatory notes to gain exposure to certain foreign markets.
Warrants and Rights
Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants and rights are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a warrant or right may not necessarily change with the value of the underlying securities. When a Fund acquires warrants or rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. Warrants and rights cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the warrants or rights.
82

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Warrants or rights outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor International Small Cap Fund held warrants/rights as a result of their investments in underlying securities.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, and Harbor Global Leaders Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
83

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
84

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2019 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$346,230	$5,122,668
Harbor Diversified International All Cap Fund	125,667	64,522
Harbor Overseas Fund	30,672	5,626
Harbor International Growth Fund	31,599	60,820
Harbor International Small Cap Fund	38,731	11,812
Harbor Global Leaders Fund	30,328	18,116
Harbor Emerging Markets Equity Fund	27,367	27,958
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury or the Government National Mortgage Association. During the period, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
85

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
The following table shows the Harbor funds that engaged in securities lending during the period and summarizes the value of equity securities loaned and related cash collateral at April 30, 2019.
	Market Value of Securities on Loan (000s)	Cash Collateral (000s)
Harbor International Fund	$58,160	$61,600
Harbor Diversified International All Cap Fund	13,828	14,480
Harbor International Growth Fund	20,452	21,349
Harbor International Small Cap Fund	620	663
Harbor Global Leaders Fund	1,387	1,428

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.64%
Harbor Diversified International All Cap Fund	0.75 [b]	0.54
Harbor Overseas Fund	0.75	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Global Leaders Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
b	For the period November 1, 2018 to April 30, 2019, Harbor Capital voluntarily waived a portion of its management fee.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the six-month period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor International Fund[1]	0.69%	0.77%	1.02%	1.14%	02/29/2020
Harbor Diversified International All Cap Fund	0.72	0.80	1.05	1.17	02/29/2020
Harbor Overseas Fund	0.77	0.85	1.10	1.22	02/29/2020
Harbor International Growth Fund	0.77	0.85	1.10	1.22	02/29/2020
Harbor International Small Cap Fund[2]	0.88	0.96	1.21	1.33	02/29/2020
Harbor Global Leaders Fund[3]	0.83	0.91	1.16	1.28	02/29/2020
Harbor Emerging Markets Equity Fund[4]	1.08	1.16	1.41	1.53	02/29/2020

1	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to further waive a portion of its management fee to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.64%, 0.72%, 0.97%, and 1.09% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
2	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.87%, 0.95%, 1.20%, and 1.32% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
3	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.82%, 0.90%, 1.15%, and 1.27% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
4	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.07%, 1.15%, 1.40%, and 1.52% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
86

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
87

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Fund	23,640	—	—	—	23,640	0.0%
Harbor Diversified International All Cap Fund	99,943	—	—	—	99,943	0.1
Harbor Overseas Fund	1,248,500	1,248,500	—	3,000	2,500,000	98.8
Harbor International Growth Fund	80,068	—	—	—	80,068	0.2
Harbor International Small Cap Fund	54,130	1,549,670	25,976	25,888	1,655,664	22.8
Harbor Global Leaders Fund	38,791	479,463	26,458	26,478	571,190	21.3
Harbor Emerging Markets Equity Fund	80,433	—	—	—	80,433	1.1
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
88

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund	$7,204,003	$544,787	$(510,922)	$33,865
Harbor Diversified International All Cap Fund	780,372	55,900	(48,143)	7,757
Harbor Overseas Fund	25,186	902	(482)	420
Harbor International Growth Fund*	512,895	94,593	(24,580)	70,013
Harbor International Small Cap Fund	84,795	6,644	(3,498)	3,146
Harbor Global Leaders Fund	59,831	18,477	(142)	18,335
Harbor Emerging Markets Equity Fund*	70,544	12,786	(3,558)	9,228

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2019, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2019, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$514	$—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$127	$—
Unrealized appreciation on open forward currency contracts	—	2
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Note 6—Derivatives—Continued
HARBOR INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Unrealized appreciation on open forward currency contracts	$—	$ 6
Unrealized depreciation on open forward currency contracts	—	(1)
HARBOR GLOBAL LEADERS FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Unrealized appreciation on open forward currency contracts	$—	$—
The change in net unrealized appreciation/(depreciation) and net realized gain/(loss) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2019, were:
HARBOR INTERNATIONAL FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$(11,002)	$—
Forward currency contracts	—	—
Net realized gain/(loss) on derivatives	$(11,002)	$—

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$11,379	$—
Forward currency contracts	—	—
Change in net unrealized appreciation/(depreciation) on derivatives	$11,379	$—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$ 1	$—
Forward Currency Contracts	—	—
Net realized gain/(loss) on derivatives	$ 1	$—

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$126	$—
Forward currency contracts	—	2
Change in net unrealized appreciation/(depreciation) on derivatives	$126	$ 2
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Note 6—Derivatives—Continued
HARBOR INTERNATIONAL SMALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$ 63	$—
Forward currency contracts	—	—
Net realized gain/(loss) on derivatives	$ 63	$—

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$—	$—
Forward currency contracts	—	5
Change in net unrealized appreciation/(depreciation) on derivatives	$—	$5
Note 7—Subsequent Events
Effective May 23, 2019, the Board of Trustees of Harbor Funds appointed Cedar Street Asset Management LLC (“Cedar Street”) to serve as the subadviser to Harbor International Small Cap Fund. Cedar Street replaced Baring International Investment Limited as subadviser to the Fund.  There were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
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Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor International Fund
Retirement Class	0.66%
Actual		$3.39	$1,000	$1,074.60
Hypothetical (5% return)		3.31	1,000	1,021.44
Institutional Class	0.73%
Actual		$3.75	$1,000	$1,074.20
Hypothetical (5% return)		3.66	1,000	1,021.08
Administrative Class	0.99%
Actual		$5.09	$1,000	$1,073.00
Hypothetical (5% return)		4.96	1,000	1,019.76
Investor Class	1.11%
Actual		$5.70	$1,000	$1,072.40
Hypothetical (5% return)		5.56	1,000	1,019.15
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Diversified International All Cap Fund
Retirement Class	0.67%
Actual		$3.47	$1,000	$1,092.80
Hypothetical (5% return)		3.36	1,000	1,021.39
Institutional Class	0.75%
Actual		$3.89	$1,000	$1,092.00
Hypothetical (5% return)		3.76	1,000	1,020.98
Administrative Class	1.00%
Actual		$5.18	$1,000	$1,090.70
Hypothetical (5% return)		5.01	1,000	1,019.71
Investor Class	1.12%
Actual		$5.80	$1,000	$1,090.20
Hypothetical (5% return)		5.61	1,000	1,019.10
Harbor Overseas Fund
Retirement Class	0.77%
Actual***		$1.30	$1,000	$1,020.00
Hypothetical (5% return)		1.29	1,000	1,007.06
Institutional Class	0.85%
Actual***		$1.43	$1,000	$1,020.00
Hypothetical (5% return)		1.43	1,000	1,006.92
Investor Class	1.22%
Actual***		$2.06	$1,000	$1,019.00
Hypothetical (5% return)		2.05	1,000	1,006.30
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$4.12	$1,000	$1,156.50
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.85%
Actual		$4.55	$1,000	$1,155.60
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.87	$1,000	$1,154.40
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.52	$1,000	$1,154.00
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor International Small Cap Fund
Retirement Class	0.87%
Actual		$4.43	$1,000	$1,056.60
Hypothetical (5% return)		4.36	1,000	1,020.37
Institutional Class	0.95%
Actual		$4.84	$1,000	$1,056.70
Hypothetical (5% return)		4.76	1,000	1,019.97
Administrative Class	1.20%
Actual		$6.11	$1,000	$1,054.90
Hypothetical (5% return)		6.01	1,000	1,018.70
Investor Class	1.32%
Actual		$6.73	$1,000	$1,053.70
Hypothetical (5% return)		6.60	1,000	1,018.09
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Global Leaders Fund
Retirement Class	0.82%
Actual		$4.41	$1,000	$1,168.50
Hypothetical (5% return)		4.11	1,000	1,020.63
Institutional Class	0.90%
Actual		$4.83	$1,000	$1,167.90
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$6.18	$1,000	$1,166.80
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.82	$1,000	$1,166.00
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Emerging Markets Equity Fund
Retirement Class	1.07%
Actual		$5.71	$1,000	$1,150.50
Hypothetical (5% return)		5.36	1,000	1,019.36
Institutional Class	1.15%
Actual		$6.13	$1,000	$1,149.70
Hypothetical (5% return)		5.76	1,000	1,018.95
Administrative Class	1.40%
Actual		$7.50	$1,000	$1,162.50
Hypothetical (5% return)		7.00	1,000	1,017.68
Investor Class	1.52%
Actual		$8.09	$1,000	$1,147.20
Hypothetical (5% return)		7.60	1,000	1,017.07

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
***	Fund has less than six months of operating history. Expenses are equal to the Class' annualized net expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since the commencement of operations). The expense amounts reported under Hypothetical (5% return) are not comparable to the amounts reported using actual fund return.
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year. In 2019, the Funds filed a complete portfolio of investments for the first fiscal quarter on Form N-Q. Beginning with the third fiscal quarter of 2019, the Funds will file a complete portfolio of investments with the SEC on Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE international & Global FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 15 and 16, 2019 (the “Meeting”), the Board, including all of the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser” or “Harbor Capital”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund (Investment Advisory Agreement only), Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, and Harbor Emerging Markets Equity Fund. The Board noted that the Subadvisory Agreement with Marathon Asset Management LLP (“Marathon-London”) with respect to Harbor International Fund was approved for an initial two-year term by the Board at an in-person meeting held on August 14 and 15, 2018 and will remain in effect until August 22, 2020.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained
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ADVISORY AGREEMENT APPROVALS—Continued
by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, as applicable, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
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ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, and Harbor Emerging Markets Equity Fund at meetings of the Board of Trustees held in 2018. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor International Fund. The Trustees considered Harbor International Fund (inception date December 29, 1987), noting its underperformance relative to each of its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2018. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 each ranked in the fourth quartile. The Trustees also considered that the Fund had underperformed its benchmark, the MSCI EAFE® (ND) Index, for the one-, three- and five-year periods ended December 31, 2018. The Trustees noted the fact that Marathon-London had recently been appointed as the Fund’s subadviser and that the current subadvisory agreement for the Fund was considered and approved for an initial two-year term by the Trustees at an in-person meeting held on August 14-15, 2018.
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $34.1 billion in this asset class, out of a firm-wide total of approximately $60.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and recent departures from the portfolio management team.
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The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $12.28 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was also below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Diversified International All Cap Fund. The Trustees considered Harbor Diversified International All Cap Fund (inception date November 2, 2015), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one- and three-year periods ended December 31, 2018. The Trustees noted that the Fund’s Institutional Class performance was equal to its Broadridge group median and below its universe median for the since inception period ended December 31, 2018. The Morningstar data presented showed that the Fund’s one- and three-year and since inception rolling returns as of December 31, 2018 ranked in the first, third and second quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-year period and underperformed its benchmark index for the three-year and since inception periods ended December 31, 2018.
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $5.25 billion in assets in this strategy, out of a firm-wide total of approximately $60.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and recent departures from the portfolio management team.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $675 million, showed the Fund’s management fee was at the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that the Fund’s existing contractual fee waiver/expense reimbursement arrangement will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor International Growth Fund. The Trustees considered Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance exceeded its Broadridge group median for the one-, three- and five-year periods ended December 31, 2018. The Fund outperformed its Broadridge universe median for the three- and five-year periods ended December 31, 2018 and underperformed its universe median for the one-year period ended December 31, 2018. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 ranked in the fourth, third and third quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the five-year period ended December 31, 2018 and underperformed its benchmark index for the one- and three-year periods ended December 31, 2018.
The Trustees considered the expertise of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $9.6 billion in assets in this strategy, out of a firm-wide total of approximately $220.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $550 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2020. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor International Small Cap Fund. The Trustees considered Harbor International Small Cap Fund (inception date February 1, 2016), and observed that its Institutional Class performance was above its Broadridge group and universe medians for the since inception period ended December 31, 2018. The Fund’s performance was below its Broadridge group median and at its universe median for the one-year period ended December 31, 2018. The Morningstar data presented ranked the Fund’s one-year and since inception rolling returns as of December 31, 2018 in the third and second quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI EAFE Small Cap (NR) Index, for the one-year and since inception periods ended December 31, 2018. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
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ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Baring International Investment Limited (“BIIL”) in managing assets generally and in the international small cap asset class specifically, noting that BIIL managed approximately $579 million in assets in this strategy (including assets across the combined Barings group), out of a firm-wide total of approximately $303.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor Global Leaders Fund. The Trustees considered Harbor Global Leaders Fund (inception date March 1, 2009) and observed that its Institutional Class performance was above its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2018. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2018. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI (ND) Index, for the one-, three- and five-year periods ended December 31, 2018.
The Trustees considered the expertise of Sands Capital Management, LLC (“Sands Capital”) in managing assets generally and in the international equity asset class specifically, noting that Sands Capital managed approximately $352 million in assets in this asset class, out of a firm-wide total of approximately $35.39 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. They noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Emerging Markets Equity Fund. The Trustees considered Harbor Emerging Markets Equity Fund (inception date November 1, 2013), noting that according to the Broadridge report, the Fund’s Institutional Class performance was above the group and universe medians for the one- and three-year periods ended December 31, 2018 and below the group and universe medians for the five-year period ended December 31, 2018. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 in the first, first and third quartiles, respectively. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods and underperformed its benchmark for the five-year period ended December 31, 2018.
The Trustees considered the expertise of the Fund’s subadviser, Oaktree Capital Management, L.P. (“Oaktree Capital”), in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree Capital managed approximately $4.05 billion in assets in this asset class, out of a firm-wide total of approximately $123.5 billion in assets under management as of September 30, 2018. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was also below the Broadridge group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to a contractual fee waiver/expense reimbursement arrangement with respect to the Fund that will be effective until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
99

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR OVERSEAS FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on November 18 and 19, 2018 (the “Meeting”), the Board, including all of the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser” or “Harbor Capital”), and a Subadvisory Agreement with Acadian Asset Management LLC (“Acadian” or the “Subadviser”) with respect to Harbor Overseas Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Overseas Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
100

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and Acadian, including the background, education, expertise and experience of the investment professionals of the Adviser and Acadian to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Acadian, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Acadian for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Acadian’s fee, for investment advisory and related services including investment, business, legal, compliance, financial and administrative services, that the Adviser would provide;
•	the proposed fees and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of Acadian in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each would provide to the Fund;
•	any “fall out” benefits that might inure to the Adviser and its affiliates or Acadian and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of Fund investors.
Nature, Extent, and Quality of Services
In evaluating the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Fund.
101

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In evaluating the nature and quality of the services to be provided by Acadian, the Trustees considered the collective expertise and experience of the professionals at Acadian and the favorable record they had generated in the international equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them at Acadian. In considering Acadian’s performance, the Trustees noted that Acadian’s record in its non-U.S. equity strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was slightly above the median and above the average management fees of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to Harbor Capital and the subadvisory fee paid to Acadian and specifically the net advisory fee retained by the Adviser at various asset levels.
It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios and the Retirement Class net expense ratio was slightly above the average and slightly below the median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 and/or transfer agent service fees, which the Board reviews separately.
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Acadian its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward-looking approach to setting the contractual advisory fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying Acadian its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.
102

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
103

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
104

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.IG.0419

Semi-Annual Report
April 30, 2019
Fixed Income  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYRX	HHYNX	HHYAX	HHYVX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Real Return Fund	HRRNX	HARRX	HRRRX	–
Harbor Money Market Fund	–	HARXX	HRMXX	–
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Domestic long-term fixed income markets were generally up for the fiscal half year ended April 30, 2019. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of investment-grade bonds, generated a return of 5.49% for the six-month period.
At the beginning of the period, expectations for higher inflation, increased Treasury debt supply, and more Federal Reserve (Fed) interest rate hikes had all contributed to rising U.S. interest rates. As 2019 began and the Fed adopted a more accommodative stance – even signaling the possibility of an interest rate cut – Treasury yields tumbled, driving strong performance in the U.S. fixed income market.
U.S. Treasury Inflation Protected Securities (TIPS) returned 4.60% for the fiscal half year, as measured by the Bloomberg Barclays U.S. TIPS Index, substantially outperforming conventional U.S. Treasury bonds.
High yield bonds outgained other fixed income market segments for the six-month period, as the ICE BofAML U.S. Non-Distressed High Yield Index returned 5.89%. Following a steep decline at the end of 2018, the high yield market rebounded strongly in the first few months of 2019, propelled by higher oil prices and the rallying stock market.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2019
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	5.89%	7.03%	5.03%	8.74%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	5.49	5.29	2.57	3.72	6.09%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	4.60	3.10	1.74	3.64	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.18	2.18	0.78	0.45	3.08
Domestic Equities
Russell 3000® (entire U.S. stock market)	9.71%	12.68%	11.20%	15.30%	10.17%
S&P 500 (large cap stocks)	9.76	13.49	11.63	15.32	10.15
Russell Midcap® (mid cap stocks)	11.65	10.69	9.75	15.65	11.41
Russell 2000® (small cap stocks)	6.06	4.61	8.63	14.10	9.41
Russell 3000® Growth (growth stocks)	11.81	16.61	14.17	16.83	10.05
Russell 3000® Value (value stocks)	7.61	8.58	8.17	13.69	9.91
International & Global
MSCI EAFE (ND)(foreign stocks)	7.45%	-3.22%	2.60%	7.95%	4.58%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.89	-7.88	5.27	11.49	N/A
MSCI World (ND)(global stocks)	8.83	6.48	7.31	11.58	6.82
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	9.12	-3.23	2.83	7.75	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	13.76	-5.04	4.04	7.50	N/A

Change in market’s direction showed value of resilience
In the fourth calendar quarter of 2018, U.S. equities endured their worst quarterly performance in more than seven years, as concerns about interest rate increases, continuing trade tensions, and slowing global growth dampened investor sentiment. At its December 2018 meeting, the Fed further raised the federal funds rate target by 0.25%. Investment-grade spreads widened during the fourth quarter and some commentators speculated that the nearly 10-year-long bull market had reached its end.
But in the first quarter of 2019, such talk proved premature, as equities rebounded in the U.S. and globally. Market sentiment recovered, investment-grade spreads tightened, and the Fed held rates steady. Anyone who pulled their money out of equities in December 2018, hoping to avoid further losses, may have missed out on the robust gains of early 2019. In fixed income, U.S. Treasury yields fell and buoyed the investment-grade debt market while the high-yield market led the fixed income asset class for the calendar year through April 2019.
Reacting emotionally to market movements, or trying to time when the market will rise or fall, can have a negative impact on the success of a long-term investment strategy. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
Harbor Funds offers a variety of equity and fixed income funds that can serve as the foundation of a diversified portfolio. Thank you for investing with Harbor Funds.
June 28, 2019

Charles F. McCain
Chairman

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Thomas Whitley, CFA

Management’s Discussion of
Fund Performance
Market Review
With most major indices rallying strongly in 2019, the equity markets recorded their best initial start to a year since 1987. For the year to date through April 2019, the S&P 500 equity index rose 18.25%, but came on the heels of a 7.19% decline during November through December. This bifurcation of performance is also evidenced by the CBOE Volatility Index (“VIX”). While it averaged 18 points during the six-month period ending April 30, 2019, in line with the ten-year average, more than 80% of trading days during November-January were above that level. Conversely the VIX did not close above 17 points on any day during the February-April period. The Fund’s benchmark, the ICE BofAML U.S. Convertible Ex Mandatory Index, returned 9.44% for the first six months of the fiscal year ending April 30, 2019 while underlying equities had an approximate weighted average return of 11% for the same period based on the issuer weightings of the benchmark. The convertible market showed similar bifurcation as the equity markets through the period, and we believe exhibited its traditional characteristics of downside protection while maintaining strong upside equity participation. The Index returned 46.9% of the S&P 500’s November-December decline, but returned 72.6% of the S&P’s January-April increase.
Given the V-shape of returns during the first half of the fiscal year, convertible new issuance got off to a slow start in 2019, as opportunistic issuers sat on the sidelines while equities recovered. $15.2 billion of new issuance priced from November to April, versus $21.7 billion during the six-month period ending April 30, 2018, per Bank of America Merrill Lynch. Despite the decline, which came after the largest new issuance period since 2007, we see a few signs of returning strength. First, while January had very little issuance, February and March saw a fairly strong resurgence around earnings season, and in aggregate grew year-over-year. Second, approximately 10% of recent new deals have been from investment grade issuers. While currently a small portion, it is encouraging to see more investment grade companies view the convertible market as a viable avenue for raising capital.
Performance
Harbor Convertible Securities Fund returned 8.97% (Retirement Class), 9.02% (Institutional Class), 8.88% (Administrative Class), and 8.84% (Investor Class) for the six-month period ended April 30, 2019, compared with the 9.44% return of the benchmark. As has been common in recent years, the Index derived a large amount of its contribution (29%) from convertibles trading over 100% above their bond floors, while the Fund derived approximately 4% from that segment. As is endemic of the Fund’s investment style, the Fund continues to underweight that portion of the market.
Software and semiconductors were the largest industry contributors to the Fund’s performance for the first six months of the fiscal year. In software, the Fund benefitted from positions in Workday and Zendesk. Workday provides cloud services for human resources and financial management, while Zendesk provides software for help desks and customer support. In semiconductors, the Fund’s holding in Microchip Technology, a chip supplier to the automotive and industrial industries, was the top contributor.
The largest detractors to the Fund’s performance from an industry point of view were automobiles and energy equipment. In automobiles, Tesla, a leading manufacturer of high performance electric vehicles, had disappointing fourth quarter earnings and the equity remains volatile. We continue to believe the underlying credit is sound and view the company’s recent $2.5+ billion capital raise as a positive. In energy equipment, negative contribution was broad-based by issuer, as the Energy sector as a whole posted losses during the period. The Fund maintains

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Convertible Securities Fund
Retirement Class[1,2]	8.97%	9.75%	4.84%	5.54%
Institutional Class[1]	9.02	9.87	4.83	5.54
Administrative Class[1]	8.88	9.27	4.51	5.23
Investor Class[1]	8.84	9.38	4.43	5.13
Comparative Index
ICE BofAML U.S. Convertible Ex Mandatory[1]	9.44%	11.27%	8.49%	9.15%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.70% (Net) and 0.75% (Gross) (Retirement Class), 0.78% (Net) and 0.83% (Gross) (Institutional Class), 1.03% (Net) and 1.08% (Gross) (Administrative Class), and 1.15% (Net) and 1.20% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
a small weighting among the highest credit-quality convertibles in the space, which we believe should provide downside protection during periods of equity weakness as well as upside optionality in the event of any future sector rally.
Outlook & Strategy
Looking forward, we believe that the overall prospects for convertibles remain positive. The prospects include: a growth-oriented equity environment; positive overall credit conditions; and potential new issue activity combined with a historical non-correlation to rising Treasury rates.
Also, the resurgence of the convertible new issue calendar in recent years has begun to present many new opportunities. Recently issued convertibles have included both new convertible issuers as well as existing issuers. This development has allowed the Fund to diversify its positions into new businesses that meet its credit criteria, as well as maintain exposure to repeat issuers by purchasing new issues closer to their bond floors. We believe this trend favors the Fund’s investment style, as we focus first on investment credit worthiness, with an emphasis on positive risk/reward characteristics.
As we experience a period of interest rate uncertainty, with associated intermittent periods of volatility, we expect that the market may favor more balanced convertible securities with a positive credit profile, which we believe is consistent with the Fund’s investment approach.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 04/30/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	Live Nation Entertainment Inc.	2.3%
❷	Liberty Media Corp.	2.2%
❸	Splunk Inc.	2.1%
❹	Blackstone Mortgage Trust Inc.	2.0%
❺	Meritor Inc.	2.0%
❻	Ares Capital Corp.	1.9%
❼	Ctrip.com International Ltd.	1.9%
❽	Akamai Technologies Inc.	1.8%
❾	Liberty Expedia Holdings Inc.	1.7%
❿	Marriott Vacations Worldwide Corp.	1.7%

Sector Allocation (% of investments)
Maturity Profile (% of investments)

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—96.6%
Principal Amount		Value
AEROSPACE & DEFENSE—0.5%
	Arconic Inc.
$671	1.625%—10/15/2019	$ 669
AUTO COMPONENTS—1.4%
	CIE Generale des Etablissements Michelin SCA
600	0.000%—01/10/2022[1]	612
	Valeo SA MTN[2]
1,200	0.000%—06/16/2021[1]	1,131
		1,743
AUTOMOBILES—1.4%
	Tesla Inc.
1,246	1.250%—03/01/2021	1,225
572	2.375%—03/15/2022	589
		1,814
BANKS—0.5%
	BofA Finance LLC MTN[2]
604	0.250%—05/01/2023	600
BIOTECHNOLOGY—4.5%
	BioMarin Pharmaceutical Inc.
2,010	0.599%—08/01/2024	2,071
	Exact Sciences Corp.
1,246	0.375%—03/15/2027	1,406
222	1.000%—01/15/2025	335
		1,741
	Ionis Pharmaceuticals Inc.
449	1.000%—11/15/2021	578
	Ligand Pharmaceuticals Inc.
936	0.750%—05/15/2023[3]	816
	Neurocrine Biosciences Inc.
403	2.250%—05/15/2024	488
		5,694
CAPITAL MARKETS—1.8%
	Ares Capital Corp.
1,618	3.750%—02/01/2022	1,629
726	4.625%—03/01/2024	732
		2,361
COMMUNICATIONS EQUIPMENT—2.0%
	Lumentum Holdings Inc.
602	0.250%—03/15/2024	751
	Palo Alto Networks Inc.
1,618	0.750%—07/01/2023[3]	1,842
		2,593
CONSTRUCTION & ENGINEERING—3.9%
	Dycom Industries Inc.
1,307	0.750%—09/15/2021	1,240
	KBR Inc.
610	2.500%—11/01/2023[3]	667
	Tutor Perini Corp.
1,557	2.875%—06/15/2021	1,537
	Vinci SA
1,400	0.375%—02/16/2022	1,593
		5,037
CONVERTIBLE BONDS—Continued
Principal Amount		Value
DIVERSIFIED CONSUMER SERVICES—0.8%
	Chegg Inc.
$884	0.125%—03/15/2025[3]	$ 850
99	0.250%—05/15/2023	142
		992
DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
	Inmarsat plc
600	3.875%—09/09/2023	898
	Liberty Media Corp.
540	1.000%—01/30/2023	647
242	1.375%—10/15/2023	284
1,820	2.125%—03/31/2048[3]	1,772
547	2.250%—09/30/2046	281
		2,984
		3,882
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	OSI Systems Inc.
665	1.250%—09/01/2022	692
ENERGY EQUIPMENT & SERVICES—1.4%
	Ensco Jersey Finance Ltd.
245	3.000%—01/31/2024	208
	Nabors Industries Inc.
792	0.750%—01/15/2024	574
	Oil States International Inc.
591	1.500%—02/15/2023	532
	Transocean Inc.
478	0.500%—01/30/2023	513
		1,827
ENTERTAINMENT—3.5%
	iQIYI Inc.
1,599	2.000%—04/01/2025[3]	1,629
	Live Nation Entertainment Inc.
2,454	2.500%—03/15/2023	2,891
		4,520
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
	Empire State Realty OP LP
340	2.625%—08/15/2019[3]	340
	Extra Space Storage LP
1,561	3.125%—10/01/2035[3]	1,826
	IH Merger Sub LLC
1,077	3.500%—01/15/2022	1,252
	National Health Investors Inc.
519	3.250%—04/01/2021	582
	Spirit Realty Capital Inc.
1,255	3.750%—05/15/2021	1,267
		5,267
HEALTH CARE EQUIPMENT & SUPPLIES—4.7%
	Conmed Corp.
480	2.625%—02/01/2024[3]	526
	Dexcom Inc.
77	0.750%—05/15/2022	105
1,665	0.750%—12/01/2023[3]	1,738
		1,843
	Insulet Corp.
942	1.375%—11/15/2024[3]	1,076
	Nuvasive Inc.
1,011	2.250%—03/15/2021	1,164

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Wright Medical Group Inc.
$1,223	1.625%—06/15/2023[3]	$ 1,333
		5,942
HEALTH CARE PROVIDERS & SERVICES—0.4%
	Molina Healthcare Inc.
168	1.125%—01/15/2020	536
HEALTH CARE TECHNOLOGY—2.2%
	Allscripts Healthcare Solutions Inc.
2,085	1.250%—07/01/2020	2,058
	Evolent Health Inc.
390	1.500%—10/15/2025[3]	322
	Tabula Rasa Healthcare Inc.
353	1.750%—02/15/2026[3]	368
		2,748
HOTELS, RESTAURANTS & LEISURE—2.4%
	Caesars Entertainment Corp.
190	5.000%—10/01/2024	282
	Huazhu Group Ltd.
548	0.375%—11/01/2022	637
	Marriott Vacations Worldwide Corp.
2,221	1.500%—09/15/2022	2,185
		3,104
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.9%
	Nextera Energy Partners LP
1,203	1.500%—09/15/2020[3]	1,199
INDUSTRIAL CONGLOMERATES—0.4%
	Siemens Financieringsmaatschappij NV
500	1.650%—08/16/2019	547
INTERACTIVE MEDIA & SERVICES—3.9%
	IAC Financeco Inc.
657	0.875%—10/01/2022[3]	1,022
	Twitter Inc.
1,125	0.250%—06/15/2024[3]	1,139
	Weibo Corp.
1,240	1.250%—11/15/2022	1,181
	Zillow Group Inc.
1,068	1.500%—07/01/2023	979
604	2.000%—12/01/2021	613
		1,592
		4,934
INTERNET & DIRECT MARKETING RETAIL—5.4%
	Booking Holdings Inc.
782	0.350%—06/15/2020	1,120
	Ctrip.com International Ltd.
2,165	1.990%—07/01/2025	2,434
	Liberty Expedia Holdings Inc.
2,179	1.000%—06/30/2047[3]	2,184
	Mercadolibre Inc.
322	2.000%—08/15/2028[3]	416
	Wayfair Inc.
489	1.125%—11/01/2024[3]	763
		6,917
IT SERVICES—4.0%
	Akamai Technologies Inc.
2,222	0.125%—05/01/2025[3]	2,358
CONVERTIBLE BONDS—Continued
Principal Amount		Value
IT SERVICES—Continued
	Okta Inc.
$120	0.250%—02/15/2023	$ 266
	Square Inc.
695	0.500%—05/15/2023[3]	831
	Twilio Inc.
135	0.250%—06/01/2023[3]	271
	Wix.com Ltd.
1,126	0.000%—07/01/2023[1,3]	1,327
		5,053
LIFE SCIENCES TOOLS & SERVICES—2.2%
	Illumina Inc.
1,205	0.000%—08/15/2023[1,3]	1,305
219	0.500%—06/15/2021	301
		1,606
	Qiagen NV
200	0.875%—03/19/2021	284
800	1.000%—11/13/2024	866
		1,150
		2,756
MACHINERY—3.7%
	Chart Industries Inc.
382	1.000%—11/15/2024[3]	612
	Fortive Corp.
740	0.875%—02/15/2022[3]	782
	Greenbrier Cos. Inc.
861	2.875%—02/01/2024	869
	Meritor Inc.
2,427	3.250%—10/15/2037	2,508
		4,771
MEDIA—2.8%
	Dish Network Corp.
2,269	3.375%—08/15/2026	2,087
	Liberty Interactive LLC
756	1.750%—09/30/2046[3]	910
	Pandora Media Inc.
548	1.750%—12/01/2023	617
		3,614
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
	Blackstone Mortgage Trust Inc.
2,468	4.750%—03/15/2023	2,527
	Starwood Property Trust Inc.
1,134	4.375%—04/01/2023	1,141
	Two Harbors Investment Corp.
1,098	6.250%—01/15/2022	1,116
		4,784
OIL, GAS & CONSUMABLE FUELS—2.9%
	Chesapeake Energy Corp.
1,199	5.500%—09/15/2026	1,090
	Oasis Petroleum Inc.
541	2.625%—09/15/2023	519
	PDC Energy Inc.
337	1.125%—09/15/2021	322
	SM Energy Co.
309	1.500%—07/01/2021	287

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Total SA MTN[2]
$1,400	0.500%—12/02/2022	$ 1,491
		3,709
PERSONAL PRODUCTS—0.5%
	Herbalife Nutrition Ltd.
567	2.625%—03/15/2024	596
PHARMACEUTICALS—2.0%
	Jazz Investments I Ltd.
1,293	1.500%—08/15/2024	1,233
614	1.875%—08/15/2021	611
		1,844
	Supernus Pharmaceuticals Inc.
654	0.625%—04/01/2023	663
		2,507
PROFESSIONAL SERVICES—0.5%
	FTI Consulting Inc.
601	2.000%—08/15/2023[3]	646
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.0%
	Advanced Micro Devices Inc.
113	2.125%—09/01/2026	399
	Cypress Semiconductor Corp.
518	2.000%—02/01/2023	564
	Intel Corp.
502	3.250%—08/01/2039	1,255
	Microchip Technology Inc.
1,642	1.625%—02/15/2027	2,134
	NXP Semiconductors NV
1,044	1.000%—12/01/2019	1,157
	ON Semiconductor Corp.
1,122	1.000%—12/01/2020	1,502
	Silicon Laboratories Inc.
1,231	1.375%—03/01/2022	1,571
	STMicroelectronics NV
1,000	0.250%—07/03/2024	1,148
	Teradyne Inc.
340	1.250%—12/15/2023	558
		10,288
SOFTWARE—13.8%
	Atlassian Inc.
403	0.625%—05/01/2023[3]	597
	DocuSign Inc.
1,001	0.500%—09/15/2023[3]	1,083
	Envestnet Inc.
1,306	1.750%—06/01/2023[3]	1,578
	FireEye Inc.
1,243	0.875%—06/01/2024[3]	1,252
	Five9 Inc.
247	0.125%—05/01/2023[3]	351
	HubSpot Inc.
103	0.250%—06/01/2022	206
	New Relic Inc.
1,022	0.500%—05/01/2023[3]	1,197
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Nice Systems Inc.
$311	1.250%—01/15/2024	$ 531
	Nuance Communications Inc.
320	1.000%—12/15/2035	299
1,239	1.250%—04/01/2025	1,233
		1,532
	Nutanix Inc.
345	0.000%—01/15/2023[1]	395
	Q2 Holdings Inc.
121	0.750%—02/15/2023	170
	Rapid7 Inc.
331	1.250%—08/01/2023[3]	480
	RingCentral Inc.
490	0.000%—03/15/2023[1]	743
	ServiceNow Inc.
314	0.000%—06/01/2022[1]	636
	Splunk Inc.
1,788	0.500%—09/15/2023[3]	2,041
596	1.125%—09/15/2025[3]	696
		2,737
	Verint Systems Inc.
1,432	1.500%—06/01/2021	1,610
	Workday Inc.
981	0.250%—10/01/2022	1,461
	Zendesk Inc.
718	0.250%—03/15/2023	1,083
		17,642
SPECIALTY RETAIL—1.3%
	Guess? Inc.
625	2.000%—04/15/2024[3]	652
	RH
259	0.000%—06/15/2019[1]	258
807	0.000%—06/15/2023[1,3]	703
		961
		1,613
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
	Pure Storage Inc.
847	0.125%—04/15/2023	940
	Western Digital Corp.
1,317	1.500%—02/01/2024[3]	1,178
		2,118
TOTAL CONVERTIBLE BONDS
(Cost $118,274)		123,715
TOTAL INVESTMENTS—96.6%
(Cost $118,274)		123,715
CASH AND OTHER ASSETS, LESS LIABILITIES—3.4%		4,325
TOTAL NET ASSETS—100.0%		$128,040

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	MTN after the name of a security stands for Medium Term Note.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $42,678 or 34% of net assets.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Steven N. Schweitzer

Robert S. Kricheff

Neil Wechsler, CFA

Management’s Discussion of
Fund Performance
Market review
After a negative year of returns for high yield in 2018 and a challenging fourth quarter in particular, the leveraged finance asset classes rebounded dramatically in early 2019. This occurred after a rapid change in the U.S. Federal Reserve (Fed) Chair’s tone and positive inflows helped technical indicators. The ICE BofAML U.S. Non-Distressed High Yield Index returned 5.89% for the six-month period ended April 30th, 2019, and 4.6% in January alone. After starting November 2018 with a yield to-worst of 6.44% and an option adjusted spread (OAS) of 3.36%, by the end of April these measures were at 5.63% and 3.18%, respectively.
Concerns over global growth, political instability, and U.S./China trade negotiations all still loom over markets, but the Chinese economy has appeared to improve after stimulus while its stock market has rallied. The most dramatic news during the period was from the U.S. as the Fed reversed its outlook for rate hikes. This trigger increased returns in longer duration issues in the Index, as bonds with an option adjusted duration (“OAD”) of 2-4 years returned 5.17%, while those with a 6-8 year OAD returned 9.24%. For the period, returns by rating category favored higher quality segments as BB rated bonds in the Index returned 6.76%, while single Bs posted 5.45%. The small CCC segment lagged with a gain of 3.28%.
New issuance continued in both the high-yield bond and leveraged loan markets during the first quarter of 2019, though at a slower pace than seen in the prior two years. New issuance in the high-yield bond market during the quarter was $65.4 billion, and leveraged loan volume was $67.4 billion, according to JPMorgan. One trend seen in 2019 has been a rise in issuance of senior secured bonds in place of loans. Use of proceeds for new high-yield bonds has primarily been for refinancing; however, there was one large leveraged buyout (“LBO”) for Power Solutions. Large M&A news in the quarter that may impact future supply includes a proposed LBO of Inmarsat, ZF International’s plans to acquire Wabco, and Centene’s plans to acquire Wellcare.
performance
Harbor High-Yield Bond Fund returned 4.81% (Retirement Class), 4.88% (Institutional Class), 4.80% (Administrative Class), and 4.65% (Investor Class) for the six months ending April 30, 2019, while the ICE BofAML U.S. Non-Distressed High Yield Index returned 5.89% and the ICE BofAML U.S. High Yield (H0A0) returned 5.55%.   Detracting from performance was negative selection in oil and gas and media - cable.  The Fund’s relative performance benefitted from strong selection and an overweight in the environmental sector, as well as positive selection in telecom - satellites.  The Fund ended the period invested in 290 different issuers across 37 industries, had a yield-to-worst of 4.99%, a weighted average credit rating of B1/BB-, and a duration-to-worst of 2.85 years.
The Fund remained active during the period, taking profits and reducing exposure in healthcare, media-cable and oil and gas, while meaningfully increasing our investments and focus in the technology, financial services and media-broadcast industries. We continued to migrate the overall credit quality in the Fund higher as the market rally took lower rated securities to full valuations. We have also become more selective in new issuance with our participation rate lower than it has historically been in past years.

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	4.81%	5.73%	3.79%	7.39%
Institutional Class	4.88	5.65	3.74	7.37
Administrative Class	4.80	5.42	3.48	7.11
Investor Class	4.65	5.33	3.36	6.97
Comparative Indices
ICE BofAML U.S. Non-Distressed High Yield	5.89%	7.03%	5.02%	8.74%
ICE BofAML U.S. High Yield (H0A0)	5.55	6.71	4.84	10.19
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.53% (Net) and 0.62% (Gross) (Retirement Class); 0.61% (Net) and 0.70% (Gross) (Institutional Class); 0.86% (Net) and 0.95% (Gross) (Administrative Class); and 0.98% (Net) and 1.07% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Outlook & Strategy
Better-than-expected economic data has driven investor confidence. Consensus thinking has typically been a dangerous investment philosophy as latent risks can suddenly erupt. When winning is easy, complacency sets in! The U.S./China trade negotiations are a good example. Both countries would benefit from trade reforms and the markets have been anticipating an agreement. However, given the protracted negotiations, it may be a bumpy road ahead. The J.E.T. fuel for the markets (jobs, earnings, and trade) has made for a smooth ride for the first four months of 2019. Nevertheless, we anticipate increased volatility as the year progresses. Risk-taking has returned with inordinate demand for private debt and equity, which may not be appropriately marked-to- market. Moreover, with limited dealer capital to support secondary trading, the shock absorbers, which historically soften some of the volatility in a correction, have been greatly reduced. A significant force in the credit markets has been the $10 trillion of negative yielding assets, pushing investors to seek more attractive returns. In our view, the longest expansion in U.S. history should not end anytime soon in light of current economic momentum and benign interest rates. Moreover, the U.S. economy does not appear overheated, despite tight labor conditions. In sum, economic data has been beyond expectations. Despite favorable fundamentals and market technical indicators, corrections often occur when least expected. Hence, a cautious and defensive strategy may be warranted.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	CSC Holdings LLC	1.5%
❷	CCO Holdings LLC	1.4%
❸	T-Mobile USA Inc.	1.2%
❹	Bausch Health Cos. Inc.	1.1%
❺	Dell International LLC / EMC Corp.	1.1%
❻	Tenet Healthcare Corp.	1.0%
❼	Bombardier Inc.	0.9%
❽	Sirius XM Radio Inc.	0.9%
❾	Hughes Satellite Systems Corp.	0.8%
❿	Navient Corp.	0.8%

Sector Allocation (% of investments)
Maturity Profile (% of investments)

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—2.5%
Principal Amount		Value
CHEMICALS—0.2%
	Solenis International LP
	Term Loan
$910	6.629% (3 Month USD Libor + 2.629) 06/26/2025[1]	$ 911
COMMERCIAL SERVICES & SUPPLIES—0.3%
	Granite Acquisition Inc.
	Term Loan B
1,678	6.092% (3 Month USD Libor + 3.500) 12/17/2021[1]	1,684
HEALTH CARE PROVIDERS & SERVICES—0.3%
	AHP Health Partners Inc.
	Term Loan B
1,221	6.983% (1 Month USD Libor + 2.483) 06/30/2025[1]	1,227
	Envision Healthcare Corp.
	Term Loan
543	6.233% (1 Month USD Libor + 2.483) 10/10/2025[1]	525
		1,752
HEALTH CARE TECHNOLOGY—0.1%
	Change Healthcare Holdings LLC
	Term Loan B
633	5.233% (1 Month USD Libor + 2.483) 03/01/2024[1]	634
HOTELS, RESTAURANTS & LEISURE—0.2%
	Stars Group Holdings BV
	Term Loan B
822	6.101% (3 Month USD Libor + 2.601) 07/10/2025[1]	827
INTERACTIVE MEDIA & SERVICES—0.2%
	Ancestry.com Inc.
	Term Loan B
1,148	5.740% (1 Month USD Libor + 3.250) 10/19/2023[1]	1,152
MACHINERY—0.1%
	Navistar Inc.
	Term Loan B
593	5.990% (1 Month USD Libor + 2.490) 11/06/2024[1]	594
MEDIA—0.2%
	Liberty Cablevision of Puerto Rico LLC
	First-Lien Term Loan
460	5.973% (1 Month USD Libor + 2.473) 01/07/2022[1]	460
	Univision Communications Inc.
	Term Loan
692	5.233% (1 Month USD Libor + 2.483) 03/15/2024[1]	667
		1,127
SOFTWARE—0.4%
	Carbonite Inc.
	Term Loan B
480	5.806% (1 Month USD Libor + 2.556) 03/21/2026[1]	484
	Project Alpha Intermediate Holding Inc.
	Term Loan B
756	6.733% (1 Month USD Libor + 2.483) 04/26/2024[1]	759
	Ultimate Software Group Inc.
	Term Loan B
770	6.233% (1 Month USD Libor + 2.483) 04/08/2026[1]	777
		2,020
SPECIALTY RETAIL—0.5%
	Ascena Retail Group Inc.
	Term Loan B
1,289	7.000% (1 Month USD Libor + 4.500) 08/21/2022[1]	1,113
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Bass Pro Group LLC
	Term Loan B
$1,221	7.483% (1 Month USD Libor + 5.000) 09/25/2024[1]	$ 1,222
		2,335
TOTAL BANK LOAN OBLIGATIONS
(Cost $13,026)		13,036

CORPORATE BONDS & NOTES—94.3%
AEROSPACE & DEFENSE—2.2%
	Arconic Inc.
1,500	5.400%—04/15/2021	1,547
272	5.900%—02/01/2027	288
		1,835
	Bombardier Inc.
600	6.000%—10/15/2022[2]	603
1,835	7.875%—04/15/2027[2]	1,849
2,000	8.750%—12/01/2021[2]	2,220
		4,672
	TransDigm Inc.
1,000	6.250%—03/15/2026[2]	1,044
1,045	6.500%—07/15/2024	1,063
1,500	7.500%—03/15/2027[2]	1,550
		3,657
	TransDigm UK Holdings plc
1,090	6.875%—05/15/2026[2]	1,098
		11,262
AIR FREIGHT & LOGISTICS—0.9%
	XPO Logistics Inc.
1,260	6.125%—09/01/2023[2]	1,291
2,045	6.500%—06/15/2022[2]	2,099
1,000	6.750%—08/15/2024[2]	1,035
		4,425
AUTO COMPONENTS—0.9%
	Adient Global Holdings Ltd.
1,120	4.875%—08/15/2026[2]	916
	Adient US LLC
670	7.000%—05/15/2026[2]	687
	American Axle & Manufacturing Inc.
1,250	6.625%—10/15/2022	1,283
	Delphi Jersey Holdings plc
730	5.000%—10/01/2025[2]	672
	Tenneco Inc.
1,350	5.000%—07/15/2026	1,110
		4,668
AUTOMOBILES—0.4%
	Jaguar Land Rover Automotive plc
1,150	4.500%—10/01/2027[2]	955
	Tesla Inc.
1,500	5.300%—08/15/2025[2]	1,288
		2,243

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—0.3%
	CIT Group Inc.
$1,155	5.250%—03/07/2025	$ 1,232
509	6.125%—03/09/2028	568
		1,800
BEVERAGES—0.4%
	Cott Holdings Inc.
2,000	5.500%—04/01/2025[2]	2,032
BIOTECHNOLOGY—0.3%
	Avantor Inc.
1,500	6.000%—10/01/2024[2]	1,569
BUILDING PRODUCTS—1.4%
	Griffon Corp.
1,850	5.250%—03/01/2022	1,857
	New Enterprise Stone & Lime Co. Inc.
1,500	6.250%—03/15/2026[2]	1,525
	Standard Industries Inc.
500	4.750%—01/15/2028[2]	481
1,500	5.500%—02/15/2023[2]	1,526
		2,007
	Summit Materials LLC / Summit Materials Finance Corp.
1,400	6.125%—07/15/2023	1,431
300	6.500%—03/15/2027[2]	311
		1,742
		7,131
CAPITAL MARKETS—0.4%
	Deutsche Bank AG
1,150	4.875%—12/01/2032	984
	Refinitiv US Holdings Inc.
1,000	6.250%—05/15/2026[2]	1,029
		2,013
CHEMICALS—1.6%
	Blue Cube Spinco LLC
975	9.750%—10/15/2023	1,092
387	10.000%—10/15/2025	442
		1,534
	GCP Applied Technologies Inc.
750	5.500%—04/15/2026[2]	764
	NOVA Chemicals Corp.
750	4.875%—06/01/2024[2]	736
1,000	5.250%—08/01/2023[2]	1,011
		1,747
	OCI NV
600	6.625%—04/15/2023[2]	628
	PQ Corp.
1,500	6.750%—11/15/2022[2]	1,558
	Trinseo LLC
1,000	5.375%—09/01/2025[2]	978
	Tronox Inc.
1,250	6.500%—04/15/2026[2]	1,266
		8,475
COMMERCIAL SERVICES & SUPPLIES—2.7%
	Advanced Disposal Services Inc.
500	5.625%—11/15/2024[2]	527
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Brink's Co.
$928	4.625%—10/15/2027[2]	$ 898
	Covanta Holding Corp.
1,000	5.875%—07/01/2025	1,029
	Exela Intermediate LLC / Exela Finance Inc.
1,237	10.000%—07/15/2023[2]	1,252
	GFL Environmental Inc.
750	7.000%—06/01/2026[2]	733
2,325	8.500%—05/01/2027[2]	2,427
		3,160
	GW Honos Security Corp.
1,321	8.750%—05/15/2025[2]	1,252
	Matthews International Corp.
345	5.250%—12/01/2025[2]	338
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,090
	RR Donnelley & Sons Co.
740	6.000%—04/01/2024	747
	Waste Pro USA Inc.
1,000	5.500%—02/15/2026[2]	1,000
	Williams Scotsman International Inc.
1,435	7.875%—12/15/2022[2]	1,507
		13,800
COMMUNICATIONS EQUIPMENT—2.2%
	CommScope Inc.
1,250	5.000%—06/15/2021[2]	1,255
700	6.000%—03/01/2026[2]	743
400	8.250%—03/01/2027[2]	433
		2,431
	Hughes Satellite Systems Corp.
874	6.625%—08/01/2026	886
3,000	7.625%—06/15/2021	3,210
		4,096
	Telesat Canada
1,500	8.875%—11/15/2024[2]	1,629
	Viasat Inc.
3,300	5.625%—09/15/2025-04/15/2027[2]	3,312
		11,468
CONSUMER FINANCE—1.9%
	Ally Financial Inc.
74	4.125%—03/30/2020	74
605	5.750%—11/20/2025	658
875	8.000%—11/01/2031	1,123
		1,855
	Navient Corp.
1,000	5.000%—10/26/2020	1,016
	Navient Corp. MTN[3]
1,100	5.500%—01/25/2023	1,124
2,000	7.250%—01/25/2022	2,150
		3,274
	Springleaf Finance Corp.
500	5.625%—03/15/2023	520
780	6.125%—03/15/2024	825
650	6.875%—03/15/2025	699
1,675	7.750%—10/01/2021	1,826
		3,870
		10,015

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—2.3%
	ARD Finance SA
$1,250	7.125%—09/15/2023	$ 1,255
	Ardagh Packaging Finance plc
300	4.625%—05/15/2023[2]	304
800	6.000%—02/15/2025[2]	808
		1,112
	Berry Global Inc.
1,000	6.000%—10/15/2022	1,032
	BWAY Holding Co.
980	5.500%—04/15/2024[2]	977
500	7.250%—04/15/2025[2]	489
		1,466
	Cascades Inc.
1,400	5.500%—07/15/2022[2]	1,417
	Crown Americas LLC / Crown Americas Capital Corp. VI
1,000	4.750%—02/01/2026	1,019
	Flex Acquisition Co. Inc.
750	6.875%—01/15/2025[2]	709
	OI European Group BV
925	4.000%—03/15/2023[2]	916
	Reynolds Group Issuer Inc.
750	5.125%—07/15/2023[2]	762
2,180	5.750%—10/15/2020	2,189
		2,951
		11,877
DISTRIBUTORS—0.1%
	LKQ Corp.
750	4.750%—05/15/2023	759
DIVERSIFIED CONSUMER SERVICES—0.2%
	Frontdoor Inc.
960	6.750%—08/15/2026[2]	1,009
DIVERSIFIED FINANCIAL SERVICES—1.8%
	Avolon Holdings Funding Ltd.
1,615	5.125%—10/01/2023[2]	1,682
500	5.250%—05/15/2024[2]	524
		2,206
	Compass Group Diversified Holdings LLC
750	8.000%—05/01/2026[2]	793
	DAE Funding LLC
470	4.000%—08/01/2020[2]	473
1,000	5.000%—08/01/2024[2]	1,032
1,000	5.750%—11/15/2023[2]	1,050
		2,555
	Fidelity & Guaranty Life Holdings Inc.
1,200	5.500%—05/01/2025[2]	1,218
	Park Aerospace Holdings Ltd.
615	5.250%—08/15/2022[2]	642
	Virtu Financial Inc.
2,000	6.750%—06/15/2022[2]	2,072
		9,486
DIVERSIFIED TELECOMMUNICATION SERVICES—4.6%
	Altice Financing SA
1,500	7.500%—05/15/2026[2]	1,526
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Altice Luxembourg SA
$200	7.625%—02/15/2025[2]	$ 188
1,500	7.750%—05/15/2022[2]	1,532
		1,720
	CenturyLink Inc.
2,150	5.800%—03/15/2022	2,220
1,000	6.450%—06/15/2021	1,045
100	6.750%—12/01/2023	106
1,197	7.500%—04/01/2024	1,289
		4,660
	Frontier Communications Corp.
835	7.125%—01/15/2023	524
210	7.625%—04/15/2024	117
352	8.750%—04/15/2022	246
500	11.000%—09/15/2025	326
		1,213
	GCI Inc.
3,000	6.750%—06/01/2021	3,009
	Inmarsat Finance plc
2,000	4.875%—05/15/2022[2]	2,030
	Intelsat Connect Finance SA
800	9.500%—02/15/2023[2]	746
	Intelsat Jackson Holdings SA
750	5.500%—08/01/2023	680
1,750	8.500%—10/15/2024[2]	1,736
		2,416
	Level 3 Communications Inc.
1,925	5.750%—12/01/2022	1,946
	Level 3 Financing Inc.
500	5.375%—08/15/2022	503
	Telecom Italia Capital SA
625	6.000%—09/30/2034	581
545	6.375%—11/15/2033	533
		1,114
	Wind Tre SpA
1,035	5.000%—01/20/2026[2]	951
	Zayo Group LLC
1,250	5.750%—01/15/2027[2]	1,272
530	6.375%—05/15/2025	541
		1,813
		23,647
ELECTRIC UTILITIES—0.4%
	Talen Energy Supply LLC
660	6.500%—06/01/2025	582
	Vistra Energy Corp.
587	7.375%—11/01/2022	609
	Vistra Operations Co. LLC
1,000	5.625%—02/15/2027[2]	1,030
		2,221
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	Anixter Inc.
1,075	5.500%—03/01/2023	1,134

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—2.2%
	Archrock Partners LP / Archrock Partners Finance Corp.
$500	6.000%—10/01/2022	$ 506
760	6.875%—04/01/2027[2]	794
		1,300
	Ensco plc
400	7.750%—02/01/2026	347
	Ensign Drilling Inc.
1,235	9.250%—04/15/2024[2]	1,240
	Nabors Industries Inc.
1,860	5.750%—02/01/2025	1,702
	Pride International LLC
1,000	7.875%—08/15/2040	795
	Transocean Guardian Ltd.
33	5.875%—01/15/2024[2]	34
	Transocean Inc.
500	6.800%—03/15/2038	397
1,160	7.250%—11/01/2025[2]	1,153
588	7.500%—01/15/2026[2]	582
		2,132
	Transocean Poseidon Ltd.
500	6.875%—02/01/2027[2]	534
	Unit Corp.
1,285	6.625%—05/15/2021	1,266
	USA Compression Partners LP / USA Compression Finance Corp.
680	6.875%—09/01/2027[2]	719
	Weatherford International Ltd.
1,075	6.750%—09/15/2040	688
553	8.250%—06/15/2023	384
		1,072
		11,141
ENTERTAINMENT—2.0%
	AMC Entertainment Holdings Inc.
1,125	5.750%—06/15/2025	1,089
277	5.875%—11/15/2026	258
		1,347
	Cinemark USA Inc.
1,840	5.125%—12/15/2022	1,874
	Lions Gate Capital Holdings LLC
2,129	6.375%—02/01/2024[2]	2,233
	Meredith Corp.
1,500	6.875%—02/01/2026	1,568
	NetFlix Inc.
475	5.375%—11/15/2029[2]	482
350	5.500%—02/15/2022	369
600	6.375%—05/15/2029[2]	657
		1,508
	WMG Acquisition Corp.
1,518	5.625%—04/15/2022[2]	1,546
		10,076
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.9%
	Brookfield Property REIT Inc.
745	5.750%—05/15/2026[2]	761
	CoreCivic Inc.
1,500	4.750%—10/15/2027	1,299
	CyrusOne LP
1,000	5.000%—03/15/2024	1,025
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Equinix Inc.
$2,000	5.375%—01/01/2022-05/15/2027	$ 2,089
	FelCor Lodging LP
1,000	6.000%—06/01/2025	1,046
	GEO Group Inc.
1,400	5.875%—01/15/2022	1,386
	GLP Capital LP
850	5.750%—06/01/2028	916
	Iron Mountain Inc.
850	4.875%—09/15/2027[2]	829
750	5.250%—03/15/2028[2]	742
500	5.750%—08/15/2024	505
1,750	6.000%—08/15/2023	1,799
		3,875
	Kennedy-Wilson Inc.
1,500	5.875%—04/01/2024	1,519
	Ladder Capital Finance Corp.
850	5.250%—10/01/2025[2]	849
460	5.875%—08/01/2021[2]	470
		1,319
	MPT Operating Partnership LP
2,500	6.375%—03/01/2024	2,636
	QualityTech LP
314	4.750%—11/15/2025[2]	308
	RHP Hotel Properties LP
2,500	5.000%—04/15/2021-04/15/2023	2,524
	Sabra Health Care LP
2,500	5.500%—02/01/2021	2,523
	SBA Communications Corp.
1,745	4.000%—10/01/2022	1,762
		24,988
FOOD & STAPLES RETAILING—0.6%
	Albertsons Companies LLC
680	5.750%—03/15/2025	678
1,070	6.625%—06/15/2024	1,109
630	7.500%—03/15/2026[2]	671
		2,458
	Rite Aid Corp.
1,000	6.125%—04/01/2023[2]	856
		3,314
FOOD PRODUCTS—1.2%
	B&G Foods Inc.
2,000	5.250%—04/01/2025	1,970
	Darling Ingredients Inc.
1,290	5.250%—04/15/2027[2]	1,316
	Dean Foods Co.
775	6.500%—03/15/2023[2]	407
	Post Holdings Inc.
1,750	5.500%—03/01/2025[2]	1,798
370	5.750%—03/01/2027[2]	381
		2,179
	TreeHouse Foods Inc.
434	4.875%—03/15/2022	439
		6,311
GAS UTILITIES—0.7%
	AmeriGas Partners LP
500	5.750%—05/20/2027	519

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
GAS UTILITIES—Continued
	DCP Midstream Operating LP
$500	6.750%—09/15/2037[2]	$ 524
	Ferrellgas LP
1,175	6.500%—05/01/2021	1,054
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,564
		3,661
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Hologic Inc.
1,000	4.375%—10/15/2025[2]	995
	Teleflex Inc.
1,000	4.625%—11/15/2027	999
		1,994
HEALTH CARE PROVIDERS & SERVICES—5.8%
	Acadia Healthcare Co. Inc.
794	5.125%—07/01/2022	801
815	5.625%—02/15/2023	827
		1,628
	AHP Health Partners Co.
1,061	9.750%—07/15/2026[1,2]	1,155
	Air Medical Merger Sub Corp.
1,150	6.375%—05/15/2023[2]	1,061
	Centene Corp.
2,000	5.625%—02/15/2021	2,035
1,254	6.125%—02/15/2024	1,315
		3,350
	DaVita Inc.
1,500	5.750%—08/15/2022	1,528
	Envision Healthcare Corp.
900	8.750% (1 Month USD Libor + 3.750) 10/15/2026[1,2]	851
	HCA Healthcare Inc.
2,500	6.250%—02/15/2021	2,628
	HCA Inc.
950	5.375%—02/01/2025-09/01/2026	1,004
500	5.625%—09/01/2028	534
1,250	5.875%—02/15/2026-02/01/2029	1,346
		2,884
	Molina Healthcare Inc.
181	4.875%—06/15/2025[2]	181
2,000	5.375%—11/15/2022	2,092
		2,273
	MPH Acquisition Holdings LLC
3,218	7.125%—06/01/2024[2]	3,243
	RegionalCare Hospital Partners Holdings Inc.
1,000	8.250%—05/01/2023[2]	1,064
	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc.
600	9.750%—12/01/2026[2]	628
	Team Health Holdings Inc.
765	6.375%—02/01/2025[2]	654
	Tenet Healthcare Corp.
2,722	4.375%—10/01/2021	2,766
861	4.500%—04/01/2021	877
1,561	6.000%—10/01/2020	1,620
		5,263
	Vizient Inc.
370	6.250%—05/15/2027[2]	384
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	West Street Merger Sub Inc.
$1,060	6.375%—09/01/2025[2]	$ 1,031
		29,625
HEALTH CARE TECHNOLOGY—0.2%
	Change Healthcare Holdings LLC
1,000	5.750%—03/01/2025[2]	995
HOTELS, RESTAURANTS & LEISURE—3.6%
	Brinker International Inc.
1,500	3.875%—05/15/2023	1,464
	ESH Hospitality Inc.
1,500	5.250%—05/01/2025[2]	1,509
	Hilton Domestic Operating Co. Inc.
884	5.125%—05/01/2026[2]	907
	International Game Technology plc
1,000	6.250%—02/15/2022[2]	1,048
	IRB Holding Corp.
1,600	6.750%—02/15/2026[2]	1,592
	Landry's Inc.
575	6.750%—10/15/2024[2]	589
	Marriott Ownership Resorts Inc.
1,475	6.500%—09/15/2026[2]	1,554
	MGM Resorts International
1,000	5.500%—04/15/2027	1,034
1,500	7.750%—03/15/2022	1,663
		2,697
	New Red Finance Inc.
1,375	4.625%—01/15/2022[2]	1,383
1,000	5.000%—10/15/2025[2]	994
		2,377
	Scientific Games International Inc.
600	8.250%—03/15/2026[2]	623
	Stars Group Holdings BV / Stars Group US Co.-Borrower LLC
750	7.000%—07/15/2026[2]	789
	VICI Properties Inc.
2,100	8.000%—10/15/2023	2,310
	Viking Cruises Ltd.
500	5.875%—09/15/2027[2]	499
	VOC Escrow Ltd.
450	5.000%—02/15/2028[2]	449
		18,407
HOUSEHOLD DURABLES—0.9%
	Lennar Corp.
1,345	4.750%—04/01/2021-11/29/2027	1,376
1,000	4.875%—12/15/2023	1,037
475	5.250%—06/01/2026	495
		2,908
	M/I Homes Inc.
800	5.625%—08/01/2025	789
	Toll Brothers Finance Corp.
355	4.350%—02/15/2028	341
	Tri Pointe Group Inc.
650	4.875%—07/01/2021	661
		4,699
HOUSEHOLD PRODUCTS—1.4%
	Energizer Holdings Inc.
1,605	5.500%—06/15/2025[2]	1,626

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—Continued
	First Quality Finance Co. Inc.
$2,500	4.625%—05/15/2021[2]	$ 2,506
	Prestige Brands Inc.
1,750	5.375%—12/15/2021[2]	1,768
400	6.375%—03/01/2024[2]	415
		2,183
	Spectrum Brands Inc.
878	6.625%—11/15/2022	900
		7,215
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.7%
	AES Corp.
1,065	4.000%—03/15/2021	1,078
585	4.500%—03/15/2023	596
1,000	5.500%—04/15/2025	1,041
300	6.000%—05/15/2026	319
		3,034
	Calpine Corp.
505	5.250%—06/01/2026[2]	508
500	5.500%—02/01/2024	498
600	5.750%—01/15/2025	595
		1,601
	NRG Energy Inc.
2,850	6.250%—05/01/2024	2,947
	Terraform Power Operating LLC
583	4.250%—01/31/2023[2]	579
600	5.000%—01/31/2028[2]	594
		1,173
		8,755
INDUSTRIAL CONGLOMERATES—0.2%
	Gates Global LLC
800	6.000%—07/15/2022[2]	803
INSURANCE—0.2%
	Acrisure Finance Inc.
500	7.000%—11/15/2025[2]	455
	Hub International Ltd.
750	7.000%—05/01/2026[2]	758
		1,213
INTERACTIVE MEDIA & SERVICES—0.4%
	Match Group Inc.
700	5.625%—02/15/2029[2]	718
1,200	6.375%—06/01/2024	1,265
		1,983
IT SERVICES—1.4%
	First Data Corp.
2,515	5.375%—08/15/2023[2]	2,578
1,371	5.750%—01/15/2024[2]	1,418
		3,996
	WEX Inc.
3,000	4.750%—02/01/2023[2]	3,018
		7,014
LEISURE PRODUCTS—0.3%
	NCL Corp. Ltd.
500	4.750%—12/15/2021[2]	507
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LEISURE PRODUCTS—Continued
	Wyndham Destinations Inc.
$305	3.900%—03/01/2023	$ 302
390	5.400%—04/01/2024	403
500	5.750%—04/01/2027	504
		1,209
		1,716
LIFE SCIENCES TOOLS & SERVICES—0.9%
	inVentiv Group Holdings Inc.
1,086	7.500%—10/01/2024[2]	1,143
	IQVIA Inc.
1,250	4.875%—05/15/2023[2]	1,277
	Jaguar Holding Co. II
2,000	6.375%—08/01/2023[2]	2,045
		4,465
MACHINERY—0.6%
	Allison Transmission Inc.
715	4.750%—10/01/2027[2]	704
366	5.875%—06/01/2029[2]	378
		1,082
	Colfax Corp.
275	6.000%—02/15/2024[2]	287
410	6.375%—02/15/2026[2]	434
		721
	EnPro Industries Inc.
1,000	5.750%—10/15/2026[2]	1,030
		2,833
MEDIA—12.2%
	Altice France SA
700	6.250%—05/15/2024[2]	720
1,326	7.375%—05/01/2026[2]	1,347
		2,067
	AMC Networks Inc.
930	4.750%—08/01/2025	927
	Block Communications Inc.
2,050	6.875%—02/15/2025[2]	2,137
	C&W Senior Financing Designated Activity Company
1,170	7.500%—10/15/2026[2]	1,217
	Cable One Inc.
1,480	5.750%—06/15/2022[2]	1,508
	CBS Radio Inc.
1,408	7.250%—11/01/2024[2]	1,461
	CCO Holdings LLC
650	5.000%—02/01/2028[2]	651
5,000	5.250%—03/15/2021-09/30/2022	5,084
1,500	5.875%—04/01/2024[2]	1,571
		7,306
	CSC Holdings LLC
2,000	5.125%—12/15/2021[2]	2,010
1,000	5.375%—02/01/2028[2]	1,019
1,000	7.750%—07/15/2025[2]	1,077
3,000	10.875%—10/15/2025[2]	3,457
		7,563
	DISH DBS Corp.
400	5.875%—11/15/2024	346
3,250	7.750%—07/01/2026	2,917
		3,263

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Entercom Media Corp.
$835	6.500%—05/01/2027[2]	$ 854
	EW Scripps Co.
1,850	5.125%—05/15/2025[2]	1,762
	Graham Holdings Co.
945	5.750%—06/01/2026[2]	992
	Gray Television Inc.
1,245	7.000%—05/15/2027[2]	1,347
	Lamar Media Corp.
500	5.000%—05/01/2023	509
725	5.750%—02/01/2026[2]	764
		1,273
	Mediacom Broadband LLC
150	5.500%—04/15/2021	151
	Midcontinent Finance Corp.
2,000	6.875%—08/15/2023[2]	2,095
	Nexstar Broadcasting Inc.
550	5.875%—11/15/2022	564
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,451
	Quebecor Media Inc.
600	5.750%—01/15/2023	628
	Radiate HoldCo LLC
1,260	6.625%—02/15/2025[2]	1,244
310	6.875%—02/15/2023[2]	312
		1,556
	Sable International Finance Ltd.
840	5.750%—09/07/2027[2]	835
200	6.875%—08/01/2022[2]	209
		1,044
	Sinclair Television Group Inc.
2,000	6.125%—10/01/2022	2,042
	Sirius XM Radio Inc.
1,000	5.000%—08/01/2027[2]	1,012
3,500	6.000%—07/15/2024[2]	3,627
		4,639
	TEGNA Inc.
2,525	6.375%—10/15/2023	2,615
	Telenet Finance Luxembourg Notes Sarl
1,000	5.500%—03/01/2028[2]	994
	Townsquare Media Inc.
500	6.500%—04/01/2023[2]	490
	Tribune Media Co.
3,000	5.875%—07/15/2022	3,057
	Univision Communications Inc.
1,370	5.125%—02/15/2025[2]	1,293
4	6.750%—09/15/2022[2]	4
		1,297
	UPCB Finance IV Ltd.
1,800	5.375%—01/15/2025[2]	1,844
	Virgin Media Finance plc
500	5.750%—01/15/2025[2]	513
800	6.000%—10/15/2024[2]	831
		1,344
	Virgin Media Secured Finance plc
880	5.250%—01/15/2021	910
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Ziggo Bond Finance BV
$1,000	5.875%—01/15/2025[2]	$ 1,005
1,000	6.000%—01/15/2027[2]	985
		1,990
		62,388
METALS & MINING—2.8%
	AK Steel Corp.
500	7.000%—03/15/2027	426
	Alcoa Nederland Holding BV
1,740	6.125%—05/15/2028[2]	1,814
	Alliance Resource Operating Partners
500	7.500%—05/01/2025[2]	526
	Commercial Metals Co.
1,000	5.375%—07/15/2027	987
	Constellium NV
400	5.750%—05/15/2024[2]	411
1,100	6.625%—03/01/2025[2]	1,147
		1,558
	FMG Resources August 2006 Pty Ltd.
1,365	4.750%—05/15/2022[2]	1,387
600	5.125%—03/15/2023[2]	615
		2,002
	Freeport-McMoRan Inc.
880	3.550%—03/01/2022	875
513	5.400%—11/14/2034	484
885	5.450%—03/15/2043	803
234	6.875%—02/15/2023	248
		2,410
	Grinding Media Inc.
1,000	7.375%—12/15/2023[2]	982
	Novelis Corp.
155	5.875%—09/30/2026[2]	158
1,300	6.250%—08/15/2024[2]	1,357
		1,515
	Steel Dynamics Inc.
1,800	5.125%—10/01/2021	1,814
	Teck Resources Ltd.
550	8.500%—06/01/2024[2]	589
		14,623
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	Starwood Property Trust Inc.
900	3.625%—02/01/2021	898
2,000	5.000%—12/15/2021	2,047
		2,945
OIL, GAS & CONSUMABLE FUELS—9.7%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
780	5.750%—03/01/2027[2]	800
	Ascent Resources Utica Holdings LLC / Aru Finance Corp.
325	7.000%—11/01/2026[2]	319
975	10.000%—04/01/2022[2]	1,072
		1,391
	Baytex Energy Corp.
1,200	5.625%—06/01/2024[2]	1,143

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Berry Petroleum Co. LLC
$408	7.000%—02/15/2026[2]	$ 403
	Blue Racer Midstream LLC
800	6.125%—11/15/2022[2]	813
	Callon Petroleum Co.
1,080	6.375%—07/01/2026	1,110
	Centennial Resource Production LLC
132	5.375%—01/15/2026[2]	130
562	6.875%—04/01/2027[2]	584
		714
	Cheniere Energy Partners LP
1,000	5.250%—10/01/2025	1,024
750	5.625%—10/01/2026[2]	776
		1,800
	Chesapeake Energy Corp.
1,500	8.000%—06/15/2027	1,474
	CNX Midstream Partners LP
1,190	6.500%—03/15/2026[2]	1,156
	Crestwood Midstream Partners LP
870	5.625%—05/01/2027[2]	868
	Crownrock Finance Inc.
1,405	5.625%—10/15/2025[2]	1,393
	Energy Transfer Operating LP
146	5.875%—01/15/2024	160
	EnLink Midstream LLC
545	5.375%—06/01/2029	548
	Extraction Oil & Gas Inc.
185	5.625%—02/01/2026[2]	153
1,085	7.375%—05/15/2024[2]	982
		1,135
	Genesis Energy LP
713	5.625%—06/15/2024	712
255	6.000%—05/15/2023	258
1,750	6.750%—08/01/2022	1,782
		2,752
	Global Partners LP
1,450	7.000%—06/15/2023	1,455
	Great Western Petroleum LLC
1,000	9.000%—09/30/2021[2]	818
	Gulfport Energy Corp.
920	6.000%—10/15/2024	811
750	6.375%—01/15/2026	651
		1,462
	Indigo Natural Resources LLC
1,500	6.875%—02/15/2026[2]	1,399
	Jagged Peak Energy LLC
790	5.875%—05/01/2026	797
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
1,635	6.000%—08/01/2026[2]	1,676
	Matador Resources Co.
1,100	5.875%—09/15/2026	1,114
	Murphy Oil Corp.
1,900	5.875%—12/01/2042	1,701
870	7.050%—05/01/2029	950
		2,651
	NGL Energy Partners LP
1,600	7.500%—11/01/2023	1,672
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	NGPL Pipeco LLC
$555	4.375%—08/15/2022[2]	$ 572
750	4.875%—08/15/2027[2]	777
		1,349
	Oasis Petroleum Inc.
1,925	6.875%—01/15/2023	1,944
	Parkland Fuel Corp.
1,300	6.000%—04/01/2026[2]	1,329
	Parsley Energy LLC / Parsley Finance Corp.
935	5.625%—10/15/2027[2]	961
140	6.250%—06/01/2024[2]	145
		1,106
	PDC Energy Inc.
1,250	5.750%—05/15/2026	1,254
500	6.125%—09/15/2024	509
		1,763
	QEP Resources Inc.
800	5.625%—03/01/2026	751
	Rockies Express Pipeline LLC
1,455	6.875%—04/15/2040[2]	1,590
	Rose Rock Midstream LP
1,006	5.625%—07/15/2022-11/15/2023	982
	Sanchez Energy Corp.
3,000	7.750%—06/15/2021	420
	SM Energy Co.
262	6.125%—11/15/2022	266
	SRC Energy Inc.
1,085	6.250%—12/01/2025	1,036
	Summit Midstream Holdings LLC
780	5.750%—04/15/2025	723
	Sunoco LP / Sunoco Finance Corp.
1,000	4.875%—01/15/2023	1,019
1,000	6.000%—04/15/2027[2]	1,040
		2,059
	Tallgrass Energy Finance Corp.
785	4.750%—10/01/2023[2]	796
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
406	6.750%—03/15/2024	425
384	6.875%—01/15/2029[2]	416
		841
	Wildhorse Resource Development Corp.
2,175	6.875%—02/01/2025	2,194
		49,853
PHARMACEUTICALS—2.4%
	Bausch Health Cos. Inc.
1,000	5.500%—03/01/2023[2]	1,007
700	5.750%—08/15/2027[2]	731
400	6.125%—04/15/2025[2]	406
1,950	7.000%—03/15/2024[2]	2,060
1,250	8.500%—01/31/2027[2]	1,365
		5,569
	Catalent Pharma Solutions Inc.
317	4.875%—01/15/2026[2]	319
	Mallinckrodt International Finance SA
725	4.750%—04/15/2023	529
	PAR Pharmaceutical Inc.
1,000	7.500%—04/01/2027[2]	1,040

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Teva Pharmaceutical Finance Netherlands III BV
$1,600	2.200%—07/21/2021	$ 1,538
1,000	6.000%—04/15/2024	1,018
		2,556
	Valeant Pharmaceuticals International Inc.
2,000	6.500%—03/15/2022[2]	2,073
		12,086
PROFESSIONAL SERVICES—1.0%
	Nielsen Finance LLC.
1,000	4.500%—10/01/2020	1,003
2,725	5.000%—04/15/2022[2]	2,725
		3,728
	Tempo Acquisition LLC
1,420	6.750%—06/01/2025[2]	1,457
		5,185
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
	Greystar Real Estate Partners LLC
1,158	5.750%—12/01/2025[2]	1,167
	Newmark Group Inc.
850	6.125%—11/15/2023	892
	Realogy Group LLC
1,000	5.250%—12/01/2021[2]	1,009
900	9.375%—04/01/2027[2]	937
		1,946
		4,005
ROAD & RAIL—0.5%
	Avis Budget Car Rental LLC
1,000	5.500%—04/01/2023	1,021
	Herc Rentals Inc.
1,448	7.500%—06/01/2022[2]	1,510
		2,531
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Advanced Micro Devices Inc.
1,250	7.000%—07/01/2024	1,301
	Entegris Inc.
800	4.625%—02/10/2026[2]	804
		2,105
SOFTWARE—2.2%
	ACI Worldwide Inc.
1,086	5.750%—08/15/2026[2]	1,127
	CDK Global Inc.
1,575	4.875%—06/01/2027	1,598
570	5.000%—10/15/2024	592
		2,190
	Infor Software Parent LLC
1,917	7.125%—05/01/2021[2]	1,929
	Informatica LLC
1,500	7.125%—07/15/2023[2]	1,541
	Nuance Communications Inc.
1,800	6.000%—07/01/2024	1,850
	Open Text Corp.
830	5.625%—01/15/2023[2]	855
	Symantec Corp.
1,550	5.000%—04/15/2025[2]	1,582
		11,074
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—0.9%
	L Brands Inc.
$500	5.625%—02/15/2022	$ 520
915	6.875%—11/01/2035	817
		1,337
	Party City Holdings Inc.
1,000	6.625%—08/01/2026[2]	994
	Penske Automotive Group Inc.
1,000	5.750%—10/01/2022	1,021
	PetSmart Inc.
1,200	5.875%—06/01/2025[2]	1,094
		4,446
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
	Dell International LLC / EMC Corp.
1,025	5.300%—10/01/2029[2]	1,056
2,000	5.875%—06/15/2021[2]	2,038
2,225	7.125%—06/15/2024[2]	2,354
		5,448
	EMC Corp.
345	2.650%—06/01/2020	343
	NCR Corp.
2,820	5.875%—12/15/2021	2,852
		8,643
TEXTILES, APPAREL & LUXURY GOODS—0.2%
	William Carter Co.
925	5.625%—03/15/2027[2]	960
THRIFTS & MORTGAGE FINANCE—1.4%
	Nationstar Mortgage LLC
3,750	6.500%—07/01/2021	3,764
	Quicken Loans Inc.
2,500	5.250%—01/15/2028[2]	2,434
750	5.750%—05/01/2025[2]	765
		3,199
		6,963
TRADING COMPANIES & DISTRIBUTORS—0.2%
	United Rentals North America Inc.
750	6.500%—12/15/2026	804
WIRELESS TELECOMMUNICATION SERVICES—2.5%
	Sprint Capital Corp.
3,000	8.750%—03/15/2032	3,157
	Sprint Communications Inc.
2,400	6.000%—11/15/2022	2,421
	Sprint Corp.
70	7.125%—06/15/2024	70
810	7.250%—09/15/2021	851
700	7.875%—09/15/2023	730
		1,651
	T-Mobile USA Inc.
600	4.000%—04/15/2022	608
1,380	4.750%—02/01/2028	1,397
850	5.125%—04/15/2025	879

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
$1,050	6.000%—03/01/2023-04/15/2024	$ 1,087
1,750	6.500%—01/15/2024-01/15/2026	1,850
		5,821
		13,050
TOTAL CORPORATE BONDS & NOTES
(Cost $481,428)		483,903
TOTAL INVESTMENTS—96.8%
(Cost $494,454)		496,939
CASH AND OTHER ASSETS, LESS LIABILITIES—3.2%		16,347
TOTAL NET ASSETS—100.0%		$513,286
FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security; the stated rate represents the rate in effect at April 30, 2019.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $257,151 or 50% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Crescent Capital Group LP
11100 Santa Monica Blvd
Suite 2000
Los Angeles, CA 90025
Portfolio Managers
John A. Fekete
Since 2017
Conrad E. Chen
Since 2017
Ross M. Slusser
Since 2017
Scott K. Fukumoto
Since 2017
Crescent Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks total return.
John A. Fekete

Conrad E. Chen

Ross M. Slusser

Scott K. Fukumoto

Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. High-Yield market generated a positive return for the six months ended April 30, 2019, up 5.55% as measured by the ICE BofAML U.S. High Yield (H0A0) Index. Other credit benchmarks were also up: U.S. Corporates returned 7.09%, European high-yield returned 3.24% and U.S. Bank Loans returned 2.09%. The semi‐annual period covered in this review is denoted by two distinct periods for the U.S. high-yield market; a deep market sell-off during November and December of 2018, followed by a strong market rally that produced the best first quarter performance in over 25 years and the strongest start to a calendar year (through April) since 2009.
At the December 2018 meeting, the Federal Open Market Committee (FOMC) raised the Fed Funds rate by 0.25%, triggering a wide market sell-off and a spike in volatility. The S&P 500 was down 13.5% during fourth quarter 2018. West Texas Intermediate (WTI) Oil prices sharply declined and ended the year at $45/barrel as OPEC production cuts failed to bring stability to the market. The last few months of the year proved to be a challenging period for risk assets as the market remained under pressure amid persistent uncertainties surrounding the unresolved trade issues between the U.S. and China, geopolitical risks surrounding Saudi Arabia, Italy’s budget concerns, Brexit and softening growth in Europe and emerging markets. The fourth quarter also saw heavy withdrawals from the U.S. high-yield asset class; specifically, high-yield mutual funds and ETFs reported outflows of $20.2 billion in Q4 and $45.1 billion for 2018, according to Lipper. In response to the broad market sell off, risk assets suffered losses across the board and gave up most of the 2018 year-to-date gains.
After a disappointing end to 2018, the market rallied in the first four months of 2019 supported by a shift in the U.S. Federal Reserve (Fed) policy to a dovish tone easing recession fears, stronger than expected Q1 earnings, and rapid improvement in oil and equity prices. WTI oil was up 41% since the start of the year, ending at $63/ barrel at the end of April while the S&P 500 gained 18%. The market was pricing in a Fed rate cut instead of additional hikes in 2019, following similar action by other central banks around the globe adjusting policy to an accommodative mode. Fund flows reversed trend and stand at $13.3 billion in inflows at the end of April according to Lipper. U.S. Treasury yields were lower since the start of the year, the 10-year yield decreased by 18.25% and the 5-year yield decreased by 0.24% to end at 2.50% and 2.27%, respectively at the end of April. The U.S. high-yield market benefited from the improved tone and generated the strongest start to a year since 2009 with a return of 8.90% at the end of April, outperforming all other fixed income asset classes.
PERFORMANCE
Harbor High-Yield Opportunities Fund returned 4.29% (Retirement Class), 4.25% (Institutional Class), 4.12% (Administrative Class), and 3.95% (Investor Class) underperforming the Index for the six-month period ended April 30, 2019. The Fund benefitted from strong security selection in several sectors. Additionally, an overweight to Financials was accretive to relative performance. Conversely, approximately 70% of the relative underperformance is attributable to weak security selection in Energy lead by EP Energy (-0.22% relative contribution to return), Jones Energy (‐0.19% relative contribution to return) and Sanchez Energy (‐0.14% contribution to return). Additionally, the Fund held an average cash position of approximately 3%, which also detracted 0.10% basis points from relative performance.

Harbor High-Yield Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor High-Yield Opportunities Fund
Retirement Class[1]	4.29%	4.81%	N/A	2.49%
Institutional Class[1]	4.25	4.73	N/A	2.42
Administrative Class[1]	4.12	4.47	N/A	2.17
Investor Class[1]	3.95	4.25	N/A	1.99
Comparative Index
ICE BofAML U.S. High Yield (H0A0)[1]	5.55%	6.71%	N/A	4.27%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.65% (Net) and 0.93% (Gross) (Retirement Class); 0.73% (Net) and 1.01% (Gross) (Institutional Class); 0.98% (Net) and 1.26% (Gross) (Administrative Class); and 1.10% (Net) and 1.38% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
From a ratings standpoint, the Fund exhibited strong security selection in the BB-rated credit tier; however, this benefit was offset by the Fund’s slight underweight to the BB-rated credit tier as higher quality bonds outperformed all other credit tiers during the review period. Lastly, weak security selection in the B-rated and CCC-rated credit tiers were also detractors from relative performance.
OUTLOOK & STRATEGY
We maintain a constructive outlook on below investment grade corporate credit. In our view rate concerns have subsided with a dovish pivot in the monetary policy from the Fed, a positive development for credit assets. Fundamentals in the U.S. high-yield space remain stable with minor shifts in the fourth quarter; leverage levels were unchanged with a modest decline in interest coverage ratios. Continued strength in technical factors is also supportive of U.S high-yield as fund flows have reversed trend since last year and now stand at $13.3 billion year to date through April. Following the deep fourth quarter 2018 sell-off, valuation for the asset class looks more compelling. Many sell side analysts are forecasting a mid-to-high single digit return in 2019 for U.S. high-yield and some have revised their forecasts higher, noting the improved return profile offered by U.S. high-yield after the year-end spread widening. Major rating agencies project defaults to come in below 3.0% in 2019, well below the historical average of 4.6%.
We do not foresee any major fundamental concerns for the asset class. Risks to our view include FOMC rate actions, a potential peak in corporate earnings growth, oil price volatility, and rising risks of a global trade war. At present, a continuation of the status quo for the U.S. economy seems, in our view, most likely. With GDP growth of 2.0 to 3.0% per annum, we believe there is neither concern for recession nor overheating in the near-term.

1	The “Life of Fund” return as shown reflects the period 11/01/2017 through 04/30/2019.
This report contains the current opinions of Crescent Capital Group LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Opportunities Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	CCO Holdings LLC	1.9%
❷	Bausch Health Cos. Inc.	1.8%
❸	Sprint Corp.	1.6%
❹	Tenet Healthcare Corp.	1.3%
❺	CSC Holdings LLC	1.2%
❻	HCA Inc.	1.1%
❼	Block Communications Inc.	1.0%
❽	Sirius XM Radio Inc.	1.0%
❾	T-Mobile USA Inc.	1.0%
❿	Vistra Operations Co. LLC	1.0%

Sector Allocation (% of investments)
Maturity Profile (% of investments)

Harbor High-Yield Opportunities Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—0.2%
(Cost $117)
Principal Amount		Value
AIRLINES—0.2%
	US Airways 2012-2 Class B Pass-Through Trust
	Series 2012-2 Cl. B
$108	6.750%—06/03/2021	$ 114

CORPORATE BONDS & NOTES—96.9%
AEROSPACE & DEFENSE—2.8%
	Arconic Inc.
250	5.125%—10/01/2024	258
100	5.900%—02/01/2027	106
		364
	BBA US Holdings Inc.
500	5.375%—05/01/2026[1]	514
	Bombardier Inc.
300	6.000%—10/15/2022[1]	301
300	7.500%—12/01/2024[1]	306
		607
	TransDigm Inc.
100	6.250%—03/15/2026[1]	104
550	6.375%—06/15/2026	554
		658
		2,143
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
250	6.125%—09/01/2023[1]	256
AUTO COMPONENTS—0.8%
	KGA Escrow LLC
450	7.500%—08/15/2023[1]	466
	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.
125	6.250%—05/15/2026[1]	131
		597
AUTOMOBILES—0.7%
	Fiat Chrysler Automobiles NV
175	5.250%—04/15/2023	183
	Jaguar Land Rover Automotive plc
100	4.500%—10/01/2027[1]	83
	McLaren Finance plc
250	5.750%—08/01/2022[1]	247
		513
BANKS—1.2%
	CIT Group Inc.
200	5.250%—03/07/2025	213
	Intesa Sanpaolo SpA MTN[2]
200	5.017%—06/26/2024[1]	193
	Oxford Finance LLC
500	6.375%—12/15/2022[1]	518
		924
BEVERAGES—0.7%
	Cott Holdings Inc.
500	5.500%—04/01/2025[1]	508
BUILDING PRODUCTS—0.3%
	Standard Industries Inc.
250	5.375%—11/15/2024[1]	256
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—1.8%
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
$350	6.250%—02/01/2022	$ 361
200	6.375%—12/15/2025	209
		570
	Jefferies Finance LLC / JFIN Co.-Issuer Corp.
200	6.875%—04/15/2022[1]	204
	LPL Holdings Inc.
400	5.750%—09/15/2025[1]	408
	Refinitiv US Holdings Inc.
200	6.250%—05/15/2026[1]	206
		1,388
CHEMICALS—1.5%
	Avantor Inc.
250	6.000%—10/01/2024[1]	262
	CF Industries Inc.
350	5.150%—03/15/2034	340
	INEOS Group Holdings SA
250	5.625%—08/01/2024[1]	253
	NOVA Chemicals Corp.
125	4.875%—06/01/2024[1]	123
	Olin Corp.
150	5.125%—09/15/2027	153
		1,131
COMMERCIAL SERVICES & SUPPLIES—0.8%
	ADT Security Corp.
50	4.125%—06/15/2023	49
100	4.875%—07/15/2032[1]	83
		132
	Prime Security Services Borrower LLC / Prime Finance Inc.
100	5.750%—04/15/2026[1]	101
89	9.250%—05/15/2023[1]	94
		195
	Williams Scotsman International Inc.
250	7.875%—12/15/2022[1]	263
		590
COMMUNICATIONS EQUIPMENT—0.5%
	Plantronics Inc.
400	5.500%—05/31/2023[1]	405
CONSTRUCTION MATERIALS—0.5%
	Cemex SAB de CV
325	7.750%—04/16/2026[1]	356
CONSUMER FINANCE—3.9%
	Ally Financial Inc.
300	5.125%—09/30/2024	318
150	5.750%—11/20/2025	163
		481
	Credit Acceptance Corp.
550	6.625%—03/15/2026[1]	579
	Goeasy Ltd.
550	7.875%—11/01/2022[1]	580
	Navient Corp. MTN[2]
600	6.125%—03/25/2024	617

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Springleaf Finance Corp.
$150	6.875%—03/15/2025	$ 161
500	7.125%—03/15/2026	538
		699
		2,956
CONTAINERS & PACKAGING—2.6%
	ARD Securities Finance SARL
157	8.750%—01/31/2023[1]	155
	Ardagh Packaging Finance plc
425	7.250%—05/15/2024[1]	449
	Ball Corp.
100	4.875%—03/15/2026	104
200	5.250%—07/01/2025	213
		317
	BWAY Holding Co.
250	5.500%—04/15/2024[1]	249
100	7.250%—04/15/2025[1]	98
		347
	Cascades Inc.
250	5.750%—07/15/2023[1]	255
	Reynolds Group Issuer Inc.
400	5.125%—07/15/2023[1]	406
		1,929
DIVERSIFIED CONSUMER SERVICES—0.4%
	Laureate Education Inc.
200	8.250%—05/01/2025[1]	217
	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc.
100	7.875%—10/01/2022[1]	93
		310
DIVERSIFIED FINANCIAL SERVICES—2.1%
	Clearway Energy Operating LLC
200	5.375%—08/15/2024	204
	CommScope Inc.
225	6.000%—03/01/2026[1]	239
	Crownrock Finance Inc.
225	5.625%—10/15/2025[1]	223
	New Red Finance Inc.
400	5.000%—10/15/2025[1]	398
	UPCB Finance IV Ltd.
500	5.375%—01/15/2025[1]	512
		1,576
DIVERSIFIED TELECOMMUNICATION SERVICES—6.7%
	Altice Financing SA
250	6.625%—02/15/2023[1]	257
	Altice France SA
100	6.250%—05/15/2024[1]	103
375	7.375%—05/01/2026[1]	381
		484
	Altice Luxembourg SA
150	7.625%—02/15/2025[1]	141
225	7.750%—05/15/2022[1]	230
		371
	CenturyLink Inc.
200	7.500%—04/01/2024	215
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Frontier Communications Corp.
$150	8.000%—04/01/2027[1]	$ 156
250	8.500%—04/01/2026[1]	236
400	11.000%—09/15/2025	261
		653
	Hughes Satellite Systems Corp.
550	5.250%—08/01/2026	555
	Level 3 Financing Inc.
525	5.375%—01/15/2024	533
	Qwest Corp.
325	6.875%—09/15/2033	325
	Sable International Finance Ltd.
200	6.875%—08/01/2022[1]	209
	Telecom Italia SpA
300	5.303%—05/30/2024[1]	300
	Videotron Ltd.
350	5.125%—04/15/2027[1]	359
	Virgin Media Secured Finance plc
500	5.500%—08/15/2026[1]	514
	Zayo Group LLC
275	5.750%—01/15/2027[1]	280
		5,055
ELECTRIC UTILITIES—1.0%
	Vistra Operations Co. LLC
750	5.625%—02/15/2027[1]	773
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	Ingram Micro Inc.
400	5.450%—12/15/2024	399
ENERGY EQUIPMENT & SERVICES—1.3%
	Archrock Partners LP / Archrock Partners Finance Corp.
250	6.875%—04/01/2027[1]	261
	Diamond Offshore Drilling Inc.
250	4.875%—11/01/2043	162
	Ensco plc
175	5.750%—10/01/2044	116
	Oceaneering International Inc.
175	4.650%—11/15/2024	167
	USA Compression Partners LP / USA Compression Finance Corp.
150	6.875%—04/01/2026	158
100	6.875%—09/01/2027[1]	106
		264
		970
ENTERTAINMENT—0.9%
	AMC Entertainment Holdings Inc.
150	5.750%—06/15/2025	145
	NetFlix Inc.
25	5.375%—11/15/2029[1]	26
475	5.875%—11/15/2028	502
		528
		673
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.7%
	Equinix Inc.
300	5.375%—05/15/2027	319
75	5.875%—01/15/2026	79
		398

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer Inc.
$200	5.750%—02/01/2027[1]	$ 211
	MPT Operating Partnership LP
250	5.000%—10/15/2027	251
100	5.250%—08/01/2026	102
		353
	SBA Communications Corp.
300	4.875%—09/01/2024	306
		1,268
FOOD & STAPLES RETAILING—0.3%
	Albertsons Companies LLC
200	5.750%—03/15/2025	200
FOOD PRODUCTS—1.3%
	JBS USA Holdings Inc.
300	6.500%—04/15/2029[1]	319
	Pilgrim's Pride Corp.
200	5.875%—09/30/2027[1]	207
	Post Holdings Inc.
300	5.000%—08/15/2026[1]	300
150	5.750%—03/01/2027[1]	154
		454
		980
HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
	Avantor Inc.
100	9.000%—10/01/2025[1]	109
HEALTH CARE PROVIDERS & SERVICES—7.1%
	Centene Corp.
600	4.750%—01/15/2025	610
	Community Health Systems Inc.
275	5.125%—08/01/2021	272
100	6.250%—03/31/2023	98
125	6.875%—02/01/2022	83
175	8.000%—11/15/2019	174
75	8.625%—01/15/2024[1]	76
		703
	DaVita Inc.
250	5.125%—07/15/2024	251
	Encompass Health Group
700	5.750%—11/01/2024	712
	HCA Inc.
775	5.375%—02/01/2025-09/01/2026	819
	RegionalCare Hospital Partners Holdings Inc.
250	8.250%—05/01/2023[1]	266
	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc.
150	9.750%—12/01/2026[1]	157
	Select Medical Corp.
400	6.375%—06/01/2021	401
	Tenet Healthcare Corp.
200	4.625%—07/15/2024	201
75	6.250%—02/01/2027[1]	78
325	6.750%—06/15/2023	333
275	7.000%—08/01/2025	279
50	8.125%—04/01/2022	54
		945
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Universal Health Services Inc.
$250	5.000%—06/01/2026[1]	$ 257
	Wellcare Health Plans Inc.
250	5.375%—08/15/2026[1]	263
		5,384
HOTELS, RESTAURANTS & LEISURE—5.8%
	Aramark Services Inc.
250	5.000%—02/01/2028[1]	255
	Churchill Downs Inc.
225	5.500%—04/01/2027[1]	231
	Everi Payments Inc.
250	7.500%—12/15/2025[1]	261
	International Game Technology plc
350	6.500%—02/15/2025[1]	374
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
200	5.250%—06/01/2026[1]	207
	Melco Resorts Finance Ltd.
300	4.875%—06/06/2025[1]	301
	MGM Resorts International
300	5.500%—04/15/2027	310
275	5.750%—06/15/2025	292
		602
	Sabre GLBL Inc.
350	5.375%—04/15/2023[1]	360
	Scientific Games International Inc.
225	8.250%—03/15/2026[1]	233
245	10.000%—12/01/2022	259
		492
	Silversea Cruise Finance Ltd.
500	7.250%—02/01/2025[1]	541
	Viking Cruises Ltd.
250	5.875%—09/15/2027[1]	249
100	6.250%—05/15/2025[1]	104
		353
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
125	5.250%—05/15/2027[1]	122
275	5.500%—03/01/2025[1]	279
		401
		4,378
HOUSEHOLD DURABLES—1.5%
	M/I Homes Inc.
150	5.625%—08/01/2025	148
	PulteGroup Inc.
250	5.500%—03/01/2026	265
	Taylor Morrison Communities Inc.
200	6.625%—05/15/2022	207
	Tempur Sealy International Inc.
500	5.625%—10/15/2023	507
		1,127
HOUSEHOLD PRODUCTS—0.7%
	Energizer Holdings Inc.
200	6.375%—07/15/2026[1]	207
	Kronos Acquisition Holdings Inc.
400	9.000%—08/15/2023[1]	358
		565

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.4%
	AES Corp.
$200	5.125%—09/01/2027	$ 208
	Calpine Corp.
350	5.250%—06/01/2026[1]	352
125	5.875%—01/15/2024[1]	128
		480
	NRG Energy Inc.
350	7.250%—05/15/2026	382
	Talen Energy Supply LLC
650	9.500%—07/15/2022[1]	712
		1,782
INSURANCE—0.4%
	Acrisure LLC / Acrisure Finance Inc.
300	8.125%—02/15/2024[1]	314
INTERACTIVE MEDIA & SERVICES—0.6%
	Match Group Inc.
450	5.625%—02/15/2029[1]	462
INTERNET & DIRECT MARKETING RETAIL—0.5%
	Travelport Corporate Finance plc
375	6.000%—03/15/2026[1]	404
INTERNET SERVICES & INFRASTRUCTURE—1.1%
	EIG Investors Corp.
300	10.875%—02/01/2024	322
	J2 Cloud Services LLC
475	6.000%—07/15/2025[1]	498
		820
IT SERVICES—1.5%
	CommScope Technologies Finance LLC
300	6.000%—06/15/2025[1]	306
	First Data Corp.
350	5.000%—01/15/2024[1]	359
250	5.750%—01/15/2024[1]	258
		617
	Rackspace Hosting Inc.
200	8.625%—11/15/2024[1]	187
		1,110
MACHINERY—0.2%
	Allison Transmission Inc.
175	5.875%—06/01/2029[1]	180
MEDIA—10.7%
	AMC Networks Inc.
500	5.000%—04/01/2024	508
	Block Communications Inc.
750	6.875%—02/15/2025[1]	782
	Cablevision Systems Corp.
175	5.875%—09/15/2022	182
	CCO Holdings LLC
200	5.000%—02/01/2028[1]	200
150	5.375%—05/01/2025[1]	156
775	5.500%—05/01/2026[1]	802
200	5.875%—04/01/2024[1]	209
		1,367
	Clear Channel Worldwide Holdings Inc.
350	6.500%—11/15/2022	360
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	CSC Holdings LLC
$200	5.375%—02/01/2028[1]	$ 204
675	5.500%—04/15/2027[1]	697
		901
	DISH DBS Corp.
175	5.000%—03/15/2023	161
300	5.875%—11/15/2024	260
200	7.750%—07/01/2026	179
		600
	Intelsat Jackson Holdings SA
550	8.500%—10/15/2024[1]	545
125	9.750%—07/15/2025[1]	129
		674
	Lamar Media Corp.
400	5.750%—02/01/2026	422
	Nexstar Escrow Corp.
350	5.625%—08/01/2024[1]	356
	Salem Media Group Inc.
525	6.750%—06/01/2024[1]	475
	Sinclair Television Group Inc.
400	5.625%—08/01/2024[1]	405
	Sirius XM Radio Inc.
775	5.000%—08/01/2027[1]	784
	Tegna Inc.
250	5.500%—09/15/2024[1]	258
		8,074
METALS & MINING—1.9%
	Alcoa Nederland Holding BV
200	6.750%—09/30/2024[1]	212
100	7.000%—09/30/2026[1]	108
		320
	Cleveland-Cliffs Inc.
225	5.875%—06/01/2027[1]	218
	Freeport-McMoRan Inc.
600	4.550%—11/14/2024	598
	Teck Resources Ltd.
275	6.250%—07/15/2041	298
		1,434
OIL, GAS & CONSUMABLE FUELS—9.7%
	Ascent Resources Utica Holdings LLC / ARU Finance Corp.
225	7.000%—11/01/2026[1]	221
125	10.000%—04/01/2022[1]	137
		358
	Berry Petroleum Co. LLC
175	7.000%—02/15/2026[1]	173
	Calfrac Holdings LP
100	8.500%—06/15/2026[1]	84
	California Resources Corp.
250	8.000%—12/15/2022[1]	192
	Cheniere Corpus Christi Holdings LLC
275	5.125%—06/30/2027	287
	Cheniere Energy Partners LP
250	5.250%—10/01/2025	256
	Chesapeake Energy Corp.
300	8.000%—01/15/2025-06/15/2027	300
	CITGO Holding Inc.
150	10.750%—02/15/2020[1]	155

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Crestwood Midstream Partners LP
$250	6.250%—04/01/2023	$ 258
	DCP Midstream Operating LP
300	5.375%—07/15/2025	316
	Denbury Resources Inc.
150	9.000%—05/15/2021[1]	153
	Energy Transfer Operating LP
175	5.875%—01/15/2024	191
	EnLink Midstream Partners LP
200	4.150%—06/01/2025	193
	Hilcorp Finance Co.
250	5.000%—12/01/2024[1]	249
	Jones Energy Holdings LLC
300	0.000%—04/01/2022*	6
	Murphy Oil Corp.
500	6.875%—08/15/2024	524
	Murphy Oil USA Inc.
350	5.625%—05/01/2027	366
350	6.000%—08/15/2023	359
		725
	Nabors Industries Inc.
150	5.500%—01/15/2023	144
	Newfield Exploration Co.
300	5.375%—01/01/2026	324
	Noble Holding International Ltd.
86	7.750%—01/15/2024	78
	Oasis Petroleum Inc.
100	6.250%—05/01/2026[1]	97
	Parsley Energy LLC / Parsley Finance Corp.
125	5.625%—10/15/2027[1]	129
	QEP Resources Inc.
125	5.625%—03/01/2026	117
	Rose Rock Midstream LP
400	5.625%—07/15/2022-11/15/2023	390
	Sunoco LP / Sunoco Finance Corp.
600	6.000%—04/15/2027[1]	624
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
150	6.500%—07/15/2027[1]	161
225	6.750%—03/15/2024	236
		397
	Transocean Inc.
448	7.500%—01/15/2026[1]	444
	Whiting Petroleum Corp.
200	6.625%—01/15/2026	200
		7,364
PERSONAL PRODUCTS—0.5%
	HLF Financing SaRL LLC / Herbalife International Inc.
350	7.250%—08/15/2026[1]	357
PHARMACEUTICALS—3.3%
	Bausch Health Cos. Inc.
600	5.750%—08/15/2027[1]	627
175	6.125%—04/15/2025[1]	178
175	8.500%—01/31/2027[1]	191
325	9.250%—04/01/2026[1]	362
		1,358
	Endo Finance LLC
325	5.875%—10/15/2024[1]	324
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Horizon Pharma Inc.
$142	6.625%—05/01/2023	$ 146
	Mallinckrodt International Finance SA
275	5.625%—10/15/2023[1]	216
	PAR Pharmaceutical Inc.
50	7.500%—04/01/2027[1]	52
	Prestige Brands Inc.
300	6.375%—03/01/2024[1]	311
	Teva Pharmaceutical Finance Netherlands III BV
150	3.150%—10/01/2026	126
		2,533
PROFESSIONAL SERVICES—0.5%
	Nielsen Finance LLC.
375	5.000%—04/15/2022[1]	375
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
	Newmark Group Inc.
250	6.125%—11/15/2023	263
	Realogy Group LLC
250	9.375%—04/01/2027[1]	260
		523
ROAD & RAIL—1.0%
	Hertz Corp.
375	5.875%—10/15/2020	375
375	7.625%—06/01/2022[1]	388
		763
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
	Advanced Micro Devices Inc.
325	7.000%—07/01/2024	338
SOFTWARE—2.0%
	Infor Software Parent LLC
400	7.125%—05/01/2021[1]	402
	Open Text Corp.
400	5.875%—06/01/2026[1]	420
	Solera LLC
500	10.500%—03/01/2024[1]	545
	SS&C Technologies Inc.
175	5.500%—09/30/2027[1]	180
		1,547
SPECIALTY RETAIL—0.8%
	Asbury Automotive Group Inc.
100	6.000%—12/15/2024	104
	Penske Automotive Group Inc.
175	5.500%—05/15/2026	175
	PetSmart Inc.
100	5.875%—06/01/2025[1]	91
100	7.125%—03/15/2023[1]	89
		180
	Staples Inc.
150	7.500%—04/15/2026[1]	151
		610
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
	Dell International LLC / EMC Corp.
250	7.125%—06/15/2024[1]	264
	EMC Corp.
400	3.375%—06/01/2023	390

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
	Seagate HDD Cayman
$400	4.750%—01/01/2025	$ 391
	Xerox Corp.
275	4.125%—03/15/2023	276
		1,321
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Hanesbrands Inc.
200	4.625%—05/15/2024[1]	203
50	4.875%—05/15/2026[1]	50
		253
TOBACCO—0.5%
	Vector Group Ltd.
375	6.125%—02/01/2025[1]	338
TRADING COMPANIES & DISTRIBUTORS—2.3%
	Ashtead Capital Inc.
300	5.250%—08/01/2026[1]	313
	Fly Leasing Ltd.
300	6.375%—10/15/2021	305
	Fortress Transportation & Infrastructure Investors LLC
350	6.500%—10/01/2025[1]	360
	United Rentals North America Inc.
225	5.250%—01/15/2030	227
500	5.750%—11/15/2024	515
		742
		1,720
TRANSPORTATION INFRASTRUCTURE—0.6%
	DAE Funding LLC
425	5.000%—08/01/2024[1]	439
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—3.4%
	C&W Senior Financing Designated Activity Company
$200	6.875%—09/15/2027[1]	$ 201
200	7.500%—10/15/2026[1]	208
		409
	Level 3 Financing Inc.
125	5.250%—03/15/2026	127
	Sprint Capital Corp.
100	6.875%—11/15/2028	96
	Sprint Corp.
725	7.125%—06/15/2024	728
400	7.875%—09/15/2023	417
		1,145
	T-Mobile USA Inc.
625	4.750%—02/01/2028	633
175	5.375%—04/15/2027	185
		818
		2,595
TOTAL CORPORATE BONDS & NOTES
(Cost $72,784)		73,375
TOTAL INVESTMENTS—97.1%
(Cost $72,901)		73,489
CASH AND OTHER ASSETS, LESS LIABILITIES—2.9%		2,233
TOTAL NET ASSETS—100.0%		$75,722

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in Default
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $43,319 or 57% of net assets.
2	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Sarah Kilpatrick
Since 2018
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Sarah Kilpatrick

Management’s Discussion of
Fund Performance
Market Review
It was the tale of two markets during the semi-annual period ending April 30, 2019. In late 2018, geopolitical concerns, falling oil prices, and a continuation of tightening monetary policy pushed market volatility higher. At the December meeting, the U.S. Federal Reserve (Fed), as expected, raised the federal funds target range by another 0.25% to 2.25 to 2.50%. This marked the fourth rate increase in 2018 and ninth since December 2015. The Treasury curve flattened as the rate hike put upward pressure on shorter maturities. The policy-sensitive 2-year yield reached as high as 2.97%, surpassing the 5-year yield for the first curve inversion of 2018. As a result, the 10-year breakeven inflation rate fell to 1.71%. This weaker credit sentiment pushed investment-grade spreads wider to close out 2018 at 1.53%. Market sentiment then rebounded during the first four months of 2019. The Fed not only held rates steady, but signaled that rates could be held lower for longer – an unexpectedly dovish tone. The dovish Fed, low inflation, and slowing global growth caused investors to price in the potential for a rate cut in 2019. The market-implied probability of a rate cut rose above 75% as a result, and Treasury yields fell across the curve, pushing the 10-year yield below the 3-month bill for the first time since 2007. In the corporate market, a healthy appetite for risk, despite lower Treasury yields, supported investment-grade bonds. Strong demand helped tighten spreads from 1.53% at the beginning of the year to 1.11% at the end of April 2019.
Performance
During the reporting period, Harbor Core Bond Fund had strong absolute performance, returning 5.35% (Retirement Class) and 5.31% (Institutional Class). However, for the period the Retirement Class trailed the Bloomberg Barclays U.S. Aggregate Bond Index by 0.14% on a relative basis, with the Index posting positive absolute returns of 5.49%. Detractors from relative performance included the Fund’s out of benchmark allocation to small business loans and underweight to non-corporates, while the contributors to relative performance included the Fund’s underweight to Treasuries and security selection within corporates; namely Industrials and Utilities. Holdings that drove positive performance in the Fund included Anadarko Petroleum, Charter Communications and Exelon Corporation, while detractors included Ferguson Finance PLC, United Airlines and Nissan Motors.
Allocation shifts were made on the margin over the reporting period, as we took advantage of spread tightening and monetized tighter trading corporate bonds by reallocating the proceeds to more attractive opportunities within the sector. Over the course of the period we also broadly brought down our Treasury allocation and took the opportunity to increase our securitized exposure. Compared to the Bloomberg Barclays U.S. Aggregate Index, the Fund holds an 18% underweight to Treasuries and an overweight to spread sectors, with a 5% credit overweight and a 12% securitized overweight at the end of the reporting period.

Harbor Core Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	5 Years	Unannualized
	6 Months			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	5.35%	N/A	N/A	4.58%
Institutional Class[1]	5.31	N/A	N/A	4.51
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond[1]	5.49%	N/A	N/A	4.54%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.37% (Net) and 0.46% (Gross) (Retirement Class) and 0.45% (Net) and 0.54% (Gross) (Institutional Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
We remain optimistic on corporate fundamentals. We believe that investment-grade corporate fundamentals remain healthy, and therefore we are flat to slightly overweight credit versus the benchmark. However, we are concerned about geopolitical tensions, long credit spreads and non-corporates. To take advantage of any broad market weakness as the result of slowing global growth or setbacks in trade talks, we currently have a slight spread duration overweight to high-quality securitized bonds. By doing so, we feel that we have ample liquidity to shift allocations as opportunities present themselves. Also, based on our current positioning, if long end spreads tighten significantly or if non-corporates outperform, the Fund may underperform. However, we are positioned with a yield advantage that would mitigate some of the impact.
The subadviser’s investment philosophy is consistent across all of its broad market strategies and is based on the belief that careful security selection and active portfolio risk management will lead to superior returns over the long-term (e.g. a market cycle). Portfolios are constructed to meet client objectives by using a disciplined, bottom-up approach to a variety of investment grade fixed income sectors. We believe that predicting the timing, direction, and magnitude of future interest rate changes is very difficult to consistently get right; as such, we keep duration and yield curve exposure neutral to the benchmark. This philosophy has remained consistent since the inception of IR+M. We do not maintain an outlook on rates and did not change our view as a result of events that took place over the reporting period. We remain committed to our disciplined, bottom-up approach while keeping our portfolios duration-neutral to their respective benchmarks and actively managing portfolio risks.
Going forward, questions remain on the health of the global economy. Central banks across Europe and China are bracing for slowing growth, and messaged that they plan to keep yields low to help spur expansion. As a result, the 10-year German government bond fell into negative territory for the first time since 2016. However, domestic economic data suggests that the U.S. is still on solid footing even with muted inflation. Despite this, investors are becoming increasingly wary and point towards the temporary yield curve inversion as proof of overly tight financial conditions. At IR+M, we continue to believe that it is time to leverage our years of experience and security selection skills. Periods of uncertainty can lead to volatility, and we stand ready to opportunistically deploy capital as volatility picks up. We are continuing to monitor credit fundamentals for broad signs of weakness, which we have yet to see. We will remain surgical in our bottom-up approach, while being mindful of potential risks.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 04/30/2019.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	17.2%
❷	Federal National Mortgage Association	14.8%
❸	Federal Home Loan Mortgage Corp.	6.6%
❹	U.S. Small Business Administration	4.6%
❺	Government National Mortgage Association	4.3%
❻	World Omni Auto Receivables Trust	1.8%
❼	JPMorgan Mortgage Trust	1.5%
❽	GMF Floorplan Owner Revolving Trust	1.4%
❾	AT&T Inc.	1.2%
❿	Morgan Stanley	1.1%

Total Investments (% of investments)
Maturity Profile (% of investments)

Harbor Core Bond Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—10.7%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$336	3.600%—09/15/2028[1]	$ 336
	American Airlines Pass-Through Trust
	Series 2015-1 Cl. A
596	3.375%—11/01/2028	590
102	4.950%—07/15/2024	106
		696
	CNH Equipment Trust
	Series 2018-A Cl. A3
590	3.120%—07/17/2023	595
	Series 2018-B Cl. A3
271	3.190%—11/15/2023	274
		869
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
247	3.629%—11/20/2047[1]	248
254	3.787%—05/20/2049[1]	257
		505
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
306	3.625%—01/30/2029	313
	DLL Securitization Trust
	Series 2017-A Cl. A3
253	2.140%—12/15/2021[1]	252
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Cl. A2I
246	4.021% (3 Month USD Libor + 1.250) 04/25/2022[1,2]	246
	Ford Credit Floorplan Master Owner Trust
	Series 2016-5 Cl. A1
492	1.950%—11/15/2021	490
	GM Financial Automobile Leasing Trust
	Series 2019-1 Cl. A3
437	2.980%—12/20/2021	440
	GMF Floorplan Owner Revolving Trust
	Series 2017-1 Cl. A1
1,194	2.220%—01/18/2022[1]	1,190
	MMAF Equipment Finance LLC
	Series 2019-A Cl. A3
334	2.840%—11/13/2023[1]	336
	Store Master Funding I-VII
205	3.960%—10/20/2048[1]	212
	United Airlines Pass-Through Trust
	Series 2014-1 Cl. A
844	4.000%—10/11/2027	866
	Verizon Owner Trust
	Series 2018-A Cl. A1A
501	3.230%—04/20/2023	508
	Wheels SPV LLC
	Series 2017-1A Cl. A2
200	3.060%—04/20/2027[1]	201
	World Omni Auto Receivables Trust
	Series 2017-B Cl. A3
500	1.950%—02/15/2023	496
	Series 2019-A Cl. A3
273	3.040%—05/15/2024	276
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2018-D Cl. A3
$750	3.330%—04/15/2024	$ 764
		1,536
TOTAL ASSET-BACKED SECURITIES
(Cost $8,895)		8,996

COLLATERALIZED MORTGAGE OBLIGATIONS—8.6%
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
651	3.898%—02/15/2052	686
	Citigroup Commercial Mortgage Trust
	Series 2014-GC21 Cl. A2
505	3.575%—05/10/2047	518
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
224	3.147%—02/10/2047	224
	Series 2014-CR21 Cl. A3
262	3.528%—12/10/2047	269
		493
	DBGS Mortgage Trust
	Series 2018-C1 Cl. A4
274	4.466%—10/15/2051	301
	Flagstar Mortgage Trust
	Series 2018-1 Cl. A5
219	3.500%—03/25/2048[1,2]	219
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
423	3.377%—05/10/2045	428
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
120	3.174%—03/17/2037[1,3]	119
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
741	2.816%—11/15/2048	741
	Series 2013-C14 Cl. A2
175	3.019%—08/15/2046	175
		916
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2012-CBX Cl. A4
316	3.483%—06/15/2045	321
	JPMorgan Mortgage Trust
	Series 2016-4 Cl. A5
222	3.500%—10/25/2046[1,2]	223
	Series 2018-4 Cl. A5
389	3.500%—10/25/2048[1,2]	391
	Series 2018-6 Cl. 1A4
335	3.500%—12/25/2048	336
	Series 2019-1 Cl. A6
275	4.000%—05/25/2049[1,2]	279
		1,229
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
319	3.244%—03/15/2045	323
	Progress Residential Trust
	Series 2018-SFR3 Cl. A
433	3.880%—10/17/2035[1]	445
	UBS Commercial Mortgage Trust
	Series 2018-C10 Cl. A4
543	4.313%—05/15/2051	586

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
$244	2.875%—12/15/2045	$ 245
	Series 2011-C4 Cl. A4
400	4.902%—06/15/2044[1,2]	414
		659
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,140)		7,243

CORPORATE BONDS & NOTES—30.0%
AEROSPACE & DEFENSE—0.7%
	BAE Systems Holdings Inc.
300	3.800%—10/07/2024[1]	306
	Lockheed Martin Corp.
225	4.700%—05/15/2046	253
		559
AIR FREIGHT & LOGISTICS—0.3%
	FedEx Corp.
270	4.050%—02/15/2048	242
AUTOMOBILES—0.7%
	Daimler Finance North America LLC
300	2.200%—05/05/2020[1]	298
	Volkswagen Group of America Finance LLC
240	4.625%—11/13/2025[1]	253
		551
BANKS—2.7%
	Bank of America Corp. MTN[4]
200	3.500%—04/19/2026	202
206	4.330%—03/15/2050[2]	213
		415
	Citigroup Inc.
826	3.400%—05/01/2026	826
	JPMorgan Chase & Co.
300	3.200%—01/25/2023	303
476	4.203%—07/23/2029[2]	497
		800
	PNC Bank NA
250	3.500%—06/08/2023	257
		2,298
BEVERAGES—0.7%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
589	4.900%—02/01/2046[1]	598
BIOTECHNOLOGY—0.9%
	AbbVie Inc.
400	2.500%—05/14/2020	399
	Celgene Corp.
400	2.875%—08/15/2020	400
		799
CAPITAL MARKETS—4.0%
	Apollo Management Holdings LP
250	4.000%—05/30/2024[1]	252
	Goldman Sachs Group Inc.
420	5.750%—01/24/2022	451
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	KKR Group Finance Co. II LLC
$456	5.500%—02/01/2043[1]	$ 493
	Macquarie Group Ltd.
165	3.189%—11/28/2023[1,2]	164
	Macquarie Group Ltd. MTN[4]
250	4.150%—03/27/2024[1,2]	256
	Moody's Corp.
407	3.250%—06/07/2021	411
	Morgan Stanley MTN[4]
553	3.125%—07/27/2026	539
450	3.875%—01/27/2026	461
		1,000
	UBS Group Funding Switzerland AG
300	4.125%—04/15/2026[1]	311
		3,338
CONSUMER FINANCE—2.9%
	American Express Co.
250	3.375%—05/17/2021	253
150	3.400%—02/27/2023	153
		406
	Capital One Financial Corp.
410	3.200%—01/30/2023	412
	GE Capital International Funding Co. Unlimited Co.
415	2.342%—11/15/2020	411
375	4.418%—11/15/2035	350
		761
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	453
	Nissan Motor Acceptance Corp. MTN[4]
400	2.150%—09/28/2020[1]	395
		2,427
DIVERSIFIED FINANCIAL SERVICES—1.1%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	413
	Siemens Financieringsmaatschappij NV
300	2.150%—05/27/2020[1]	298
	Voya Financial Inc.
200	3.125%—07/15/2024	198
		909
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
	AT&T Inc.
305	3.400%—05/15/2025	307
664	3.777% (3 Month USD Libor + 1.180) 06/12/2024[2]	667
		974
	Verizon Communications Inc.
247	4.522%—09/15/2048	257
		1,231
ELECTRIC UTILITIES—2.8%
	Berkshire Hathaway Energy Co.
525	6.125%—04/01/2036	667
	Duke Energy Corp.
475	3.750%—04/15/2024	490
	Eversource Energy
260	2.750%—03/15/2022	260
	Exelon Corp.
223	5.100%—06/15/2045	253

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Southern Co.
$430	3.250%—07/01/2026	$ 425
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	305
		2,400
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
	Boston Properties LP
468	4.500%—12/01/2028	501
	Digital Realty Trust LP
500	3.700%—08/15/2027	499
	HCP Inc.
400	4.250%—11/15/2023	418
	Ventas Realty LP
250	4.125%—01/15/2026	258
	WEA Finance LLC / Westfield UK & Europe Finance plc
350	2.700%—09/17/2019[1]	350
		2,026
FOOD & STAPLES RETAILING—0.3%
	Kroger Co.
250	4.000%—02/01/2024	258
HEALTH CARE PROVIDERS & SERVICES—1.5%
	CVS Pass-Through Trust
138	5.880%—01/10/2028	149
542	8.353%—07/10/2031[1]	663
		812
	Express Scripts Holding Co.
495	3.400%—03/01/2027	482
		1,294
INDUSTRIAL CONGLOMERATES—0.2%
	General Electric Co. MTN[4]
172	4.625%—01/07/2021	176
INSURANCE—0.9%
	American International Group Inc.
465	4.125%—02/15/2024	486
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	264
		750
MEDIA—2.1%
	Charter Communications Operating LLC / Charter Communications Operating Capital
525	6.384%—10/23/2035	594
	Comcast Cable Communications Holdings Inc.
200	9.455%—11/15/2022	245
	Comcast Corp.
470	3.000%—02/01/2024	473
	COX Communications Inc.
300	2.950%—06/30/2023[1]	298
200	3.250%—12/15/2022[1]	201
		499
		1,811
OIL, GAS & CONSUMABLE FUELS—1.6%
	Anadarko Petroleum Corp.
1,000	0.000%—10/10/2036[5]	502
	Concho Resources Inc.
155	4.300%—08/15/2028	162
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Phillips 66 Partners LP
$250	3.605%—02/15/2025	$ 252
	Sunoco Logistics Partners Operations LP
428	3.900%—07/15/2026	426
		1,342
ROAD & RAIL—1.0%
	Norfolk Southern Corp.
310	4.837%—10/01/2041	340
	Penske Truck Leasing Co. LP / PTL Finance Corp.
500	3.900%—02/01/2024[1]	512
		852
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
	Broadcom Inc.
257	3.625%—10/15/2024[1]	254
TRADING COMPANIES & DISTRIBUTORS—1.3%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	278
	Air Lease Corp.
374	3.875%—07/03/2023	382
	Ferguson Finance plc
466	4.500%—10/24/2028[1]	474
		1,134
WATER UTILITIES—0.1%
	Aquarion Co.
117	4.000%—08/15/2024[1]	120
TOTAL CORPORATE BONDS & NOTES
(Cost $24,636)		25,369

MORTGAGE PASS-THROUGH—25.7%
	Federal Home Loan Mortgage Corp.
2,564	3.000%—11/01/2043-02/01/2047	2,550
888	3.500%—07/01/2046	906
1,810	4.000%—02/01/2046-03/01/2048	1,871
242	5.000%—06/01/2041	261
		5,588
	Federal National Mortgage Association
3,250	3.500%—10/01/2037-09/01/2046	3,313
2,885	4.000%—04/01/2045-09/01/2047	2,991
1,866	4.500%—05/01/2046-11/01/2047	1,963
3,977	5.000%—09/01/2033-04/01/2049	4,268
		12,535
	Government National Mortgage Association
768	4.000%—09/20/2041-09/15/2046	796
2,686	4.500%—01/15/2042-08/20/2047	2,811
		3,607
TOTAL MORTGAGE PASS-THROUGH
(Cost $21,542)		21,730

MUNICIPAL BONDS—1.8%
MUNICIPAL BONDS—1.8%
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	239

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

MUNICIPAL BONDS—Continued
Principal Amount		Value
MUNICIPAL BONDS—Continued
	Metropolitan Water Reclamation District of Greater Chicago
$145	5.720%—12/01/2038	$ 180
	New York State Urban Development Corp.
555	5.770%—03/15/2039	658
	State of California
300	7.500%—04/01/2034	432
TOTAL MUNICIPAL BONDS
(Cost $1,475)		1,509

U.S. GOVERNMENT OBLIGATIONS—22.0%
U.S. GOVERNMENT OBLIGATIONS—22.0%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
193	2.510%—03/01/2032	191
	Series 2017-20H Cl. 1
177	2.750%—08/01/2037	175
	Series 2016-20L Cl. 1
1,268	2.810%—12/01/2036	1,261
	Series 2015-20H Cl. 1
460	2.820%—08/01/2035	458
	Series 2017-20J Cl. 1
292	2.850%—10/01/2037	291
	Series 2018-20B Cl. 1
331	3.220%—02/01/2038	338
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS—Continued
	Series 2018-20G Cl. 1
$505	3.540%—07/01/2038	$ 524
	Series 2018-20F Cl. 1
747	3.600%—06/01/2038	778
		4,016
	U.S. Treasury Bonds
4,143	3.000%—02/15/2048-08/15/2048	4,194
3,410	4.500%—05/15/2038	4,317
		8,511
	U.S. Treasury Notes
466	2.375%—02/29/2024	468
4,472	2.750%—09/15/2021	4,525
1,011	2.875%—10/31/2023	1,037
		6,030
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $18,165)		18,557
TOTAL INVESTMENTS—98.8%
(Cost $81,853)		83,404
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		1,016
TOTAL NET ASSETS—100.0%		$84,420

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $12,541 or 15% of net assets.
2	Variable rate security; the stated rate represents the rate in effect at April 30, 2019.
3	Floating rate security; the stated rate represents the rate in effect at April 30, 2019.
4	MTN after the name of a security stands for Medium Term Note.
5	Zero coupon bond
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah, Ph.D.
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
Elevated volatility headlined much of the end of 2018 as concerns about slowing global growth and rising geopolitical uncertainty weighed on risk sentiment. U.S. stocks reversed their gains from earlier in 2018 and fell sharply over December alongside a broader global risk asset sell-off.
Most risk assets experienced challenging performance as risk sentiment waned. Equities globally ended 2018 lower and credit spreads widened while developed market yields fell. Commodities, particularly oil prices, experienced a sharp decline due to heightened concerns over an influx of supply and softening demand.
Central banks remained on course for diminished monetary support as the fundamental backdrop remained solid overall. The U.S. Federal Reserve (Fed) hiked rates for the fourth time in 2018, as expected, but lowered its expectations for rate increases in 2019. The European Central Bank (ECB) announced the end of its asset purchase program and reiterated its intention to leave rates unchanged through the summer of 2019. Other geopolitical developments – midterm elections and a government shutdown in the U.S., ongoing Brexit negotiations, and political as well as budgetary turmoil in the Eurozone – contributed to diminished investor appetites.
Following December’s steep sell-off, risk assets bounced back as dovish pivots from global central banks helped ease financial conditions and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, economic data continued to signal decelerating global growth.
Robust risk appetites reverberated across most risk assets – global equities surged higher, developed market yields fell, credit spreads tightened, and oil prices climbed – though not all retraced the extent of late 2018’s drawdowns.
Even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China (this in turn spurred stimulus measures from Chinese policymakers). Economic data in the U.S. were mixed, particularly with a temporary government shutdown, but labor and housing markets remained broadly robust.
Geopolitical developments were mixed: headlines highlighted continued political uncertainty surrounding Brexit, but also progress on a potential U.S.-China trade deal, though a full agreement remained elusive.
Global central banks signaled more accommodative stances as evidence grew of a deceleration in global economies. The Fed established a “patient” approach to policy – lowering both growth expectations and its rate hike outlook for 2019. The ECB, Bank of England (BOE), Reserve Bank of Australia (RBA), and others likewise struck more cautionary tones in the first quarter of 2019, further contributing to the broad-based rally in both risk assets as well as sovereign yields.
PERFORMANCE
Harbor Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the six months ended April 30, 2019. The Fund returned 4.80% (Retirement Class), 4.76% (Institutional Class), and 4.63% (Administrative Class) for the six months ended April 30, 2019, compared with the benchmark’s return of 5.49%.

Harbor Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	4.80%	5.18%	2.79%	4.56%
Institutional Class	4.76	5.19	2.79	4.56
Administrative Class	4.63	4.93	2.54	4.30
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.72% (Net) and 0.83% (Gross) (Retirement Class); 0.80% (Net) and 0.91% (Gross) (Institutional Class); and 1.05% (Net) and 1.16% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies helped returns for the six months ended April 30, 2019:
•	U.S. interest rate strategies, including duration and yield curve positioning, particularly an overweight to the intermediate portion of the U.S. Treasury curve as rates fell over the period.
•	An overweight to the Banking and Financials sector over the period which performed well as corporate spreads narrowed over the period.
•	Holdings of agency mortgage positions, as they outperformed like duration Treasuries.
•	A tactical allocation to U.S. Treasury Inflation-Protected Securities (TIPS), as U.S. inflation expectations sharply rebounded from weakness in the beginning of the period.
The following strategies were negative or neutral for returns:
•	Interest rate strategies that benefit from rising rates in the Italy, U.K, Australia, and Japan detracted as rates in these regions fell over the period.
•	Tactical exposure to non-agency mortgage-backed securities, which underperformed.
OUTLOOK & STRATEGY
We would expect world GDP growth to slow to 2.5%‒3% this year from 3.3% in 2018. However, with China increasing stimulus and a trade deal between the U.S. and China in the making, we think there is a good chance that global growth will stabilize or even pick up moderately later this year. We expect inflation globally to fall to 1.5%−2% from 2.2% in 2018 due to continued below-target inflation in the U.S., Europe and Japan.
In the U.S., we continue to expect growth to slow to 2%–2.5% in 2019 from nearly 3% last year. Factors contributing to the deceleration include fading fiscal stimulus, the lagged effect of tighter monetary policy over the past few years, and headwinds from the China/global slowdown. We estimate that China’s easing will not filter through to U.S. growth until late 2019 or early 2020. Headline inflation looks set to drop to 1.5%−2% this year, while core Consumer Price Index (CPI) moves sideways. With growth slowing and inflation remaining below target, we believe the Fed is likely to keep rates unchanged in 2019.
For the Eurozone, we expect growth to slow to a trend-like pace of 0.75%–1.25% in 2019 from close to 2% in 2018, as weak global trade exerts significant downward pressure on the economy and Italy is in recession. An improvement in global trade conditions through this year should contribute to a gradual reacceleration. Reflecting firmer wage growth, we expect a moderate pickup in core inflation, which has been stuck at 1% for some time. In line with the ECB’s forward guidance, we expect policy rates to remain unchanged this year.
In the U.K., we expect real growth in the range of 1%–1.5% in 2019, modestly below trend, and we continue to think that a chaotic no-deal Brexit is a low-probability event. We see core CPI inflation stable at or close to the 2% target as import price pressures have faded and domestic price pressures remain subdued. In the event of a soft Brexit by mid-year, a rate hike by the BOE in the second half of the year would appear likely.
Japan’s GDP growth is expected to be modest at 0.5%–1% in 2019, broadly unchanged from 0.7% in 2018. With core CPI inflation expected to dip into negative territory (due to temporary factors) around the middle of the year, we expect the Bank of Japan to keep its targets for short rates and the 10-year yield unchanged this year.
In China, we see growth slowing in 2019 to the middle of a 5.5%‒6.5% range from 6.6% in 2018, but stabilizing in the second half of the year as fiscal and monetary stimulus find some traction and a likely trade deal between the U.S. and China supports confidence.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Bond Fund
Manager’s Commentary—Continued

We expect fiscal stimulus of 1.5% to 2% of GDP. Inflation remains benign at 1.5%-2.5% in our forecast, and we are looking for another rate cut by the People’s Bank of China in addition to more reductions in banks’ reserve requirement ratios. Yuan stability is well-anchored with a patient Fed and the understanding that this needs to be a component of the U.S.-China trade deal.
With respect to portfolio strategy for the Fund:
•	We still have a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Japan. We prefer the intermediate portion of the curve, anchored by the new neutral thesis and the weight of lower global yields.
•	We are overweight U.S. duration with a focus on intermediate rates and an underweight to the long end of the curve.
•	We remain underweight international and global corporates in favor of more diversified credit exposures in other sectors. We would look to add opportunistically again amid market dislocations as we do not see any imminent downturn in the business cycle.
•	We remain tactical with currency positioning, particularly given less conviction in the overall direction of the U.S. dollar. We continue to seek attractive risk/reward opportunities.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	Federal National Mortgage Association TBA	47.1%
❷	U.S. Treasury	27.7%
❸	Japan Treasury Discount Bill	10.1%
❹	Federal National Mortgage Association REMIC	4.1%
❺	Government National Mortgage Association TBA	3.7%
❻	Federal National Mortgage Association	2.4%
❼	Brazil Letras Do Tesouro Nacional	1.6%
❽	Federal Home Loan Mortgage Corp. TBA	1.4%
❾	Barclays plc	1.2%
❿	Ford Motor Credit Co. LLC	1.2%

Total Investments (% of net assets)
(Excludes net cash and derivative positions of -70.5%)
Maturity Profile (% of investments)

Harbor Bond Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—10.0%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$2,322	3.740% (3 Month USD Libor + 1.220) 01/30/2026[2,3]	$ 2,324
	Ally Auto Receivables Trust
	Series 2018-3 Cl. A2
4,605	2.720%—05/17/2021	4,606
	AmeriCredit Automobile Receivables Trust
	Series 2018-1 Cl. A2B
1,849	2.517% (1 Month USD Libor) 07/19/2021[2]	1,849
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
6,800	3.580% (1 Month USD Libor + 1.300) 04/15/2027[2,3]	6,822
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,444	2.441% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,407
	Series 2005-W2 Cl. A2C
1,744	2.641% (1 Month USD Libor + 0.360) 10/25/2035[2]	1,751
	Series 2004-W11 Cl. M3
939	3.406% (1 Month USD Libor + 0.750) 11/25/2034[2]	942
		5,100
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
5,146	3.729% (1 Month USD Libor + 0.830) 08/15/2033[2]	5,157
	Atlas Senior Loan Fund IV Ltd.
	Series 2013-2A Cl. A1RR
1,772	2.994% (3 Month USD Libor + 0.680) 02/17/2026[2,3]	1,767
	Capital One Multi-Asset Execution Trust
	Series 2014-A4 Cl. A4
6,400	2.640% (1 Month USD Libor + 0.360) 06/15/2022[2]	6,405
	Cent CLO Ltd.[1]
	Series 2015-24A Cl. A1R
5,200	3.506% (3 Month USD Libor + 1.070) 10/15/2026[2,3]	5,178
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
1,560	2.431% (1 Month USD Libor + 0.150) 05/25/2037[2]	1,546
	Series 2006-ABC1 Cl. A3
4,564	2.521% (1 Month USD Libor + 0.240) 05/25/2036[2]	3,302
	Series 2006-2 Cl. M1
1,200	2.681% (1 Month USD Libor + 0.400) 06/25/2036[2]	1,185
		6,033
	Credit Acceptance Auto Loan Trust
	Series 2018-2A Cl. A
6,300	3.470%—05/17/2027[3]	6,361
	Crown Point CLO Ltd.[1]
	Series 2018-5A Cl. A
5,700	3.389% (3 Month USD Libor + 0.940) 07/17/2028[2,3]	5,654
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. APR
$5,500	3.336% (3 Month USD Libor + 0.900) 10/15/2027[2,3]	$ 5,494
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
222	2.431% (1 Month USD Libor + 0.150) 07/25/2036[2]	222
	Flagship VII Ltd.
	Series 2013 Cl. 7A
899	3.881% (3 Month USD Libor + 1.120) 01/20/2026[2,3]	900
	GSAA Trust
	Series 2006-20 Cl. 1A2
4,480	2.461% (1 Month USD Libor + 0.180) 12/25/2046[2]	2,311
	Series 2007-9 Cl. A1A
1,441	6.000%—08/25/2047	1,373
		3,684
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
115	2.351% (1 Month USD Libor + 0.070) 12/25/2036[2]	66
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
217	3.266% (1 Month USD Libor + 0.700) 07/25/2035[2]	218
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,111	2.451% (1 Month USD Libor + 0.170) 12/25/2036[2]	1,993
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
2,354	3.331% (1 Month USD Libor + 1.050) 06/25/2035[2]	2,283
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
2,651	2.861% (1 Month USD Libor + 0.290) 01/25/2036[2]	2,631
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
910	4.199%—05/25/2035[4]	693
	LoanCore Ltd.
	Series 2018-CRE1 Cl. A
5,200	3.410% (1 Month USD Libor + 1.130) 05/15/2028[2,3]	5,206
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
5,665	2.521% (1 Month USD Libor + 0.240) 06/25/2036[2]	3,186
	Mid-State Trust
	Series 2004-1 Cl. A
1,068	6.005%—08/15/2037	1,153
	Monarch Grove CLO[1]
	Series 2018-1A Cl. A1
4,300	3.370% (3 Month USD Libor + 0.880) 01/25/2028[2,3]	4,266
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-HE1 Cl. A2C
2,191	2.431% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,510
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
584	3.181% (1 Month USD Libor + 0.600) 07/25/2032[2]	588

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Mountain View CLO Ltd.[1]
	Series 2014-1A Cl. ARR
$5,793	3.236% (3 Month USD Libor + 0.800) 10/15/2026[2,3]	$ 5,771
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
1,468	2.581% (1 Month USD Libor + 0.300) 07/26/2066[2,3]	1,468
	Nissan Master Owner Trust Receivables
	Series 2016-A Cl. A1
6,500	2.920% (1 Month USD Libor + 0.640) 06/15/2021[2]	6,504
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
5,500	2.370%—09/14/2032[3]	5,464
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,561	2.531% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,366
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
5,838	2.761% (1 Month USD Libor + 0.480) 08/25/2035[2]	5,862
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,722	2.411% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,358
	RAMP Trust
	Series 2004-RS8 Cl. MII1
401	3.386% (1 Month USD Libor + 0.600) 08/25/2034[2]	403
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
9,031	2.941% (1 Month USD Libor + 0.440) 08/25/2035[2]	6,137
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
41	5.130%—09/01/2023	43
	Series 2009-20A Cl. 1
1,967	5.720%—01/01/2029	2,102
	Series 2008-20H Cl. 1
3,876	6.020%—08/01/2028	4,124
	Series 2001-20A Cl. 1
38	6.290%—01/01/2021	39
		6,308
	SoFi Professional Loan Program Trust
	Series 2018-A1FX Cl. B
4,050	2.640%—08/25/2047[3]	4,047
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
362	2.411% (1 Month USD Libor + 0.130) 12/25/2036[2]	362
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,064	2.391% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,463
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
21,530	2.511% (1 Month USD Libor + 0.230) 01/25/2037[2,3]	15,658
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Student Loan Marketing Association
		Series 2013-B Cl. A2A
	$1,311	1.850%—06/17/2030[3]	$ 1,308
		Telos CLO Ltd.[1]
		Series 2014 Cl. 6A
	6,817	3.719% (3 Month USD Libor + 1.270) 01/17/2027[2,3]	6,821
		Tralee CLO V Ltd.[1]
		Series 2018-5A Cl. A1
	5,900	3.869% (3 Month USD Libor + 1.110) 10/20/2028[2,3]	5,879
		Trillium Credit Card Trust II
		Series 2018-1A Cl. A
	8,100	2.544% (1 Month USD Libor) 02/27/2023[2,3,4]	8,103
		Venture XVI CLO Ltd.[1]
		Series 2014-16A Cl. ARR
	5,400	3.286% (3 Month USD Libor + 0.850) 01/15/2028[2,3]	5,368
		Westlake Automobile Receivables Trust
		Series 2018-A2A Cl. 3A
	6,644	2.980%—01/18/2022[3]	6,655
TOTAL ASSET-BACKED SECURITIES
(Cost $186,168)			189,654

BANK LOAN OBLIGATIONS—0.3%
(Cost $5,178)
CONSUMER FINANCE—0.3%
		Toyota Motor Credit Corp.
		Revolver Term Out Loan
	5,200	3.390% (3 Month USD Libor + 0.580) 09/28/2020[2]	5,192 [x]

COLLATERALIZED MORTGAGE OBLIGATIONS—6.2%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,890	2.401% (1 Month USD Libor + 0.120) 08/25/2036[2]	1,651
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,663	0.967% (3 Month GBP Libor + 0.170) 03/17/2039[2]	3,277
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	$946	2.580% (1 Month USD Libor + 0.300) 05/20/2047[2]	900
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	6,715	2.491% (1 Month USD Libor + 0.210) 05/25/2047[2]	6,197
		Series 2011-RR5 Cl. 12A1
	517	4.917%—03/26/2037[3,4]	520
		Series 2011-RR4 Cl. 8A1
	2,198	5.250%—02/26/2036[2,3]	1,658
		Series 2011-RR5 Cl. 5A1
	1,931	5.250%—08/26/2037[2,3]	1,965
			10,340
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	17	2.781% (Cost of Funds for the 11th District of San Francisco) 11/25/2030[2]	16

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2004-10 Cl. 12A3
	$29	4.208%—01/25/2035[2]	$ 29
		Series 2004-1 Cl. 12A5
	308	4.663%—04/25/2034[5]	312
		Series 2006-4 Cl. 1A1
	351	4.717%—10/25/2036[2]	344
			701
		Bear Stearns Alt-A Trust
		Series 2005-4 Cl. 1A1
	134	2.721% (1 Month USD Libor + 0.220) 07/25/2035[2]	134
		BX Trust
		Series 2017 Cl. A
	2,150	3.200% (1 Month USD Libor) 07/15/2034[2,3]	2,150
		Chase Mortgage Finance Corp.
		Series 2006-A1 Cl. 4A1
	1,663	4.222%—09/25/2036[2]	1,561
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	3,426	2.886% (1 Month USD Libor + 0.400) 05/25/2036[2]	2,945
		Series 2005-84 Cl. 1A1
	2,787	3.412%—02/25/2036[2]	2,415
		Series 2005-20CB Cl. 2A5
	2,247	5.500%—07/25/2035	2,033
		Series 2006-36T2 Cl. 1A4
	1,245	5.750%—12/25/2036	864
			8,257
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	860	4.510%—09/25/2047[2]	841
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	343	6.000%—11/25/2035	284
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	5,015	2.431% (1 Month USD Libor + 0.150) 03/25/2037[2]	4,659
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	2,272	3.317% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 03/19/2046[2]	2,100
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	2,230	0.947% (3 Month GBP Libor + 0.150) 06/15/2044[2]	2,801
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$1,110	3.717%—02/25/2036[2]	1,057
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	1
		GPT Mortgage Trust
		Series 2018-GPP Cl. A
	3,005	3.292% (1 Month USD Libor + 1.013) 06/15/2035[2,3]	2,995
		GS Mortgage Securities Corp. Trust
		Series 2016-RENT Cl. A
	6,900	3.203%—02/10/2029[3]	6,933
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	$5,179	2.886% (1 Month USD Libor + 0.400) 04/25/2036[2,3]	$ 4,489
		GSR Mortgage Loan Trust
		Series 2005-AR3 Cl. 3A1
	543	4.258%—05/25/2035[2]	515
		Series 2005-AR7 Cl. 6A1
	269	4.466%—11/25/2035[2]	274
			789
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	723	3.102% (1 Month USD Libor + 0.410) 11/19/2034[2]	672
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	3,498	2.461% (1 Month USD Libor + 0.180) 12/25/2036[2]	3,443
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	4	3.502%—01/25/2032[2]	4
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,969	6.500%—07/25/2037	1,743
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	14,103	3.510%—07/25/2037[2]	11,809
		Series 2005-AR31 Cl. 1A1
	1,125	3.949%—01/25/2036[2]	1,029
			12,838
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	2,460	4.240%—10/25/2036[2]	2,229
		Series 2006-S1 Cl. 3A1
	661	5.500%—04/25/2036	676
			2,905
		JP Morgan Re-REMIC[6]
		Series 2009-7 Cl. 11A1
	39	4.056%—09/27/2036[2,3]	40
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	1,071	1.447% (3 Month GBP Libor + 0.650) 12/15/2049[2]	1,365
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$605	6.000%—03/25/2037	440
		Merrill Lynch Mortgage Investors Inc.
		Series 2005-3 Cl. 4A
	28	2.736% (1 Month USD Libor + 0.250) 11/25/2035[2]	28
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	6,000	3.040%—04/15/2048	6,058
		Provident Funding Mortgage Loan Trust
		Series 2005-2 Cl. 3A
	2,253	4.405%—10/25/2035[2]	2,284
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	2,039	6.000%—03/25/2037	1,887
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	17,857	6.250%—08/25/2037	7,256

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	$268	4.667%—02/25/2037[2]	$ 219
		Series 2006-SA1 Cl. 2A1
	308	4.796%—02/25/2036[2]	284
			503
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
GBP	1,737	0.971% (3 Month GBP Libor + 0.170) 06/12/2044[2]	2,144
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$2,125	2.431% (1 Month USD Libor + 0.150) 02/25/2037[2]	2,046
		Series 2005-21A Cl. 3A1
	497	4.512%—04/25/2035[2]	495
			2,541
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	411	2.732% (1 Month USD Libor + 0.250) 07/19/2035[2]	410
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	634	4.611%—01/25/2037[2]	596
		Towd Point Mortgage Funding
		Series 2019-GR4A Cl. A1
GBP	7,500	1.855% (3 Month GBP Libor + 1.025) 10/20/2051[2,3]	9,776
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR13 Cl. A1A1
	$212	2.571% (1 Month USD Libor + 0.290) 10/25/2045[2]	210
		Series 2005-AR6 Cl. 2A1A
	431	2.741% (1 Month USD Libor + 0.230) 04/25/2045[2]	429
		Series 2006-AR11 Cl. 3A1A
	2,067	3.317% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[2]	1,955
			2,594
		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR10 Cl. 1A1
	2,553	4.704%—07/25/2036[2]	2,588
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $112,398)			118,035

CORPORATE BONDS & NOTES—50.6%
AEROSPACE & DEFENSE—0.3%
		Rockwell Collins Inc.
	5,500	2.800%—03/15/2022	5,489
AIRLINES—0.2%
		Delta Air Lines Inc.
	3,000	3.400%—04/19/2021	3,017
	700	3.625%—03/15/2022	706
			3,723
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
AUTO COMPONENTS—0.3%
		ZF North America Capital Inc.
	$5,800	4.500%—04/29/2022[3]	$ 5,938
AUTOMOBILES—3.1%
		Ford Motor Credit Co. LLC
	5,400	2.343%—11/02/2020	5,331
	3,400	2.425%—06/12/2020	3,371
	1,300	2.459%—03/27/2020	1,292
	1,550	3.200%—01/15/2021	1,540
	10,050	8.125%—01/15/2020	10,395
			21,929
		General Motors Financial Co. Inc.
	6,600	2.450%—11/06/2020	6,542
	2,800	3.150%—01/15/2020	2,805
	2,600	3.200%—07/13/2020	2,609
	7,700	3.274% (3 Month USD Libor + 0.540) 11/06/2020[2]	7,662
			19,618
		Nissan Motor Acceptance Corp.
	2,600	2.550%—03/08/2021[3]	2,567
		Volkswagen Group of America Finance LLC
	4,800	3.458% (3 Month USD Libor + 0.770) 11/13/2020[2,3]	4,818
	4,800	4.250%—11/13/2023[3]	4,966
	4,800	4.750%—11/13/2028[3]	4,995
			14,779
			58,893
BANKS—14.7%
		Australia & New Zealand Banking Group Ltd.
	5,100	2.772% (3 Month USD Libor + 0.460) 05/17/2021[2,3]	5,113
	5,200	3.300%—05/17/2021	5,257
			10,370
		Banco Bilbao Vizcaya Argentaria SA
EUR	4,000	6.750% (EUR 5 Year Swap Curve + 6.604) 02/18/2020[2,7]	4,644
		Banco Do Nordeste Do Brasil SA
	$3,300	4.375%—05/03/2019	3,300
		Banco Espirito Santo SA MTN[8]
EUR	3,500	0.000%—01/15/2049*	1,122
		Bank of America Corp. MTN[8]
	$1,300	2.151%—11/09/2020	1,290
	4,960	3.106% (3 Month USD Libor + 0.790) 03/05/2024[2]	4,965
			6,255
		Banque Federative du Credit Mutuel SA
	6,300	3.750%—07/20/2023[3]	6,472
		Barclays Bank plc
	3,700	4.610% (3 Month USD Libor + 1.400) 02/15/2023[2]	3,794
GBP	3,800	14.000% (3 Month GBP Libor + 13.400) 06/15/2019[2,7]	5,031
			8,825
		Barclays MTN[8]
	4,000	3.250%—02/12/2027	5,285
		Barclays plc
	$5,200	3.684%—01/10/2023	5,205
	6,300	4.451% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,459

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
EUR	4,100	6.500% (EUR 5 Year Swap Curve + 5.875) 09/15/2019[2,7]	$ 4,683
GBP	2,400	7.000% (GBP Swap 5 Year + 5.084) 09/15/2019[2,7]	3,173
EUR	2,000	8.000% (EUR 5 Year Swap Curve + 6.750) 12/15/2020[2,7]	2,442
			21,962
		BBVA Bancomer SA/Texas
	$1,200	6.500%—03/10/2021	1,259
		Citibank NA
	5,400	3.400%—07/23/2021	5,481
		Citigroup Inc.
	3,000	2.350%—08/02/2021	2,973
	6,800	2.750%—04/25/2022	6,768
	3,900	2.876% (3 Month USD Libor + 0.950) 07/24/2023[2]	3,878
	4,000	3.751% (3 Month USD Libor + 1.430) 09/01/2023[2]	4,082
			17,701
		Deutsche Bank AG/New York
	5,500	2.700%—07/13/2020	5,448
	3,800	3.950%—02/27/2023	3,740
	3,200	4.250%—10/14/2021	3,205
			12,393
		HSBC Bank plc
	4,300	4.125%—08/12/2020[3]	4,376
		ING Bank NV
	5,600	2.450%—03/16/2020[3]	5,590
		JPMorgan Chase & Co.
	5,500	2.400%—06/07/2021	5,466
	5,000	2.750%—06/23/2020	5,005
	5,700	3.514% (3 Month USD Libor + 0.610) 06/18/2022[2]	5,781
			16,252
		JPMorgan Chase Bank NA
	10,000	2.848% (3 Month USD Libor + 0.340) 04/26/2021[2]	10,013
	4,500	3.086% (3 Month USD Libor + 0.350) 04/26/2021[2]	4,512
			14,525
		Lloyds Bank plc
	4,900	3.300%—05/07/2021	4,947
	5,700	12.000% (3 Month USD Libor + 11.756) 12/16/2024[2,3,7]	6,875
			11,822
		Lloyds Banking Group plc
	5,300	4.450%—05/08/2025	5,521
GBP	4,200	7.000% (GBP Swap 5 Year + 5.060) 06/27/2019[2,7]	5,523
			11,044
		Mitsubishi UFJ Financial Group Inc.
	$3,900	3.455%—03/02/2023	3,964
		Nordea Bank Abp
	2,500	3.750%—08/30/2023[3]	2,532
		Oversea-Chinese Banking Corp. Ltd.
	4,200	2.762% (3 Month USD Libor + 0.450) 05/17/2021[2,3]	4,194
		Royal Bank of Canada
	4,300	2.300%—03/22/2021	4,280
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Royal Bank of Scotland Group plc
	$700	3.784% (3 Month USD Libor + 1.470) 05/15/2023[2]	$ 703
	4,200	4.892% (3 Month USD Libor + 1.754) 05/18/2029[2]	4,389
	1,500	8.625% (USD Swap Semi 30/360 5Y + 7.598) 08/15/2021[2,7]	1,616
			6,708
		Royal Bank of Scotland Group plc MTN[8]
EUR	1,200	2.000% (3 Month EUR Libor + 1.737) 03/04/2025[2]	1,402
		Skandinaviska Enskilda Banken AB
	$5,300	2.742% (3 Month USD Libor + 0.430) 05/17/2021[2,3]	5,312
	5,300	3.250%—05/17/2021[3]	5,354
			10,666
		Societe Generale SA MTN[8]
	4,900	4.250%—09/14/2023[3]	5,050
		Standard Chartered plc
	5,000	4.247% (3 Month USD Libor + 1.150) 01/20/2023[2,3]	5,096
		Sumitomo Mitsui Financial Group Inc.
	6,900	4.007% (3 Month USD Libor + 1.680) 03/09/2021[2]	7,061
		Svenska Handelsbanken AB MTN[8]
	5,500	3.350%—05/24/2021	5,565
		Synchrony Bank
	5,500	3.650%—05/24/2021	5,570
		Toronto-Dominion Bank
	5,900	3.350%—10/22/2021[3]	6,009
		UBS AG/London
	3,400	2.450%—12/01/2020[3]	3,384
	2,700	2.801% (3 Month USD Libor + 0.480) 12/01/2020[2,3]	2,707
			6,091
		Unicredit SpA MTN[8]
	10,600	7.830%—12/04/2023[3]	11,906
		US Bank NA
	6,300	3.150%—04/26/2021	6,365
		Volkswagen Bank GmbH MTN[8]
EUR	2,000	0.101% (3 Month EUR Libor + 1.550) 06/15/2021[2]	2,238
		Wells Fargo & Co.
	$3,100	3.757% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,162
	8,200	6.104% (3 Month USD Libor + 3.770) 06/15/2019[2,7]	8,251
			11,413
		Wells Fargo Bank NA
	5,900	3.625%—10/22/2021	6,011
			280,799
BEVERAGES—0.5%
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[3]	4,842
		Pernod Ricard SA
	4,200	4.450%—01/15/2022[3]	4,354
			9,196

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BIOTECHNOLOGY—0.1%
		Baxalta Inc.
	$1,548	2.875%—06/23/2020	$ 1,547
BUILDING PRODUCTS—0.3%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[3]	3,185
	3,200	4.500%—04/04/2048[3]	3,036
			6,221
		Owens Corning
	300	4.200%—12/01/2024	305
			6,526
CAPITAL MARKETS—6.5%
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,531
		Blackstone CQP Holdco LP
	4,000	6.000%—08/18/2021[3]	4,000
	8,000	6.500%—03/20/2021[3]	8,040
			12,040
		BM & FBovespa SA
	1,300	5.500%—07/16/2020	1,337
		Credit Agricole SA/London MTN[8]
	5,400	3.750%—04/24/2023[3]	5,488
		Credit Suisse Group AG
	5,100	2.997% (3 Month USD Libor + 1.200) 12/14/2023[2,3]	5,039
		Credit Suisse Group Funding Guernsey Ltd.
	8,900	3.750%—03/26/2025	9,019
	4,845	3.800%—09/15/2022	4,949
			13,968
		Deutsche Bank AG MTN[8]
	13,700	2.850%—05/10/2019	13,700
		Deutsche Bank AG/New York
	6,000	3.150%—01/22/2021	5,918
	3,500	3.406% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,494
			9,412
		E*Trade Financial Corp.
	5,100	2.950%—08/24/2022	5,095
		Goldman Sachs Group Inc.
	5,500	3.200%—02/23/2023	5,507
	7,700	3.307% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,707
	800	5.750%—01/24/2022	859
			14,073
		Goldman Sachs Group Inc. MTN[8]
	5,000	4.000%—03/03/2024	5,174
		Moody's Corp.
	300	2.625%—01/15/2023	298
	462	4.500%—09/01/2022	485
			783
		Morgan Stanley
	5,200	3.649% (3 Month USD Libor + 1.180) 01/20/2022[2]	5,258
		Morgan Stanley MTN[8]
	4,508	5.625%—09/23/2019	4,557
		Platin 1426 GmbH
EUR	2,700	6.875%—06/15/2023[3]	3,006
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	UBS AG
$8,000	2.907% (3 Month USD Libor + 0.580) 06/08/2020[2,3]	$ 8,037
	UBS AG MTN[8]
1,800	3.171% (3 Month USD Libor + 0.850) 06/01/2020[2]	1,815
	UBS Group Funding Jersey Ltd.
8,500	3.000%—04/15/2021[3]	8,517
		123,830
CHEMICALS—0.2%
	Sasol Financing USA LLC
3,900	5.875%—03/27/2024	4,150
CONSUMER FINANCE—2.6%
	Ally Financial Inc.
200	4.125%—03/30/2020	201
200	7.500%—09/15/2020	211
		412
	American Express Co.
5,200	3.375%—05/17/2021	5,265
6,400	3.400%—02/27/2023	6,515
5,200	3.700%—08/03/2023	5,349
		17,129
	Capital One Financial Corp.
5,400	2.400%—10/30/2020	5,374
5,500	3.201% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,504
		10,878
	Daimler Finance North America LLC
5,300	3.350%—05/04/2021[3]	5,340
5,300	3.700%—05/04/2023[3]	5,423
		10,763
	Harley-Davidson Financial Services Inc.
5,300	3.550%—05/21/2021[3]	5,334
	Navient Corp. MTN[8]
100	8.000%—03/25/2020	104
	Springleaf Finance Corp.
2,800	6.875%—03/15/2025	3,010
	Toyota Motor Credit Corp. MTN[8]
2,600	2.712% (3 Month USD Libor + 0.400) 05/17/2022[2]	2,607
		50,237
DIVERSIFIED FINANCIAL SERVICES—3.2%
	AXA Equitable Holdings Inc.
3,200	3.900%—04/20/2023	3,291
	BAT Capital Corp.
5,060	2.764%—08/15/2022	4,992
1,500	3.283% (3 Month USD Libor + 0.590) 08/14/2020[2]	1,498
4,640	3.564% (3 Month USD Libor + 0.880) 08/15/2022[2]	4,619
		11,109
	Cantor Fitzgerald LP
5,400	6.500%—06/17/2022[3]	5,775
	Depository Trust & Clearing Corp.
3,000	4.875% (3 Month USD Libor + 3.167) 06/15/2020[2,3,7]	3,016

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
DIVERSIFIED FINANCIAL SERVICES—Continued
		GE Capital UK Funding Unlimited Co. MTN[8]
GBP	2,830	5.875%—11/04/2020	$ 3,922
		Guardian Life Global Funding
	$4,000	3.400%—04/25/2023[3]	4,081
		HSBC Holdings plc
	5,100	3.322% (3 Month USD Libor + 1.000) 05/18/2024[2]	5,099
GBP	3,000	5.875% (GBP Swap 5 Year + 4.276) 09/28/2026[2,7]	4,105
			9,204
		Imperial Brands Finance plc
	$2,100	3.750%—07/21/2022[3]	2,130
		Reckitt Benckiser Treasury Services plc
	3,400	2.375%—06/24/2022[3]	3,346
		Rio Oil Finance Trust
	1,539	9.250%—07/06/2024[3]	1,662
	6,149	9.750%—01/06/2027[3]	6,841
			8,503
		Syngenta Finance NV
	4,500	3.933%—04/23/2021[3]	4,541
		Volkswagen International Finance NV
EUR	2,000	1.242% (3 Month EUR Libor + 1.550) 11/16/2024[2]	2,294
			61,212
DIVERSIFIED TELECOMMUNICATION SERVICES—2.5%
		Altice Financing SA
	$2,200	6.625%—02/15/2023[3]	2,260
		Altice France SA
	1,000	7.375%—05/01/2026[3]	1,016
		AT&T Inc.
	5,000	3.000%—06/30/2022	5,019
	6,200	3.071% (3 Month USD Libor + 0.750) 06/01/2021[2]	6,243
	5,200	3.086% (3 Month USD Libor + 0.650) 01/15/2020[2]	5,219
	5,000	3.514% (3 Month USD Libor + 1.180) 06/12/2024[2]	5,025
			21,506
		British Telecommunications plc
	1,300	4.500%—12/04/2023	1,365
		Deutsche Telekom International Finance BV
	6,080	2.820%—01/19/2022[3]	6,069
		Telefonica Emisiones SAU
	1,800	5.134%—04/27/2020	1,840
		Verizon Communications Inc.
	12,695	3.376%—02/15/2025	12,893
			46,949
ELECTRIC UTILITIES—1.1%
		American Electric Power Co. Inc.
	1,000	2.150%—11/13/2020	992
		Duke Energy Corp.
	5,300	2.819% (3 Month USD Libor + 0.500) 05/14/2021[2,3]	5,300
	4,536	3.750%—04/15/2024	4,681
			9,981
		FirstEnergy Corp.
	1,100	2.850%—07/15/2022	1,093
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Nextera Energy Capital Holdings Inc.
$8,600	2.636% (3 Month USD Libor + 0.315) 09/03/2019[2]	$ 8,600
		20,666
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,124
	Tech Data Corp.
1,700	3.700%—02/15/2022	1,709
		3,833
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
	American Tower Corp.
2,099	3.300%—02/15/2021	2,115
	AvalonBay Communities Inc. MTN[8]
3,000	3.450%—06/01/2025	3,076
	CBL & Associates LP
2,700	4.600%—10/15/2024	1,795
6,600	5.950%—12/15/2026	4,670
		6,465
	Crown Castle International Corp.
5,500	3.700%—06/15/2026	5,525
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	5,750
	EPR Properties
3,400	4.500%—06/01/2027	3,442
600	4.950%—04/15/2028	626
		4,068
	OMEGA Healthcare Investors Inc.
3,800	4.375%—08/01/2023	3,875
	Washington Prime Group LP
5,800	5.950%—08/15/2024	5,384
		36,258
FOOD & STAPLES RETAILING—0.1%
	CVS Pass-Through Trust
537	6.943%—01/10/2030	613
	Viterra Inc.
200	5.950%—08/01/2020[3]	207
	Walgreens Boots Alliance Inc.
1,600	3.300%—11/18/2021	1,614
		2,434
FOOD PRODUCTS—0.7%
	Kraft Heinz Foods Co.
400	3.267% (3 Month USD Libor + 0.570) 02/10/2021[2]	400
2,800	5.375%—02/10/2020	2,852
		3,252
	McCormick & Co. Inc.
4,400	2.700%—08/15/2022	4,376
	Mondelez International Inc.
5,000	3.000%—05/07/2020	5,010
	Tyson Foods Inc.
1,100	2.250%—08/23/2021	1,088
		13,726
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Zimmer Biomet Holdings Inc.
4,900	2.700%—04/01/2020	4,891

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—0.6%
	Centene Corp.
$500	5.375%—06/01/2026[3]	$ 523
	CVS Health Corp.
1,073	2.800%—07/20/2020	1,072
5,800	3.700%—03/09/2023	5,882
		6,954
	HCA Inc.
4,000	5.375%—09/01/2026	4,230
100	5.875%—02/01/2029	108
200	6.500%—02/15/2020	205
		4,543
		12,020
HOTELS, RESTAURANTS & LEISURE—0.6%
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5,200	4.250%—05/30/2023[3]	5,184
5,300	5.500%—03/01/2025[3]	5,365
		10,549
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.3%
	Nextera Energy Capital Holdings Inc.
4,800	3.200%—02/25/2022	4,840
INSURANCE—1.0%
	AIA Group Ltd.
5,900	2.858% (3 Month USD Libor + 0.520) 09/20/2021[2,3]	5,896
	AIG Global Funding
6,400	3.350%—06/25/2021[3]	6,464
	Ambac LSNI LLC
895	7.396% (3 Month USD Libor + 5.000) 02/12/2023[2,3]	907
	Jackson National Life Global Funding
6,300	3.300%—06/11/2021[3]	6,374
		19,641
LIFE SCIENCES TOOLS & SERVICES—0.3%
	Thermo Fisher Scientific Inc.
5,300	3.300%—02/15/2022	5,374
MACHINERY—0.4%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	508
2,200	4.375%—11/06/2020	2,241
		2,749
	John Deere Capital Corp. MTN[8]
5,600	2.867% (3 Month USD Libor + 0.550) 06/07/2023[2]	5,600
		8,349
MEDIA—1.1%
	Charter Communications Operating LLC / Charter Communications Operating Capital
1,800	3.579%—07/23/2020	1,813
4,800	4.464%—07/23/2022	4,983
		6,796
	COX Communications Inc.
4,700	3.250%—12/15/2022[3]	4,735
	Discovery Communications LLC
4,000	2.200%—09/20/2019	3,989
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
MEDIA—Continued
		Virgin Media Receivables Financing Notes I DAC
GBP	4,130	5.500%—09/15/2024	$ 5,571
			21,091
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
		ERP Operating LP
	$4,100	3.375%—06/01/2025	4,187
		Simon Property Group LP
	6,000	2.500%—09/01/2020	6,002
			10,189
MULTI-UTILITIES—0.3%
		Sempra Energy
	5,200	2.784% (3 Month USD Libor + 0.450) 03/15/2021[2]	5,172
OIL, GAS & CONSUMABLE FUELS—0.9%
		Enbridge Inc.
	2,900	2.814% (3 Month USD Libor + 0.400) 01/10/2020[2]	2,901
		Energy Transfer Partners LP
	1,100	4.150%—10/01/2020	1,117
		Equities Midstream Partners LP
	1,550	4.750%—07/15/2023	1,582
		MPLX LP
	3,300	4.900%—04/15/2058	3,136
		Odebrecht Drilling Norbe VIII/IX Ltd.
	1,418	6.350%—12/01/2021[3]	1,376
	3,285	7.350%—12/01/2026[3]	2,032
			3,408
		Odebrecht Offshore Drilling Finance Ltd.
	834	6.720%—12/01/2022[3]	801
	3,253	7.720%—12/01/2026[3]	831
			1,632
		Odebrecht Oil & Gas Finance Ltd.
	2,183	0.000%—05/10/2019[3,7,9]	28
		Rio Oil Finance Trust
	2,343	9.250%—07/06/2024	2,531
		Southern California Gas Co.
	900	3.200%—06/15/2025	902
			17,237
PHARMACEUTICALS—1.7%
		Abbvie Inc.
	1,000	3.200%—11/06/2022	1,009
		Allergan Funding SCS
	6,700	3.000%—03/12/2020	6,704
	2,700	3.450%—03/15/2022	2,715
			9,419
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[3]	6,358
	2,800	4.250%—12/15/2025[3]	2,841
			9,199
		Mylan NV
EUR	5,100	2.250%—11/22/2024	5,911
		Takeda Pharmaceutical Co. Ltd.
	$3,900	4.400%—11/26/2023[3]	4,102

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
PHARMACEUTICALS—Continued
		Teva Pharmaceutical Finance Netherlands III BV
	$3,000	6.750%—03/01/2028	$ 3,093
			32,733
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
		Tesco Property Finance 5 plc
GBP	2,260	5.661%—10/13/2041	3,562
ROAD & RAIL—0.4%
		ERAC USA Finance LLC
	$2,600	3.300%—10/15/2022[3]	2,621
		Penske Truck Leasing Co. LP / PTL Finance Corp.
	3,800	2.700%—03/14/2023[3]	3,721
		TTX Co. MTN[8]
	250	2.600%—06/15/2020[3]	250
			6,592
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	3,800	3.000%—01/15/2022	3,780
	3,800	3.875%—01/15/2027	3,637
			7,417
		Broadcom Inc.
	4,900	3.125%—10/15/2022[3]	4,870
		NXP BV / NXP Funding LLC
	700	4.125%—06/01/2021[3]	715
	1,800	4.625%—06/15/2022[3]	1,874
			2,589
			14,876
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
		Dell International LLC / EMC Corp.
	4,000	5.450%—06/15/2023[3]	4,270
		EMC Corp.
	3,600	2.650%—06/01/2020	3,582
		Hewlett Packard Enterprise Co.
	5,900	3.515% (3 Month USD Libor + 0.720) 10/05/2021[2]	5,902
			13,754
THRIFTS & MORTGAGE FINANCE—0.3%
		Nationwide Building Society
	5,300	4.363% (3 Month USD Libor + 1.392) 08/01/2024[2,3]	5,445
TOBACCO—0.0%
		Japan Tobacco Inc. MTN[8]
	800	2.000%—04/13/2021	786
TRADING COMPANIES & DISTRIBUTORS—1.4%
		AerCap Ireland Capital DAC / Aercap Global Aviation Trust
	2,000	3.500%—05/26/2022	2,004
	5,500	4.875%—01/16/2024	5,780
			7,784
		Air Lease Corp.
	2,500	3.875%—04/01/2021	2,542
		Air Lease Corp. MTN[8]
	3,600	4.250%—02/01/2024	3,699
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
TRADING COMPANIES & DISTRIBUTORS—Continued
		Aviation Capital Group LLC
	$5,300	3.875%—05/01/2023[3]	$ 5,344
	6,300	4.125%—08/01/2025[3]	6,397
			11,741
		International Lease Finance Corp.
	837	8.250%—12/15/2020	903
		Mitsubishi Corp. MTN[8]
	400	2.625%—07/14/2022	396
			27,065
WIRELESS TELECOMMUNICATION SERVICES—0.3%
		Sprint Capital Corp.
	3,500	6.900%—05/01/2019	3,500
		Sprint Communications Inc.
	1,400	7.000%—08/15/2020	1,456
			4,956
TOTAL CORPORATE BONDS & NOTES
(Cost $959,412)			964,528

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
	36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—13.6%
Principal Amount
		Brazil Letras Do Tesouro Nacional
BRL	120,800	0.000%—10/01/2019-01/01/2020[9]	29,735
		Japan Finance Organization For Municipalities MTN[8]
	$6,800	2.625%—04/20/2022[3]	6,792
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	6,800
		Japan Treasury Discount Bill
JPY	21,450,000	0.000%—05/09/2019-06/03/2019[9]	192,581
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,343
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	2,998
	13,900	4.250%—12/01/2021	11,025
			14,023
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024[3]	5,584
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $269,602)			259,858

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—61.9%
Principal Amount		Value
	Bancorp Commercial Mortgage Trust
	Series 2018-CRE4 Cl. A
$4,644	3.180% (1 Month USD Libor + 0.900) 09/15/2035[2,3]	$ 4,639
	Federal Home Loan Mortgage Corp.
31	4.436% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[2]	32
324	4.500%—12/01/2040-09/01/2041	344
5	4.623% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.209) 06/01/2024[2]	5
946	5.500%—02/01/2038-07/01/2038	1,040
3,446	6.000%—01/01/2029-05/01/2040	3,831
		5,252
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
18,406	1.262%—08/25/2022[2]	641
	Federal Home Loan Mortgage Corp. REMIC[6]
5,229	2.884% (1 Month USD Libor + 0.400) 06/15/2041[2]	5,230
18	2.934% (1 Month USD Libor + 0.450) 11/15/2030[2]	18
36	8.000%—08/15/2022	38
2	9.000%—12/15/2020	2
		5,288
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
98	3.364% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[2]	98
	Series E3 Cl. A
40	3.797%—08/15/2032[5]	41
		139
	Federal Home Loan Mortgage Corp. TBA[10]
23,000	3.000%—06/13/2049	22,725
3,500	3.500%—05/14/2048	3,535
		26,260
	Federal Housing Authority Project
—	7.400%—02/01/2021	— [x]
	Federal National Mortgage Association
5,300	2.310%—08/01/2022	5,266
6,000	2.870%—09/01/2027	5,954
516	3.000%—02/01/2021-11/01/2025	520
430	3.330%—11/01/2021	436
116	3.500%—03/01/2026-05/01/2027	118
211	3.797% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[2]	210
5,746	4.000%—09/01/2023-10/01/2048	5,929
56	4.303% (12 Month USD Libor + 1.674) 05/01/2035[2]	58
789	4.414% (12 Month USD Libor + 1.715) 06/01/2035[2]	827
531	4.430% (12 Month USD Libor + 1.693) 08/01/2035[2]	554
7,494	4.500%—06/01/2019-10/01/2042	7,774
4,325	5.000%—12/01/2023-06/01/2044	4,589
25,890	5.500%—01/01/2025-09/01/2041	28,314
8,073	6.000%—07/01/2023-06/01/2040	8,942
		69,491
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Federal National Mortgage Association REMIC[6]
	Series 2015-38 Cl. DF
$4,930	2.819% (1 Month USD Libor + 0.310) 06/25/2055[2]	$ 4,904
	Series 2011-98 Cl. ZL
72,752	3.500%—10/25/2041	73,087
	Series 2006-5 Cl. 3A2
63	4.393%—05/25/2035[5]	66
	Series 2003-25 Cl. KP
494	5.000%—04/25/2033	533
	Series 2003-W1 Cl. 1A1
166	5.363%—12/25/2042[2]	176
		78,766
	Federal National Mortgage Association TBA[10]
155,000	3.000%—06/13/2049	153,066
285,500	3.500%—06/19/2032-06/13/2048	288,055
376,200	4.000%—5/16/2028-06/13/2049	385,876
68,000	4.500%—06/13/2047-05/13/2049	70,727
1,000	5.500%—6/12/2045	1,067
		898,791
	Government National Mortgage Association
11,619	5.000%—08/15/2033-05/20/2049	12,251
	Government National Mortgage Association II
276	3.375% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 3.000) 01/20/2025-02/20/2032[2]	287
22	3.625% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[2]	22
70	3.750% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 6.000) 08/20/2022-09/20/2024[2]	71
37	3.750% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 07/20/2027[2]	38
19	4.125% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 12/20/2024[2]	19
90	4.125% (US Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 7.500) 10/20/2025-11/20/2029[2]	92
		529
	Government National Mortgage Association II TBA[10]
9,000	3.500%—05/21/2048	9,150
	Government National Mortgage Association TBA[10]
2,000	3.000%—05/21/2048	1,995
21,000	4.000%—05/21/2048	21,633
43,500	5.000%—05/21/2048-06/20/2049	45,344
		68,972
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,178,079)		1,180,169

MUNICIPAL BONDS—0.3%
	Chicago Transit Authority
220	6.300%—12/01/2021	231
	City of Chicago, IL
816	7.750%—01/01/2042	906

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

MUNICIPAL BONDS—Continued
Principal Amount		Value
	Clark County, NV
$4,000	6.350%—07/01/2029	$ 4,023
TOTAL MUNICIPAL BONDS
(Cost $5,014)		5,160

U.S. GOVERNMENT OBLIGATIONS—27.6%
	U.S. Treasury Bonds
14,000	2.250%—08/15/2046	12,207
32,500	2.500%—02/15/2045[11]	30,029
1,700	2.500%—02/15/2046	1,565
16,800	2.875%—05/15/2043[11]	16,728
13,000	3.000%—05/15/2042-02/15/2048	13,180
17,100	3.125%—02/15/2042-02/15/2043	17,820
52,700	3.125%—08/15/2044[11]	54,703
459	3.375%—11/15/2048[11]	499
1,800	3.625%—02/15/2044	2,029
4,200	4.250%—05/15/2039[11]	5,167
10,500	4.375%—05/15/2040	13,138
12,000	4.625%—02/15/2040[11]	15,497
		182,562
	U.S. Treasury Inflation Indexed Bonds[12]
11,985	0.375%—07/15/2027	11,874
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$8,616	0.625%—01/15/2026	$ 8,697
28,494	0.750%—07/15/2028[11]	29,098
859	0.750%—02/15/2045	819
31,029	0.875%—01/15/2029	31,974
10,643	1.000%—02/15/2048-02/15/2049	10,778
		93,240
	U.S. Treasury Notes
16,800	1.375%—03/31/2020	16,644
21,000	1.750%—09/30/2022[11]	20,661
25,100	1.875%—07/31/2022[11]	24,814
94,000	2.000%—08/31/2021-12/31/2021[11]	93,463
68,200	2.250%—11/15/2024-08/15/2027[11]	67,356
27,900	2.625%—02/15/2029	28,191
		251,129
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $532,885)		526,931
TOTAL INVESTMENTS—172.2%
(Cost $3,248,751)		3,249,527
CASH AND OTHER ASSETS, LESS LIABILITIES—(72.2)%		(1,343,978)
TOTAL NET ASSETS—100.0%		$ 1,905,549

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 3 year (Short)	93	06/17/2019	AUD 10,595	$ (2)
Australian Government Bond Futures 10 year (Short)	828	06/17/2019	114,496	(1,299)
Canadian Government Bond Futures 10 year (Short)	189	06/19/2019	CAD 26,116	(278)
Euro-BTP Futures (Short)	1,032	06/06/2019	EUR 134,635	(4,525)
Euro-Bund Futures (Long)	591	06/06/2019	97,698	679
Euro-BUXL Bond Futures 30 year (Short)	125	06/06/2019	23,593	(911)
Euro-Oat Futures (Short)	704	06/06/2019	114,048	(3,018)
United Kingdom GILT Futures 90 day (Short)	119	06/26/2019	GBP 15,151	(8)
Eurodollar Futures-CME 90 day (Short)	805	06/15/2020	$ 196,742	(831)
Eurodollar Futures-CME 90 day (Short)	475	09/14/2020	116,173	(594)
Eurodollar Futures-CME 90 day (Short)	286	12/14/2020	69,956	(518)
U.S. Treasury Bond Futures 30 year (Short)	935	06/19/2019	137,883	(1,523)
U.S. Treasury Note Futures 5 year (Long)	4,015	06/28/2019	464,297	3,624
U.S. Treasury Note Futures 10 year (Long)	611	06/19/2019	75,564	72
Total Futures Contracts				$(9,132)

PURCHASED OPTIONS
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-BTP Futures Option (Call)	Eurex	EUR 159.00	05/24/2019	656	$ 8	$ 7
Euro-Bund Futures Option (Put)	Eurex	145.00	05/24/2019	505	6	6
Euro-OAT Futures Option (Call)	Eurex	175.00	05/24/2019	767	9	9
Total Purchased Options that Require Periodic Settlement of Variation Margin					$23	$22

Harbor Bond Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Federal National Mortgage Association Future 30 year (Put)	Goldman Sachs & Co. LLC	$ 78.00	05/06/2019	30,000,000	$ 2	$—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	69.00	05/06/2019	64,000,000	2	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	70.00	05/06/2019	168,000,000	7	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	72.00	05/06/2019	1,000,000	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	189.00	05/24/2019	18	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	190.00	05/24/2019	417	4	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	191.00	05/24/2019	492	4	1
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	107.00	05/24/2019	31	—	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	108.25	05/24/2019	2,414	21	2
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	108.50	05/24/2019	1,275	11	1
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	108.75	05/24/2019	121	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	138.00	05/24/2019	668	6	1
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	140.50	05/24/2019	1	—	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	141.00	05/24/2019	7	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	112.00	06/21/2019	173	2	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	114.00	06/21/2019	89	1	—
Total Purchased Options Not Settled Through Variation Margin					$ 61	$ 5
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.94%	12/12/2019	1,800,000	$ 86	$26
Total Purchased Options							$170	$53

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.949 [j]	03/12/2020	13,400,000	$ 114	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.687 [j]	04/07/2020	32,600,000	291	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	14,800,000	191	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.949 [j]	03/10/2020	5,100,000	38	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.011 [j]	10/13/2020	15,600,000	153	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	$ 19.90	06/27/2019	8,100,000	75	(34)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	19.93	06/11/2019	18,000,000	162	(43)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	HSBC Bank USA NA	19.65	06/06/2019	5,600,000	37	(19)
Total Written Options Not Settled Through Variation Margin					$1,061	$(96)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	Markit CDX North America Investment Grade	Sell	2.400%	09/18/2019	4,400,000	$ 7	$ —

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.750%	12/12/2019	7,800,000	$ 85	$ (15)
Total Written Swap Options Not Settled Through Variation Margin							$ 92	$ (15)
Total Written Options							$1,153	$(111)

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 24	ARS 1,053	05/14/2019	$ (1)
Goldman Sachs Bank USA	$ 1,035	AUD 1,448	05/03/2019	(14)
Goldman Sachs Bank USA	$ 3,024	AUD 4,297	05/03/2019	5
Citibank NA	AUD 2,601	$ 1,853	05/03/2019	19
JP Morgan Chase Bank NA	AUD 859	$ 610	05/03/2019	4
BNP Paribas SA	BRL 34,500	$ 9,076	10/02/2019	390
BNP Paribas SA	BRL 67,500	$ 17,611	01/03/2020	739
JP Morgan Chase Bank	BRL 18,800	$ 4,944	10/02/2019	211
Barclays Bank plc	$ 16,922	GBP 12,827	05/15/2019	(182)
Citibank NA	$ 7,925	GBP 14,854	05/15/2019	(234)
Goldman Sachs Bank USA	$ 25,287	GBP 19,237	05/15/2019	(181)
JP Morgan Chase Bank NA	$ 5,183	GBP 3,959	05/15/2019	(16)
Barclays Bank plc	GBP 23,508	$ 31,432	05/15/2019	752
BNP Paribas SA	GBP 6,489	$ 8,521	05/15/2019	52
JP Morgan Chase Bank NA	GBP 4,258	$ 5,611	05/15/2019	54
UBS AG	GBP 10,162	$ 13,163	05/15/2019	(99)
Barclays Bank plc	$ 17,078	CAD 23,024	05/03/2019	109
Citibank NA	CAD 2,179	$ 1,634	05/03/2019	7
HSBC Bank USA	CAD 10,777	$ 8,080	05/03/2019	35
JP Morgan Chase Bank NA	CAD 12,689	$ 9,539	05/03/2019	67
Barclays Bank plc	$ 4,146	EUR 6,533	05/15/2019	(78)
Citibank NA	$ 4,507	EUR 12,066	05/15/2019	(120)
Goldman Sachs Bank USA	$ 1,730	EUR 1,541	05/15/2019	1
JP Morgan Chase Bank NA	$ 9,560	EUR 8,492	05/03/2019	(33)
JP Morgan Chase Bank NA	$ 1,339	EUR 1,178	05/15/2019	(16)
Barclays Bank plc	EUR 1,547	$ 8,697	05/15/2019	101
BNP Paribas SA	EUR 1,101	$ 1,245	05/15/2019	9
Citibank NA	EUR 1,319	$ 10,533	05/15/2019	158
Citibank NA	EUR 1,737	$ 1,942	05/15/2019	(9)
JP Morgan Chase Bank NA	EUR 998	$ 39,152	05/15/2019	452
BNP Paribas SA	$ 139	INR 10,029	06/19/2019	4
Barclays Bank plc	$ 14,342	JPY 1,594,500	05/15/2019	(10)
Citibank NA	$ 5,453	JPY 605,100	05/15/2019	(14)
Goldman Sachs Bank USA	$ 16,274	JPY 1,787,300	05/15/2019	(208)
JP Morgan Chase Bank NA	$ 24,960	JPY 2,773,400	05/15/2019	(31)
Barclays Bank plc	JPY 1,870,000	$ 17,181	05/20/2019	365
BNP Paribas SA	JPY 6,080,000	$ 56,332	05/13/2019	1,691
BNP Paribas SA	JPY 2,332,000	$ 21,422	05/20/2019	452
Goldman Sachs Bank USA	JPY 1,248,000	$ 11,459	05/20/2019	236
JP Morgan Chase Bank NA	JPY 400,000	$ 3,645	05/15/2019	50
UBS AG	JPY 3,460,000	$ 31,809	05/09/2019	725
UBS AG	JPY 6,460,000	$ 58,774	06/03/2019	616
Citibank NA	$ 6,629	MXN 129,070	06/26/2019	116
Citibank NA	$ 6,143	MXN 120,738	08/14/2019	116
Citibank NA	MXN 109,109	$ 5,528	06/26/2019	(174)
HSBC Bank USA	MXN 19,961	$ 1,011	06/26/2019	(32)
HSBC Bank USA	MXN 10,768	$ 575	08/14/2019	(5)
NatWest Markets Plc	MXN 109,555	$ 5,512	08/14/2019	(168)
BNP Paribas SA	$ 129	RUB 8,441	08/15/2019	(1)
Société Générale	$ 127	RUB 8,441	05/15/2019	3
BNP Paribas SA	RUB 8,441	$ 131	05/15/2019	1

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA	TRY 752	$ 127	05/15/2019	$ 2
Total Forward Currency Contracts				$5,916

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	1.750%	Semi-annual	12/16/2046	CAD 1,900	$ 222	$ (25)	$ 247
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	1.000	Annual	06/19/2029	EUR 30,200	1,573	95	1,478
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	0.750	Annual	09/18/2029	91,900	1,824	807	1,017
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	1.501	Annual	07/04/2042	19,600	2,315	1	2,314
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	1.250	Annual	09/18/2049	7,200	282	54	228
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.250	Semi-annual	09/18/2024	GBP 39,300	(41)	106	(147)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	06/19/2029	7,800	(129)	(61)	(68)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	09/18/2029	7,700	(107)	(55)	(52)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750	Semi-annual	06/19/2049	9,500	(783)	(660)	(123)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	09/18/2049	10,500	18	169	(151)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	JPY 11,580,000	(1,981)	(643)	(1,338)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	7,800,000	(1,343)	(485)	(858)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(380)	(113)	(267)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	(175)	73	(248)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	5,480,000	1,339	209	1,130
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(201)	—	(201)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	670,000	(199)	(50)	(149)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	2,120,000	(1,189)	44	(1,233)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(140)	—	(140)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.705	Semi-annual	10/31/2038	640,000	(302)	41	(343)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.785	Semi-annual	11/12/2038	320,000	(206)	1	(207)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	2,785,000	(1,580)	168	(1,748)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	1.000	Semi-annual	03/21/2048	240,000	(253)	(8)	(245)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 122,400	2,467	(2,780)	5,247
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.905	Semi-annual	08/22/2048	16,600	(609)	1,638	(2,247)

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.930%	Semi-annual	08/22/2048	$ 6,000	$ (252)	$ 637	$ (889)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.940	Semi-annual	08/22/2048	5,300	(234)	518	(752)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250	Semi-annual	06/20/2028	51,400	649	2,891	(2,242)
Centrally Cleared Interest Rate Swaps									(1,987)
Interest Rate Swaps									$(1,987)
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 29 Version 1 0.001%	Buy	1.000%	06/20/2023	0.440%	Quarterly	EUR 60,400	$(1,660)	$(1,070)	$(590)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000	06/20/2022	0.530	Quarterly	5,000	91	(244)	335
ICE Group	Markit CDX North America Investment Grade Index Series 32 0.001%	Sell	1.000	06/20/2024	0.580	Quarterly	$ 4,700	100	89	11
ICE Group	Ford Motor Company 4.346% due 12/08/2026	Sell	5.000	06/20/2023	1.400	Quarterly	2,100	304	313	(9)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2023	0.820	Quarterly	2,700	27	(119)	146
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	0.940	Quarterly	1,900	8	(6)	14
ICE Group	MBIA Inc. 6.625% due 10/01/2028	Sell	5.000	12/20/2019	0.490	Quarterly	7,000	244	(238)	482
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2021	0.290	Quarterly	6,900	139	2	137
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.310	Quarterly	8,000	85	128	(43)
Centrally Cleared Credit Default Swaps										$ 483
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Axa Equitable Holdings Inc. 3.900% due 04/20/2023	Sell	1.000%	06/20/2023	1.080%	Quarterly	$ 4,200	$(8)	$(114)	$106
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	0.330	Quarterly	400	2	(42)	44
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	03/20/2020	0.420	Quarterly	200	1	(37)	38

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000%	12/20/2019	0.330%	Quarterly	$ 2,100	$12	$(237)	$ 249
Over-the-Counter Credit Default Swaps										437
Credit Default Swaps										$ 920
Total Swaps										$(1,067)

FIXED INCOME INVESTMENTS SOLD SHORT — (0.5)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 9,000	Federal National Mortgage Association TBA[10] 6.000%—06/13/2049	$9,719	$(9,731)
REVERSE REPURCHASE AGREEMENTS — (12.3)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Bank of America	2.630%	04/29/2019	05/03/2019	$ 507	$ (507)
Bank of Montreal	2.570%	04/08/2019	05/08/2019	10,900	(10,900)
Bank of Nova Scotia	2.540 - 2.550%	04/03/2019 - 04/08/2019	07/02/2019 - 07/09/2019	91,425	(91,425)
JP Morgan Chase	2.630%	02/04/2019	05/06/2019	82,412	(82,412)
Royal Bank of Canada	2.600 - 2.640%	03/04/2019 - 04/16/2019	06/05/2019 - 07/22/2019	49,968	(49,968)
Total Reverse Repurchase Agreements				$235,212	$(235,212)
SALE-BUYBACK TRANSACTIONS — (6.3)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays Capital Inc.	1.000 - 2.625%	04/29/2019 - 04/30/2019	05/01/2019	$ 29,743	$ (29,811)
Morgan Stanley	2.250 - 4.375%	04/04/2019 - 04/16/2019	05/06/2019 - 07/12/2019	26,465	(26,947)
UBS Securities LLC	1.375 - 2.250%	04/22/2019 - 04/29/2019	07/09/2019 - 07/30/2019	62,444	(63,509)
Total Sale-Buyback Transactions				$ 118,652	$(120,267)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 189,654	$ —	$ 189,654
Bank Loan Obligations	—	—	5,192	5,192
Collateralized Mortgage Obligations	—	118,035	—	118,035
Corporate Bonds & Notes	—	964,528	—	964,528
Escrow	—	—	—	—
Foreign Government Obligations	—	259,858	—	259,858
Mortgage Pass-Through	—	1,180,169	—	1,180,169
Municipal Bonds	—	5,160	—	5,160
U.S. Government Obligations	—	526,931	—	526,931
Total Investments in Securities	$ —	$3,244,335	$5,192	$3,249,527
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 7,542	$ —	$ 7,542
Futures Contracts	4,375	—	—	4,375
Purchased Options	27	26	—	53

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Swap Agreements	$ —	$ 13,223	$ —	$ 13,223
Total Financial Derivative Instruments - Assets	$ 4,402	$ 20,791	$ —	$ 25,193
Liability Category
Fixed Income Investments Sold Short	$ —	$ (9,731)	$ —	$ (9,731)
Reverse Repurchase Agreements	—	(235,212)	—	(235,212)
Sale-Buyback Transactions	—	(120,267)	—	(120,267)
Total Investments Sold Short and Secured Borrowings	$ —	$ (365,210)	$ —	$ (365,210)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (1,626)	$ —	$ (1,626)
Futures Contracts	(13,507)	—	—	(13,507)
Swap Agreements	—	(14,290)	—	(14,290)
Written Options	—	(111)	—	(111)
Total Financial Derivative Instruments - Liabilities	$(13,507)	$ (16,027)	$ —	$ (29,534)
Total Investments	$ (9,105)	$2,883,889	$5,192	$2,879,976
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Bank Loan Obligations	$5,185	$—	$—	$—	$—	$ 7	$—	$—	$5,192
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	1	—	—	—	—	(1)	—	—	—
	$5,186	$—	$—	$—	$—	$ 6	$—	$—	$5,192
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Bank Loan Obligations
Toyota Motor Credit Corp.
Revolver Term Out Loan	$ 5,192	Benchmark Pricing	Base Price Plus Spread	$ 99.85
Escrow
General Motors Co. Escrow	—	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
Mortgage Pass-Through
Federal Housing Authority Project	—	Benchmark Pricing	Base Price	$ 100.10
$ 5,192
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2019.
	Overnight and Continuous (000s)	Up to 30 Days (000s)	31-90 Days (000s)	Greater Than 90 Days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$ —	$93,819	$141,393	$ —	$235,212
Sale-Buyback Transactions
U.S. Treasury Obligations	$29,811	$ 3,316	$ 67,530	$19,610	$120,267
Total Secured Borrowings	$29,811	$97,135	$208,923	$19,610	$355,479

Harbor Bond Fund
Portfolio of Investments—Continued

*		Security in Default
1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Variable rate security; the stated rate represents the rate in effect at April 30, 2019.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $470,518 or 25% of net assets.
4		Step coupon security; the stated rate represents the rate in effect at April 30, 2019.
5		Floating rate security; the stated rate represents the rate in effect at April 30, 2019.
6		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
7		Perpetuity bond; the maturity date represents the next callable date.
8		MTN after the name of a security stands for Medium Term Note.
9		Zero coupon bond
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2019. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		At April 30, 2019, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $258,523 or 14% of net assets.
12		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j		Amount represents index value
w		Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Bank Loan Obligations	$ 14
	Escrow	(15)
	Mortgage Pass-Through	–
$ (1)
x		Fair valued in accordance with Harbor Funds Valuation Procedures.
ARS		Argentine Peso
AUD		Australian Dollar
BRL		Brazilian Real
GBP		British Pound
CAD		Canadian Dollar
EUR		Euro
INR		Indian Rupee
JPY		Japanese Yen
MXN		Mexican Peso
RUB		Russian Ruble
TRY		Turkish Lira
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah, Ph.D.
Since 2007
Stephen A. Rodosky
Since 2019
PIMCO has subadvised the Fund since 2005.
Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital.
Mihir P. Worah, Ph.D.

Stephen A. Rodosky

Management’s Discussion of
Fund Performance
MARKET REVIEW
Elevated volatility headlined much of the end of 2018 as concerns about slowing global growth and rising geopolitical uncertainty weighed on risk sentiment. U.S. stocks reversed their gains from earlier in 2018 and fell sharply over December alongside a broader global risk asset sell-off.
Most risk assets experienced challenging performance as risk sentiment waned. Equities globally ended 2018 lower and credit spreads widened while developed market yields fell. Commodities, particularly oil prices, experienced a sharp decline due to heightened concerns over an influx of supply and softening demand.
Central banks remained on course for diminished monetary support as the fundamental backdrop remained solid overall. The U.S. Federal Reserve (Fed) hiked for the fourth time in 2018, as expected, but lowered its expectations for rate increases in 2019. The European Central Bank (ECB) announced the end of its asset purchase program and reiterated its intention to leave rates unchanged through the summer of 2019. Other geopolitical developments – midterm elections and a government shutdown in the U.S., ongoing Brexit negotiations, and political as well as budgetary turmoil in the Eurozone – contributed to diminished investor appetites.
Following December’s steep sell-off, risk assets bounced back as dovish pivots from global central banks helped ease financial conditions and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, economic data continued to signal decelerating global growth.
Robust risk appetites reverberated across most risk assets – global equities surged higher, developed market yields fell, credit spreads tightened, and oil prices climbed – though not all retraced the extent of late 2018’s drawdowns.
Even as risk sentiment improved, fundamental data continued to indicate a slowdown in global growth. The Eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China (this in turn spurred stimulus measures from Chinese policymakers). Economic data in the U.S. were mixed, particularly with a temporary government shutdown, but labor and housing markets remained broadly robust.
Geopolitical developments were mixed: headlines highlighted continued political uncertainty surrounding Brexit, but also progress on a potential U.S.-China trade deal, though a full agreement remained elusive.
Global central banks signaled more accommodative stances as evidence grew of a deceleration in global economies. The Fed established a “patient” approach to policy – lowering both growth expectations and its rate hike outlook for 2019. Other central banks around the globe likewise struck more cautionary tones in the first quarter of 2019, further contributing to the broad-based rally in both risk assets as well as sovereign yields.
PEFORMANCE
Harbor Real Return Fund returned 4.65% (Retirement Class), 4.52% (Institutional Class), and 4.45% (Administrative Class) for the six months ended April 30, 2019, compared with the 4.60% return of the Bloomberg Barclays U.S. TIPS Index.
The following strategies helped returns over the six months ended April 30, 2019:
•	Long U.S. versus U.K. & Eurozone breakeven inflation (BEI) expectations, as U.S. inflation expectations sharply rebounded from weakness in the beginning of the period.
•	Select holdings in residential mortgage-backed securities
•	A tactical allocation to investment grade corporate credit particularly Banking and Financials

Harbor Real Return Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Real Return Fund
Retirement Class[1]	4.65%	2.83%	1.42%	3.56%
Institutional Class	4.52	2.75	1.41	3.56
Administrative Class	4.45	2.56	1.15	3.30
Comparative Index
Bloomberg Barclays U.S. TIPS	4.60%	3.10%	1.74%	3.64%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 1.07% (Net) and 1.29% (Gross) (Retirement Class); 1.15% (Net) and 1.37% (Gross) (Institutional Class); and 1.40% (Net) and 1.62% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies were negative or neutral for returns:
•	An underweight to nominal duration position overall on the back of a synchronized move lower in global interest rates.
OUTLOOK & STRATEGY
We would expect world GDP growth to slow to 2.5%‒3% this year from 3.3% in 2018. However, with China increasing stimulus and a trade deal between the U.S. and China in the making, we think there is a good chance that global growth will stabilize or even pick up moderately later this year. We expect inflation globally to fall to 1.5%−2% from 2.2% in 2018 due to continued below-target inflation in the U.S., Europe and Japan.
In the U.S., we continue to expect growth to slow to 2%–2.5% in 2019 from nearly 3% last year. Factors contributing to the deceleration include fading fiscal stimulus, the lagged effect of tighter monetary policy over the past few years, and headwinds from the China/global slowdown. We estimate that China’s easing will not filter through to U.S. growth until late 2019 or early 2020. Headline inflation looks set to drop to 1.5%−2% this year, while core Consumer Price Index (CPI) moves sideways. With growth slowing and inflation remaining below target, we believe the Fed is likely to keep rates unchanged in 2019.
For the Eurozone, we expect growth to slow to a trend-like pace of 0.75%–1.25% in 2019 from close to 2% in 2018, as weak global trade exerts significant downward pressure on the economy and Italy is in recession. An improvement in global trade conditions through this year should contribute to a gradual reacceleration. Reflecting firmer wage growth, we expect a moderate pickup in core inflation, which has been stuck at 1% for some time. In line with the ECB’s forward guidance, we expect policy rates to remain unchanged this year.
In the U.K., we expect real growth in the range of 1%–1.5% in 2019, modestly below trend, and we continue to think that a chaotic no-deal Brexit is a low-probability event. We see core Consumer Price Index (CPI) inflation stable at or close to the 2% target as import price pressures have faded and domestic price pressures remain subdued. In the event of a soft Brexit by midyear, a rate hike by the Bank of England in the second half of the year would appear likely.
Japan’s GDP growth is expected to be modest at 0.5%–1% in 2019, broadly unchanged from 0.7% in 2018. With core CPI inflation expected to dip into negative territory (due to temporary factors) around the middle of the year, we expect the Bank of Japan to keep its targets for short rates and the 10-year yield unchanged this year.
In China, we see growth slowing in 2019 to the middle of a 5.5%‒6.5% range from 6.6% in 2018, but stabilizing in the second half of the year as fiscal and monetary stimulus find some traction and a likely trade deal between the U.S. and China supports confidence.
With respect to portfolio strategy for the Fund:
•	We maintain an underweight position overall, primarily sourced in developed market countries with rich valuations such as the U.K., Japan, and select European countries.
•	We remain long U.S. versus U.K. & Eurozone breakeven inflation (BEI) expectations, given still attractive valuations in the U.S. and richness in U.K. and European markets.
•	Our spread sector exposures include positions in agency and non-agency mortgage-backed securities. We remain tactical in foreign currency markets with emphasis on select emerging markets currencies that offer attractive

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	98.2%
❷	Federal National Mortgage Association TBA	15.2%
❸	U.K. Gilt Inflation Linked	2.1%
❹	France Government Bond OAT	1.7%
❺	New Zealand Government Bond	1.5%
❻	French Republic Government Bond Oat	1.1%
❼	Lavender Trust	1.1%
❽	Navient Corp.	0.9%
❾	Australia Government Bond	0.8%
❿	Long Beach Mortgage Loan Trust	0.7%

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -38.6%)
Maturity Profile (% of investments)

Harbor Real Return Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—5.1%
Principal Amount		Value
	Countrywide Asset-Backed Certificates
	Series 2007-1A Cl. 1
$49	2.421% (1 Month USD Libor + 0.140) 07/25/2037[1]	$ 44
	Series 2006-19 Cl. 2A3
100	2.531% (1 Month USD Libor + 0.250) 03/25/2037[1]	95
	Series 2007-8 Cl. 1A1
226	2.667% (1 Month USD Libor + 0.190) 11/25/2037[1]	217
		356
	Credit-Based Asset Servicing & Securitization LLC
	Series 2007-CB6 Cl. A3
169	2.697% (1 Month USD Libor + 0.220) 07/25/2037[1,2]	113
	Crown Point CLO Ltd.[3]
	Series 2018-5A Cl. A
300	3.389% (3 Month USD Libor + 0.940) 07/17/2028[1,2]	298
	Evans Grove CLO Ltd.[3]
	Series 2018-1A Cl. A1
200	3.231% (3 Month USD Libor + 0.920) 05/28/2028[1,2]	199
	Figueroa CLO Ltd.[3]
	Series 2013-2A Cl. A1RR
100	3.188% (3 Month USD Libor + 0.850) 06/20/2027[1,2]	100
	Fremont Home Loan Trust
	Series 2006-C Cl. 1A1
23	2.416% (1 Month USD Libor + 0.135) 10/25/2036[1]	22
	GSAMP Trust
	Series 2004-WF Cl. M2
75	3.931% (1 Month USD Libor + 1.100) 10/25/2034[1]	73
	Home Equity Mortgage Loan Asset-Backed Trust
	Series 2007-A Cl. 1A
31	2.501% (1 Month USD Libor + 0.220) 04/25/2037[1]	24
	JMP Credit Advisors CLO IIIR Ltd.[3]
	Series 2014-1RA Cl. A
250	3.286% (3 Month USD Libor + 0.850) 01/17/2028[1,2]	248
	Legacy Mortgage Asset Trust
	Series 2019-GS3 Cl. 1
100	3.750%—04/25/2059[2,4]	100 [x]
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
265	2.581% (1 Month USD Libor + 0.300) 01/25/2036[1]	247
	Series 2006-7 Cl. 2A2
29	2.597% (1 Month USD Libor + 0.120) 08/25/2036[1]	15
	Series 2005-WL2 Cl. M2
333	3.016% (1 Month USD Libor + 0.490) 08/25/2035[1]	335
		597
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
178	2.521% (1 Month USD Libor + 0.240) 06/25/2036[1]	100
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
96	2.351% (1 Month USD Libor + 0.070) 10/25/2036[1]	59
	Morgan Stanley Mortgage Loan Trust
	Series 2006-15XS Cl. A6A
108	5.910%—11/25/2036[4]	47
	Mountain View CLO X Ltd.[3]
	Series 2015-10A Cl. AR
200	3.256% (3 Month USD Libor + 0.820) 10/13/2027[1,2]	199
	Navient Student Loan Trust
	Series 2016-7A Cl. A
144	3.437% (1 Month USD Libor + 1.150) 03/25/2066[1,2]	145
	Octagon Investment Partners XXIII Ltd.
	Series 2015-A1R Cl. 1A
260	3.286% (3 Month USD Libor + 0.855) 07/15/2027[1,2]	259
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Saxon Asset Securities Trust
	Series 2007-3 Cl. 1A
$52	2.787% (1 Month USD Libor + 0.310) 09/25/2047[1]	$ 50
	Series 2003-1 Cl. AF7
56	4.034%—06/25/2033[4]	57
		107
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	2.561% (1 Month USD Libor + 0.280) 05/25/2036[1]	195
	Series 2007-OPT1 Cl. 1A1
38	2.677% (1 Month USD Libor + 0.200) 06/25/2037[1]	29
		224
	TICP CLO III-2 Ltd.[3]
	Series 2018-3R Cl. A
250	3.309% (3 Month USD Libor + 0.840) 04/20/2028[1,2]	248
	Venture XII CLO Ltd.[3]
	Series 2012-12A Cl. ARP
250	3.111% (3 Month USD Libor + 0.800) 02/28/2026[1,2]	249
	Venture XVI CLO Ltd.[3]
	Series 2014-16A Cl. ARR
400	3.286% (3 Month USD Libor + 0.850) 01/15/2028[1,2]	398
	Volt LXII LLC
	Series 2017-NPL9 Cl. A1
61	3.125%—09/25/2047[2,4]	60
TOTAL ASSET-BACKED SECURITIES
(Cost $4,067)		4,225

COLLATERALIZED MORTGAGE OBLIGATIONS—2.3%
	Alliance Bancorp Trust
	Series 2007 Cl. OA1
63	2.521% (1 Month USD Libor + 0.240) 07/25/2037[1]	56
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2006-2 Cl. 3A2
17	4.144%—07/25/2036[1]	16
	Series 2005-12 Cl. 23A1
36	4.170%—02/25/2036[1]	34
		50
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
265	3.016% (1 Month USD Libor + 0.800) 08/25/2035[1,2]	250
	Series 2007-AR4 Cl. 1A1A
128	4.641%—03/25/2037[1]	126
		376
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
12	4.307%—04/20/2035[1]	12
	First Horizon Alternative Mortgage Securities Trust
	Series 2006-FA8 Cl. 1A7
10	6.000%—02/25/2037	8
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,088	6.250%—10/26/2036[2]	863
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
80	4.235%—06/25/2036[1]	82
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
47	2.681% (1 Month USD Libor + 0.400) 01/25/2046[1]	23

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Towd Point Mortgage Funding
		Series 2019-GR4A Cl. A1
GBP	300	1.855% (3 Month GBP Libor + 1.025) 10/20/2051[1,2]	$ 391
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2003-AR9 Cl. 2A
	$12	4.409%—09/25/2033[1]	13
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,753)			1,874

CORPORATE BONDS & NOTES—8.1%
AUTOMOBILES—0.5%
		Ford Motor Credit Co. LLC MTN[5]
EUR	400	0.122% (3 Month EUR Libor + 0.430) 05/14/2021[1]	442
BANKS—1.7%
		Bank of America Corp.
	$60	5.875% (3 Month USD Libor + 2.931) 03/15/2028[1,6]	62
		Deutsche Bank AG/New York
	500	4.250%—10/14/2021	501
		ING Bank NV MTN[5]
	100	2.625%—12/05/2022[2]	100
		Toronto Dominion Bank
	200	2.250%—03/15/2021[2]	199
		Unicredit SpA MTN[5]
	500	7.830%—12/04/2023[2]	561
			1,423
CAPITAL MARKETS—1.0%
		Goldman Sachs Group Inc.
	500	3.534% (3 Month USD Libor + 1.200) 09/15/2020[1]	506
		UBS AG
	300	2.907% (3 Month USD Libor + 0.580) 06/08/2020[1,2]	301
			807
CONSUMER FINANCE—1.2%
		FCE Bank plc MTN[5]
EUR	200	1.875%—06/24/2021	230
		Navient Corp. MTN[5]
	$740	4.949% (US CPI Urban Consumers + 2.250) 05/03/2019[1,7]	759
			989
DIVERSIFIED FINANCIAL SERVICES—0.1%
		BAT Capital Corp.
	100	3.283% (3 Month USD Libor + 0.590) 08/14/2020[1]	100
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
		AT&T Inc.
	100	3.071% (3 Month USD Libor + 0.750) 06/01/2021[1]	101
	100	5.150%—02/15/2050	105
			206
ELECTRIC UTILITIES—0.2%
		Nextera Energy Capital Holdings Inc.
	160	2.636% (3 Month USD Libor + 0.315) 09/03/2019[1]	160
GAS UTILITIES—0.1%
		Sempra Energy
	100	2.784% (3 Month USD Libor + 0.450) 03/15/2021[1]	99
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.3%
		Emera US Finance LP
	$200	2.700%—06/15/2021	$ 199
INTERACTIVE MEDIA & SERVICES—0.1%
		eBay Inc.
	100	2.750%—01/30/2023	99
OIL, GAS & CONSUMABLE FUELS—0.9%
		Dominion Energy Gas Holdings LLC
	100	2.934% (3 Month USD Libor + 0.600) 06/15/2021[1]	100
		Enbridge Inc.
	100	2.814% (3 Month USD Libor + 0.400) 01/10/2020[1]	100
		Petrobras Global Finance BV
	325	5.299%—01/27/2025	335
	200	7.375%—01/17/2027	223
			558
			758
THRIFTS & MORTGAGE FINANCE—0.3%
		Nationwide Building Society MTN[5]
GBP	200	6.875% (GBP Swap 5 Year + 4.880) 6/20/2019[1,6]	263
TRADING COMPANIES & DISTRIBUTORS—1.0%
		AerCap Ireland Capital Ltd.
	$300	4.625%—10/30/2020	307
		Aircastle Ltd.
	500	5.125%—03/15/2021	517
			824
WIRELESS TELECOMMUNICATION SERVICES—0.4%
		Sprint Corp.
	300	7.250%—09/15/2021	315
TOTAL CORPORATE BONDS & NOTES
(Cost $6,580)			6,684

FOREIGN GOVERNMENT OBLIGATIONS—8.9%
		Argentina Bonar Bonds
ARS	418	37.717% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000) 04/03/2022[1]	8
		Argentina Pom Politica Monetaria
	3,724	42.819% (Argentina Blended Historical Policy Rate) 06/21/2020[1]	91
		Argentine Republic Government International Bond
	$80	5.875%—01/11/2028	56
	210	6.875%—01/26/2027	151
			207
		Australia Government Bond
AUD	400	1.250%—02/21/2022[7]	332
	360	3.000%—09/20/2025[7]	368
			700
		Canadian Government Real Return Bond
CAD	306	4.250%—12/01/2026[7]	301
		France Government Bond OAT
EUR	110	1.850%—07/25/2027[7]	155
	1,004	2.250%—07/25/2020[7]	1,193
			1,348
		French Republic Government Bond OAT
	677	2.100%—07/25/2023[7]	876

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		Italy Buoni Poliennali del Tesoro
EUR	165	2.350%—09/15/2024[2,7]	$ 200
		Japanese Government CPI Linked Bond[7]
JPY	40,225	0.100%—03/10/2028	375
		Mexican Bonos
MXN	2,386	7.750%—05/29/2031	121
		New Zealand Government Bond
NZD	1,600	2.000%—09/20/2025[7]	1,247
		Peruvian Government International Bond
PEN	200	5.940%—02/12/2029[2]	64
		U.K. Gilt Inflation Linked[7]
GBP	956	0.125%—03/22/2026-11/22/2065	1,628
	41	0.750%—11/22/2047	104
			1,732
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $7,621)			7,270

MORTGAGE PASS-THROUGH—16.2%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$134	2.880% (1 Month USD Libor + 0.600) 12/15/2037[1]	135
		Federal National Mortgage Association REMIC[8]
	31	2.631% (1 Month USD Libor + 0.350) 07/25/2037[1]	31
	51	2.661% (1 Month USD Libor + 0.380) 07/25/2037[1]	51
	23	2.721% (1 Month USD Libor + 0.440) 05/25/2036[1]	23
			105
		Federal National Mortgage Association TBA[9]
	4,520	3.500%—06/13/2049	4,558
	7,700	4.000%—07/12/2042-06/13/2048	7,896
			12,454
		Government National Mortgage Association
	398	2.881% (1 Month USD Libor + 0.400) 02/20/2049[1]	397
	202	3.030% (12 Month USD Libor + 0.150) 08/20/2068[1]	199
			596
TOTAL MORTGAGE PASS-THROUGH
(Cost $13,295)			13,290

U.S. GOVERNMENT OBLIGATIONS—98.0%
Principal Amount
		U.S. Treasury Inflation Indexed Bonds[7]
	$3,423	0.125%—04/15/2021-07/15/2026	3,390
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
	$12,389	0.375%—07/15/2023-07/15/2027	$ 12,361
	1,023	0.500%—01/15/2028	1,019
	11,225	0.625%—07/15/2021-02/15/2043	11,319
	2,359	0.750%—07/15/2028-02/15/2045	2,291
	5,360	0.875%—01/15/2029-02/15/2047	5,446
	505	1.000%—02/15/2046-02/15/2048	512
	6,800	1.375%—02/15/2044	7,461
	150	1.750%—01/15/2028	165
	1,150	2.000%—01/15/2026	1,265
	834	2.125%—02/15/2040-02/15/2041	1,040
	23,867	2.375%—01/15/2025[10]	26,473
	3,183	2.375%—01/15/2027	3,629
	2,265	2.500%—01/15/2029	2,678
	397	3.375%—04/15/2032	534
	494	3.875%—04/15/2029	650
			80,233
		U.S. Treasury Notes
	300	2.750%—02/15/2024[10]	306
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $80,349)			80,539

SHORT-TERM INVESTMENTS—2.0%
BANKER'S ACCEPTANCE—0.3%
		Bank of Montreal
CAD	100	0.000%—06/03/2019[11]	74
		Royal Bank of Canada
	100	0.000%—05/31/2019[11]	75
		Toronto Dominion Bank
	100	0.000%—05/31/2019[11]	75
			224
REPURCHASE AGREEMENT—1.7%
	$1,400	Repurchase Agreement with Credit Suisse dated April 30, 2019 due May 01, 2019 at 2.780% collateralized by U.S. Treasury Notes (value $1,416)	1,400
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,624)			1,624
TOTAL INVESTMENTS—140.6%
(Cost $115,289)			115,506
CASH AND OTHER ASSETS, LESS LIABILITIES—(40.6)%			(33,365)
TOTAL NET ASSETS—100.0%			$ 82,141

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 3 year (Short)	5	06/17/2019	AUD 569	$ (3)
Australian Government Bond Futures 10 year (Short)	2	06/17/2019	276	(4)
Euro-BOBL Futures (Long)	29	06/06/2019	EUR 3,855	30
Euro-BTP Futures (Short)	15	06/06/2019	1,957	(52)
Euro-Bund Futures (Long)	56	06/06/2019	9,257	110
Euro-BUXL Bond Futures 30 year (Short)	11	06/06/2019	2,076	(80)
Euro-Oat Futures (Short)	30	06/06/2019	4,860	(78)
Euro-Schatz Futures (Short)	103	06/06/2019	11,528	(20)
United Kingdom GILT Futures 90 day (Short)	12	06/26/2019	GBP 1,528	(1)

Harbor Real Return Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Government Bond Futures 10 year (Long)	1	06/13/2019	JPY 152,730	$ 3
U.S. Treasury Bond Futures 30 year (Short)	11	06/19/2019	$ 1,622	(25)
U.S. Treasury Note Futures 2 year (Long)	16	06/28/2019	3,408	9
U.S. Treasury Note Futures 5 year (Short)	13	06/28/2019	1,503	(10)
U.S. Treasury Note Futures 10 year (Short)	16	06/19/2019	1,979	(3)
Ultra U.S. Treasury Bond Futures 10 year (Short)	32	06/19/2019	4,217	(49)
Ultra U.S. Treasury Bond Futures 30 year (Long)	8	06/19/2019	1,314	3
Total Futures Contracts				$(170)

PURCHASED OPTIONS
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-BOBL Futures Option (Put)	Eurex	EUR 128.00	05/24/2019	40	$—	$—
Euro-BTP Futures Option (Call)	Eurex	159.00	05/24/2019	19	—	—
Euro-Bund Futures Option (Put)	Eurex	144.00	05/24/2019	24	—	—
Euro-OAT Futures Option (Call)	Eurex	175.00	05/24/2019	12	—	—
Euro-Schatz Futures Option (Call)	Eurex	114.00	05/24/2019	97	2	1
Total Purchased Options that Require Periodic Settlement of Variation Margin					$ 2	$ 1
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	$ 192.00	05/24/2019	13	$—	$—
U.S. Treasury Note Option 2 year (Put)	Chicago Board of Trade	105.00	05/24/2019	6	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.25	05/24/2019	36	—	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	136.00	05/24/2019	8	—	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	140.00	05/24/2019	2	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	112.00	05/24/2019	1	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	113.50	05/24/2019	11	—	—
U.S. Ultra Treasury Bond Futures 30 year (Put)	Chicago Board of Trade	114.00	05/24/2019	3	—	—
Total Purchased Options Not Settled Through Variation Margin					$—	$—
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.250%	03/26/2020	8,200,000	$ 49	$ 39
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.250	03/27/2020	2,900,000	20	14
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.500	02/20/2020	5,500,000	24	39
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.500	02/21/2020	5,500,000	22	39
Total Purchased Swap Options Not Settled Through Variation Margin							$115	$131
Total Purchased Options							$117	$132

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-BOBL Futures Option (Call)	Eurex	EUR 132.75	05/24/2019	12	$ 3	$ (4)
Euro-BOBL Futures Option (Put)	Eurex	132.75	05/24/2019	12	3	(1)
Euro-Bund Futures Option (Call)	Eurex	166.00	05/24/2019	5	3	(2)
Euro-Bund Futures Option (Call)	Eurex	167.00	05/24/2019	8	4	(1)
Euro-Bund Futures Option (Put)	Eurex	162.50	05/24/2019	5	2	(1)
Euro-Bund Futures Option (Put)	Eurex	164.00	05/24/2019	5	2	—
Total Written Options that Require Periodic Settlement of Variation Margin					$17	$ (9)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	243.273 [j]	04/22/2024	4,000,000	$ 29	$—
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.172 [j]	05/16/2024	300,000	2	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.687 [j]	04/07/2020	3,500,000	31	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	500,000	7	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.812 [j]	03/24/2020	1,700,000	19	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	238.643 [j]	10/02/2020	1,000,000	19	(1)
Eurozone HICP Ex. Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.716 [j]	06/22/2035	400,000	18	(1)
USD ICE Swap Rate Index 30 year - Floor (Call)	Morgan Stanley Capital Services LLC	1.000 [j]	01/02/2020	5,500,000	5	(1)
Federal National Mortgage Association Future 30 year (Call)	JP Morgan Chase Bank NA	$ 99.88	06/06/2019	1,000,000	1	(1)
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	97.88	06/06/2019	1,000,000	1	(1)
Total Written Options Not Settled Through Variation Margin					$132	$ (5)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	Citibank NA	Markit CDX North America Investment Grade	Sell	1.100%	05/15/2019	200,000	$ —	$ —
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	Markit iTraxx Europe	Sell	2.400	09/18/2019	100,000	—	—
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	Markit CDX North America Investment Grade	Sell	2.400	09/18/2019	200,000	—	—
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.338	03/26/2020	1,700,000	23	(18)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.344	03/26/2020	1,700,000	26	(18)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.361	03/27/2020	1,100,000	18	(12)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.521	02/20/2020	2,400,000	25	(36)

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.527%	02/21/2020	2,300,000	$ 22	$ (35)
Total Written Swap Options Not Settled Through Variation Margin							$114	$(119)
Total Written Options							$263	$(133)

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA	$ 707	AUD 1,003	05/03/2019	$ —
Goldman Sachs Bank USA	AUD 996	$ 706	05/03/2019	4
HSBC Bank USA	AUD 1,003	$ 708	06/04/2019	—
JP Morgan Chase Bank NA	AUD 7	$ 5	05/03/2019	—
Citibank NA	$ 2,380	GBP 1,843	05/03/2019	25
BNP Paribas SA	GBP 1,596	$ 2,103	05/03/2019	22
Citibank NA	GBP 1,843	$ 2,384	06/04/2019	(24)
JP Morgan Chase Bank NA	GBP 247	$ 324	05/03/2019	2
Citibank NA	$ 634	CAD 853	05/03/2019	3
BNP Paribas SA	CAD 100	$ 75	06/03/2019	—
Citibank NA	CAD 853	$ 635	06/04/2019	(3)
JP Morgan Chase Bank NA	CAD 200	$ 149	05/31/2019	—
UBS AG	CAD 853	$ 636	05/03/2019	(1)
BNP Paribas SA	$ 116	COP 362,743	06/11/2019	(4)
Citibank NA	$ 235	COP 733,417	06/11/2019	(9)
Goldman Sachs Bank USA	$ 329	EUR 292	05/03/2019	(1)
UBS AG	$ 3,266	EUR 2,930	05/03/2019	21
JP Morgan Chase Bank NA	EUR 3,222	$ 3,627	05/03/2019	13
UBS AG	EUR 2,930	$ 3,275	06/04/2019	(22)
BNP Paribas SA	$ 413	IDR 5,914,172	06/19/2019	—
Citibank NA	$ 139	JPY 15,300	05/08/2019	(2)
HSBC Bank USA	$ 137	JPY 15,300	06/04/2019	1
HSBC Bank USA	JPY 15,300	$ 137	05/08/2019	(1)
Société Générale	JPY 59,400	$ 533	06/04/2019	(2)
Citibank NA	MXN 1,146	$ 58	06/26/2019	(2)
Goldman Sachs Bank USA	MXN 1,412	$ 75	05/15/2019	—
BNP Paribas SA	$ 1,254	NZD 1,885	05/03/2019	5
BNP Paribas SA	NZD 1,885	$ 1,254	06/04/2019	(5)
Citibank NA	NZD 1,701	$ 1,159	05/03/2019	23
Goldman Sachs Bank USA	NZD 184	$ 124	05/03/2019	1
Barclays Bank plc	$ 447	RUB 29,634	05/15/2019	11
BNP Paribas SA	$ 376	RUB 24,594	08/15/2019	(2)
BNP Paribas SA	RUB 24,594	$ 382	05/15/2019	2
Société Générale	RUB 5,040	$ 76	05/15/2019	(2)
Barclays Bank plc	SGD 123	$ 91	06/19/2019	—
JP Morgan Chase Bank NA	SGD 158	$ 117	06/19/2019	1
Goldman Sachs Bank USA	$ 207	ZAR 2,937	05/09/2019	(2)
Goldman Sachs Bank USA	KRW 424,810	$ 379	06/19/2019	14
BNP Paribas SA	TWD 12,861	$ 418	06/19/2019	2
Total Forward Currency Contracts				$ 68

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.066%	At maturity	02/15/2024	EUR 170	$ 1	$ —	$ 1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.168	At maturity	03/15/2024	700	4	1	3
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.620	At maturity	05/15/2028	350	16	—	16
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.796	At maturity	11/15/2038	130	11	—	11
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.808	At maturity	11/15/2038	100	9	—	9
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.945	At maturity	11/15/2048	60	8	—	8
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.950	At maturity	11/15/2048	70	9	—	9
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.160	At maturity	08/15/2020	20	—	—	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.345	At maturity	06/15/2021	200	(2)	—	(2)
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.000	At maturity	03/15/2024	700	—	—	—
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	09/18/2049	GBP 350	1	6	(5)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100	At maturity	06/15/2031	150	(16)	(18)	2
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.470	At maturity	09/15/2032	1,290	(12)	1	(13)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.500	At maturity	09/15/2033	40	—	—	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.579	At maturity	10/15/2033	20	—	—	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.358	At maturity	04/15/2035	200	(4)	(5)	1
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	JPY 148,670	(44)	(8)	(36)
CME Group	New Zeland 90 Day Bank Bill Futures Rate Agreement	Receive	3.250	Semi-annual	03/21/2028	NZD 600	(36)	2	(38)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semi-annual	12/20/2022	$ 1,400	4	2	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.678	Semi-annual	10/25/2023	1,000	15	—	15
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semi-annual	11/19/2023	1,000	22	—	22
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.681	Semi-annual	12/12/2023	1,000	22	—	22
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-annual	12/19/2023	800	11	(7)	18
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	03/16/2026	700	—	—	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/21/2026	1,700	8	(9)	17
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/27/2026	2,000	9	(8)	17
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.850	Semi-annual	07/27/2026	600	16	(1)	17
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.000	Semi-annual	07/27/2026	3,500	67	54	13
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	12/07/2026	100	—	1	(1)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.100	Semi-annual	04/17/2028	2,010	(42)	(6)	(36)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.765	Semi-annual	07/18/2028	500	(15)	6	(21)

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.134%	Semi-annual	09/13/2028	$ 1,900	$(39)	$ —	$(39)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.750	Semi-annual	12/20/2047	70	(1)	3	(4)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.500	Semi-annual	06/20/2048	90	4	11	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.951	Semi-annual	11/19/2048	100	(5)	—	(5)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.000	Semi-annual	12/19/2048	400	(26)	24	(50)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250	Semi-annual	06/20/2028	1,330	17	74	(57)
LCH Group	Federal Funds Effective Rate US	Receive	2.000	Annual	12/15/2047	300	27	(1)	28
LCH Group	Federal Funds Effective Rate US	Receive	2.428	Annual	12/20/2047	100	—	—	—
LCH Group	Federal Funds Effective Rate US	Receive	2.478	Annual	12/20/2047	223	(2)	—	(2)
LCH Group	Federal Funds Effective Rate US	Receive	2.499	Annual	12/20/2047	60	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.027	At maturity	11/23/2020	500	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.021	At maturity	11/25/2020	400	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.550	At maturity	07/26/2021	300	7	10	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.603	At maturity	09/12/2021	310	6	9	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At maturity	07/26/2026	300	(10)	(16)	6
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801	At maturity	09/12/2026	310	(8)	(14)	6
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At maturity	09/15/2026	200	(6)	(10)	4
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.180	At maturity	09/20/2027	170	1	—	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.150	At maturity	09/25/2027	200	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.156	At maturity	10/17/2027	400	1	—	1
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	1.000	At maturity	03/20/2020	6,400	9	—	9
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	1.000	At maturity	03/14/2021	1,600	3	—	3
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.069	At maturity	07/15/2022	200	—	—	—
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.210	At maturity	02/05/2023	950	(11)	—	(11)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.263	At maturity	04/27/2023	270	(5)	—	(5)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.263	At maturity	05/09/2023	140	(2)	—	(2)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.281	At maturity	05/10/2023	220	(5)	—	(5)
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.335	At maturity	02/05/2028	480	12	1	11
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.353	At maturity	05/09/2028	140	4	—	4
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.360	At maturity	05/09/2028	210	6	—	6
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.364	At maturity	05/10/2028	220	6	—	6

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.370%	At maturity	06/06/2028	$ 200	$ 6	$ —	$ 6
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.165	At maturity	04/16/2029	300	—	—	—
Centrally Cleared Interest Rate Swaps									$(52)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500%	At maturity	07/15/2022	$ 300	$(29)	$ 7	$ (36)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.788	At maturity	07/18/2026	1,100	(32)	—	(32)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At maturity	07/20/2026	1,200	(34)	—	(34)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/20/2026	100	(3)	—	(3)
Over-the-Counter Interest Rate Swaps									(105)
Interest Rate Swaps									$(157)
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Daimler AG 0.625% due 03/05/2020	Sell	1.000%	12/20/2020	0.240%	Quarterly	EUR 30	$ —	$ —	$ —
ICE Group	Markit CDX North America High Yield Index Series 31 0.001%	Buy	5.000	12/20/2023	2.920	Quarterly	$ 1,067	(96)	(61)	(35)
Centrally Cleared Credit Default Swaps										$(35)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Markit CMBX North America AAA Indices 0.001%	Sell	0.500%	10/17/2057	0.270%	Monthly	$ 100	$1	$(5)	$6
Goldman Sachs International	Markit CMBX North America AAA Indices 0.001%	Sell	0.500	09/17/2058	0.330	Monthly	100	1	(6)	7

Harbor Real Return Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	United Mexican States 4.150% due 03/28/2027	Buy	1.000%	12/20/2023	1.020%	Quarterly	$ 600	$—	$6	$ (6)
HSBC Bank USA NA	United Mexican States 4.150% due 03/28/2027	Buy	1.000	12/20/2023	1.020	Quarterly	200	—	2	(2)
Over-the-Counter Credit Default Swaps										5
Credit Default Swaps										$ (30)
Total Swaps										$(187)

FIXED INCOME INVESTMENTS SOLD SHORT — (2.4)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 2,000	Federal National Mortgage Association TBA[9] 3.000%—06/13/2049	$1,969	$(1,975)
REVERSE REPURCHASE AGREEMENTS — (24.7)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Royal Bank of Canada	2.640%	03/04/2019	06/05/2019	$12,767	$(12,767)
Royal Bank of Scotland	2.590%	04/26/2019	05/02/2019	7,484	(7,484)
Total Reverse Repurchase Agreements				$20,251	$(20,251)
SALE-BUYBACK TRANSACTIONS — (3.0)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Morgan Stanley	0.375%	04/16/2019	07/12/2019	$2,376	$(2,459)
Total Sale-Buyback Transactions				$2,376	$(2,459)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 4,125	$100	$ 4,225
Collateralized Mortgage Obligations	—	1,874	—	1,874
Corporate Bonds & Notes	—	6,684	—	6,684
Foreign Government Obligations	—	7,270	—	7,270
Mortgage Pass-Through	—	13,290	—	13,290
U.S. Government Obligations	—	80,539	—	80,539
Short-Term Investments
Banker’s Acceptance	—	224	—	224
Repurchase Agreement	—	1,400	—	1,400
Total Investments in Securities	$ —	$115,406	$100	$115,506
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 150	$ —	$ 150
Futures Contracts	155	—	—	155
Purchased Options	1	131	—	132
Swap Agreements	—	307	—	307
Total Financial Derivative Instruments - Assets	$156	$ 588	$ —	$ 744

Harbor Real Return Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Fixed Income Investments Sold Short	$ —	$ (1,975)	$ —	$ (1,975)
Reverse Repurchase Agreements	—	(20,251)	—	(20,251)
Sale-Buyback Transactions	—	(2,459)	—	(2,459)
Total Investments Sold Short and Secured Borrowings	$ —	$(24,685)	$ —	$(24,685)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (82)	$ —	$ (82)
Futures Contracts	(325)	—	—	(325)
Swap Agreements	—	(494)	—	(494)
Written Options	(9)	(124)	—	(133)
Total Financial Derivative Instruments - Liabilities	$(334)	$ (700)	$ —	$ (1,034)
Total Investments	$(178)	$ 90,609	100	$ 90,531
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2019.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2019[w] (000s)
Asset-Backed Securities	$—	$100	$—	$—	$—	$—	$—	$—	$100
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2019 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Asset-Backed Securities
Legacy Mortgage Asset Trust
Series 2019-GS3 Cl. 1	$100	Market Approach	Last Traded Price	$ 100.07
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2019.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$—	$7,484	$12,767	$—	$20,251
Sale-Buyback Transactions
U.S. Treasury Obligations	$—	$ —	$ 2,459	$—	$ 2,459
Total Secured Borrowings	$—	$7,484	$15,226	$—	$22,710

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Variable rate security; the stated rate represents the rate in effect at April 30, 2019.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2019, the aggregate value of these securities was $5,545 or 7% of net assets.
3	CLO after the name of a security stands for Collateralized Loan Obligation.
4	Step coupon security; the stated rate represents the rate in effect at April 30, 2019.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond; the maturity date represents the next callable date.
7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2019. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
10	At April 30, 2019, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $20,385 or 25% of net assets.
11	Zero coupon bond
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j	Amount represents index value
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2019 (000s)
	Asset-Backed Securities	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
ARS	Argentine Peso
AUD	Australian Dollar
GBP	British Pound
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevosol
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan Dollar
ZAR	South African Rand
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
Global economic growth decelerated in the six months ending April 30, 2019 with evidence of a slowdown in both emerging and advanced economies. The U.S. economy continued to expand at an above trend pace, though the economies of Europe and Japan slowed considerably. This pattern of a slowing global growth trend was an unwelcome sign for many central banks as they look to unwind post crisis-era stimulus measures. We believe that the stimulus burden will shift from monetary to fiscal policy across advanced economies as the impact of non-traditional central bank policy measures wanes.
In late 2018, the U.S. Federal Reserve (Fed) tightened monetary policy for the ninth time in the cycle. Volatility increased as markets began pricing the end to the tightening cycle. The persistent rally in risk assets stalled in the fourth quarter of 2018 with equity markets correcting and credit spreads widening across most sectors. Renegotiation of the U.S.-China trade policy by the Trump administration and global growth concerns contributed to the uncertainty in markets. Federal Reserve Chair Jerome Powell declared a formal pause in the tightening cycle as short term interest rates reached the low end of the estimated neutral range for monetary policy. In sharp contrast to previous expectations for further tightening, markets are currently forecasting a reduction in short term interest rates in late 2019.
Short-term U.S. Treasury Note yields declined from their peak during the six-month period as market sentiment abruptly shifted and investors began discounting an end to the policy normalization cycle. Intermediate yields declined more aggressively inverting the slope of the yield curve. Money market yields closely tracked monetary policy rates with yields hovering around 2.40% over the past six months. The steady increase in money market yields has been welcomed by investors who have endured low interest rates for nearly a decade. We believe that money market yields will stabilize at current levels through year end as Fed policy remains on hold.
PerformancE
For the six months ending April 30, 2019, the Harbor Money Market Fund returned 1.04% (Institutional Class) and 0.92% (Administrative Class), underperforming the return of the Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which returned 1.18%. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed tactically throughout the period between approximately 45 days and 30 days as expectations for monetary policy shifted dramatically.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2019
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	1.04%	1.88%	0.72%	0.42%
Administrative Class	0.92	1.69	0.68	0.40
Comparative Index
ICE BofAML U.S. 3-Month Treasury Bill	1.18%	2.18%	0.78%	0.45%

Current 7-day subsidized[a] SEC yield for period ended 04/30/2019:	Institutional Class: 2.14%	Administrative Class: 1.89%
Current 7-day unsubsidized[b] SEC yield for period ended 04/30/2019:	Institutional Class: 2.07%	Administrative Class: 1.82%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain stable throughout 2019 as the Fed assesses the evolution of the economic cycle. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.25% and that wage pressures will build throughout the year as incremental gains in the labor sector push the economy well through estimates of full employment. We also believe that personal consumption and business investment will continue to drive domestic growth.
The Fed may become challenged in defending its policy stance if inflation data falters. While by most measures, the Fed has achieved both of its dual mandate goals, short term yields are peaking well below previous cycles. We expect that the next tightening may occur in 2020 if the global growth trends resume but acknowledge that the cycle has reached the late stages. Rising growth rates and improving inflation data have supported asset valuations despite recent market volatility. We do not expect any changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility, though we do expect the Fed to end balance sheet reduction in late 2019, earlier than previously expected. We believe that the Fund will continue to benefit from tighter monetary policy, while the transparency of the Federal Open Market Committee will provide opportunities to tactically adjust the Fund’s duration profile as conditions evolve.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—April 30, 2019 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	68.3%
❷	Federal Home Loan Bank	22.3%
❸	Federal Home Loan Mortgage Corp.	4.7%
❹	Federal National Mortgage Association	4.6%

Total Investments (% of net assets)
(Excludes net cash of 0.1%)

Harbor Money Market Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—31.6%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$1,810	2.360%—05/01/2019	$ 1,810
5,500	2.383%—05/13/2019	5,496
2,800	2.390%—05/24/2019	2,796
6,750	2.395%—05/29/2019	6,737
16,200	2.400%—05/03/2019-05/22/2019	16,192
		33,031
	Federal Home Loan Mortgage Corp. Discount Notes
7,000	2.400%—05/13/2019	6,994
	Federal National Mortgage Association Discount Notes
6,800	2.390%—05/15/2019	6,794
TOTAL GOVERNMENT AGENCY DEBT
(Cost $46,819)		46,819

TREASURY DEBT—68.3%†
	U.S. Treasury Bills
10,100	2.357%—06/27/2019	10,062
TREASURY DEBT—Continued
Principal Amount		Value
$10,250	2.358%—06/13/2019	$ 10,221
7,700	2.360%—06/20/2019	7,675
10,000	2.363%—05/16/2019	9,990
14,150	2.364%—06/04/2019-07/11/2019	14,103
3,500	2.367%—05/07/2019	3,499
8,700	2.370%—05/28/2019	8,685
11,250	2.376%—07/05/2019	11,202
5,500	2.382%—05/09/2019	5,497
10,900	2.384%—05/23/2019	10,884
9,400	2.389%—06/06/2019	9,378
TOTAL TREASURY DEBT
(Cost $101,196)		101,196
TOTAL INVESTMENTS—99.9%
(Cost $148,015)		148,015
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		186
TOTAL NET ASSETS—100.0%		$148,201

FAIR VALUE MEASUREMENTS
All investments at April 30, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
StatementS of Assets and Liabilities—April 30, 2019 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Core Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$118,274	$494,454	$72,901	$81,853	$3,248,751	$115,289*	$148,015
Investments, at value	$123,715	$496,939	$73,489	$83,404	$3,249,527	$ 114,106	$148,015
Repurchase agreements	—	—	—	—	—	1,400	—
Due from broker	—	—	—	—	3,043	782	—
Cash	3,701	8,447	1,698	1,743	1,329	541	209
Foreign currency, at value (cost: $0,$0,$0,$0,$7,030,$342 and $0)	—	—	—	—	6,882	336	—
Receivables for:
Investments sold	167	4,743	655	—	1,170,712	18,672	—
Capital shares sold	132	427	—	1	626	5	139
Interest	398	7,507	1,155	527	14,807	425	—
Unrealized appreciation on open forward currency contracts	—	—	—	—	7,542	150	—
Unrealized appreciation on OTC swap agreements	—	—	—	—	437	13	—
Swap premiums paid on OTC swap agreements	—	—	—	—	—	3	—
Variation margin on options and futures contracts	—	—	—	—	10,839	172	—
Variation margin on centrally cleared swap agreements	—	—	—	—	1,125	13	—
Purchased options not settled through variation margin, at value (cost: $0,$0,$0,$0,$147,$115 and $0)	—	—	—	—	31	131	—
Options sold	—	—	—	—	—	23	—
Withholding tax	—	—	2	—	—	—	—
Prepaid registration fees	33	42	34	11	34	22	16
Prepaid fund insurance	1	4	—	1	9	1	1
Other assets	21	151	10	18	667	44	25
Total Assets	128,168	518,260	77,043	85,705	4,467,610	136,839	148,405
LIABILITIES
Payables for:
Due to broker	—	—	—	—	15,155	43	—
Investments purchased	9	4,261	1,272	1,246	2,166,715	29,355	—
Capital shares reacquired	13	244	—	—	1,040	3	131
Dividends to shareholders	—	—	—	—	—	—	1
Interest on reverse repurchase agreements	—	—	—	—	830	55	—
Investments sold short, at value (proceeds: $0,$0,$0,$0,$9,719,$1,969 and $0)	—	—	—	—	9,731	1,975	—
Written options not settled through variation margin, at value (premiums received: $0,$0,$0,$0,$1,153,$246 and $0)	—	—	—	—	111	124	—
Swap premiums received on OTC swap agreements	—	—	—	—	430	—	—
Unrealized depreciation on OTC swap agreements	—	—	—	—	—	113	—
Reverse repurchase agreements	—	—	—	—	235,212	20,251	—
Sale-buyback financing transactions	—	—	—	—	120,267	2,459	—
Variation margin on options and futures contracts	—	—	—	—	9,357	165	—
Unrealized depreciation on open forward currency contracts	—	—	—	—	1,626	82	—
Accrued expenses:
Management fees	62	216	37	24	713	33	22
12b-1 fees	—	4	—	—	7	—	1
Transfer agent fees	9	37	6	6	152	7	12
Trustees' fees and expenses	22	158	3	2	494	22	14
Other	13	54	3	7	221	11	23
Total Liabilities	128	4,974	1,321	1,285	2,562,061	54,698	204
NET ASSETS	$128,040	$513,286	$75,722	$84,420	$1,905,549	$ 82,141	$148,201
Net Assets Consist of:
Paid-in capital	$120,218	$592,672	$78,168	$82,740	$1,983,455	$ 115,346	$148,167
Total distributable earnings/(loss)	7,822	(79,386)	(2,446)	1,680	(77,906)	(33,205)	34
	$128,040	$513,286	$75,722	$84,420	$1,905,549	$ 82,141	$148,201

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Core Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 24,540	$ 93,671	$ 261	$ 5,820	$ 11,533	$ 258	N/A
Shares of beneficial interest[1]	2,286	9,525	27	570	1,010	28	N/A
Net asset value per share[2]	$ 10.72	$ 9.83	$ 9.64	$ 10.21	$ 11.42	$ 9.14	N/A
Institutional Class
Net assets	$101,473	$399,882	$75,354	$78,600	$1,860,176	$81,186	$145,644
Shares of beneficial interest[1]	9,447	40,670	7,820	7,700	162,712	8,876	145,644
Net asset value per share[2]	$ 10.74	$ 9.83	$ 9.64	$ 10.21	$ 11.43	$ 9.15	$ 1.00
Administrative Class
Net assets	$ 58	$ 869	$ 51	N/A	$ 33,840	$ 697	$ 2,557
Shares of beneficial interest[1]	5	88	5	N/A	2,957	76	2,557
Net asset value per share[2]	$ 10.71	$ 9.87	$ 9.64	N/A	$ 11.44	$ 9.15	$ 1.00
Investor Class
Net assets	$ 1,969	$ 18,864	$ 56	N/A	N/A	N/A	N/A
Shares of beneficial interest[1]	184	1,913	6	N/A	N/A	N/A	N/A
Net asset value per share[2]	$ 10.71	$ 9.86	$ 9.63	N/A	N/A	N/A	N/A

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Six Months Ended April 30, 2019 (Unaudited)

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Core Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 1,046	$ 19,721	$ 2,288	$1,208	$ 41,555	$ 870	$1,960
Consent fee income	2	14	3	—	—	—	—
Total Investment Income	1,048	19,735	2,291	1,208	41,555	870	1,960
Operating Expenses
Management fees	392	1,911	216	118	4,548	199	165
12b-1 fees:
Administrative Class	—	1	—	N/A	40	1	10
Investor Class	2	28	—	N/A	N/A	N/A	N/A
Shareholder communications	—	18	—	—	90	5	1
Custodian fees	7	22	3	6	149	29	13
Transfer agent fees:
Retirement Class	2	12	—	—	1	—	N/A
Institutional Class	44	192	33	30	865	38	73
Administrative Class	—	1	—	N/A	15	—	4
Investor Class	2	24	—	N/A	N/A	N/A	N/A
Professional fees	3	17	2	4	46	4	4
Trustees' fees and expenses	3	17	2	2	46	2	3
Registration fees	25	26	21	22	31	22	16
Miscellaneous	5	9	4	3	15	4	4
Expenses before interest expense	485	2,278	281	185	5,846	304	293
Interest expense	—	—	—	—	5,579	397	—
Total expenses	485	2,278	281	185	11,425	701	293
Management fees waived	(30)	(293)	—	—	(226)	—	(17)
Transfer agent fees waived	(2)	(8)	(1)	(1)	(28)	(1)	(2)
Other expenses reimbursed	—	—	(17)	(31)	(722)	(86)	(31)
Custodian fees reduction	—	(2)	—	—	(2)	—	(2)
Net expenses	453	1,975	263	153	10,447	614	241
Net Investment Income/(Loss)	595	17,760	2,028	1,055	31,108	256	1,719
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	2,872	(15,259)	(2,222)	135	32,952	(856)	—
Foreign currency transactions	—	—	—	—	362	144	—
Investments sold short	—	—	—	—	(541)	(77)	—
Swap agreements	—	—	—	—	4,849	(41)	—
Futures contracts	—	—	—	—	(19,598)	(287)	—
Purchased options	—	—	—	—	(167)	(1)	—
Written options	—	—	—	—	1,995	37	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,000	23,208	3,204	2,383	57,962	5,338	—
Forwards currency contracts	—	—	—	—	(2,306)	(86)	—
Investments sold short	—	—	—	—	(12)	(12)	—
Swap agreements	—	—	—	—	(5,086)	(424)	—
Futures contracts	—	—	—	—	(11,764)	(346)	—
Purchased options	—	—	—	—	(145)	15	—
Written options	—	—	—	—	92	7	—
Translations of assets and liabilities in foreign currencies	—	—	—	—	(104)	1	—
Net gain/(loss) on investment transactions	9,872	7,949	982	2,518	58,489	3,412	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,467	$ 25,709	$ 3,010	$3,573	$ 89,597	$3,668	$1,719
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017[a] through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 595	$ 1,044	$ 17,760	$ 57,979	$ 2,028	$ 3,506
Net realized gain/(loss) on investments	2,872	7,491	(15,259)	7,393	(2,222)	(1,192)
Change in net unrealized appreciation/(depreciation) of investments	7,000	(5,744)	23,208	(61,944)	3,204	(2,616)
Net increase/(decrease) in assets resulting from operations	10,467	2,791	25,709	3,428	3,010	(302)
Distributions to Shareholders
Retirement Class	(1,504)	(2,467)	(6,621)	(11,614)	(7)	(9)
Institutional Class	(5,534)	(8,137)	(13,175)	(47,842)	(2,159)	(2,970)
Administrative Class	(3)	(37)	(27)	(86)	(1)	(2)
Investor Class	(106)	(187)	(703)	(1,869)	(2)	(2)
Total distributions to shareholders	(7,147)	(10,828)	(20,526)	(61,411)	(2,169)	(2,983)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,970	14,401	(298,651)	(608,957)	3,167	74,999
Net increase/(decrease) in net assets	7,290	6,364	(293,468)	(666,940)	4,008	71,714
Net Assets
Beginning of period	120,750	114,386	806,754	1,473,694	71,714	—
End of period	$128,040	$120,750	$ 513,286	$ 806,754	$75,722	$71,714

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2018 through April 30, 2019	June 1, 2018[a] through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 1,055	$ 646	$ 31,108	$ 61,306	$ 256	$ 2,888	$ 1,719	$ 2,029
135	(228)	19,852	(35,461)	(1,081)	311	—	—
2,383	(832)	38,637	(60,429)	4,493	(4,561)	—	—
3,573	(414)	89,597	(34,584)	3,668	(1,362)	1,719	2,029

(73)	(18)	(146)	(69)	(5)	(9)	N/A	N/A
(937)	(445)	(32,167)	(71,173)	(1,163)	(4,024)	(1,644)	(1,999)
N/A	N/A	(510)	(953)	(9)	(47)	(75)	(30)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1,010)	(463)	(32,823)	(72,195)	(1,177)	(4,080)	(1,719)	(2,029)
26,547	56,187	(88,937)	(145,275)	(6,676)	(9,622)	16,289	(39,270)
29,110	55,310	(32,163)	(252,054)	(4,185)	(15,064)	16,289	(39,270)

55,310	—	1,937,712	2,189,766	86,326	101,390	131,912	171,182
$84,420	$55,310	$1,905,549	$1,937,712	$82,141	$ 86,326	$148,201	$131,912

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017[a] through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 86	$ 1,150	$ 9,697	$ 389,532	$ 62	$ 253
Net proceeds from redemption fees	—	—	4	12	—	—
Reinvested distributions	1,504	2,467	6,527	10,972	7	9
Cost of shares reacquired	(3,134)	(1,044)	(226,114)	(128,042)	(61)	(3)
Net increase/(decrease) in net assets	$ (1,544)	$ 2,573	$(209,886)	$ 272,474	$ 8	$ 259
Institutional Class
Net proceeds from sale of shares	$ 17,076	$ 32,066	$ 27,529	$ 106,617	$ 2,416	$73,824
Net proceeds from redemption fees	—	1	7	293	—	—
Reinvested distributions	5,461	7,984	12,931	38,689	2,159	2,970
Cost of shares reacquired	(17,079)	(27,880)	(115,939)	(1,017,400)	(1,419)	(2,162)
Net increase/(decrease) in net assets	$ 5,458	$ 12,171	$ (75,472)	$ (871,801)	$ 3,156	$74,632
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ 34	$ 173	$ —	$ 50
Net proceeds from redemption fees	—	—	—	1	—	—
Reinvested distributions	3	37	25	73	1	2
Cost of shares reacquired	—	(358)	(572)	(542)	—	—
Net increase/(decrease) in net assets	$ 3	$ (321)	$ (513)	$ (295)	$ 1	$ 52
Investor Class
Net proceeds from sale of shares	$ 272	$ 768	$ 2,713	$ 7,271	$ —	$ 54
Net proceeds from redemption fees	—	—	1	9	—	—
Reinvested distributions	106	187	694	1,847	2	2
Cost of shares reacquired	(325)	(977)	(16,188)	(18,462)	—	—
Net increase/(decrease) in net assets	$ 53	$ (22)	$ (12,780)	$ (9,335)	$ 2	$ 56

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2018 through April 30, 2019	June 1, 2018[a] through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 2,705	$ 3,069	$ 5,814	$ 7,107	$ 92	$ 397	N/A	N/A
—	—	—	—	—	—	N/A	N/A
56	18	145	69	5	8	N/A	N/A
(192)	—	(1,677)	(185)	(168)	(68)	N/A	N/A
$ 2,569	$ 3,087	$ 4,282	$ 6,991	$ (71)	$ 337	N/A	N/A

$25,557	$54,477	$ 127,072	$ 305,904	$ 6,842	$ 9,213	$ 196,873	$ 550,663
—	—	—	—	—	—	—	—
937	445	30,510	67,995	1,113	3,895	1,628	1,988
(2,516)	(1,822)	(252,594)	(528,432)	(14,548)	(22,355)	(182,683)	(592,462)
$23,978	$53,100	$ (95,012)	$(154,533)	$ (6,593)	$ (9,247)	$ 15,818	$ (39,811)

N/A	N/A	$ 4,488	$ 9,690	$ 6	$ 275	$ 19,517	$ 2,601
N/A	N/A	—	—	—	—	—	—
N/A	N/A	510	952	9	47	74	30
N/A	N/A	(3,205)	(8,375)	(27)	(1,034)	(19,120)	(2,090)
N/A	N/A	$ 1,793	$ 2,267	$ (12)	$ (712)	$ 471	$ 541

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017[a] through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	9	103	1,006	39,085	7	25
Shares issued due to reinvestment of distributions	156	239	687	1,119	1	1
Shares reacquired	(306)	(97)	(23,514)	(12,964)	(7)	—
Net increase/(decrease) in shares outstanding	$ (141)	$ 245	$(21,821)	$ 27,240	$ 1	$ 26
Institutional Class
Shares sold	1,664	3,011	2,867	10,670	255	7,401
Shares issued due to reinvestment of distributions	565	773	1,355	3,920	231	306
Shares reacquired	(1,701)	(2,619)	(12,110)	(101,838)	(151)	(222)
Net increase/(decrease) in shares outstanding	$ 528	$ 1,165	$ (7,888)	$ (87,248)	$ 335	$7,485
Administrative Class
Shares sold	—	—	3	17	—	5
Shares issued due to reinvestment of distributions	—	4	3	7	—	—
Shares reacquired	—	(34)	(59)	(54)	—	—
Net increase/(decrease) in shares outstanding	$ —	$ (30)	$ (53)	$ (30)	$ —	$ 5
Investor Class
Shares sold	27	73	280	725	—	6
Shares issued due to reinvestment of distributions	11	18	73	186	—	—
Shares reacquired	(32)	(92)	(1,690)	(1,836)	—	—
Net increase/(decrease) in shares outstanding	$ 6	$ (1)	$ (1,337)	$ (925)	$ —	$ 6

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2018 through April 30, 2019	June 1, 2018[a] through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

272	309	523	635	10	43	N/A	N/A
6	2	13	6	1	1	N/A	N/A
(19)	—	(150)	(17)	(19)	(8)	N/A	N/A
$ 259	$ 311	$ 386	$ 624	$ (8)	$ 36	N/A	N/A

2,548	5,447	11,303	26,978	768	1,000	196,873	550,663
93	45	2,736	6,008	127	424	1,628	1,988
(250)	(183)	(22,516)	(46,739)	(1,630)	(2,425)	(182,683)	(592,462)
$2,391	$5,309	$ (8,477)	$(13,753)	$ (735)	$(1,001)	$ 15,818	$ (39,811)

N/A	N/A	397	857	1	30	19,517	2,601
N/A	N/A	45	84	1	5	74	30
N/A	N/A	(286)	(739)	(3)	(113)	(19,120)	(2,090)
N/A	N/A	$ 156	$ 202	$ (1)	$ (78)	$ 471	$ 541

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Six Months Ended April 30, 2019 (Unaudited)

(All amounts in thousands)
Harbor Real Return Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 3,668
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Purchases of long-term securities	(144,738)
Proceeds from sales of long-term securities	163,679
Purchases of short-term portfolio investments, net	(825)
Decrease in receivable for investments sold	19,437
Decrease in interest receivable	83
Increase in swap premiums paid on OTC swap agreements	(3)
Increase in variation margin on options and futures contracts	76
Decrease in variation margin on swap agreements	104
Decrease in due to broker	(4,456)
Increase in due from broker	(262)
Increase in prepaid registration fees	(2)
Increase in prepaid fund insurance	(1)
Increase in other assets	(42)
Decrease in payable for investments purchased	(17,468)
Decrease in interest on reverse repurchase agreements	(24)
Decrease in investments sold short	(1,827)
Increase in premiums from written options not settled through variation margin	100
Decrease in swap premiums received	(4)
Decrease in management fees payable	(3)
Increase in transfer agent fees payable	1
Increase in Trustees' fees and expenses payable	2
Decrease in other liabilities	(5)
Net change in unrealized appreciation/(depreciation) on investments	(5,327)
Net change in unrealized appreciation/(depreciation) on forwards	86
Net change in unrealized appreciation/(depreciation) on OTC swaps	(23)
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(16)
Net realized loss on investments	789
Net realized loss on purchased options	1
Net amortization and earned inflation component ..	293
Net cash provided by operating activities	13,293
Cash flows from financing activities:
Proceeds from shares sold	6,944
Payment on shares redeemed	(14,793)
Cash dividends paid	(50)
Proceeds from reverse repurchase agreement transactions	182,875
Payments on reverse repurchase agreement transactions . . ..	(185,798)
Proceeds from sale-buyback financing transactions	24,032
Payments on sale-buyback financing transactions	(26,484)
Net cash used for financing activities	(13,274)
Net increase in cash and foreign currency	19
Cash and foreign currency:
Beginning of period	$ 858
End of period	877
Reinvestment of dividends	$ 1,127
Supplemental disclosure of cash flow information:
Interest paid during the period	$ 421
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.47	$ 11.27	$ 10.53	$ 9.78
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.10 [e]	0.14 [e]	0.08 [e]
Net realized and unrealized gains/(losses) on investments	0.82	0.19	0.78	0.75
Total from investment operations	0.87	0.29	0.92	0.83
Less Distributions
Dividends from net investment income	(0.13)	(0.09)	(0.18)	(0.08)
Distributions from net realized capital gains	(0.49)	(1.00)	—	—
Total distributions	(0.62)	(1.09)	(0.18)	(0.08)
Proceeds from redemption fees	— *	— *	— *	—
Net asset value end of period	10.72	10.47	11.27	10.53
Net assets end of period (000s)	$24,540	$25,412	$24,585	$2,215
Ratios and Supplemental Data (%)
Total return[b]	8.97% [c]	2.80%	8.81%	8.51% [c]
Ratio of total expenses to average net assets^	0.72 [d]	0.74	0.72	0.73 [d]
Ratio of net expenses to average net assets[a]	0.67 [d]	0.69	0.67	0.71 [d]
Ratio of net investment income to average net assets[a]	1.05 [d]	0.95	1.24	1.13 [d]
Portfolio turnover	23 [c]	94	102	102 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$10.44	$11.26	$10.53	$10.62	$11.19	$10.94
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [e]	0.07 [e]	0.10 [e]	0.09 [e]	0.12 [e]	0.13
Net realized and unrealized gains/(losses) on investments	0.82	0.17	0.77	0.20	(0.08)	0.41
Total from investment operations	0.86	0.24	0.87	0.29	0.04	0.54
Less Distributions
Dividends from net investment income	(0.10)	(0.06)	(0.14)	(0.19)	(0.19)	(0.18)
Distributions from net realized capital gains	(0.49)	(1.00)	—	(0.19)	(0.42)	(0.11)
Total distributions	(0.59)	(1.06)	(0.14)	(0.38)	(0.61)	(0.29)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.71	10.44	11.26	10.53	10.62	11.19
Net assets end of period (000s)	$ 58	$ 53	$ 395	$ 392	$ 376	$ 306
Ratios and Supplemental Data (%)
Total return[b]	8.88% [c]	2.27%	8.37%	2.96%	0.47%	4.97%
Ratio of total expenses to average net assets^	1.05 [d]	1.07	1.04	1.02	1.00	0.99
Ratio of net expenses to average net assets[a]	1.00 [d]	1.01	1.00	1.01	1.00	0.99
Ratio of net investment income to average net assets[a]	0.72 [d]	0.63	0.93	0.90	1.11	1.35
Portfolio turnover	23 [c]	94	102	102	81	54
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 10.48	$ 11.27	$ 10.53	$ 10.63	$ 11.20	$ 10.95

0.05 [e]	0.09 [e]	0.13 [e]	0.12 [e]	0.15 [e]	0.19
0.82	0.20	0.78	0.19	(0.08)	0.38
0.87	0.29	0.91	0.31	0.07	0.57

(0.12)	(0.08)	(0.17)	(0.22)	(0.22)	(0.21)
(0.49)	(1.00)	—	(0.19)	(0.42)	(0.11)
(0.61)	(1.08)	(0.17)	(0.41)	(0.64)	(0.32)
— *	— *	— *	— *	— *	— *
10.74	10.48	11.27	10.53	10.63	11.20
$101,473	$93,424	$87,391	$421,671	$373,421	$353,370

9.02% [c]	2.82%	8.74%	3.12%	0.72%	5.23%
0.80 [d]	0.82	0.79	0.77	0.75	0.74
0.75 [d]	0.76	0.76	0.76	0.75	0.74
0.97 [d]	0.88	1.18	1.15	1.37	1.58
23 [c]	94	102	102	81	54

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 10.45	$ 11.25	$ 10.52	$ 10.61	$ 11.18	$ 10.94

0.03 [e]	0.05 [e]	0.09 [e]	0.08 [e]	0.11 [e]	0.11
0.82	0.19	0.77	0.20	(0.08)	0.40
0.85	0.24	0.86	0.28	0.03	0.51

(0.10)	(0.04)	(0.13)	(0.18)	(0.18)	(0.16)
(0.49)	(1.00)	—	(0.19)	(0.42)	(0.11)
(0.59)	(1.04)	(0.13)	(0.37)	(0.60)	(0.27)
— *	— *	— *	— *	— *	— *
10.71	10.45	11.25	10.52	10.61	11.18
$ 1,969	$ 1,861	$ 2,015	$ 2,039	$ 1,861	$ 1,941

8.84% [c]	2.35%	8.26%	2.85%	0.35%	4.76%
1.17 [d]	1.19	1.16	1.14	1.12	1.11
1.12 [d]	1.13	1.12	1.13	1.12	1.11
0.60 [d]	0.51	0.81	0.77	1.00	1.24
23 [c]	94	102	102	81	54

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 9.69	$ 10.22	$ 10.00	$ 9.40
Income from Investment Operations
Net investment income/(loss)[a]	0.27 [e]	0.54 [e]	0.55 [e]	0.36 [e]
Net realized and unrealized gains/(losses) on investments	0.18	(0.49)	0.25	0.61
Total from investment operations	0.45	0.05	0.80	0.97
Less Distributions
Dividends from net investment income	(0.31)	(0.58)	(0.58)	(0.37)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.31)	(0.58)	(0.58)	(0.37)
Proceeds from redemption fees	— *	— *	— *	— *
Net asset value end of period	9.83	9.69	10.22	10.00
Net assets end of period (000s)	$93,671	$303,627	$41,975	$1,828
Ratios and Supplemental Data (%)
Total return[b]	4.81% [c]	0.54%	8.23%	10.49% [c]
Ratio of total expenses to average net assets^	0.65 [d]	0.61	0.65	0.66 [d]
Ratio of net expenses to average net assets[a]	0.55 [d]	0.53	0.61	0.61 [d]
Ratio of net investment income to average net assets[a]	5.66 [d]	5.50	5.44	5.38 [d]
Portfolio turnover	32 [c]	53	56	58 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 9.71	$10.25	$10.01	$10.02	$10.87	$11.21
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [e]	0.52 [e]	0.53 [e]	0.51 [e]	0.55 [e]	0.60
Net realized and unrealized gains/(losses) on investments	0.20	(0.51)	0.25	(0.02)	(0.67)	(0.08)
Total from investment operations	0.45	0.01	0.78	0.49	(0.12)	0.52
Less Distributions
Dividends from net investment income	(0.29)	(0.55)	(0.54)	(0.50)	(0.51)	(0.59)
Distributions from net realized capital gains	—	—	—	—	(0.22)	(0.27)
Total distributions	(0.29)	(0.55)	(0.54)	(0.50)	(0.73)	(0.86)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.87	9.71	10.25	10.01	10.02	10.87
Net assets end of period (000s)	$ 869	$1,374	$1,753	$4,631	$4,314	$4,773
Ratios and Supplemental Data (%)
Total return[b]	4.80% [c]	0.10%	7.98%	5.18%	(1.03)%	4.82%
Ratio of total expenses to average net assets^	0.98 [d]	0.94	0.97	0.95	0.94	0.93
Ratio of net expenses to average net assets[a]	0.88 [d]	0.86	0.92	0.91	0.90	0.89
Ratio of net investment income to average net assets[a]	5.31 [d]	5.18	5.20	5.20	5.26	5.18
Portfolio turnover	32 [c]	53	56	58	49	48
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 9.68	$ 10.21	$ 9.99	$ 10.00	$ 10.85	$ 11.19

0.27 [e]	0.54 [e]	0.55 [e]	0.53 [e]	0.57 [e]	0.60
0.19	(0.51)	0.24	(0.02)	(0.66)	(0.05)
0.46	0.03	0.79	0.51	(0.09)	0.55

(0.31)	(0.57)	(0.57)	(0.52)	(0.54)	(0.62)
—	—	—	—	(0.22)	(0.27)
(0.31)	(0.57)	(0.57)	(0.52)	(0.76)	(0.89)
— *	0.01	— *	— *	— *	— *
9.83	9.68	10.21	9.99	10.00	10.85
$399,882	$470,204	$1,387,213	$1,817,902	$1,460,808	$1,707,788

4.88% [c]	0.45%	8.16%	5.46%	(0.79)%	5.10%
0.73 [d]	0.69	0.72	0.70	0.69	0.68
0.63 [d]	0.62	0.67	0.66	0.65	0.64
5.55 [d]	5.40	5.43	5.43	5.51	5.43
32 [c]	53	56	58	49	48

Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 9.71	$ 10.24	$ 10.01	$ 10.02	$ 10.87	$ 11.21

0.25 [e]	0.50 [e]	0.52 [e]	0.49 [e]	0.53 [e]	0.59
0.19	(0.49)	0.24	(0.02)	(0.66)	(0.08)
0.44	0.01	0.76	0.47	(0.13)	0.51

(0.29)	(0.54)	(0.53)	(0.48)	(0.50)	(0.58)
—	—	—	—	(0.22)	(0.27)
(0.29)	(0.54)	(0.53)	(0.48)	(0.72)	(0.85)
— *	— *	— *	— *	— *	— *
9.86	9.71	10.24	10.01	10.02	10.87
$ 18,864	$ 31,549	$ 42,753	$ 87,155	$ 96,957	$ 100,194

4.65% [c]	0.08%	7.79%	5.02%	(1.15)%	4.70%
1.10 [d]	1.06	1.09	1.07	1.06	1.05
1.00 [d]	0.98	1.04	1.03	1.02	1.01
5.19 [d]	5.05	5.08	5.09	5.14	5.06
32 [c]	53	56	58	49	48

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD OPPORTUNITIES FUND
	Retirement Class		Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[h]	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[h]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 9.53	$10.00	$ 9.53	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.27 [e]	0.52 [e]	0.26 [e]	0.50 [e]
Net realized and unrealized gains/(losses) on investments	0.13	(0.57)	0.13	(0.56)
Total from investment operations	0.40	(0.05)	0.39	(0.06)
Less Distributions
Dividends from net investment income	(0.29)	(0.42)	(0.28)	(0.41)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.29)	(0.42)	(0.28)	(0.41)
Proceeds from redemption fees	—	— *	—	— *
Net asset value end of period	9.64	9.53	9.64	9.53
Net assets end of period (000s)	$ 261	$ 250	$75,354	$71,361
Ratios and Supplemental Data (%)
Total return[b]	4.29% [c]	(0.53)%	4.25% [c]	(0.59)%
Ratio of total expenses to average net assets^	0.70 [d]	0.92	0.78 [d]	1.00
Ratio of net expenses to average net assets[a]	0.65 [d]	0.65	0.73 [d]	0.73
Ratio of net investment income to average net assets[a]	5.73 [d]	5.29	5.64 [d]	5.12
Portfolio turnover	47 [c]	56	47 [c]	56
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class		Investor Class
6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[h]	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[h]
(Unaudited)		(Unaudited)
$ 9.53	$10.00	$ 9.53	$10.00

0.25 [e]	0.47 [e]	0.25 [e]	0.46 [e]
0.13	(0.55)	0.12	(0.55)
0.38	(0.08)	0.37	(0.09)

(0.27)	(0.39)	(0.27)	(0.38)
—	—	—	—
(0.27)	(0.39)	(0.27)	(0.38)
—	— *	—	— *
9.64	9.53	9.63	9.53
$ 51	$ 50	$ 56	$ 53

4.12% [c]	(0.82)%	3.95% [c]	(0.92)%
1.03 [d]	1.25	1.15 [d]	1.37
0.98 [d]	0.98	1.10 [d]	1.10
5.39 [d]	4.84	5.27 [d]	4.73
47 [c]	56	47 [c]	56

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[g]
	(Unaudited)
Net asset value beginning of period	$ 9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.16 [e]	0.12 [e]
Net realized and unrealized gains/(losses) on investments	0.36	(0.19)
Total from investment operations	0.52	(0.07)
Less Distributions
Dividends from net investment income	(0.15)	(0.09)
Distributions from net realized capital gains	—	—
Total distributions	(0.15)	(0.09)
Net asset value end of period	10.21	9.84
Net assets end of period (000s)	$5,820	$3,061
Ratios and Supplemental Data (%)
Total return[b]	5.35% [c]	(0.73)% [c]
Ratio of total expenses to average net assets^	0.46 [d]	0.77 [d]
Ratio of net expenses to average net assets[a]	0.37 [d]	0.37 [d]
Ratio of net investment income to average net assets[a]	3.12 [d]	2.98 [d]
Portfolio turnover	34 [c]	97 [c]
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[g]
(Unaudited)
$ 9.84	$ 10.00

0.15 [e]	0.12 [e]
0.37	(0.19)
0.52	(0.07)

(0.15)	(0.09)
—	—
(0.15)	(0.09)
10.21	9.84
$78,600	$52,249

5.31% [c]	(0.75)% [c]
0.54 [d]	0.85 [d]
0.45 [d]	0.45 [d]
3.04 [d]	2.86 [d]
34 [c]	97 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[g]

	(Unaudited)
Net asset value beginning of period	$ 11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a]	0.19 [e]	0.16 [e]
Net realized and unrealized gains/(losses) on investments	0.34	(0.16)
Total from investment operations	0.53	— *
Less Distributions
Dividends from net investment income	(0.20)	(0.19)
Distributions from net realized capital gains	—	—
Total distributions	(0.20)	(0.19)
Net asset value end of period	11.42	11.09
Net assets end of period (000s)	$11,533	$6,921
Ratios and Supplemental Data (%)
Total return[b]	4.80% [c]	0.01% [c]
Ratio of total expenses to average net assets^	1.04 [d]	1.16 [d]
Ratio of net expenses to average net assets[a]	0.94 [d]	1.06 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43 [d]	0.43 [d]
Ratio of net investment income to average net assets[a]	3.37 [d]	3.44 [d]
Portfolio turnover	329 [c]	674 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 11.11	$ 11.69	$ 11.89	$ 11.93	$ 12.28	$ 12.23
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.31 [e]	0.34 [e]	0.34 [e]	0.30 [e]	0.22
Net realized and unrealized gains/(losses) on investments	0.34	(0.53)	(0.05)	0.16	(0.16)	0.15
Total from investment operations	0.51	(0.22)	0.29	0.50	0.14	0.37
Less Distributions
Dividends from net investment income	(0.18)	(0.36)	(0.32)	(0.45)	(0.38)	(0.32)
Distributions from net realized capital gains	—	—	(0.17)	(0.09)	(0.11)	—
Total distributions	(0.18)	(0.36)	(0.49)	(0.54)	(0.49)	(0.32)
Net asset value end of period	11.44	11.11	11.69	11.89	11.93	12.28
Net assets end of period (000s)	$33,840	$31,111	$30,376	$37,887	$57,874	$102,591
Ratios and Supplemental Data (%)
Total return[b]	4.63% [c]	(1.88)%	2.56%	4.42%	1.13%	3.05%
Ratio of total expenses to average net assets^	1.41 [d]	1.16	0.88	0.85	0.83	0.81
Ratio of net expenses to average net assets[a]	1.31 [d]	1.06	0.79	0.78	0.77	0.79
Ratio of net expenses excluding interest expense to average net assets[a]	0.76 [d]	0.76	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets[a]	3.04 [d]	2.69	2.90	2.89	2.47	1.66
Portfolio turnover	329 [c]	674	654	592	586	439
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 11.10	$ 11.68	$ 11.88	$ 11.92	$ 12.28	$ 12.22

0.18 [e]	0.33 [e]	0.36 [e]	0.37 [e]	0.34 [e]	0.25
0.34	(0.52)	(0.04)	0.16	(0.18)	0.16
0.52	(0.19)	0.32	0.53	0.16	0.41

(0.19)	(0.39)	(0.35)	(0.48)	(0.41)	(0.35)
—	—	(0.17)	(0.09)	(0.11)	—
(0.19)	(0.39)	(0.52)	(0.57)	(0.52)	(0.35)
11.43	11.10	11.68	11.88	11.92	12.28
$1,860,176	$1,899,680	$2,159,390	$2,438,815	$2,874,705	$4,125,889

4.76% [c]	(1.63)%	2.82%	4.70%	1.32%	3.40%
1.18 [d]	0.90	0.63	0.60	0.58	0.56
1.08 [d]	0.80	0.54	0.53	0.52	0.54
0.51 [d]	0.51	0.51	0.51	0.52	0.54
3.29 [d]	2.93	3.15	3.16	2.80	1.90
329 [c]	674	654	592	586	439

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR REAL RETURN FUND
Retirement Class
	6-Month Period Ended April 30, 2019	Year Ended October 31, 2018[g]

(Unaudited)
Net asset value beginning of period	$ 8.87	$ 9.23
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	0.38	(0.28)
Total from investment operations	0.40	(0.15)
Less Distributions
Dividends from net investment income	(0.13)	(0.21)
Distributions from net realized capital gains	—	—
Total distributions	(0.13)	(0.21)
Net asset value end of period	9.14	8.87
Net assets end of period (000s)	$ 258	$ 322
Ratios and Supplemental Data (%)
Total return[b]	4.65% [c]	(1.64)% [c]
Ratio of total expenses to average net assets^	1.62 [d]	1.16 [d]
Ratio of net expenses to average net assets[a]	1.41 [d]	0.96 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.44 [d]	0.44 [d]
Ratio of net investment income to average net assets[a]	0.48 [d]	3.45 [d]
Portfolio turnover	144 [c]	519 [c]

	Administrative Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.88	$ 9.42	$ 9.46	$ 9.15	$10.17	$10.41
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.25 [e]	0.21 [e]	0.13 [e]	0.08 [e]	0.21
Net realized and unrealized gains/(losses) on investments	0.37	(0.42)	(0.15)	0.34	(0.42)	(0.03)
Total from investment operations	0.39	(0.17)	0.06	0.47	(0.34)	0.18
Less Distributions
Dividends from net investment income	(0.12)	(0.37)	(0.10)	(0.16)	(0.68)	(0.02)
Distributions from net realized capital gains	—	—	—	—	—	(0.40)
Total distributions	(0.12)	(0.37)	(0.10)	(0.16)	(0.68)	(0.42)
Net asset value end of period	9.15	8.88	9.42	9.46	9.15	10.17
Net assets end of period (000s)	$ 697	$ 688	$1,461	$2,492	$3,174	$3,481
Ratios and Supplemental Data (%)
Total return[b]	4.45% [c]	(1.86)%	0.62%	5.26%	(3.47)%	1.81%
Ratio of total expenses to average net assets^	1.94 [d]	1.56	1.26	1.12	1.02	0.88
Ratio of net expenses to average net assets[a]	1.73 [d]	1.37	1.10	0.98	0.93	0.87
Ratio of net expenses excluding interest expense to average net assets[a]	0.77 [d]	0.78	0.77	0.80	0.83	0.85
Ratio of net investment income to average net assets[a]	0.36 [d]	2.73	2.19	1.38	0.90	2.08
Portfolio turnover	144 [c]	519	758	611	531	427
See page 105 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 8.88	$ 9.42	$ 9.48	$ 9.15	$ 10.18	$ 10.41

0.03 [e]	0.28 [e]	0.23 [e]	0.15 [e]	0.10 [e]	0.40
0.37	(0.42)	(0.14)	0.35	(0.43)	(0.20)
0.40	(0.14)	0.09	0.50	(0.33)	0.20

(0.13)	(0.40)	(0.15)	(0.17)	(0.70)	(0.03)
—	—	—	—	—	(0.40)
(0.13)	(0.40)	(0.15)	(0.17)	(0.70)	(0.43)
9.15	8.88	9.42	9.48	9.15	10.18
$81,186	$85,316	$99,929	$108,890	$130,467	$169,969

4.52% [c]	(1.57)%	0.92%	5.55%	(3.32)%	2.07%
1.69 [d]	1.36	1.03	0.87	0.77	0.63
1.48 [d]	1.16	0.87	0.73	0.68	0.62
0.52 [d]	0.53	0.54	0.55	0.58	0.60
0.62 [d]	3.07	2.42	1.63	1.06	1.91
144 [c]	519	758	611	531	427

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.01 [e]	0.01 [e]	— *,e	— *,e	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—	—
Total from investment operations	0.01	0.01	0.01	— *	— *	— *
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	(0.01)	— *	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$145,644	$129,826	$169,637	$136,986	$176,781	$157,801
Ratios and Supplemental Data (%)
Total return[b]	1.04% [c]	1.44%	0.73%	0.30%	0.08%	0.06%
Ratio of total expenses to average net assets^	0.34 [d]	0.35	0.35	0.36	0.32	0.30
Ratio of net expenses to average net assets[a]	0.28 [d]	0.20	—	—	—	—
Ratio of net investment income to average net assets[a]	2.09 [d]	1.42	0.72	0.27	0.08	0.06

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period June 1, 2018 (inception) through October 31, 2018
h	For the period November 1, 2017 (inception) through October 31, 2018
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2019	Year Ended October 31,
	2018	2017	2016	2015	2014
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

0.01 [e]	0.01 [e]	0.01 [e]	— *,e	— *,e	— *
—	—	—	—	—	—
0.01	0.01	0.01	— *	— *	— *

(0.01)	(0.01)	(0.01)	— *	— *	— *
1.00	1.00	1.00	1.00	1.00	1.00
$2,557	$2,086	$1,545	$2,267	$1,727	$2,177

0.92% [c]	1.36%	0.73%	0.30%	0.08%	0.06%
0.59 [d]	0.60	0.60	0.61	0.57	0.55
0.53 [d]	0.29	—	—	—	—
1.84 [d]	1.36	0.70	0.28	0.07	0.06

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2019 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2019, the Trust consists of 33 separate portfolios. The portfolios covered by this report are: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the period, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the period, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of April 30, 2019, Harbor High-Yield Bond Fund did not have unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the period, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the period, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund invested in mortgage-related or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the period, Harbor Core Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund invested in U.S. government securities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Commitments and When-Issued Securities
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the six-month period, Harbor Bond Fund and Harbor Real Return Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding during the six-month period ended April 30, 2019 was $206,245,000 at a weighted average interest rate of 2.500% for the Harbor Bond Fund and $19,210,000 at a weighted average interest rate of 2.538% for the Harbor Real Return Fund. Average debt outstanding and average interest rate during the period is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to each Fund’s Portfolio of Investments schedule.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statement of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the period, Harbor Bond Fund and Harbor Real Return Fund entered into sale-buyback transactions. The average amount of borrowings outstanding during the six-month period ended April 30, 2019 was $56,666,000 at a weighted average interest rate of 2.542% for Harbor Bond Fund and $564,000 at a weighted average interest rate of 2.491% for Harbor Real Return Fund. Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged, if any, can be found subsequent to each Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their respective exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their respective exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2019 for Harbor Bond Fund and Harbor Real Return Fund was $45,808,000 and $234,000, respectively.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their respective exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. Each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the period, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period.
Harbor Bond Fund and Harbor Real Return Fund entered into secured financing transactions which resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
New Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods, however, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. At this time, management is evaluating the implications of these changes on the financial statements.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2019 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Covertible Securities Fund	$ —	$ 27,517	$ —	$ 31,247
Harbor High-Yield Bond Fund	—	201,752	—	501,398
Harbor High-Yield Opportunities Fund	—	41,737	—	38,139
Harbor Core Bond Fund	34,774	17,385	21,792	2,475
Harbor Bond Fund	10,159,346	293,501	10,187,658	404,630
Harbor Real Return Fund	138,658	6,080	161,739	1,940

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65% [a]	0.60%
Harbor High-Yield Bond Fund	0.60 [b]	0.51
Harbor High-Yield Opportunities Fund	0.60	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor Bond Fund	0.48 [c]	0.46
Harbor Real Return Fund	0.48	0.48
Harbor Money Market Fund	0.20 [d]	0.18

a	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 29, 2020.
b	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 29, 2020.
c	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 29, 2020.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2020.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the six-month period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor High-Yield Opportunities Fund	0.65%	0.73%	0.98%	1.10%	02/29/2020
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/29/2020
Harbor Bond Fund	0.43	0.51	0.76	N/A	02/29/2020
Harbor Real Return Fund	0.44	0.52	0.77	N/A	02/29/2020
Harbor Money Market Fund	N/A	0.28	0.53	N/A	02/29/2020
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	39,248	—	—	—	39,248	0.3%
Harbor High-Yield Bond Fund	54,175	—	—	—	54,175	0.1
Harbor High-Yield Opportunities Fund	10,147	5,363,689	5,356	5,348	5,384,540	68.5
Harbor Core Bond Fund	115,699	5,015,879	—	—	5,131,578	62.0
Harbor Bond Fund	45,997	—	—	—	45,997	0.0
Harbor Real Return Fund	6,578	—	—	—	6,578	0.1
Harbor Money Market Fund	—	65,272,581	26,024	—	65,298,605	44.1
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2019 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$—
Harbor High-Yield Bond Fund	12
Harbor High-Yield Opportunities Fund	—

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund	$ 118,274	$ 8,335	$ (2,894)	$ 5,441
Harbor High-Yield Bond Fund*	494,454	10,229	(7,735)	2,494
Harbor High-Yield Opportunities Fund*	72,901	1,400	(812)	588
Harbor Core Bond Fund*	81,853	1,575	(24)	1,551
Harbor Bond Fund*	3,263,935	74,905	(78,528)	(3,623)
Harbor Real Return Fund*	115,968	2,576	(2,515)	61
Harbor Money Market Fund	148,015	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2019, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2019, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 7,542	$ —	$ 7,542
Unrealized appreciation on OTC swap agreements[b]	—	—	437	437
Variation margin on centrally cleared swap agreements[a,b]	11,661	—	1,125	12,786
Variation margin on options and futures contracts (futures)[a]	4,375	—	—	4,375
Variation margin on options and futures contracts (options)[a]	22	—	—	22
Purchased options, at value	31	—	—	31
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(1,626)	$ —	$ (1,626)
Variation margin on centrally cleared swap agreements[a,b]	(13,648)	—	(642)	(14,290)
Variation margin on options and futures contracts (futures)[a]	(13,507)	—	—	(13,507)
Written options, at value	(15)	(96)	—	(111)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$150	$ —	$ 150
Unrealized appreciation on OTC swap agreements[b]	—	—	13	13
Variation margin on centrally cleared swap agreements[a,b]	294	—	—	294
Variation margin on options and futures contracts (futures)[a]	155	—	—	155
Variation margin on options and futures contracts (options)[a]	1	—	—	1
Purchased options, at value	131	—	—	131
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (82)	$ —	$ (82)
Unrealized depreciation on OTC swap agreements[b]	(105)	—	(8)	(113)
Variation margin on centrally cleared swap agreements[a,b]	(346)	—	(35)	(381)
Variation margin on options and futures contracts (futures)[a]	(325)	—	—	(325)
Variation margin on options and futures contracts (options)[a]	(9)	—	—	(9)
Written options, at value	(124)	—	—	(124)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
b	Net of premiums received of $430,000 for Harbor Bond Fund and net of premiums paid of $3,000 for Harbor Real Return Fund
Realized net gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2019, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$3,270	$ —	$ 3,270
Futures contracts	(19,598)	—	—	(19,598)
Purchased options	(158)	(9)	—	(167)
Written options	374	1,621	—	1,995
Swaps agreements	4,074		775	4,849
Net realized gain/(loss) on derivatives	$(15,308)	$4,882	$775	$ (9,651)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(2,306)	$ —	$ (2,306)
Futures contracts	(11,764)	—	—	(11,764)
Purchased options	(145)	—	—	(145)
Written options	115	(30)	7	92
Swaps agreements	(4,557)	—	(529)	(5,086)
Change in net unrealized appreciation/(depreciation) on derivatives	$(16,351)	$(2,336)	$(522)	$(19,209)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR REAL RETURN FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$209	$ —	$ 209
Futures contracts	(287)	—	—	(287)
Purchased options	(1)	—	—	(1)
Written options	35	2	—	37
Swaps agreements	(26)	—	(15)	(41)
Net realized gain/(loss) on derivatives	$(279)	$211	$(15)	$ (83)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(86)	$ —	$ (86)
Futures contracts	(346)	—	—	(346)
Purchased options	15	—	—	15
Written options	7	—	—	7
Swaps agreements	(377)	—	(47)	(424)
Change in net unrealized appreciation/(depreciation) on derivatives	$(701)	$(86)	$(47)	$(834)
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2019, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2019, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2019, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2019, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2019:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Bank of America	$ (507)	$ —	$ —	$ (507)	$ 507	$ —
Bank of Montreal	(10,900)	—	—	(10,900)	10,900	—
Bank of Nova Scotia	(91,425)	—	—	(91,425)	91,425	—
JP Morgan Chase	(82,412)	—	—	(82,412)	82,412	—
Royal Bank of Canada	(49,968)	—	—	(49,968)	49,968	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	(29,811)	—	(29,811)	—	(29,811)
JP Morgan Securities LLC	—	—	(9,731)	(9,731)	1,000	(8,731)
Morgan Stanley	—	(63,509)	—	(63,509)	—	(63,509)
UBS Securities LLC	—	(26,947)	—	(26,947)	30	(26,917)
Total Borrowings and Other Financing Transactions	$(235,212)	$(120,267)	$(9,731)
HARBOR REAL RETURN FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Royal Bank of Canada	$(12,767)	$ —	$ —	$(12,767)	$12,767	$ —
Royal Bank of Scotland	(7,484)	—	—	(7,484)	7,484	—
Master Securities Forward Transactions Agreements
Morgan Stanley Co Incorporated	—	(2,459)	(1,975)	(4,434)	—	(4,434)
Total Borrowings and Other Financing Transactions	$(20,251)	$(2,459)	$(1,975)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2019.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$1,327	$—	$ —	$1,327	$ (270)	$ —	$—	$ (270)	$1,057	$ (870)	$ 187
BNP Paribas SA	3,338	—	—	3,338	(2)	—	—	(2)	3,336	(3,336)	—
Citibank NA	416	—	106	522	(551)	—	—	(551)	(29)	29	—
Goldman Sachs Bank USA	242	26	—	268	(403)	(92)	—	(495)	(227)	227	—
Goldman Sachs International	—	—	44	44	—	—	—	—	44	—	44
HSBC Bank USA	37	—	—	37	(37)	—	—	(37)	—	—	—
HSBC Bank USA NA	—	—	38	38	—	(19)	—	(19)	19	(19)	—
JP Morgan Chase Bank	211	—	—	211	—	—	—	—	211	—	211
JP Morgan Chase Bank NA	627	—	249	876	(96)	—	—	(96)	780	(780)	—
NatWest Markets Plc	—	—	—	—	(168)	—	—	(168)	(168)	—	(168)
Société Générale	3	—	—	3	—	—	—	—	3	—	3

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR BOND FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
UBS AG	$1,341	$—	$ —	$1,341	$ (99)	$ —	$—	$ (99)	$1,242	$ —	$1,242
Total Over-the-Counter Exposure	$7,542	$ 26	$437	$8,005	$(1,626)	$(111)	$—	$(1,737)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 11	$ —	$—	$ 11	$ —	$ —	$ (6)	$ (6)	$ 5	$—	$ 5
BNP Paribas SA	31	—	—	31	(11)	—	—	(11)	20	—	20
Citibank NA	51	—	—	51	(40)	—	—	(40)	11	—	11
Deutsche Bank AG	—	—	—	—	—	—	(36)	(36)	(36)	—	(36)
Goldman Sachs Bank USA	19	—	—	19	(3)	(1)	—	(4)	15	—	15
Goldman Sachs International	—	—	13	13	—	—	—	—	13	—	13
HSBC Bank USA	1	—	—	1	(1)	—	—	(1)	—	—	—
HSBC Bank USA NA	—	—	—	—	—	—	(2)	(2)	(2)		(2)
JP Morgan Chase Bank NA	16	—	—	16	—	(3)	—	(3)	13	—	13
Morgan Stanley Capital Services LLC	—	131	—	131	—	(120)	(69)	(189)	(58)	—	(58)
Société Générale	—	—	—	—	(4)	—	—	(4)	(4)	—	(4)
UBS AG	21	—	—	21	(23)	—	—	(23)	(2)	—	(2)
Total Over-the-Counter Exposure	$150	$131	$ 13	$294	$(82)	$(124)	$(113)	$(319)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Convertible Securities Fund
Retirement Class	0.67%
Actual		$3.47	$1,000	$1,089.70
Hypothetical (5% return)		3.36	1,000	1,021.39
Institutional Class	0.75%
Actual		$3.89	$1,000	$1,090.23
Hypothetical (5% return)		3.76	1,000	1,020.98
Administrative Class	1.00%
Actual		$5.18	$1,000	$1,088.80
Hypothetical (5% return)		5.01	1,000	1,019.71
Investor Class	1.12%
Actual		$5.80	$1,000	$1,088.40
Hypothetical (5% return)		5.61	1,000	1,019.10

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor High-Yield Bond Fund
Retirement Class	0.55%
Actual		$2.80	$1,000	$1,048.10
Hypothetical (5% return)		2.76	1,000	1,022.00
Institutional Class	0.63%
Actual		$3.20	$1,000	$1,048.80
Hypothetical (5% return)		3.16	1,000	1,021.59
Administrative Class	0.88%
Actual		$4.46	$1,000	$1,048.00
Hypothetical (5% return)		4.41	1,000	1,020.32
Investor Class	1.00%
Actual		$5.08	$1,000	$1,046.50
Hypothetical (5% return)		5.01	1,000	1,019.71
Harbor High-Yield Opportunities Fund
Retirement Class	0.65%
Actual		$3.29	$1,000	$1,042.90
Hypothetical (5% return)		3.26	1,000	1,021.49
Institutional Class	0.73%
Actual		$3.70	$1,000	$1,042.50
Hypothetical (5% return)		3.66	1,000	1,021.08
Administrative Class	0.98%
Actual		$4.96	$1,000	$1,041.20
Hypothetical (5% return)		4.91	1,000	1,019.81
Investor Class	1.10%
Actual		$5.56	$1,000	$1,039.50
Hypothetical (5% return)		5.51	1,000	1,019.20
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.59	$1,000	$1,053.50
Hypothetical (5% return)		1.86	1,000	1,022.91
Institutional Class	0.45%
Actual		$1.94	$1,000	$1,053.10
Hypothetical (5% return)		2.26	1,000	1,022.51
Harbor Bond Fund
Retirement Class	0.94%
Actual		$4.03	$1,000	$1,048.00
Hypothetical (5% return)		4.71	1,000	1,015.31
Institutional Class	1.08%
Actual		$5.49	$1,000	$1,047.60
Hypothetical (5% return)		5.41	1,000	1,019.31
Administrative Class	1.31%
Actual		$6.65	$1,000	$1,046.30
Hypothetical (5% return)		6.56	1,000	1,018.14

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Real Return Fund
Retirement Class	1.41%
Actual		$6.05	$1,000	$1,046.50
Hypothetical (5% return)		7.05	1,000	1,010.58
Institutional Class	1.48%
Actual		$7.51	$1,000	$1,045.20
Hypothetical (5% return)		7.40	1,000	1,017.27
Administrative Class	1.73%
Actual		$8.77	$1,000	$1,044.50
Hypothetical (5% return)		8.65	1,000	1,016.00
Harbor Money Market Fund
Institutional Class	0.28%
Actual		$1.40	$1,000	$1,010.40
Hypothetical (5% return)		1.40	1,000	1,023.37
Administrative Class	0.53%
Actual		$2.64	$1,000	$1,009.20
Hypothetical (5% return)		2.66	1,000	1,022.10

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year. In 2019, the Funds filed a complete portfolio of investments for the first fiscal quarter on Form N-Q. Beginning with the third fiscal quarter of 2019, the Funds will file a complete portfolio of investments with the SEC on Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF the fixed income FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 15 and16, 2019 (the “Meeting”), the Board, including all of the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser” or “Harbor Capital”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund at meetings of the Board of Trustees held in 2018. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Convertible Securities Fund. The Trustees considered Harbor Convertible Securities Fund (inception date May 1, 2011), noting its underperformance relative to its Broadridge group and universe medians for the three- and five-year periods ended December 31, 2018 and its outperformance relative to its Broadridge group and universe medians for the one-year period ended December 31, 2018. The Fund’s one-, three- and five-year rolling returns as of December 31, 2018 ranked in the first, fourth and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the ICE Bank of America (“ICE BofA”) Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-, three-, and five-year periods ended December 31, 2018.
The Trustees considered the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $617 million in assets in this asset class, out of a firm-wide total of approximately $25.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was also below the group and universe medians. The Trustees also considered that the Fund’s existing contractual fee waiver arrangement will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor High-Yield Bond Fund. The Trustees considered Harbor High-Yield Bond Fund (inception date December 1, 2002), noting its underperformance relative to its Broadridge group and universe medians for each of the three- and five-year periods ended December 31, 2018 and its outperformance relative to its Broadridge group and universe medians for the one-year period ended December 31, 2018. The Fund’s one-, three- and five-year rolling returns as of December 31, 2018 ranked in the second, third and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had outperformed its primary benchmark, the ICE BofA Merrill Lynch U.S. Non-Distressed High Yield Index, for the one-year period and underperformed its benchmark indices for the three- and five-year periods ended December 31, 2018. The Trustees considered that the Fund’s subadviser, Shenkman Capital, utilizes a more conservative high yield bond investment strategy that often underperforms in periods when high-yield bonds are generally performing well.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $5 billion in assets in this asset class, out of a firm-wide total of approximately $25.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers, one of whom is the founder of the firm, in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $825 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class, however, was below the group and universe medians. The Trustees also considered that the Fund’s existing contractual fee waiver arrangement will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor High-Yield Opportunities Fund. The Trustees considered Harbor High-Yield Opportunities Fund (inception date November 1, 2017), noting its underperformance relative to its Broadridge group and universe medians for each of the one-year and since inception periods ended December 31, 2018. The Fund’s one-year and since inception rolling returns as of December 31, 2018 each ranked in the fourth quartile, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the ICE BofA Merrill Lynch U.S. High Yield Index, for the one-year and since inception periods ended December 31, 2018. The Trustees noted that the short time period since the Fund’s inception did not support drawing any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Crescent Capital Group LP (“Crescent Capital”) in managing assets generally and in the high-yield asset class specifically, noting that Crescent Capital managed approximately $2.7 billion in assets in this asset class, out of a firm-wide total of approximately $24.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was equal to the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group and universe medians. The Trustees also considered that the Fund’s existing contractual fee waiver/expense reimbursement arrangement will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Bond Fund. The Trustees considered Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s underperformance relative to its Broadridge group and universe medians for the three- and five-year periods ended December 31, 2018 and its outperformance relative to the Broadridge group and universe medians for the one-year period ended December 31, 2018. The Fund’s one-, three- and five-year rolling returns as of December 31, 2018 each ranked in the second quartile, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three- and five-year periods ended December 31, 2018 and underperformed its benchmark index for the one-year period ended December 31, 2018.
The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $140.7 billion in “total return” assets, out of a firm-wide total of approximately $1.66 trillion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.95 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Broadridge group median and above the universe median. The Trustees also considered that the Fund’s existing contractual fee waiver and expense reimbursement arrangements will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Real Return Fund. The Trustees considered Harbor Real Return Fund (inception date December 1, 2005), noting its underperformance relative to its Broadridge group median for the one-, three- and five-year periods ended December 31, 2018. The Fund outperformed its Broadridge universe median for the three- and five-year periods ended December 31, 2018 and underperformed its universe median for the one-year period ended December 31, 2018. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 were ranked in the fourth, second and second quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the three-year period ended December 31, 2018 and the Fund underperformed its benchmark for the one- and five-year periods ended December 31, 2018.
The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $42.9 billion in “real return” assets, out of a firm-wide total of approximately $1.66 trillion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, as well as the recent departure of one of the Fund’s portfolio managers and the addition of a portfolio manager to the Fund.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was also below the Broadridge universe and group medians. The Trustees also considered that the Fund’s existing contractual expense reimbursement arrangement will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in operating this Fund was negative.
Harbor Money Market Fund. The Trustees considered Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for each of the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2018 were ranked in the third, first and first quartiles, respectively. The Trustees considered the Fund’s performance record relative to its benchmark, the ICE BofA Merrill Lynch US 3-Month U.S. Treasury Bill Index, noting that the Fund had underperformed the benchmark for the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the Fund operates as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act.
The Trustees considered the expertise of BNP Paribas Asset Management USA, Inc. (“BNPP AM US”) in managing assets generally and in the short duration fixed income asset class specifically, noting that BNPP AM US managed approximately $11.95 billion of short duration assets, out of a firm-wide total of approximately $646.3 billion in assets under management (reflecting the assets of BNP Paribas Asset Management), as of September 31, 2018. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that the Fund’s existing contractual fee waiver and expense reimbursement arrangements will continue until at least February 29, 2020. The Trustees noted that Harbor Capital’s profitability in managing the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.FI.0419

Semi-Annual Report
April 30, 2019
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2015 Fund	HARGX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

Fees and Expenses Example	41
Additional Information
Proxy Voting	43
Householding	43
Quarterly Portfolio Disclosures	43
ADVISORY AGREEMENT APPROVALS	43
Benchmark Descriptions	47

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity and fixed income funds. In the fiscal half year ended April 30, 2019, most underlying Harbor funds posted positive returns.
In the closing months of 2018, investor concerns about a range of issues, including slowing growth and trade tensions between the U.S. and China, drove stocks markedly lower. U.S. equities rebounded strongly in the first quarter of 2019, in part due to the U.S. Federal Reserve (Fed) adopting a more accommodative stance. Better-than-expected economic and earnings numbers buoyed equities through the end of the period. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 9.71% for the fiscal half year.
International stock markets also rebounded in early 2019 from late-2018 losses, as investor concerns over Brexit, U.S.–China trade talks, and the Fed’s interest rate policy eased. The MSCI World (ND) Index, a measure of the global equity markets, posted a gain of 8.83% for the fiscal half year.
Domestic long-term fixed income markets were generally up for the fiscal half year ended April 30, 2019. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of investment-grade bonds, generated a return of 5.49% for the six-month period. High yield bonds outgained other fixed income market segments, as the ICE BofAML U.S. Non-Distressed High Yield Index returned 5.89%.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2019
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	9.71%	12.68%	11.20%	15.30%	10.17%
S&P 500 (large cap stocks)	9.76	13.49	11.63	15.32	10.15
Russell Midcap® (mid cap stocks)	11.65	10.69	9.75	15.65	11.41
Russell 2000® (small cap stocks)	6.06	4.61	8.63	14.10	9.41
Russell 3000® Growth (growth stocks)	11.81	16.61	14.17	16.83	10.05
Russell 3000® Value (value stocks)	7.61	8.58	8.17	13.69	9.91
International & Global
MSCI EAFE (ND)(foreign stocks)	7.45%	-3.22%	2.60%	7.95%	4.58%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.89	-7.88	5.27	11.49	N/A
MSCI World (ND)(global stocks)	8.83	6.48	7.31	11.58	6.82
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	9.12	-3.23	2.83	7.75	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	13.76	-5.04	4.04	7.50	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	5.89%	7.03%	5.03%	8.74%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	5.49	5.29	2.57	3.72	6.09%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	4.60	3.10	1.74	3.64	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.18	2.18	0.78	0.45	3.08
1

Change in market’s direction showed value of resilience
In the fourth calendar quarter of 2018, U.S. equities endured their worst quarterly performance in more than seven years, as concerns about interest rate increases, continuing trade tensions, and slowing global growth dampened investor sentiment. Some commentators speculated that the nearly 10-year-long bull market had reached its end.
But in the first quarter of 2019, such talk proved premature, as equities rebounded in the U.S. and globally. Anyone who pulled their money out of equities in December 2018, hoping to avoid further losses, may have missed out on the robust gains of early 2019.
Reacting emotionally to market movements, or trying to time when the market will rise or fall, can have a negative impact on the success of a long-term investment strategy. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
Harbor Funds offers a variety of equity and fixed income funds that can serve as the foundation of a diversified portfolio.
Thank you for investing with Harbor Funds.
June 28, 2019

Charles F. McCain
Chairman
2

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
The 2019 fiscal half year period began amid volatile market conditions due to angst over slowing economic growth and an uncertain political and monetary policy backdrop. Stock markets in the U.S. and abroad slowed in December before reversing and rallying to start the new year fueled by a general tone of optimism, with supportive central bank communication a frequently cited catalyst for the rebound. By April 30, 2019, indexes across equities and fixed income markets were solidly in the green, led by growth benchmarks, as well as by emerging markets stocks.
The Russell 3000® Index, representing U.S. large-, mid-, and small-cap stocks, posted a solid 9.71% gain for the period. Mid-cap stocks led large caps, with the stocks of small companies posting lower, but positive returns. As mentioned, growth again led value, and again by large margins. The S&P 500 Index of large cap stocks gained 9.76%, nearly matching the Russell 3000®. Despite a rebound in oil prices before the period’s end, Energy stocks were underwater for the six months ended April 30, 2019. Nevertheless, every other GICS sector gained ground. Real Estate led the pack, gaining nearly 14%.
Developed non-U.S. stocks shared in the rally, though they didn’t enjoy all of the upside, with the MSCI EAFE (ND) Index of developed market stocks advancing by 7.45%. All of the index’s sectors gained ground, as did its major countries. Information Technology was the leading sector, paced by East Asian hardware stocks. Turning to developed regions and countries, Europe led and Japan trailed. Emerging Markets stocks shined, with the MSCI Emerging Markets Index gaining 13.76%
Fixed income markets also registered solid gains. High yield bonds, as measured by the BofAML U.S. High Yield Index, rose by 5.55% and investment-grade bonds nearly kept up, with the Bloomberg Barclays U.S. Aggregate Bond Index rising by 5.49%. Treasury Inflation Protected Securities, as represented by the Bloomberg Barclays U.S. TIPS Index, were not left out, gaining 4.60%.
Performance
In this environment, each of the Harbor Target Retirement Funds delivered positive absolute performance. Consistent with their larger holdings in stock funds, the later-dated Target Funds posted higher returns than the earlier-dated Target Funds. See the table within this section for each of the Funds’ total returns. Each Fund also outperformed its Composite Index during the period. Returns for these indexes are included in a separate table in this section.
Several of the underlying equity funds delivered strong outperformance compared to their individual benchmarks during the period, driving the Target Funds’ excess returns versus the composite indexes. For instance, Harbor International Growth Fund gained 15.56%, outperforming its benchmark, the MSCI All-Country World Ex.-US (ND) Index, by 6.44% (the returns presented in this section are for the Institutional Class of each underlying Fund). International Growth’s showing was helped by strong performance from Naspers, a South African holding company, and Shopify, a Canadian e-commerce firm. Harbor Large Cap Value Fund was another meaningful contributor to performance, gaining 11.75% while its benchmark, the Russell 1000® Value Index, rose by 7.90%. Harbor Large Cap Value Fund’s results benefitted from strong performance from Microchip, a semiconductor maker, and Danaher, a diversified healthcare-oriented company.
While they also had positive returns, the underlying fixed income funds’ excess returns were negative for the period. Harbor Bond Fund gained 4.76%, which trailed the Bloomberg Barclays U.S. Aggregate Bond Index’s 5.49% return. The Fund was held back by certain interest rate strategies and exposure to non-agency mortgage backed securities. Harbor High-Yield Opportunities Fund’s Retirement Class lagged its benchmark, ICE BofAML U.S. High Yield Index by 1.26%. Weak selection in the Energy sector was the primary culprit.

3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Outlook
The rebound from the deep market declines in 2018’s fourth quarter was welcome. However, as the second half of the Funds’ fiscal year has begun, concerns over the unresolved U.S.-China trade picture’s impact on global growth have gripped markets, sending them lower again. It can be tempting to try to handicap how certain events may play out, and to adjust positioning accordingly. In our view a successful investment plan is built on maintaining a long-term perspective and constructing diversified portfolios. We believe that these elements, when effectively combined with the capabilities of the investment teams at the subadvisers of the underlying funds, may have the potential to tilt the odds of long-term success in the Funds’ favor.
HARBOR TARGET RETIREMENT FUNDS	Unannualized Total Return 6 Months Ended April 30, 2019
Harbor Target Retirement Income Fund	6.00%
Harbor Target Retirement 2015 Fund	5.93
Harbor Target Retirement 2020 Fund	6.90
Harbor Target Retirement 2025 Fund	8.01
Harbor Target Retirement 2030 Fund	8.31
Harbor Target Retirement 2035 Fund	9.21
Harbor Target Retirement 2040 Fund	9.83
Harbor Target Retirement 2045 Fund	10.18
Harbor Target Retirement 2050 Fund	10.90
Harbor Target Retirement 2055 Fund	11.46

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2019
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	5.49%
MSCI EAFE (ND) (foreign stocks)	7.45
Russell 3000® (entire U.S. stock market)	9.71

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Unannualized Total Return 6 Months Ended April 30, 2019
Composite Index Income	5.75%
Composite Index 2015	5.70
Composite Index 2020	6.38
Composite Index 2025	7.14
Composite Index 2030	7.47
Composite Index 2035	7.85
Composite Index 2040	8.24
Composite Index 2045	8.32
Composite Index 2050	8.66
Composite Index 2055	9.01
4

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2019
EQUITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [c]	Unsubsidized [d]		Net	Gross
Harbor Capital Appreciation Fund	13.44%	14.37%	15.36%	16.62%	11.91%	N/A	N/A	12/29/1987	0.66% [e]	0.71%
Harbor Strategic Growth Fund	12.56	14.42	11.79	N/A	14.47	N/A	N/A	11/01/2011 [f]	0.71 [g]	0.85
Harbor Mid Cap Growth Fund	21.76	23.35	13.45	16.19	5.78	N/A	N/A	11/01/2000	0.89	0.89
Harbor Small Cap Growth Fund	13.44	8.96	10.41	16.15	8.99	N/A	N/A	11/01/2000	0.88	0.88
Harbor Large Cap Value Fund	11.75	8.78	11.22	14.32	10.10	N/A	N/A	12/29/1987	0.69 [g]	0.73
Harbor Mid Cap Value Fund	6.39	-0.19	5.80	14.37	7.67	N/A	N/A	03/01/2002	0.84 [e]	0.88
Harbor Small Cap Value Fund	10.12	3.90	9.87	14.64	10.38	N/A	N/A	12/14/2001	0.88	0.88
Harbor International Fund	7.42	-7.44	-0.18	7.60	10.06	N/A	N/A	12/29/1987	0.77 [e,g]	0.89
Harbor Diversified International All Cap Fund	9.20	-2.26	N/A	N/A	5.18	N/A	N/A	11/02/2015	0.80 [e,g]	0.99
Harbor International Growth Fund	15.56	0.77	4.70	8.17	3.86	N/A	N/A	11/01/1993	0.85 [g]	0.90
Harbor Global Leaders Fund	16.79	18.65	11.18	15.68	17.51	N/A	N/A	03/01/2009	0.91 [g]	1.05
FIXED INCOME
Harbor High-Yield Bond Fund	4.88%	5.65%	3.74%	7.37%	6.81%	N/A	N/A	12/01/2002	0.61% [e]	0.70%
Harbor High-Yield Opportunities Fund	4.25	4.73	N/A	N/A	2.42	N/A	N/A	11/01/2017	0.73 [g]	1.01
Harbor Core Bond Fund	5.31	N/A	N/A	N/A	4.51	N/A	N/A	06/01/2018	0.45 [g]	0.54
Harbor Bond Fund	4.76	5.19	2.79	4.56	6.84	N/A	N/A	12/29/1987	0.80 [e,g]	0.91
Harbor Real Return Fund	4.52	2.75	1.41	3.56	3.65	N/A	N/A	12/01/2005	1.15 [g]	1.37
SHORT-TERM
Harbor Money Market Fund	1.04%	1.88%	0.72%	0.42%	3.13%	2.14%	2.07%	12/29/1987	0.28% [e,g]	0.36%

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Unannualized
c	Reflects reimbursements or waivers in effect during the period
d	Does not reflect reimbursements or waivers currently in effect
e	Reflects a contractual management fee waiver effective through February 29, 2020
f	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.
g	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2020
5

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF April 30, 2019
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	7%	6%	6%	5%	4%	3%	2%	1%	1%
Harbor Strategic Growth Fund	4	4	3	3	2	2	3	2	1	1
Harbor Mid Cap Growth Fund	6	6	5	5	4	4	3	2	1	1
Harbor Small Cap Growth Fund	5	5	5	4	4	3	3	2	1	1
Harbor Large Cap Value Fund	14	12	11	10	9	7	6	5	3	3
Harbor Mid Cap Value Fund	9	8	7	7	6	5	4	3	2	2
Harbor Small Cap Value Fund	7	6	6	5	4	4	3	2	1	1
Harbor International Fund	12	11	9	9	8	6	5	4	3	3
Harbor Diversified International All Cap Fund	11	10	9	9	7	6	5	4	3	3
Harbor International Growth Fund	12	11	9	9	8	6	6	4	3	3
Harbor Global Leaders Fund	5	4	4	3	3	3	2	2	1	1
Total Equity	93	84	74	70	60	50	43	32	20	20
Fixed Income
Harbor High-Yield Bond Fund	0%	0%	7%	7%	9%	11%	10%	9%	8%	8%
Harbor High-Yield Opportunities Fund	3	7	4	5	6	7	7	6	5	5
Harbor Core Bond Fund	0	3	5	9	10	12	20	23	26	26
Harbor Bond Fund	4	6	10	9	10	13	10	11	13	13
Harbor Real Return Fund	0	0	0	0	5	7	10	12	18	18
Total Fixed Income	7	16	26	30	40	50	57	61	70	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	7%	10%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
6

Harbor Target Retirement Income Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	6.00%	4.72%	3.59%	5.77%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index Income	5.75	4.86	3.57	5.55	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
7

Harbor Target Retirement Income Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—20.0%
Shares		Value
2,258	Harbor Capital Appreciation Fund	$ 171
8,001	Harbor Strategic Growth Fund	172
16,036	Harbor Mid Cap Growth Fund	175
12,251	Harbor Small Cap Growth Fund	157
25,940	Harbor Large Cap Value Fund	407
12,566	Harbor Mid Cap Value Fund	264
5,810	Harbor Small Cap Value Fund	193
8,910	Harbor International Fund	340
31,157	Harbor Diversified International All Cap Fund	340
21,679	Harbor International Growth Fund	340
4,992	Harbor Global Leaders Fund	145
TOTAL EQUITY FUNDS
(Cost $2,596)		2,704

FIXED INCOME FUNDS—70.0%
Shares		Value
107,726	Harbor High-Yield Bond Fund	$ 1,059
73,314	Harbor High-Yield Opportunities Fund	707
347,530	Harbor Core Bond Fund	3,548
155,192	Harbor Bond Fund	1,774
260,150	Harbor Real Return Fund	2,380
TOTAL FIXED INCOME FUNDS
(Cost $9,445)		9,468

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,351)
1,350,697	Harbor Money Market Fund	1,351
TOTAL INVESTMENTS—100.0%
(Cost $13,392)		13,523
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		2
TOTAL NET ASSETS—100.0%		$13,525

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 164	$ 58	$ (57)	$ (2)	$ 8	$ 15	$ —
Harbor Strategic Growth Fund	162	37	(43)	15	1	4	1
Harbor Mid Cap Growth Fund	169	73	(75)	(7)	15	27	—
Harbor Small Cap Growth Fund	148	73	(55)	(14)	5	29	—
Harbor Large Cap Value Fund	385	93	(108)	13	24	6	2
Harbor Mid Cap Value Fund	251	85	(71)	(6)	5	13	4
Harbor Small Cap Value Fund	183	68	(61)	(12)	15	16	1
Harbor International Fund	319	174	(56)	(70)	(27)	116	4
Harbor Diversified International All Cap Fund	319	62	(58)	15	2	9	4
Harbor International Growth Fund	323	62	(91)	29	17	—	2
Harbor Global Leaders Fund	137	28	(39)	9	10	3	—
Harbor High-Yield Bond Fund	983	196	(134)	11	3	—	33
Harbor High-Yield Opportunities Fund	655	133	(88)	12	(5)	—	20
Harbor Core Bond Fund	—	3,672	(188)	61	3	—	22
Harbor Bond Fund	4,913	578	(3,804)	334	(247)	—	69
Harbor Real Return Fund	2,194	468	(351)	119	(50)	—	31
Harbor Money Market Fund	1,256	267	(172)	—	—	—	13
Total	$12,561	$6,127	$(5,451)	$507	$(221)	$238	$206
8

Harbor Target Retirement 2015 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2015 Fund
Institutional Class	5.93%	4.54%	3.64%	6.89%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2015	5.70	4.74	3.67	6.69	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement 2015 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—20.0%
Shares		Value
704	Harbor Capital Appreciation Fund	$ 53
2,495	Harbor Strategic Growth Fund	54
5,000	Harbor Mid Cap Growth Fund	55
3,820	Harbor Small Cap Growth Fund	49
8,087	Harbor Large Cap Value Fund	127
3,918	Harbor Mid Cap Value Fund	82
1,812	Harbor Small Cap Value Fund	60
2,778	Harbor International Fund	106
9,715	Harbor Diversified International All Cap Fund	106
6,759	Harbor International Growth Fund	106
1,557	Harbor Global Leaders Fund	45
TOTAL EQUITY FUNDS
(Cost $814)		843

FIXED INCOME FUNDS—70.0%
Shares		Value
33,589	Harbor High-Yield Bond Fund	$ 330
22,859	Harbor High-Yield Opportunities Fund	221
108,357	Harbor Core Bond Fund	1,106
48,388	Harbor Bond Fund	553
81,115	Harbor Real Return Fund	742
TOTAL FIXED INCOME FUNDS
(Cost $2,937)		2,952

SHORT-TERM INVESTMENTS—10.0%
(Cost $421)
421,149	Harbor Money Market Fund	421
TOTAL INVESTMENTS—100.0%
(Cost $4,172)		4,216
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1
TOTAL NET ASSETS—100.0%		$4,217

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 70	$ 21	$ (41)	$ 1	$ 2	$ 6	$—
Harbor Strategic Growth Fund	69	13	(34)	5	1	2	—
Harbor Mid Cap Growth Fund	72	26	(46)	—	3	12	—
Harbor Small Cap Growth Fund	64	28	(38)	(3)	(2)	13	—
Harbor Large Cap Value Fund	164	31	(82)	(5)	19	2	1
Harbor Mid Cap Value Fund	107	31	(55)	(2)	1	6	2
Harbor Small Cap Value Fund	79	25	(45)	(7)	8	7	—
Harbor International Fund	136	69	(57)	(8)	(34)	49	2
Harbor Diversified International All Cap Fund	136	22	(59)	4	3	4	—
Harbor International Growth Fund	138	21	(70)	6	11	—	1
Harbor Global Leaders Fund	57	10	(30)	—	8	1	—
Harbor High-Yield Bond Fund	384	52	(112)	6	—	—	12
Harbor High-Yield Opportunities Fund	257	35	(74)	6	(3)	—	8
Harbor Core Bond Fund	—	1,378	(295)	19	4	—	8
Harbor Bond Fund	1,821	190	(1,491)	103	(70)	—	26
Harbor Real Return Fund	789	171	(243)	26	(1)	—	11
Harbor Money Market Fund	449	100	(128)	—	—	—	5
Total	$4,792	$2,223	$(2,900)	$151	$(50)	$102	$ 76
10

Harbor Target Retirement 2020 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	6.90%	4.81%	4.23%	7.66%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2020	6.38	5.03	4.27	7.45	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.71%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2020 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—32.1%
Shares		Value
6,676	Harbor Capital Appreciation Fund	$ 505
23,646	Harbor Strategic Growth Fund	507
49,795	Harbor Mid Cap Growth Fund	544
38,522	Harbor Small Cap Growth Fund	494
76,314	Harbor Large Cap Value Fund	1,198
37,681	Harbor Mid Cap Value Fund	791
17,920	Harbor Small Cap Value Fund	597
26,831	Harbor International Fund	1,023
93,584	Harbor Diversified International All Cap Fund	1,020
65,272	Harbor International Growth Fund	1,025
13,975	Harbor Global Leaders Fund	406
TOTAL EQUITY FUNDS
(Cost $7,818)		8,110

FIXED INCOME FUNDS—60.9%
Shares		Value
227,858	Harbor High-Yield Bond Fund	$ 2,240
154,913	Harbor High-Yield Opportunities Fund	1,493
556,826	Harbor Core Bond Fund	5,685
248,699	Harbor Bond Fund	2,843
342,947	Harbor Real Return Fund	3,138
TOTAL FIXED INCOME FUNDS
(Cost $15,342)		15,399

SHORT-TERM INVESTMENTS—7.0%
(Cost $1,767)
1,766,591	Harbor Money Market Fund	1,767
TOTAL INVESTMENTS—100.0%
(Cost $24,927)		25,276
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		3
TOTAL NET ASSETS—100.0%		$25,279

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 543	$ 154	$ (210)	$ (6)	$ 24	$ 49	$ 1
Harbor Strategic Growth Fund	537	90	(166)	44	2	13	2
Harbor Mid Cap Growth Fund	584	223	(283)	(26)	46	94	—
Harbor Small Cap Growth Fund	523	216	(207)	(43)	5	104	—
Harbor Large Cap Value Fund	1,274	214	(401)	30	81	20	6
Harbor Mid Cap Value Fund	843	202	(246)	(17)	9	46	14
Harbor Small Cap Value Fund	638	176	(220)	(42)	45	56	2
Harbor International Fund	1,079	472	(197)	(228)	(103)	390	16
Harbor Diversified International All Cap Fund	1,079	105	(213)	44	5	30	13
Harbor International Growth Fund	1,091	102	(312)	91	53	—	8
Harbor Global Leaders Fund	431	66	(147)	20	36	10	—
Harbor High-Yield Bond Fund	2,417	243	(453)	35	(2)	—	74
Harbor High-Yield Opportunities Fund	1,611	161	(294)	29	(14)	—	46
Harbor Core Bond Fund	—	5,927	(349)	103	4	—	35
Harbor Bond Fund	8,426	821	(6,551)	473	(326)	—	117
Harbor Real Return Fund	3,052	519	(528)	126	(31)	—	43
Harbor Money Market Fund	1,426	565	(224)	—	—	—	17
Total	$25,554	$10,256	$(11,001)	$ 633	$(166)	$812	$394
12

Harbor Target Retirement 2025 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	8.01%	5.33%	4.57%	8.32%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2025	7.14	5.35	4.63	8.19	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.74%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2025 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—42.7%
Shares		Value
7,112	Harbor Capital Appreciation Fund	$ 538
25,048	Harbor Strategic Growth Fund	537
54,462	Harbor Mid Cap Growth Fund	595
41,735	Harbor Small Cap Growth Fund	535
80,822	Harbor Large Cap Value Fund	1,269
39,763	Harbor Mid Cap Value Fund	835
19,087	Harbor Small Cap Value Fund	635
28,165	Harbor International Fund	1,074
98,269	Harbor Diversified International All Cap Fund	1,071
68,756	Harbor International Growth Fund	1,080
14,621	Harbor Global Leaders Fund	425
TOTAL EQUITY FUNDS
(Cost $8,418)		8,594

FIXED INCOME FUNDS—57.3%
Shares		Value
219,173	Harbor High-Yield Bond Fund	$ 2,154
149,060	Harbor High-Yield Opportunities Fund	1,437
389,770	Harbor Core Bond Fund	3,980
174,231	Harbor Bond Fund	1,991
213,505	Harbor Real Return Fund	1,954
TOTAL FIXED INCOME FUNDS
(Cost $11,505)		11,516
TOTAL INVESTMENTS—100.0%
(Cost $19,923)		20,110
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,110

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 471	$ 153	$ (110)	$ 15	$ 9	$ 42	$ 1
Harbor Strategic Growth Fund	464	93	(70)	48	2	11	1
Harbor Mid Cap Growth Fund	511	214	(161)	11	20	82	—
Harbor Small Cap Growth Fund	458	206	(106)	(21)	(2)	91	—
Harbor Large Cap Value Fund	1,100	243	(189)	71	44	18	6
Harbor Mid Cap Value Fund	732	220	(119)	(4)	6	40	12
Harbor Small Cap Value Fund	556	195	(128)	(6)	18	49	2
Harbor International Fund	935	505	(84)	(240)	(42)	341	14
Harbor Diversified International All Cap Fund	935	177	(92)	48	3	26	11
Harbor International Growth Fund	947	157	(167)	115	28	—	7
Harbor Global Leaders Fund	367	73	(69)	36	18	9	—
Harbor High-Yield Bond Fund	2,040	419	(335)	48	(18)	—	66
Harbor High-Yield Opportunities Fund	1,359	278	(214)	25	(11)	—	41
Harbor Core Bond Fund	—	4,010	(101)	70	1	—	24
Harbor Bond Fund	5,090	729	(3,921)	233	(140)	—	72
Harbor Real Return Fund	1,686	425	(213)	63	(7)	—	24
Total	$17,651	$8,097	$(6,079)	$ 512	$ (71)	$709	$281

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2030 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	8.31%	5.21%	4.88%	9.06%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2030	7.47	5.41	4.90	8.94	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2030 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—49.9%
Shares		Value
16,702	Harbor Capital Appreciation Fund	$ 1,263
33,615	Harbor Strategic Growth Fund	721
100,210	Harbor Mid Cap Growth Fund	1,094
77,452	Harbor Small Cap Growth Fund	993
149,391	Harbor Large Cap Value Fund	2,345
74,324	Harbor Mid Cap Value Fund	1,561
35,702	Harbor Small Cap Value Fund	1,188
52,597	Harbor International Fund	2,006
183,373	Harbor Diversified International All Cap Fund	1,999
128,643	Harbor International Growth Fund	2,020
26,802	Harbor Global Leaders Fund	779
TOTAL EQUITY FUNDS
(Cost $15,126)		15,969

FIXED INCOME FUNDS—50.1%
Shares		Value
350,016	Harbor High-Yield Bond Fund	$ 3,441
238,204	Harbor High-Yield Opportunities Fund	2,296
390,542	Harbor Core Bond Fund	3,987
349,036	Harbor Bond Fund	3,990
252,115	Harbor Real Return Fund	2,307
TOTAL FIXED INCOME FUNDS
(Cost $16,050)		16,021
TOTAL INVESTMENTS—100.0%
(Cost $31,176)		31,990
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$31,990

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,150	$ 334	$ (264)	$ 5	$ 38	$ 104	$ 2
Harbor Strategic Growth Fund	568	179	(90)	64	—	14	2
Harbor Mid Cap Growth Fund	942	347	(239)	5	39	152	—
Harbor Small Cap Growth Fund	847	379	(180)	(47)	(6)	170	—
Harbor Large Cap Value Fund	2,008	462	(326)	145	56	32	10
Harbor Mid Cap Value Fund	1,342	443	(220)	3	(7)	74	23
Harbor Small Cap Value Fund	1,021	364	(211)	(16)	30	91	4
Harbor International Fund	1,726	991	(178)	(403)	(130)	637	25
Harbor Diversified International All Cap Fund	1,725	379	(193)	88	—	49	21
Harbor International Growth Fund	1,745	272	(252)	232	23	—	13
Harbor Global Leaders Fund	669	130	(115)	76	19	15	—
Harbor High-Yield Bond Fund	3,116	655	(375)	53	(8)	—	103
Harbor High-Yield Opportunities Fund	2,076	438	(238)	34	(14)	—	64
Harbor Core Bond Fund	—	4,000	(83)	68	2	—	23
Harbor Bond Fund	7,081	975	(4,211)	373	(228)	—	105
Harbor Real Return Fund	1,957	504	(218)	70	(6)	—	27
Total	$27,973	$10,852	$(7,393)	$ 750	$(192)	$1,338	$422

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2035 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	9.21%	5.33%	5.39%	9.82%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2035	7.85	5.34	5.28	9.67	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2035 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—59.8%
Shares		Value
12,437	Harbor Capital Appreciation Fund	$ 941
22,000	Harbor Strategic Growth Fund	472
70,720	Harbor Mid Cap Growth Fund	772
54,827	Harbor Small Cap Growth Fund	703
106,029	Harbor Large Cap Value Fund	1,665
53,010	Harbor Mid Cap Value Fund	1,113
25,335	Harbor Small Cap Value Fund	844
37,711	Harbor International Fund	1,438
131,869	Harbor Diversified International All Cap Fund	1,437
91,760	Harbor International Growth Fund	1,441
19,147	Harbor Global Leaders Fund	556
TOTAL EQUITY FUNDS
(Cost $10,811)		11,382

FIXED INCOME FUNDS—40.2%
Shares		Value
177,302	Harbor High-Yield Bond Fund	$ 1,743
120,667	Harbor High-Yield Opportunities Fund	1,163
191,128	Harbor Core Bond Fund	1,951
170,692	Harbor Bond Fund	1,951
90,981	Harbor Real Return Fund	833
TOTAL FIXED INCOME FUNDS
(Cost $7,640)		7,641
TOTAL INVESTMENTS—100.0%
(Cost $18,451)		19,023
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$19,023

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 758	$ 260	$ (119)	$ 24	$ 18	$ 70	$ 1
Harbor Strategic Growth Fund	376	92	(39)	41	2	9	1
Harbor Mid Cap Growth Fund	626	266	(159)	8	31	102	—
Harbor Small Cap Growth Fund	553	291	(114)	(31)	4	114	—
Harbor Large Cap Value Fund	1,326	335	(144)	117	31	22	7
Harbor Mid Cap Value Fund	889	330	(111)	10	(5)	50	15
Harbor Small Cap Value Fund	668	270	(112)	—	18	61	3
Harbor International Fund	1,139	740	(89)	(299)	(53)	428	17
Harbor Diversified International All Cap Fund	1,140	322	(89)	64	—	33	14
Harbor International Growth Fund	1,150	226	(117)	174	8	—	9
Harbor Global Leaders Fund	444	91	(47)	59	9	10	—
Harbor High-Yield Bond Fund	1,403	463	(148)	30	(5)	—	49
Harbor High-Yield Opportunities Fund	936	306	(91)	17	(5)	—	31
Harbor Core Bond Fund	—	1,958	(40)	33	—	—	11
Harbor Bond Fund	3,113	771	(2,003)	145	(75)	—	48
Harbor Real Return Fund	603	274	(67)	25	(2)	—	9
Total	$15,124	$6,995	$(3,489)	$ 417	$(24)	$899	$215

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2040 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	9.83%	5.31%	5.95%	10.55%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2040	8.24	5.34	5.74	10.42	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2040 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—69.9%
Shares		Value
21,651	Harbor Capital Appreciation Fund	$ 1,638
38,289	Harbor Strategic Growth Fund	821
122,263	Harbor Mid Cap Growth Fund	1,335
94,395	Harbor Small Cap Growth Fund	1,210
185,052	Harbor Large Cap Value Fund	2,905
91,774	Harbor Mid Cap Value Fund	1,927
43,738	Harbor Small Cap Value Fund	1,456
65,153	Harbor International Fund	2,485
227,437	Harbor Diversified International All Cap Fund	2,479
158,966	Harbor International Growth Fund	2,496
33,712	Harbor Global Leaders Fund	980
TOTAL EQUITY FUNDS
(Cost $18,438)		19,732

FIXED INCOME FUNDS—30.1%
Shares		Value
210,483	Harbor High-Yield Bond Fund	$ 2,069
142,309	Harbor High-Yield Opportunities Fund	1,372
247,000	Harbor Core Bond Fund	2,522
220,793	Harbor Bond Fund	2,524
TOTAL FIXED INCOME FUNDS
(Cost $8,470)		8,487
TOTAL INVESTMENTS—100.0%
(Cost $26,908)		28,219
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$28,219

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,422	$ 341	$ (198)	$ 31	$ 42	$ 128	$ 3
Harbor Strategic Growth Fund	699	94	(46)	73	1	17	2
Harbor Mid Cap Growth Fund	1,159	364	(259)	38	33	185	—
Harbor Small Cap Growth Fund	1,030	383	(151)	(33)	(19)	204	—
Harbor Large Cap Value Fund	2,459	361	(172)	176	81	40	12
Harbor Mid Cap Value Fund	1,633	406	(114)	(42)	44	90	28
Harbor Small Cap Value Fund	1,234	336	(140)	(5)	31	110	5
Harbor International Fund	2,098	1,116	(83)	(592)	(54)	780	31
Harbor Diversified International All Cap Fund	2,100	354	(89)	113	1	59	26
Harbor International Growth Fund	2,134	191	(154)	309	16	—	15
Harbor Global Leaders Fund	842	94	(80)	110	14	19	—
Harbor High-Yield Bond Fund	1,799	423	(184)	32	(1)	—	61
Harbor High-Yield Opportunities Fund	1,191	282	(115)	21	(7)	—	38
Harbor Core Bond Fund	—	2,507	(30)	44	1	—	15
Harbor Bond Fund	4,250	716	(2,534)	187	(95)	—	66
Total	$24,050	$7,968	$(4,349)	$ 462	$ 88	$1,632	$302

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2045 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	10.18%	5.23%	6.37%	11.14%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2045	8.32	5.19	6.09	11.06	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2045 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—74.1%
Shares		Value
11,894	Harbor Capital Appreciation Fund	$ 900
21,041	Harbor Strategic Growth Fund	451
66,758	Harbor Mid Cap Growth Fund	729
51,050	Harbor Small Cap Growth Fund	654
102,018	Harbor Large Cap Value Fund	1,602
50,264	Harbor Mid Cap Value Fund	1,055
23,812	Harbor Small Cap Value Fund	793
35,736	Harbor International Fund	1,363
124,914	Harbor Diversified International All Cap Fund	1,362
86,960	Harbor International Growth Fund	1,365
18,837	Harbor Global Leaders Fund	547
TOTAL EQUITY FUNDS
(Cost $10,504)		10,821

FIXED INCOME FUNDS—25.9%
Shares		Value
95,977	Harbor High-Yield Bond Fund	$ 943
64,789	Harbor High-Yield Opportunities Fund	625
72,602	Harbor Core Bond Fund	741
129,707	Harbor Bond Fund	1,483
TOTAL FIXED INCOME FUNDS
(Cost $3,785)		3,792
TOTAL INVESTMENTS—100.0%
(Cost $14,289)		14,613
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$14,613

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 793	$ 198	$ (126)	$ 16	$ 19	$ 74	$ 2
Harbor Strategic Growth Fund	394	79	(63)	42	(1)	10	1
Harbor Mid Cap Growth Fund	631	211	(147)	8	26	105	—
Harbor Small Cap Growth Fund	556	242	(112)	(35)	3	115	—
Harbor Large Cap Value Fund	1,392	270	(203)	105	38	23	7
Harbor Mid Cap Value Fund	918	294	(156)	(2)	1	52	16
Harbor Small Cap Value Fund	681	233	(135)	(11)	25	62	2
Harbor International Fund	1,178	717	(159)	(276)	(97)	447	18
Harbor Diversified International All Cap Fund	1,182	282	(164)	57	5	34	15
Harbor International Growth Fund	1,188	173	(175)	151	28	—	9
Harbor Global Leaders Fund	482	73	(78)	55	15	11	—
Harbor High-Yield Bond Fund	755	312	(139)	20	(5)	—	27
Harbor High-Yield Opportunities Fund	499	208	(90)	12	(4)	—	16
Harbor Core Bond Fund	—	809	(81)	13	—	—	4
Harbor Bond Fund	1,761	455	(778)	74	(29)	—	29
Total	$12,410	$4,556	$(2,606)	$ 229	$ 24	$933	$146

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2050 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	10.90%	5.21%	6.90%	11.62%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	2.57%	3.72%	—
MSCI EAFE (ND)	7.45	-3.22	2.60	7.95	—
Russell 3000®	9.71	12.68	11.20	15.29	—
Composite Index 2050	8.66	5.06	6.55	11.50	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2050 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—84.1%
Shares		Value
24,308	Harbor Capital Appreciation Fund	$ 1,839
42,848	Harbor Strategic Growth Fund	919
134,944	Harbor Mid Cap Growth Fund	1,474
103,598	Harbor Small Cap Growth Fund	1,328
207,984	Harbor Large Cap Value Fund	3,265
101,588	Harbor Mid Cap Value Fund	2,133
48,225	Harbor Small Cap Value Fund	1,605
72,044	Harbor International Fund	2,748
251,331	Harbor Diversified International All Cap Fund	2,740
176,025	Harbor International Growth Fund	2,764
38,570	Harbor Global Leaders Fund	1,120
TOTAL EQUITY FUNDS
(Cost $20,341)		21,935

FIXED INCOME FUNDS—15.9%
Shares		Value
193,402	Harbor High-Yield Opportunities Fund	$ 1,864
74,405	Harbor Core Bond Fund	760
133,054	Harbor Bond Fund	1,521
TOTAL FIXED INCOME FUNDS
(Cost $4,145)		4,145
TOTAL INVESTMENTS—100.0%
(Cost $24,486)		26,080
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$26,080

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,703	$ 258	$ (190)	$ 46	$ 22	$ 152	$ 3
Harbor Strategic Growth Fund	845	77	(86)	84	(1)	20	3
Harbor Mid Cap Growth Fund	1,341	328	(259)	58	6	214	—
Harbor Small Cap Growth Fund	1,173	392	(169)	(35)	(33)	233	—
Harbor Large Cap Value Fund	2,973	286	(283)	168	121	47	15
Harbor Mid Cap Value Fund	1,944	409	(218)	(76)	74	104	32
Harbor Small Cap Value Fund	1,435	354	(211)	(18)	45	125	5
Harbor International Fund	2,509	1,262	(265)	(562)	(196)	905	36
Harbor Diversified International All Cap Fund	2,524	352	(260)	124	—	69	30
Harbor International Growth Fund	2,529	135	(260)	344	16	—	18
Harbor Global Leaders Fund	1,044	52	(117)	124	17	23	—
Harbor High-Yield Opportunities Fund	1,511	524	(192)	34	(13)	—	48
Harbor Core Bond Fund	—	758	(12)	13	1	—	4
Harbor Bond Fund	1,860	387	(773)	75	(28)	—	29
Total	$23,391	$5,574	$(3,295)	$ 379	$ 31	$1,892	$223

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2055 Fund
Fund Summary —April 30, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2019	Unannualized	1 Year	5 Years	Annualized	Inception Date
	6 Months			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	11.46%	5.18%	N/A	7.65%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	5.49%	5.29%	N/A	2.34%	—
MSCI EAFE (ND)	7.45	-3.22	N/A	4.04	—
Russell 3000®	9.71	12.68	N/A	10.70	—
Composite Index 2055	9.01	5.06	N/A	7.10	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.79%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2055 Fund
Portfolio of Investments—April 30, 2019 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
5,419	Harbor Capital Appreciation Fund	$ 410
9,568	Harbor Strategic Growth Fund	205
30,034	Harbor Mid Cap Growth Fund	328
22,824	Harbor Small Cap Growth Fund	293
46,681	Harbor Large Cap Value Fund	733
22,720	Harbor Mid Cap Value Fund	477
10,692	Harbor Small Cap Value Fund	356
16,128	Harbor International Fund	615
56,341	Harbor Diversified International All Cap Fund	614
39,278	Harbor International Growth Fund	617
8,720	Harbor Global Leaders Fund	253
TOTAL EQUITY FUNDS
(Cost $4,896)		4,901

FIXED INCOME FUNDS—7.0%
Shares		Value
17,134	Harbor High-Yield Opportunities Fund	$ 165
17,662	Harbor Bond Fund	202
TOTAL FIXED INCOME FUNDS
(Cost $366)		367
TOTAL INVESTMENTS—100.0%
(Cost $5,262)		5,268
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$5,268

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through April 30, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 296	$ 121	$ (25)	$ 16	$ 2	$ 28	$ 1
Harbor Strategic Growth Fund	147	52	(11)	17	—	4	—
Harbor Mid Cap Growth Fund	233	101	(21)	13	2	40	—
Harbor Small Cap Growth Fund	209	109	(14)	(10)	(1)	44	—
Harbor Large Cap Value Fund	518	186	(31)	55	5	9	3
Harbor Mid Cap Value Fund	338	161	(23)	1	—	20	6
Harbor Small Cap Value Fund	252	117	(19)	4	2	24	1
Harbor International Fund	439	359	(44)	(114)	(25)	169	7
Harbor Diversified International All Cap Fund	438	195	(45)	27	(1)	13	5
Harbor International Growth Fund	442	147	(47)	72	3	—	3
Harbor Global Leaders Fund	182	56	(14)	26	3	4	—
Harbor High-Yield Opportunities Fund	117	68	(22)	3	(1)	—	4
Harbor Bond Fund	145	89	(37)	6	(1)	—	3
Total	$3,756	$1,761	$(353)	$ 116	$(12)	$355	$ 33
26

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—April 30, 2019 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$13,392	$4,172	$24,927	$19,923	$31,176	$18,451	$26,908	$14,289	$24,486	$5,262
Investments in affiliated funds, at value	$13,523	$4,216	$25,276	$20,110	$31,990	$19,023	$28,219	$14,613	$26,080	$5,268
Receivables for:
Investments in affiliated funds sold	—	—	—	—	—	—	1	—	29	—
Capital shares sold	—	—	—	—	—	1	—	—	—	—
Distributions from affiliated funds	2	1	3	—	—	—	—	—	—	—
Total Assets	13,525	4,217	25,279	20,110	31,990	19,024	28,220	14,613	26,109	5,268
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	1	—	—	—	—
Capital shares reacquired	—	—	—	—	—	—	1	—	29	—
Total Liabilities	—	—	—	—	—	1	1	—	29	—
NET ASSETS	$13,525	$4,217	$25,279	$20,110	$31,990	$19,023	$28,219	$14,613	$26,080	$5,268
Net Assets Consist of:
Paid-in capital	$13,947	$4,402	$25,233	$19,586	$30,523	$17,828	$25,463	$13,445	$22,767	$4,952
Total distributable earnings/(loss)	(422)	(185)	46	524	1,467	1,195	2,756	1,168	3,313	316
	$13,525	$4,217	$25,279	$20,110	$31,990	$19,023	$28,219	$14,613	$26,080	$5,268
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,525	$4,217	$25,279	$20,110	$31,990	$19,023	$28,219	$14,613	$26,080	$5,268
Shares of beneficial interest[1]	1,507	393	2,646	1,654	3,598	1,343	3,183	974	2,635	452
Net asset value per share[2]	$ 8.98	$10.72	$ 9.55	$ 12.16	$ 8.89	$ 14.17	$ 8.86	$ 15.01	$ 9.90	$11.65

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Target Retirement Funds
StatementS of Operations—Six Months Ended April 30, 2019 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 206	$ 76	$ 394	$ 281	$ 422	$ 215	$ 302	$ 146	$ 223	$ 33
Total Investment Income	206	76	394	281	422	215	302	146	223	33
Net Investment Income/(Loss)	206	76	394	281	422	215	302	146	223	33
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(221)	(50)	(166)	(71)	(192)	(24)	88	24	31	(12)
Distributions received from affiliated funds	238	102	812	709	1,338	899	1,632	933	1,892	355
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	507	151	633	512	750	417	462	229	379	116
Net gain/(loss) on investment transactions	524	203	1,279	1,150	1,896	1,292	2,182	1,186	2,302	459
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 730	$279	$1,673	$1,431	$2,318	$1,507	$2,484	$1,332	$2,525	$492
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 206	$ 417	$ 76	$ 167	$ 394	$ 780	$ 281	$ 588
Net realized gain/(loss) on sale of affiliated funds	(221)	17	(50)	124	(166)	327	(71)	472
Realized gain distributions received from affiliated funds	238	127	102	70	812	444	709	402
Change in net unrealized appreciation/(depreciation) on affiliated funds	507	(687)	151	(398)	633	(1,869)	512	(1,699)
Net increase/(decrease) in assets resulting from operations	730	(126)	279	(37)	1,673	(318)	1,431	(237)
Distributions to Shareholders
Institutional Class	(467)	(512)	(205)	(178)	(1,481)	(775)	(1,339)	(585)
Total distributions to shareholders	(467)	(512)	(205)	(178)	(1,481)	(775)	(1,339)	(585)
Net Increase/(Decrease) Derived from Capital Share Transactions	701	(547)	(649)	(1,281)	(467)	(1,095)	2,367	(2,745)
Net increase/(decrease) in net assets	964	(1,185)	(575)	(1,496)	(275)	(2,188)	2,459	(3,567)
Net Assets
Beginning of period	12,561	13,746	4,792	6,288	25,554	27,742	17,651	21,218
End of period	$13,525	$12,561	$4,217	$ 4,792	$25,279	$25,554	$20,110	$17,651
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 422	$ 770	$ 215	$ 356	$ 302	$ 494	$ 146	$ 181	$ 223	$ 294	$ 33	$ 31
(192)	525	(24)	276	88	779	24	313	31	752	(12)	161
1,338	647	899	418	1,632	803	933	368	1,892	946	355	124
750	(2,378)	417	(1,357)	462	(2,502)	229	(1,180)	379	(2,530)	116	(459)
2,318	(436)	1,507	(307)	2,484	(426)	1,332	(318)	2,525	(538)	492	(143)

(1,950)	(844)	(956)	(350)	(2,080)	(780)	(895)	(311)	(1,977)	(913)	(311)	(76)
(1,950)	(844)	(956)	(350)	(2,080)	(780)	(895)	(311)	(1,977)	(913)	(311)	(76)
3,649	635	3,348	776	3,765	316	1,766	3,176	2,141	2,021	1,331	1,247
4,017	(645)	3,899	119	4,169	(890)	2,203	2,547	2,689	570	1,512	1,028

27,973	28,618	15,124	15,005	24,050	24,940	12,410	9,863	23,391	22,821	3,756	2,728
$31,990	$27,973	$19,023	$15,124	$28,219	$24,050	$14,613	$12,410	$26,080	$23,391	$5,268	$3,756
30

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,960	$ 1,484	$ 444	$ 512	$ 1,626	$ 3,554	$ 2,580	$ 3,363
Reinvested distributions	467	512	205	178	1,481	775	1,339	585
Cost of shares reacquired	(1,726)	(2,543)	(1,298)	(1,971)	(3,574)	(5,424)	(1,552)	(6,693)
Net increase/(decrease) in net assets	$ 701	$ (547)	$ (649)	$(1,281)	$ (467)	$(1,095)	$ 2,367	$(2,745)
SHARES
Institutional Class
Shares sold	223	164	43	47	175	361	218	265
Shares issued due to reinvestment of distributions	55	56	20	17	168	80	122	47
Shares reacquired	(198)	(279)	(123)	(182)	(386)	(554)	(132)	(529)
Net increase/(decrease) in shares outstanding	$ 80	$ (59)	$ (60)	$ (118)	$ (43)	$ (113)	$ 208	$ (217)
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through April 30, 2019	November 1, 2017 through October 31, 2018
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 4,902	$ 4,732	$ 3,667	$ 3,194	$ 3,319	$ 4,380	$ 2,530	$ 4,685	$ 1,934	$ 4,395	$1,379	$2,096
1,950	844	956	350	2,080	780	895	311	1,977	913	311	75
(3,203)	(4,941)	(1,275)	(2,768)	(1,634)	(4,844)	(1,659)	(1,820)	(1,770)	(3,287)	(359)	(924)
$ 3,649	$ 635	$ 3,348	$ 776	$ 3,765	$ 316	$ 1,766	$ 3,176	$ 2,141	$ 2,021	$1,331	$1,247

570	515	270	220	390	468	176	301	204	418	125	171
245	93	76	24	268	85	69	21	232	89	31	6
(383)	(535)	(94)	(192)	(192)	(517)	(116)	(116)	(186)	(313)	(34)	(75)
$ 432	$ 73	$ 252	$ 52	$ 466	$ 36	$ 129	$ 206	$ 250	$ 194	$ 122	$ 102
32

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.80	$ 9.25	$ 8.93	$ 9.19	$ 9.75	$ 9.83
Income from Investment Operations
Net investment income/(loss)	0.14 [a]	0.28 [a]	0.22 [a]	0.25 [a]	0.34 [a]	0.22
Net realized and unrealized gains/(losses) on investments	0.36	(0.38)	0.40	0.08	(0.30)	0.19
Total from investment operations	0.50	(0.10)	0.62	0.33	0.04	0.41
Less Distributions
Dividends from net investment income	(0.16)	(0.29)	(0.27)	(0.29)	(0.35)	(0.28)
Distributions from net realized capital gains	(0.16)	(0.06)	(0.03)	(0.30)	(0.25)	(0.21)
Total distributions	(0.32)	(0.35)	(0.30)	(0.59)	(0.60)	(0.49)
Net asset value end of period	8.98	8.80	9.25	8.93	9.19	9.75
Net assets end of period (000s)	$13,525	$12,561	$13,746	$13,805	$15,124	$17,410
Ratios and Supplemental Data (%)
Total return	6.00% [d]	(1.14)%	7.17%	3.91%	0.46%	4.32%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.26 [e]	3.13	2.46	2.87	3.57	2.14
Portfolio turnover[c]	43 [d]	28	16	26	24	20

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$10.58	$11.02	$10.45	$10.77	$11.68	$ 11.87
Income from Investment Operations
Net investment income/(loss)	0.17 [a]	0.33 [a]	0.26 [a]	0.29 [a]	0.36 [a]	0.24
Net realized and unrealized gains/(losses) on investments	0.43	(0.45)	0.60	0.05	(0.35)	0.29
Total from investment operations	0.60	(0.12)	0.86	0.34	0.01	0.53
Less Distributions
Dividends from net investment income	(0.33)	(0.32)	(0.29)	(0.36)	(0.39)	(0.31)
Distributions from net realized capital gains	(0.13)	—	—	(0.30)	(0.53)	(0.41)
Total distributions	(0.46)	(0.32)	(0.29)	(0.66)	(0.92)	(0.72)
Net asset value end of period	10.72	10.58	11.02	10.45	10.77	11.68
Net assets end of period (000s)	$4,217	$4,792	$6,288	$6,574	$7,778	$11,200
Ratios and Supplemental Data (%)
Total return	5.93% [d]	(1.10)%	8.43%	3.59%	0.13%	4.73%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.21 [e]	3.07	2.43	2.82	3.26	2.08
Portfolio turnover[c]	23 [d]	29	22	32	26	38
See page 37 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

33

HARBOR TARGET RETIREMENT 2020 FUND

	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 9.50	$ 9.90	$ 9.29	$ 9.94	$ 10.63	$ 10.78
Income from Investment Operations
Net investment income/(loss)	0.14 [a]	0.28 [a]	0.23 [a]	0.26 [a]	0.32 [a]	0.23
Net realized and unrealized gains/(losses) on investments	0.47	(0.40)	0.73	0.04	(0.30)	0.29
Total from investment operations	0.61	(0.12)	0.96	0.30	0.02	0.52
Less Distributions
Dividends from net investment income	(0.28)	(0.28)	(0.24)	(0.32)	(0.34)	(0.30)
Distributions from net realized capital gains	(0.28)	—	(0.11)	(0.63)	(0.37)	(0.37)
Total distributions	(0.56)	(0.28)	(0.35)	(0.95)	(0.71)	(0.67)
Net asset value end of period	9.55	9.50	9.90	9.29	9.94	10.63
Net assets end of period (000s)	$25,279	$25,554	$27,742	$25,419	$27,290	$31,124
Ratios and Supplemental Data (%)
Total return	6.90% [d]	(1.29)%	10.77%	3.56%	0.30%	5.06%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.15 [e]	2.89	2.44	2.83	3.19	2.18
Portfolio turnover[c]	21 [d]	31	29	33	28	19

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 12.21	$ 12.76	$ 11.78	$ 12.32	$ 13.48	$ 13.44
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.37 [a]	0.29 [a]	0.31 [a]	0.37 [a]	0.29
Net realized and unrealized gains/(losses) on investments	0.70	(0.57)	1.12	0.05	(0.36)	0.40
Total from investment operations	0.88	(0.20)	1.41	0.36	0.01	0.69
Less Distributions
Dividends from net investment income	(0.38)	(0.35)	(0.28)	(0.37)	(0.41)	(0.36)
Distributions from net realized capital gains	(0.55)	—	(0.15)	(0.53)	(0.76)	(0.29)
Total distributions	(0.93)	(0.35)	(0.43)	(0.90)	(1.17)	(0.65)
Net asset value end of period	12.16	12.21	12.76	11.78	12.32	13.48
Net assets end of period (000s)	$20,110	$17,651	$21,218	$14,293	$11,487	$10,612
Ratios and Supplemental Data (%)
Total return	8.01% [d]	(1.63)%	12.38%	3.39%	0.11%	5.37%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.10 [e]	2.92	2.42	2.69	2.91	2.06
Portfolio turnover[c]	33 [d]	36	24	25	25	33
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND

	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.84	$ 9.25	$ 8.60	$ 9.19	$ 10.04	$ 10.22
Income from Investment Operations
Net investment income/(loss)	0.13 [a]	0.24 [a]	0.20 [a]	0.21 [a]	0.24 [a]	0.21
Net realized and unrealized gains/(losses) on investments	0.53	(0.38)	0.96	0.01	(0.23)	0.35
Total from investment operations	0.66	(0.14)	1.16	0.22	0.01	0.56
Less Distributions
Dividends from net investment income	(0.25)	(0.25)	(0.21)	(0.26)	(0.28)	(0.27)
Distributions from net realized capital gains	(0.36)	(0.02)	(0.30)	(0.55)	(0.58)	(0.47)
Total distributions	(0.61)	(0.27)	(0.51)	(0.81)	(0.86)	(0.74)
Net asset value end of period	8.89	8.84	9.25	8.60	9.19	10.04
Net assets end of period (000s)	$31,990	$27,973	$28,618	$24,634	$25,084	$24,727
Ratios and Supplemental Data (%)
Total return	8.31% [d]	(1.57)%	14.18%	2.96%	0.13%	5.79%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.99 [e]	2.62	2.30	2.54	2.55	1.99
Portfolio turnover[c]	26 [d]	31	29	31	24	22

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 13.86	$ 14.44	$ 12.93	$ 13.56	$14.92	$14.52
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.33 [a]	0.28 [a]	0.27 [a]	0.3 [a]	0.29
Net realized and unrealized gains/(losses) on investments	0.99	(0.58)	1.75	0.04	(0.26)	0.58
Total from investment operations	1.17	(0.25)	2.03	0.31	0.04	0.87
Less Distributions
Dividends from net investment income	(0.35)	(0.33)	(0.28)	(0.35)	(0.36)	(0.33)
Distributions from net realized capital gains	(0.51)	—	(0.24)	(0.59)	(1.04)	(0.14)
Total distributions	(0.86)	(0.33)	(0.52)	(0.94)	(1.40)	(0.47)
Net asset value end of period	14.17	13.86	14.44	12.93	13.56	14.92
Net assets end of period (000s)	$19,023	$15,124	$15,005	$11,496	$9,007	$7,708
Ratios and Supplemental Data (%)
Total return	9.21% [d]	(1.79)%	16.31%	2.70%	0.34%	6.19%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.65 [e]	2.26	2.06	2.17	2.17	1.64
Portfolio turnover[c]	21 [d]	29	26	26	22	39
See page 37 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

35

HARBOR TARGET RETIREMENT 2040 FUND

	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.85	$ 9.30	$ 8.42	$ 9.05	$ 9.84	$ 10.01
Income from Investment Operations
Net investment income/(loss)	0.10 [a]	0.18 [a]	0.15 [a]	0.17 [a]	0.18 [a]	0.17
Net realized and unrealized gains/(losses) on investments	0.66	(0.34)	1.30	(0.01)	(0.10)	0.46
Total from investment operations	0.76	(0.16)	1.45	0.16	0.08	0.63
Less Distributions
Dividends from net investment income	(0.20)	(0.19)	(0.17)	(0.20)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.55)	(0.10)	(0.40)	(0.59)	(0.65)	(0.57)
Total distributions	(0.75)	(0.29)	(0.57)	(0.79)	(0.87)	(0.80)
Net asset value end of period	8.86	8.85	9.30	8.42	9.05	9.84
Net assets end of period (000s)	$28,219	$24,050	$24,940	$19,448	$19,805	$18,933
Ratios and Supplemental Data (%)
Total return	9.83% [d]	(1.84)%	18.26%	2.36%	0.94%	6.77%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.39 [e]	1.90	1.78	2.03	1.96	1.59
Portfolio turnover[c]	17 [d]	30	21	30	18	22

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 14.69	$ 15.43	$13.51	$14.25	$15.17	$14.85
Income from Investment Operations
Net investment income/(loss)	0.16 [a]	0.23 [a]	0.21 [a]	0.21 [a]	0.23 [a]	0.23
Net realized and unrealized gains/(losses) on investments	1.19	(0.49)	2.42	0.01	(0.06)	0.80
Total from investment operations	1.35	(0.26)	2.63	0.22	0.17	1.03
Less Distributions
Dividends from net investment income	(0.29)	(0.28)	(0.22)	(0.27)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.74)	(0.20)	(0.49)	(0.69)	(0.80)	(0.40)
Total distributions	(1.03)	(0.48)	(0.71)	(0.96)	(1.09)	(0.71)
Net asset value end of period	15.01	14.69	15.43	13.51	14.25	15.17
Net assets end of period (000s)	$14,613	$12,410	$9,863	$7,211	$5,523	$4,239
Ratios and Supplemental Data (%)
Total return	10.18% [d]	(1.83)%	20.37%	1.91%	1.23%	7.17%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.22 [e]	1.49	1.50	1.58	1.56	1.37
Portfolio turnover[c]	19 [d]	22	32	24	15	21
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND

	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 9.81	$ 10.42	$ 9.23	$ 10.39	$ 11.40	$ 11.46
Income from Investment Operations
Net investment income/(loss)	0.09 [a]	0.13 [a]	0.12 [a]	0.12 [a]	0.14 [a]	0.15
Net realized and unrealized gains/(losses) on investments	0.84	(0.33)	1.81	(0.03)	0.05	0.67
Total from investment operations	0.93	(0.20)	1.93	0.09	0.19	0.82
Less Distributions
Dividends from net investment income	(0.17)	(0.16)	(0.13)	(0.17)	(0.19)	(0.23)
Distributions from net realized capital gains	(0.67)	(0.25)	(0.61)	(1.08)	(1.01)	(0.65)
Total distributions	(0.84)	(0.41)	(0.74)	(1.25)	(1.20)	(0.88)
Net asset value end of period	9.90	9.81	10.42	9.23	10.39	11.40
Net assets end of period (000s)	$26,080	$23,391	$22,821	$18,728	$19,221	$20,434
Ratios and Supplemental Data (%)
Total return	10.90% [d]	(2.06)%	22.40%	1.51%	1.83%	7.61%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.89 [e]	1.20	1.27	1.34	1.35	1.17
Portfolio turnover[c]	14 [d]	22	33	24	24	23

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
	6-Month Period Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015 [f]
	(Unaudited)
Net asset value beginning of period	$11.39	$11.97	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)	0.09 [a]	0.11 [a]	0.10 [a]	0.11 [a]	0.05 [a]
Net realized and unrealized gains/(losses) on investments	1.06	(0.37)	2.17	0.01	0.18
Total from investment operations	1.15	(0.26)	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.16)	(0.16)	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.73)	(0.16)	(0.20)	(0.04)	—
Total distributions	(0.89)	(0.32)	(0.32)	(0.18)	(0.15)
Net asset value end of period	11.65	11.39	11.97	10.02	10.08
Net assets end of period (000s)	$5,268	$3,756	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	11.46% [d]	(2.31)%	23.34%	1.38%	2.28%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.57 [e]	0.91	0.95	1.13	0.52
Portfolio turnover[c]	8 [d]	29	32	33	15

a	Amounts are based on average daily shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
d	Unannualized
e	Annualized
f	Fund Inception was November 1, 2014.
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2019 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2019, the Trust consists of 33 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. At April 30, 2019, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2019 or October 31, 2018.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
38

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2019, each Fund held less than 25% of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 29% of Harbor Core Bond Fund.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
39

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	2,758	0.2%
Harbor Target Retirement 2030 Fund	145,452	4.0
Harbor Target Retirement 2035 Fund	24,877	1.9
Harbor Target Retirement 2040 Fund	2,047	0.1
Harbor Target Retirement 2045 Fund	9,740	1.0
Harbor Target Retirement 2050 Fund	13,059	0.5
Harbor Target Retirement 2055 Fund	7,124	1.6
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2019.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 4—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$13,392	$ 267	$(136)	$ 131
Harbor Target Retirement 2015 Fund	4,172	75	(31)	44
Harbor Target Retirement 2020 Fund	24,927	710	(361)	349
Harbor Target Retirement 2025 Fund	19,923	622	(435)	187
Harbor Target Retirement 2030 Fund	31,176	1,431	(617)	814
Harbor Target Retirement 2035 Fund	18,451	991	(419)	572
Harbor Target Retirement 2040 Fund	26,908	2,123	(812)	1,311
Harbor Target Retirement 2045 Fund	14,289	736	(412)	324
Harbor Target Retirement 2050 Fund	24,486	2,401	(807)	1,594
Harbor Target Retirement 2055 Fund	5,262	204	(198)	6

Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
40

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,060.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,059.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,069.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,080.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,083.10
Hypothetical (5% return)		0.00	1,000	1,024.79
41

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,092.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,098.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,101.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,109.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,114.60
Hypothetical (5% return)		0.00	1,000	1,024.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
42

Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year. In 2019, the Funds filed a complete portfolio of investments for the first fiscal quarter on Form N-Q. Beginning with the third fiscal quarter of 2019, the Funds will file a complete portfolio of investments with the SEC on Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 15-16, 2019 (the “Meeting”), the Board, including all of the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital, the adviser to each Fund (the “Adviser” or “Harbor Capital”), with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of each Target Retirement Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
43

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser providing services to the Target Retirement Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Target Retirement Fund;
•	while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;
•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to manage and operate effectively each Target Retirement Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund which had an inception date of November 1, 2014), the Trustees noted that Broadridge had selected 14 peer complexes’ target date funds as peers for the Harbor Target Retirement Funds that Broadridge believes are the most comparable to the Target Retirement Funds. These 14 peer complexes are: American Century One Choice Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, Invesco Balanced-Risk Retirement Funds, JPMorgan SmartRetirement Funds, KP Retirement Path Funds, MassMutual RetireSMART Funds, MFS Lifetime Funds, PIMCO RealPath Funds, Principal Lifetime Portfolios, Putnam RetirementReady Portfolios, T. Rowe Price Retirement Funds, TIAA-CREF Lifecycle Portfolios and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Broadridge included these 14 selected peers, as applicable, as the performance group and all target date funds as the performance universe.
44

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois, Inc. and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $161.95 million in assets, out of a firm-wide total of approximately $44.45 billion in assets under management as of December 31, 2018.
The Trustees considered the fact that the Target Retirement Funds had been in operation for a shorter period than many of their peers. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees noted that Harbor Capital had recently made changes to the target allocations for Harbor Target Retirement 2025-2040 Funds to increase the Funds’ equity exposure, although the Funds continue to be relatively conservative in their positioning. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions. The Trustees noted that Harbor Capital’s profitability in managing the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was below the peer group median and above the peer universe median.
Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s outperformance for the one-year period and underperformance for the three- and five-year periods ended December 31, 2018 relative to its universe medians, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was equal to the peer group median and above the peer universe median.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s outperformance for the one-year period and underperformance for the three- and five-year periods ended December 31, 2018 relative to its universe medians, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was equal to the peer group median and above the peer universe median.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period and underperformance relative to its universe medians for the three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period and underperformance relative to its universe medians for the three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, three- and five-year periods ended December 31, 2018, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
45

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Adviser Fees and Profitability
The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser pays the expenses of each Target Retirement Fund with limited exceptions and that the Adviser was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
46

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Harbor Target Retirement 2015 Fund’s (the “2015 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2015 match the 2015 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2015 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS
47

Benchmark Descriptions—Continued

Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
48

Benchmark Descriptions—Continued

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
49

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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51

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.TR.0419

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed June 28, 2019 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	June 28, 2019
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	June 28, 2019

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).